                                                    Registration Nos. 333-43264
                                                                      811-08561

      As filed With the Securities and Exchange Commission on May 1, 2006

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-6

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

           Pre-effective Amendment No.     [  ]

           Post-Effective Amendment No.    [14]

                                and/or

        REGISTRATION STATEMENT UNDER THE
        INVESTMENT COMPANY ACT OF 1940                                  [X]

           Amendment No.                   [72]

         AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL-R
                          (Exact Name of Registrant)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             2727-A Allen Parkway
                           Houston, Texas 77019-2191
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (713) 831-8470
              (Depositor's Telephone Number, Including Area Code)

                        AMERICAN HOME ASSURANCE COMPANY
                              (Name of Guarantor)
                                70 Pine Street
                           New York, New York 10270

                                (212) 770-7000
              (Guarantor's Telephone Number, Including Area Code)

                             Lauren W. Jones, Esq.
                            Deputy General Counsel
                     American General Life Companies, LLC
                              2929 Allen Parkway
                             Houston, Texas 77019
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

    [ ] immediately upon filing pursuant to paragraph (b)

    [X] on May 1, 2006 pursuant to paragraph (b)

    [ ] 60 days after filing pursuant to paragraph (a)(1)

    [ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

    [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PLATINUM INVESTOR(R) III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES (the "Policies") issued by American General Life Insurance Company ("AGL") through its Separate Account VL-R

                            This Prospectus is dated
                                   May 1, 2006

This prospectus describes Platinum Investor III flexible premium variable life insurance Policies issued by AGL. If there are any differences between this prospectus and your Policy, the provisions of your Policy will control. Platinum Investor III Policies provide life insurance coverage with flexibility in death benefits, premium payments and investment options. During the lifetime of the insured person you may designate or change the beneficiary to whom Platinum Investor III pays the death benefit upon the insured person's death. You choose one of three death benefit options. We guarantee a death benefit if the monthly guarantee premium is paid and your Policy has not lapsed.

For information on how to contact AGL, please see "Contact Information" page 5.

The Index of Special Words and Phrases on page 60 will refer you to pages that contain more about many of the words and phrases that we use. All of the words and phrases listed in the Index will be underlined and written in bold the first time they appear in this prospectus.

This prospectus generally describes only the variable portions of the Policy, except where the fixed account is specifically mentioned. Please read this prospectus carefully and keep it for future reference.

The AGL declared fixed interest account ("Fixed Account") is the fixed investment option for these Policies. You can also use AGL's Separate Account VL-R ("Separate Account") to invest in the Platinum Investor III variable investment options. Currently, the Platinum Investor III variable investment options each purchase shares of a corresponding Fund of:

..    AIM Variable Insurance Funds ("AIM V.I.")
..    The Alger American Fund ("Alger American")
..    American Century Variable
     Portfolios, Inc. ("American Century VP")
..    Credit Suisse Trust ("Credit Suisse Trust")
..    Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP")
..    Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton
     VIP")
..    Janus Aspen Series ("Janus Aspen")
..    J.P. Morgan Series Trust II ("JPMorgan")
..    MFS(R) Variable Insurance Trust(SM) ("MFS(R) VIT")
..    Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT")
..    Oppenheimer Variable Account Funds ("Oppenheimer")
..    PIMCO Variable Insurance Trust ("PIMCO VIT")
..    Pioneer Variable Contracts Trust ("Pioneer")
..    Putnam Variable Trust ("Putnam VT")
..    SunAmerica Series Trust ("SunAmerica ST")
..    VALIC Company I ("VALIC Co. I")
..    Van Kampen Life Investment Trust ("Van Kampen LIT")
..    Vanguard(R) Variable Insurance Fund ("Vanguard VIF")

See "Variable Investment Options" on page 21 for a complete list of the variable investment options and the respective advisers and sub-advisers of the corresponding Funds. You should also read the prospectuses of the Funds underlying the variable investment options that may interest you. You can request free copies from your AGL representative or from our Administrative Center shown under "Contact Information" on page 5.

There is no guaranteed cash surrender value for amounts allocated to the variable investment options.

If the cash surrender value (the cash value reduced by any loan balance) is insufficient to cover the charges due under the Policy, the Policy may terminate without value.

Buying this Policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable life insurance Policy. You may wish to consult with your insurance representative or financial adviser.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The Policies are not insured by the FDIC, The Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable life insurance policy is subject to investment risks, including possible loss of principal invested.

The Policies are not available in all states. This prospectus does not offer the Policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus, or on sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different.

                                TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY..................................................6
POLICY BENEFITS................................................................6
  Your Specified Amount........................................................6
  Death Benefit................................................................6
    Death Benefit Proceeds.....................................................6
    Death Benefit Option 1, Option 2 and Option 3..............................6
      Death Benefit Option 1...................................................7
      Death Benefit Option 2...................................................7
      Death Benefit Option 3...................................................7
  Full Surrenders, Partial Surrenders, Transfers, and Policy Loans.............7
    Full Surrenders............................................................7
    Partial Surrenders.........................................................7
    Transfers..................................................................7
    Policy Loans...............................................................7
  Premiums.....................................................................8
    Flexibility of Premiums....................................................8
    Free Look..................................................................8
  The Policy...................................................................8
    Ownership Rights...........................................................8
    Separate Account...........................................................8
    Fixed Account..............................................................8
    Accumulation Value.........................................................8
    Payment Options............................................................8
    Tax Benefits...............................................................8
  Supplemental Benefits and Riders.............................................9
POLICY RISKS...................................................................9
  Investment Risk..............................................................9
  Risk of Lapse................................................................9
  Tax Risks....................................................................9
  Partial Surrender and Full Surrender Risks..................................10
  Policy Loan Risks...........................................................10
PORTFOLIO RISKS...............................................................10
TABLES OF CHARGES.............................................................11
GENERAL INFORMATION...........................................................18
  American General Life Insurance Company.....................................18
  Separate Account VL-R.......................................................18
  Guarantee of Insurance Obligations..........................................18
  Additional Information......................................................19
  Communication with AGL......................................................19
    Administrative Center.....................................................19
    E-Delivery, E-Service, telephone transactions and written transactions....19
      E-Delivery..............................................................19
      E-Service...............................................................20
      Telephone transactions and written transactions.........................20
    Telephone transactions....................................................20
  Variable Investment Options.................................................21
  Voting Privileges...........................................................24
  Fixed Account...............................................................25
    Our general account.......................................................25
    How we declare interest...................................................25
  Illustrations...............................................................25
POLICY FEATURES...............................................................26
  Age.........................................................................26
  Death Benefits..............................................................26
    Your specified amount of insurance........................................26
    Your death benefit........................................................26
    Required minimum death benefit............................................27

    Base coverage and supplemental coverage...................................28
  Premium Payments............................................................29
    Premium payments..........................................................29
    Limits on premium payments................................................30
    Checks....................................................................30
    Planned periodic premiums.................................................30
    Monthly guarantee premiums................................................30
    Free look period..........................................................32
  Changing Your Investment Option Allocations.................................32
    Future premium payments...................................................32
    Transfers of existing accumulation value..................................32
    Dollar cost averaging.....................................................32
    Automatic rebalancing.....................................................33
    Market timing.............................................................33
    Fund-rejected transfers...................................................34
  Changing the Specified Amount of Insurance..................................34
    Increase in coverage......................................................34
    Decrease in coverage......................................................35
  Changing Death Benefit Options..............................................35
    Change of death benefit option............................................35
    Tax consequences of changes in insurance coverage.........................36
    Effect of changes in insurance coverage on guarantee period...............36
  Effective Date of Policy and Related Transactions...........................36
    Valuation dates, times, and periods.......................................36
    Fund pricing..............................................................36
    Date of receipt...........................................................36
    Commencement of insurance coverage........................................37
    Date of issue; Policy months and years....................................37
    Monthly deduction days....................................................37
    Commencement of investment performance....................................37
    Effective date of other premium payments and requests that you make.......37
  Reports to Policy Owners....................................................38
ADDITIONAL BENEFIT RIDERS.....................................................38
  Riders......................................................................38
    Accidental Death Benefit Rider............................................38
    Children's Insurance Benefit Rider........................................38
    Maturity Extension Rider..................................................39
    Spouse Term Rider.........................................................40
    Terminal Illness Rider....................................................40
    Waiver of Monthly Deduction Rider.........................................40
  Tax Consequences of Additional Rider Benefits...............................41
POLICY TRANSACTIONS...........................................................41
  E-Delivery, E-Service, Telephone Transactions and Written Transactions......41
  Withdrawing Policy Investments..............................................41
    Full surrender............................................................41
    Partial surrender.........................................................41
    Exchange of Policy in certain states......................................41
    Policy loans..............................................................42
    Preferred loan interest rate..............................................42
    Maturity of your Policy...................................................43
    Tax considerations........................................................43
POLICY PAYMENTS...............................................................43
  Payment Options.............................................................43
    Change of payment option..................................................44
    Tax impact................................................................44
  The Beneficiary.............................................................44
  Assignment of a Policy......................................................44
  Payment of Proceeds.........................................................44
    General...................................................................44

    Delay of Fixed Account proceeds...........................................44
    Delay for check clearance.................................................44
    Delay of Separate Account VL-R proceeds...................................45
    Delay to challenge coverage...............................................45
    Delay required under applicable law.......................................45
ADDITIONAL RIGHTS THAT WE HAVE................................................45
    Underwriting and premium classes..........................................46
    Policies purchased through "internal rollovers"...........................46
    State law requirements....................................................46
    Variations in expenses or risks...........................................47
CHARGES UNDER THE POLICY......................................................47
    Statutory premium tax charge..............................................47
    Tax charge back...........................................................47
    Premium expense charge....................................................47
    Daily charge (mortality and expense risk fee).............................47
    Flat monthly charge.......................................................47
    Monthly charge per $1,000 of base coverage................................47
    Monthly insurance charge..................................................48
    Monthly charges for additional benefit riders.............................49
    Surrender charge..........................................................49
    Partial surrender processing fee..........................................50
    Transfer fee..............................................................50
    Illustrations.............................................................50
    Policy loans..............................................................50
    Charge for taxes..........................................................50
    Allocation of charges.....................................................50
  More About Policy Charges...................................................50
    Purpose of our charges....................................................50
    General...................................................................51
ACCUMULATION VALUE............................................................51
    Your accumulation value...................................................51
    Your investment options...................................................51
POLICY LAPSE AND REINSTATEMENT................................................52
FEDERAL TAX CONSIDERATIONS....................................................52
  Tax Effects.................................................................52
    General...................................................................52
    Testing for modified endowment contract status............................53
    Other effects of Policy changes...........................................54
    Rider benefits............................................................54
    Taxation of pre-death distributions if your Policy is not a modified endowment contract.......................................................54
    Taxation of pre-death distributions if your Policy is a modified endowment contract.......................................................54
    Policy lapses and reinstatements..........................................55
    Diversification and investor control......................................55
    Estate and generation skipping taxes......................................56
    Life insurance in split dollar arrangements...............................56
    Pension and profit-sharing plans..........................................57
    Other employee benefit programs...........................................57
    ERISA.....................................................................57
    Our taxes.................................................................57
    When we withhold income taxes.............................................58
    Tax changes...............................................................58
LEGAL PROCEEDINGS.............................................................58
FINANCIAL STATEMENTS..........................................................59
INDEX OF SPECIAL WORDS AND PHRASES............................................60

--------------------------------------------------------------------------------
                               CONTACT INFORMATION
--------------------------------------------------------------------------------

Addresses and telephone numbers: Here is how you can contact us about the Platinum Investor III Policies.

                 ADMINISTRATIVE CENTER:                     HOME OFFICE:               PREMIUM PAYMENTS:

(Express Delivery)                 (U.S. Mail)         2727-A Allen Parkway       (Express Delivery)
VUL Administration                 VUL Administration  Houston, Texas 77019-2191  Payment Processing Center
2727-A Allen Parkway               P. O. Box 4880      1-713-831-3443             #1 Franklin Square
Houston, Texas 77019-2191          Houston, Texas      1-800-340-2765             Springfield, IL 62713-0001
1-713-831-3443, 1-800-340-2765     77210-4880                                     (U.S. Mail)
(Hearing Impaired) 1-888-436-5258                                                 Payment Processing Center
Fax: 1-713-620-6653                                                               P.O. Box 0842
(Except premium payments)                                                         Carol Stream, IL 60132-0842

--------------------------------------------------------------------------------
                               ELECTRONIC SERVICES
--------------------------------------------------------------------------------

Now, with E-DELIVERY you can electronically receive certain documents we currently mail, including annual Policy and Fund prospectuses. You can choose E-mail or CD ROM. You can also choose E-SERVICE capabilities to access on-line services for your Policy, such as transferring values among investment options and changing allocations for future premiums. You may select or cancel E-DELIVERY and E-SERVICE at any time. For more information, see page 19 of this prospectus. To request E-DELIVERY or E-SERVICE, take the following action:

     . For E-DELIVERY, enroll at the time you complete your Policy application, or go to www.aigag.com and enroll for E-Delivery at the same time you enroll for E-Service.

     . For E-SERVICE, go to www.aigag.com and enroll by completing the information on the introductory page under "Not an E-Service Member?"

                          POLICY BENEFITS/RISKS SUMMARY

     This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

     Beginning June 1, 2006, Platinum Investor III Policies will be offered only in certain states. Please ask your agent about its availability to you.

                                 POLICY BENEFITS

     During the insured person's lifetime, you may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, (4) choose whether your accumulation value or amount of premiums under your Policy, upon the insured person's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary, and
(5) add or delete certain other optional benefits that we make available by rider to your Policy. At the time of purchase, you can decide whether your Policy will be subject to certain tax rules that maximize the cash value or rules that maximize the insurance coverage.

     You may currently allocate your accumulation value among up to 54 variable investment options available under the Policy, each of which invests in an underlying Fund (each available portfolio is referred to in this prospectus as a "Fund," and collectively, the "Funds"), and the Fixed Account, which credits a specified rate of interest.

     Any Policy owner whose Policy was issued before May 1, 2006 may invest in 10 investment options that are not available to any other Policy owners. There are restrictions on the use of four additional investment options. See "Variable Investment Options" on page 21.

     Your accumulation value will vary based on the investment performance of the variable investment options you choose and interest credited in the Fixed Account.

Your Specified Amount

     In your application to buy a Platinum Investor III Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. The Policy is available for specified amounts of $50,000 or more. The specified amount consists of what we refer to as "base coverage" plus any "supplemental coverage" you select. You decide how much base coverage and supplemental coverage you want. Base coverage must be at least 10% of the specified amount. We pay compensation to your insurance agent's broker-dealer for the sale of both base and supplemental coverages. We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base coverage and supplemental coverage" on page 28.

Death Benefit

..    Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding Policy loans and increased by any unearned loan interest) to the beneficiary when the insured person dies. We provide a guarantee of a death benefit, contingent upon payment of the required premiums, equal to the specified amount (less any indebtedness) and any applicable benefit riders for a specified period. This guarantee is not applicable if your Policy has lapsed.

..    Death Benefit Option 1, Option 2 and Option 3: Owners whose Policies were issued before June 1, 2002 could choose only death benefit Option 1 or death benefit Option 2.

     You can choose death benefit Option 1 or Option 2 at the time of your application or at any later time before the death of the insured person. You can choose death benefit Option 3 only at the time of your application. You must choose one of the three Options when you apply for your Policy.

     . Death Benefit Option 1 is the specified amount on the date of the insured person's death.

     . Death Benefit Option 2 is the sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

     . Death Benefit Option 3 is the sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider and any partial surrenders. Additional premiums you pay for the Policy and any riders following a partial surrender are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

          Federal tax law may require us to increase payment under any of the above death benefit Options. See "Required minimum death benefit" on page 27.

Full Surrenders, Partial Surrenders, Transfers, and Policy Loans

..    Full Surrenders: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." You cannot reinstate a surrendered Policy. A full surrender may have adverse tax consequences.

..    Partial Surrenders: You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We do not allow partial surrenders that would reduce the death benefit below $50,000. A partial surrender is also subject to any surrender charge that then applies. A partial surrender may have adverse tax consequences.

..    Transfers: Within certain limits, you may make transfers among the variable investment options and the Fixed Account. You may make up to twelve transfers of accumulation value among the variable investment options in each Policy year without charge. We will assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Fixed Account.

..    Policy Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is equal to your Policy's cash surrender value less the loan interest that will be payable on your loan to your next
     Policy anniversary. The minimum loan you may take is $500 or, if less, an amount equal to your Policy's cash surrender value less the loan interest payable to your next Policy anniversary. We charge you interest on your loan at an annual effective rate of 4.75%, which is equal to 4.54% payable in advance. We credit interest on loaned amounts; we guarantee an annual effective interest rate of 4.00%. After the tenth Policy year, you may take a preferred loan from your Policy. You may increase your risk of lapse if you take a loan. Loans may have adverse tax consequences.

Premiums

..    Flexibility of Premiums: After you pay the initial premium, you can pay premiums at any time (prior to the Policy's maturity) and in any amount. You can select a premium payment plan to pay "planned periodic premiums" monthly, quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. You may also choose to have premiums automatically deducted monthly from your bank account or other source under our automatic payment plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

..    Free Look: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. The free look period generally expires 10 days after you receive the Policy.

The Policy

..    Ownership Rights: While the insured person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

..    Separate Account: You may direct the money in your Policy to any of the variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus.

..    Fixed Account: You may place amounts in the Fixed Account where it earns interest at the rate of 4% annually. We may declare higher rates of interest, but are not obligated to do so.

..    Accumulation Value: Your accumulation value is the sum of your amounts in the variable investment options and the Fixed Account. Accumulation value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

..    Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. More detailed information concerning these payment options is available on request from our Administrative Center shown under "Contact Information" on page 5.

..    Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary. This means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a modified endowment contract ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15th Policy year generally will be treated first as a return of basis or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Supplemental Benefits and Riders

     We offer several riders that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the insured person dies from bodily injury that results from an accident. For most of the riders that you choose, a charge, which is shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction date. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time. Not all riders are available in all states.

                                  POLICY RISKS

Investment Risk

     The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. The surrender charge is large enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your accumulation value may not cover required charges and your Policy would lapse.

     If you invest your accumulation value in one or more variable investment options, then you will be subject to the risk that investment performance will be unfavorable. You will also be subject to the risk that the accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned. We do not guarantee a minimum accumulation value.

     If you allocate net premiums to the Fixed Account, then we credit your accumulation value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Lapse

     If your cash surrender value is not enough to pay the charges deducted against your accumulation value each month, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the cash surrender value. While the monthly guarantee provision is applicable to your Policy, if you pay the monthly guarantee premiums your Policy will not lapse and we will provide a death benefit depending on the death benefit Option you chose.

Tax Risks

     We anticipate that the Policy should generally be deemed a life insurance contract under federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

     Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

     See "Federal Tax Considerations" on page 52. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Partial Surrender and Full Surrender Risks

     The surrender charge under the Policy applies for the first 10 Policy years (and for a maximum of the first 10 Policy years after any requested increase in the Policy's specified amount) in the event you surrender the Policy or decrease the specified amount. The surrender charge may be considerable. It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy years. Any outstanding loan balance reduces the amount available to you upon a partial or full surrender. Under Death Benefit Option 3, partial surrenders reduce the Policy's death benefit until the total value of the premiums you pay after the partial surrender is equivalent to or greater than the amount surrendered. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the accumulation value in the near future. We designed the Policy to meet long-term financial goals.

     A partial surrender or full surrender may have adverse tax consequences.

Policy Loan Risks

     A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan and any accrued interest from the variable investment options and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Fixed Account.

     We reduce the amount we pay on the insured person's death by the amount of any Policy loan and any accrued interest. Your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero.

     If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                 PORTFOLIO RISKS

     A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting your AGL representative or the Administrative Center shown under "Contact Information" on page 5.

     There is no assurance that any of the Funds will achieve its stated investment objective.

                                TABLES OF CHARGES

     The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

     The first table describes the fees and expenses that are payable at the time that you (1) buy a Policy, (2) surrender a Policy during the first 10 Policy years and the first 10 Policy years following an increase in the Policy's base coverage, (3) change a Policy's specified amount, or (4) transfer accumulation value between investment options.

                                                  Transaction Fees
---------------------------------------------------------------------------------------------------------------------
Charge                        When Charge is Deducted       Maximum Guaranteed Charge        Current Charge
----------------------------  ----------------------------  -------------------------------  ------------------------
Statutory Premium Tax Charge  Upon receipt of each premium  3.5%/1/ of each premium payment  3.5%/1/ of each premium
                              payment                       (tax charge back if you          payment (tax charge
                                                            purchase the Policy in           back if you purchase
                                                            Oregon)/2/                       the Policy in Oregon)/2/

Premium Expense Charge        Upon receipt of each premium  7.5% of the amount of each       5% of the amount of
                              payment                       premium payment remaining        each premium payment
                                                            after deduction of the premium   remaining after
                                                            tax charge                       deduction of the
                                                                                             premium tax charge

----------
     /1/ Statutory premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.50%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes.

     /2/ Instead of a premium tax charge, we assess a tax charge back of 2% of each premium payment for Policy owners residing in Oregon. See "Tax charge back" on page 47.

                                                  Transaction Fees
------------------------------------------------------------------------------------------------------------------------------
Charge                             When Charge is Deducted     Maximum Guaranteed Charge        Current Charge
---------------------------------  --------------------------  -------------------------------  ------------------------------
Surrender Charge/1/

  Maximum Charge - for the first   Upon a partial surrender    $49 per $1,000 of base coverage  $49 per $1,000 of base
  Policy year - for a 60 year old  or a full surrender of                                       coverage
  male, preferred non-tobacco,     your Policy during the
  with a Specified Amount of       first 10 Policy years and
  $360,000, of which $360,000 is   during the first 10 Policy
  base coverage/1/                 years following an
                                   increase in the Policy's
                                   base coverage/1/

  Minimum Charge - for the first   Upon a partial surrender    $3 per $1,000 of base coverage   $3 per $1,000 of base coverage
  Policy year - for a 6 year old   or a full surrender of
  female, juvenile, with a         your Policy during the
  Specified Amount of $360,000 of  first 10 Policy years and
  which $36,000 is base coverage   during the first 10 Policy
  and $324,000 is supplemental     years following an
  coverage/1/                      increase in the Policy's
                                   base coverage/1/

  Example Charge - for the first   Upon a partial surrender    $18 per $1,000 of base coverage  $18 per $1,000 of base
  Policy year - for a 40 year old  or a full surrender of                                       coverage
  male, standard non-tobacco,      your Policy during the
  with a Specified Amount of       first 10 Policy years and
  $360,000 of which $252,000 is    during the first 10 Policy
  base coverage and $108,000 is    years following an
  supplemental coverage/1/         increase in the Policy's
                                   base coverage/1/

Partial Surrender Processing Fee   Upon a partial surrender    The lesser of $25 or 2% of the   $10
                                   of your Policy              partial surrender

Transfer Fee                       Upon a transfer of          $25 for each transfer/2/         $25 for each transfer/2/
                                   accumulation value

Policy Loan Interest Charge        Annually (in advance on     4.75% of the loan balance        4.54% of the loan balance
                                   your Policy anniversary)

Policy Owner Additional            Upon each request for a     $25                              $0
Illustration Charge                Policy illustration after
                                   the first in a Policy year

Terminal Illness Rider             At time of claim            $250 plus interest               $150 plus interest
Administrative Fee

----------
     /1/ The Surrender Charge will vary based on the insured person's sex, age, risk class, Policy year and base coverage. The surrender charge attributable to an increase in the Policy's base coverage applies only to the increase in base coverage. See "Base coverage and supplemental coverage" on page 28. The Surrender Charges shown in the table may not be typical of the charges you will pay. Page 27 of your Policy will indicate the maximum guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available free of charge on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus.

     /2/ The first 12 transfers in a Policy year are free of charge.

     The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

                                                     Periodic Charges
                                             (other than Fund fees and expenses)
-----------------------------------------------------------------------------------------------------------------------------
Charge                           When Charge is Deducted    Maximum Guaranteed Charge        Current Charge
-------------------------------  -------------------------  -------------------------------  --------------------------------
Flat Monthly Charge              Monthly, at the beginning  $6                               $6
                                 of each Policy month

Cost of Insurance Charge/1/

 Maximum Charge for the first    Monthly, at the beginning  $10.36 per $1,000 of net         $9.98 per $1,000 of net amount
 Policy year - for a 90          of each Policy month       amount at risk/2/ attributable   at risk attributable to base
 year old male, special                                     to base coverage; and            coverage; and
 tobacco, with a Specified
 Amount of $50,000, of which                                $10.36 per $1,000 of net         $6.07 per $1,000 of net
 $50,000 is base coverage                                   amount at risk attributable to   amount at risk attributable to
                                                            supplemental coverage            supplemental coverage

 Minimum Charge for the first    Monthly, at the beginning  $0.06 per $1,000 of net amount   $0.06 per $1,000 of net amount
 Policy year - for a 6 year      of each Policy month       at risk attributable to base     at risk attributable to base
 old female, juvenile, with a                               coverage; and                    coverage; and
 Specified Amount of
 $1,000,000, of which $100,000                              $0.06 per $1,000 of net amount   $0.04 per $1,000 of net amount
 is base coverage and $900,000                              at risk attributable to          at risk attributable to
 is supplemental coverage                                   supplemental coverage            supplemental coverage

 Example Charge for the first    Monthly, at the beginning  $0.25 per $1,000 of net amount   $0.18 per $1,000 of net amount
 Policy year - for a 40 year     of each Policy month       at risk attributable to base     at risk attributable to base
 old male, standard                                         coverage; and                    coverage; and
 non-tobacco, with a Specified
 Amount of $360,000, of which                               $0.25 per $1,000 of net amount   $0.15 per $1,000 of net amount
 $252,000 is base coverage and                              at risk attributable to          at risk attributable to
 $108,000 is supplemental                                   supplemental coverage            supplemental coverage
 coverage

----------
     /1/ The Cost of Insurance Charge will vary based on the insured person's sex, age, premium class, Policy year, and base and supplemental coverage amounts. See "Base coverage and supplemental coverage" on page 28. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 24 of your Policy will indicate the maximum guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Also see "Illustrations" on page 25 of this prospectus.

     /2/ The net amount at risk is the difference between the current death benefit under your Policy and your accumulation value under the Policy.

                                                  Periodic Charges
                                         (other than Fund fees and expenses)
--------------------------------------------------------------------------------------------------------------------
Charge                          When Charge is Deducted          Maximum Guaranteed Charge  Current Charge
------------------------------  -------------------------------  -------------------------  ------------------------
Monthly Charge per $1,000 of
base coverage1

 Maximum Charge - for a 90      Monthly, at the beginning of     $1.46 per $1000 of base    $1.46 per $1000 of
 year old male, special         each Policy month. This Charge   coverage                   base coverage
 tobacco, with a Specified      is imposed during the first 7
 Amount of $360,000, of which   Policy years and the first 7
 $360,000 is base coverage      Policy years following an
                                increase in base coverage/2/

 Minimum Charge - for a 1 year  Monthly, at the beginning of     $0.03 per $1000 of base    $0.03 per $1000 of
 old female, juvenile, with a   each Policy month.  This Charge  coverage                   base coverage
 Specified Amount of $360,000,  is imposed during the first 7
 of which $36,000 is base       Policy years and the first 7
 coverage and $324,000 is       Policy years following an
 supplemental coverage          increase in base coverage/2/

 Example Charge - for a 40      Monthly, at the beginning of     $0.16 per $1000 of base    $0.16 per $1000 of
 year old male, standard        each Policy month.  This Charge  coverage                   base coverage
 non-tobacco, with a Specified  is imposed during the first 7
 Amount of $360,000, of which   Policy years and the first 7
 $252,000 is base coverage and  Policy years following an
 $108,000 is supplemental       increase in base coverage/2/
 coverage

Daily Charge (mortality and     Daily                            annual effective rate of   annual effective rate
expense risk fee)                                                0.70%/4/                   of 0.70%/4/

 Policy years 1-10 /3,4/

----------

     /1/ The Monthly Charge per $1,000 of base coverage is applied only against each $1,000 of base coverage, and not against the Policy's supplemental coverage. The Monthly Charge per $1,000 of base coverage will vary based on the amount of base coverage and the insured person's sex, age and premium class. See "Base coverage and supplemental coverage" on page 28. The Monthly Charge per $1,000 of base coverage shown in the table may not be typical of the charges you will pay. Page 3A of your Policy will indicate the initial Monthly Charge per $1,000 of base coverage applicable to your Policy. Your Policy refers to this charge as the "Monthly Expense Charge for First Seven Years." There is no additional charge for illustrations at the time you apply for a Policy which may show various amounts of base coverage and supplemental coverage. When you become a Policy owner, we reserve the right to charge a $25 fee for each illustration after the first in each Policy year.

     /2/ The charge assessed during the first 7 Policy years following an increase in base coverage is only upon the amount of the increase in base coverage.

     /3/ After the 10th Policy year, the daily charge will be as follows:
         Policy years 11-20...........annual effective rate of 0.45%
         Policy years 21+..............annual effective rate of 0.10%
         These reductions in the amount of the daily charge are guaranteed.

     /4/ All percentages are calculated as a percent of accumulation value invested in the variable investment options.

     The next table describes the fees and expenses that you will pay periodically, if you choose an optional benefit rider during the time that you own the Policy.

                                                    Periodic Charges
                                              (optional benefit riders only)
---------------------------------------------------------------------------------------------------------------------------
Optional Benefit Rider Charges       When Charge is Deducted      Maximum Guaranteed Charge    Current Charge
-----------------------------------  ---------------------------  ---------------------------  ----------------------------
Accidental Death Benefit/1/

  Maximum Charge - for a 65 year     Monthly, at the beginning    $0.15 per $1,000 of rider    $0.15 per $1,000 of rider
  old                                of each Policy month         coverage                     coverage

  Minimum Charge - for a 29 year     Monthly, at the beginning    $0.07 per $1,000 of rider    $0.07 per $1,000 of rider
  old                                of each Policy month         coverage                     coverage

  Example Charge - for a 40 year     Monthly, at the beginning    $0.09 per $1,000 of rider    $0.09 per $1,000 of rider
  old                                of each Policy month         coverage                     coverage

Children's Insurance Benefit         Monthly, at the beginning    $0.48 per $1,000 of rider    $0.48 per $1,000 of rider
                                     of each Policy month         coverage                     coverage

Maturity Extension Accumulation      Monthly, at the beginning    $10                          $0
Value Version                        of the Policy month which
                                     follows your original
                                     maturity date

Maturity Extension Death Benefit
Version

  Initial Charge                     Monthly beginning 9 years    $1 per $1,000 of net amount  $0.03 per $1,000 of net
                                     before your original         at risk attributable to the  amount at risk attributable
                                     maturity date                Policy (without any riders)  to the Policy (without any
                                                                                               riders)

  Administrative Charge              Monthly, at the beginning    $10                          $0
                                     of the Policy month which
                                     follows your original
                                     maturity date

Spouse Term/2/

  Maximum charge - for a 75 year     Monthly at the beginning of  $5.54 per $1,000 of rider    $4.61 per $1,000 of rider
  old male, standard tobacco         each Policy month            coverage                     coverage

  Minimum charge - for a 15 year     Monthly at the beginning of  $0.07 per $1,000 of rider    $0.01 per $1,000 of rider
  old female, standard non-tobacco   each Policy month            coverage                     coverage

  Example charge - for a 40 year     Monthly at the beginning of  $0.25 per $1,000 of rider    $0.15 per $1,000 of rider
  old male, standard non-tobacco     each Policy month            coverage                     coverage

----------
     /1/ The charge for the Accidental Death Benefit Rider will vary based on the insured person's age.

     /2/ The charge for the Spouse Term Rider will vary based on the Spouse's sex, age and premium class.

                                                  Periodic Charges
                                          (optional benefit riders only)
----------------------------------------------------------------------------------------------------------------------
Optional Benefit Rider Charges     When Charge is Deducted    Maximum Guaranteed Charge    Current Charge
---------------------------------  -------------------------  ---------------------------  ---------------------------
Waiver of Monthly
Deduction/1/

  Maximum Charge - for a  59 year  Monthly, at the beginning  $0.40 per $1,000 of net      $0.40 per $1,000 of net
  old                              of each Policy month       amount at risk attributable  amount at risk attributable
                                                              to the Policy                to the Policy

  Minimum Charge - for an          Monthly, at the beginning  $0.02 per $1,000 of net      $0.02 per $1,000 of net
  18 year old                      of each Policy month       amount at risk attributable  amount at risk attributable
                                                              to the Policy                to the Policy

  Example Charge - for a  40 year  Monthly, at the beginning  $0.03 per $1,000 of net      $0.03 per $1,000 of net
  old                              of each Policy month       amount at risk attributable  amount at risk attributable
                                                              to the Policy                to the Policy

----------
     /1/ The charge for the Waiver of Monthly Deduction Rider will vary based on the insured person's age when we assess the charge.

     The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2005. Current and future expenses for the Funds may be higher or lower than those shown.

                     Annual Fund Fees and Expenses
         (expenses that are deducted from the Fund assets)
----------------------------------------------------------------------
                        Charge                        Maximum  Minimum
----------------------------------------------------  -------  -------
Total Annual Fund Operating Expenses for all of the
Funds (expenses that are deducted from portfolio
assets include management fees, distribution (12b-1)   1.26%    0.24%
fees, and other expenses)/1/

     Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.

----------
     /1/ Currently 15 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2007. The impact of contractual reimbursements or fee waivers is as follows:

                  Charge                        Maximum  Minimum
----------------------------------------------  -------  -------
Total Annual Fund Operating Expenses for
all of the Funds After Contractual
Reimbursement or Fee Waiver                      1.26%    0.24%

                              GENERAL INFORMATION

American General Life Insurance Company

     We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and internationally. AIG American General is a marketing name for AGL and its affiliates. The commitments under the Policies are AGL's, and AIG has no legal obligation to back those commitments.

     AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

Separate Account VL-R

     We hold the Fund shares in which any of your accumulation value is invested in the Separate Account. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

     For record keeping and financial reporting purposes, the Separate Account is divided into 70 separate "divisions," 58 of which correspond to the 58 variable "investment options" under the Policy. The remaining 12 divisions, and all of these 58 divisions, represent investment options available under other variable life policies we offer. Fourteen of these 58 divisions are not available to all Policy owners. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Separate Account's other assets.

     The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners.

Guarantee of Insurance Obligations

     Insurance obligations under the Policies are guaranteed by American Home Assurance Company ("American Home"), an affiliate of AGL. Insurance obligations include, without limitation, Policy values invested in the Fixed Account, death benefits and Policy features that provide return of premium or protection against Policy lapse. The guarantee does not guarantee Policy value or the investment performance of the variable investment options available under the Policies. The guarantee provides that Policy owners can enforce the guarantee directly.

     AGL expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on Policies issued prior to termination of the American Home guarantee would continue to be covered, including obligations arising from premium payments or other payments received after termination, until satisfied in full.

     American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group, Inc. and an affiliate of AGL.

Additional Information

     We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

Communication with AGL

     When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

     Administrative Center. The Administrative Center provides service to all Policy owners. See "Contact Information" on page 5 of this prospectus. For applicants, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. You should mail or express premium payments and loan repayments directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 5. You should communicate notice of the insured person's death, including any related documentation, to our Administrative Center address.

     E-Delivery, E-Service, telephone transactions and written transactions. There are several different ways to request and receive Policy services.

          E-Delivery. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select E-Delivery. E-Delivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. Alternatively, you may choose to receive these documents via CD ROM. You may find electronically received documents easier to review and retain than paper documents. To enroll for E-Delivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.aigag.com and at the same time you enroll for E-Service, enroll for E-Delivery. You do not have to enroll for E-Service to enroll for E-Delivery unless you enroll on-line. You may select or cancel E-Delivery at any time. There is no charge for E-Delivery.

          E-Service. You may enroll for E-Service to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected E-Service, you may choose to handle certain Policy requests by E-Service, in writing or by telephone. We expect to expand the list of available E-Service transactions in the future. To enroll for E-Service, go to www.aigag.com and complete the information on the introductory page under "Not an E-Service Member?" You may select or cancel the use of E-Service at any time. There is no charge for E-Service.

          Telephone transactions and written transactions. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are permitted to make the requests by E-Service or by telephone. See "Telephone transactions" on page 20).

          .    transfer of accumulation value;*
          .    change of allocation percentages for premium payments; *
          .    change of allocation percentages for Policy deductions; *
          .    telephone transaction privileges; *
          .    loan;
          .    full surrender;
          .    partial surrender;
          .    change of beneficiary or contingent beneficiary;
          .    loan repayments or loan interest payments;
          .    change of death benefit option or manner of death benefit
               payment;
          .    change in specified amount;
          .    addition or cancellation of, or other action with respect to any benefit riders;
          .    election of a payment option for Policy proceeds; and
          .    tax withholding elections.

----------
* These transactions are permitted by E-Service, by telephone or in writing.

     We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center, shown under "Contact Information" on page 5, or from your AGL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

     Telephone transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will promptly mail a written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone request. Also, if due to malfunction or other circumstances your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-800-340-2765.

Variable Investment Options

     We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. We have listed the investment options in the following two tables. The name of each Fund or a footnote for the Fund describes its type (for example, money market fund, growth fund, equity fund, etc.). Fund sub-advisers are shown in parenthesis.

     All Policy owners may invest premium payments in variable investment options investing in the Funds listed in the first table. The second table lists investment options that are available to some Policy owners with a Policy issue date prior to May 1, 2006.

     The investment options listed in the following table are available to all Policy owners:

                  Variable Investment Options                         Investment Adviser (sub-adviser, if applicable)
---------------------------------------------------------------  ------------------------------------------------------------
AIM V.I. International Growth Fund - Series I Shares             A I M Advisors, Inc.

Alger American Leveraged AllCap Portfolio - Class O Shares/1/    Fred Alger Management, Inc.

Alger American MidCap Growth Portfolio - Class O Shares          Fred Alger Management, Inc.

American Century VP Value Fund                                   American Century Investment Management, Inc.

Credit Suisse Trust Small Cap Growth Portfolio                   Credit Suisse Asset Management, LLC

Fidelity(R) VIP Asset Manager(SM) Portfolio - Service Class 2/2/ Fidelity Management & Research Company (FMR Co., Inc.)
                                                                 (Fidelity International Investment Advisors)
                                                                 (Fidelity International Investment Advisors (U.K.) Limited)
                                                                 (Fidelity Investments Japan Limited)
                                                                 (Fidelity Investments Money Management, Inc.)
                                                                 (Fidelity Management & Research (Far East) Inc.)
                                                                 (Fidelity Management & Research (U.K.) Inc.)

Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2/3/     Fidelity Management & Research Company (FMR Co., Inc.)
                                                                 (Fidelity International Investment Advisors)
                                                                 (Fidelity International Investment Advisors (U.K.) Limited)
                                                                 (Fidelity Investments Japan Limited)
                                                                 (Fidelity Management & Research (Far East) Inc.)
                                                                 (Fidelity Management & Research (U.K.) Inc.)

Fidelity(R) VIP Equity-Income Portfolio - Service Class 2        Fidelity Management & Research Company (FMR Co., Inc.)

Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2/4/      Strategic Advisers(R), Inc.
                                                                 Fidelity Management & Research Company

Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2/5/      Strategic Advisers(R), Inc.
                                                                 Fidelity Management & Research Company

Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2/6/      Strategic Advisers(R), Inc.
                                                                 Fidelity Management & Research Company

Fidelity(R) VIP Growth Portfolio - Service Class 2               Fidelity Management & Research Company (FMR Co., Inc.)

Fidelity(R) VIP Mid Cap Portfolio - Service Class 2              Fidelity Management & Research Company (FMR Co., Inc.)
                                                                 (Fidelity International Investment Advisors)
                                                                 (Fidelity International Investment Advisors (U.K.) Limited)
                                                                 (Fidelity Investments Japan Limited)

                                           (See footnotes beginning on page 22.)

                  Variable Investment Options                         Investment Adviser (sub-adviser, if applicable)
---------------------------------------------------------------  ------------------------------------------------------------
                                                                 (Fidelity Management & Research (Far East) Inc.)
                                                                 (Fidelity Management & Research (U.K.) Inc.)

Franklin Templeton VIP Franklin Small Cap Value Securities Fund  Franklin Advisory Services, LLC
- Class 2

Franklin Templeton VIP Franklin U.S. Government Fund - Class 2   Franklin Advisers, Inc.

Franklin Templeton VIP Mutual Shares Securities Fund -           Franklin Mutual Advisers, LLC
Class 2/7/

Franklin Templeton VIP Templeton Foreign Securities Fund -       Templeton Investment Counsel, LLC
Class 2

Janus Aspen International Growth Portfolio - Service Shares      Janus Capital Management LLC

Janus Aspen Mid Cap Growth Portfolio - Service Shares            Janus Capital Management LLC

JPMorgan Small Company Portfolio                                 J.P. Morgan Investment Management Inc.

MFS(R) VIT New Discovery Series - Initial Class/8/               Massachusetts Financial Services Company

MFS(R) VIT Research Series - Initial Class/9/                    Massachusetts Financial Services Company

Neuberger Berman AMT Mid-Cap Growth Portfolio                    Neuberger Berman Management Inc. (Neuberger Berman LLC)

Oppenheimer Balanced Fund/VA - Non-Service Shares/10/            OppenheimerFunds, Inc.

Oppenheimer Global Securities Fund/VA - Non-Service Shares       OppenheimerFunds, Inc.

PIMCO VIT CommodityRealReturn Strategy Portfolio -               Pacific Investment Management Company LLC
Administrative Class/11/

PIMCO VIT Real Return Portfolio - Administrative Class/12/       Pacific Investment Management Company LLC

PIMCO VIT Short-Term Portfolio - Administrative Class            Pacific Investment Management Company LLC

PIMCO VIT Total Return Portfolio - Administrative Class          Pacific Investment Management Company LLC

Pioneer Mid Cap Value VCT Portfolio - Class I Shares             Pioneer Investment Management, Inc.

Putnam VT Diversified Income Fund - Class IB                     Putnam Investment Management, LLC

Putnam VT International Growth and Income Fund - Class IB        Putnam Investment Management, LLC

SunAmerica ST Aggressive Growth Portfolio - Class 1 Shares       AIG SunAmerica Asset Management Corp.

SunAmerica ST SunAmerica Balanced Portfolio - Class 1            AIG SunAmerica Asset Management Corp.
Shares /13/

VALIC Co. I International Equities Fund                          VALIC* (AIG Global Investment Corp.)

VALIC Co. I Mid Cap Index Fund                                   VALIC* (AIG Global Investment Corp.)

VALIC Co. I Money Market I Fund                                  VALIC* (AIG SunAmerica Asset Management Corp.)

VALIC Co. I Nasdaq-100(R) Index Fund                             VALIC* (AIG Global Investment Corp.)

VALIC Co. I Science & Technology Fund/14/                        VALIC* (T. Rowe Price Associates, Inc.)

VALIC Co. I Small Cap Index Fund                                 VALIC* (AIG Global Investment Corp.)

VALIC Co. I Stock Index Fund                                     VALIC* (AIG Global Investment Corp.)

Van Kampen LIT Growth and Income Portfolio - Class I Shares      Van Kampen Asset Management

Vanguard VIF High Yield Bond Portfolio                           Wellington Management Company, LLP

Vanguard VIF REIT Index Portfolio                                The Vanguard Group

----------
     /1/ The Fund type for Alger American Leveraged AllCap Portfolio - Class O Shares is equity growth.

     /2/ The Fund type for Fidelity(R) VIP Asset Manager(SM) Portfolio - Service Class 2 is high return.

     /3/ The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 is capital appreciation.

     /4/ The Fund type for Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 is high total return.

     /5/ The Fund type for Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 is high total return.

     /6/ The Fund type for Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2 is high total return.

     /7/  The Fund type for Franklin Templeton VIP Mutual Shares Securities Fund
          - Class 2 is capital appreciation.

     /8/ The Fund type for MFS(R) VIT New Discovery Series - Initial Class is small cap growth.

     /9/ The Fund type for MFS(R) VIT Research Series - Initial Class is long-term growth.

     /10/ The Fund type for Oppenheimer Balanced Fund/VA - Non-Service Shares is total return.

     /11/ The Fund type for PIMCO VIT CommodityRealReturn Strategy Portfolio -
          Administrative Class is maximum real return.

     /12/ The Fund type for PIMCO VIT Real Return Portfolio - Administrative
          Class is maximum real return.

     /13/ The Fund type for SunAmerica ST SunAmerica Balanced Portfolio - Class
          1 Shares is capital appreciation.

     /14/ The Fund type for VALIC Co. I Science & Technology Fund is capital appreciation. This Fund is a sector fund.

     *    "VALIC" means The Variable Annuity Life Insurance Company.

     The investment options listed in the following table are available only to certain Policy owners. The notes that follow the table explain the restrictions on availability.

                  Variable Investment Options                           Investment Adviser (sub-adviser, if applicable)
---------------------------------------------------------------  ------------------------------------------------------------
AIM V.I. Core Equity Fund - Series I Shares*                     A I M Advisors, Inc.

Dreyfus IP MidCap Stock Portfolio - Initial Shares*              The Dreyfus Corporation

Dreyfus VIF Developing Leaders Portfolio - Initial Shares /1/, * The Dreyfus Corporation

Dreyfus VIF Quality Bond Portfolio - Initial Shares*             The Dreyfus Corporation

Goldman Sachs Capital Growth Fund**                              Goldman Sachs Asset Management, L.P.

Janus Aspen Worldwide Growth Portfolio - Service Shares*         Janus Capital Management LLC

JPMorgan Mid Cap Value Portfolio**                               J.P. Morgan Investment Management Inc.

MFS(R) VIT Capital Opportunities Series - Initial Class /2/, *   Massachusetts Financial Services Company

MFS(R) VIT Emerging Growth Series - Initial Class*               Massachusetts Financial Services Company

Pioneer Fund VCT Portfolio - Class I Shares /3/, ***             Pioneer Investment Management, Inc.

Pioneer Growth Opportunities VCT Portfolio - Class I Shares****  Pioneer Investment Management, Inc.

Putnam VT Growth and Income Fund - Class IB*                     Putnam Investment Management, LLC

UIF Equity Growth Portfolio - Class I Shares*                    Morgan Stanley Investment Management Inc. (d/b/a
                                                                 Van Kampen)

UIF High Yield Portfolio - Class I Shares*                       Morgan Stanley Investment Management Inc. (d/b/a
                                                                 Van Kampen)

----------
     /1/ The Fund type for Dreyfus VIF Developing Leaders Portfolio - Initial Shares is small cap.

     /2/ The Fund type for MFS(R) VIT Capital Opportunities Series - Initial Class is capital appreciation.

     /3/ The Fund type for Pioneer Fund VCT Portfolio - Class I Shares is income and growth.

     * This investment option is available only to Policy owners whose Policies were effective before May 1, 2006. If a Policy's date of issue is before May 1, 2006 only because we assigned an earlier date than otherwise would apply to preserve a younger age at issue for the insured person, the Policy owner will not be able to invest in this investment option. See "Date of issue; Policy months and years" on page 37.

     ** Policy owners with accumulation value in this investment option may transfer any or all of the value from the investment option. This investment option is not available for any other purpose. This investment option is not offered for new Policies.

     *** Any Policy owner whose accumulation value as of December 10, 2004 was invested in whole or in part in the investment option funded by this Portfolio (formerly Safeco RST Core Equity Portfolio) may continue to use the investment option for any purpose allowed under the Policy.

     **** Any Policy owner whose accumulation value as of December 10, 2004 was invested in whole or in part in the investment option funded by this Portfolio (formerly Safeco RST Growth Opportunities Portfolio) may continue to use the investment option for any purpose allowed under the Policy.

     From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

     You can learn more about the Funds, their investment policies, risks, expenses and all other aspects of their operations by reading their prospectuses. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

     We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Policy owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. From time to time some of these arrangements may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses that we are incurring are greater than we anticipated. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 47.

     We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO VIT") under which we receive fees of up to 0.15% of the daily market value of the assets invested in the underlying Fund, paid directly by PIMCO VIT for services we perform.

     We also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

Voting Privileges

     We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

     We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account.

     If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

     In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners. AGL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

Fixed Account

     We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 4%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 50. The "daily charge" described on page 47 and the fees and expenses of the Funds discussed on page 17 do not apply to the Fixed Account.

     Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an annual effective rate of at least 4%.

     Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

Illustrations

     We may provide you with illustrations for your Policy's death benefit, accumulation value, and cash surrender value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your accumulation value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

     Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the proposed insured person's age and premium class and (2) your selection of a death benefit Option, specified amount, planned periodic premiums, riders, and proposed investment options.

         After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                                 POLICY FEATURES

Age

     Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the "attained" age.

Death Benefits

     Your specified amount of insurance. In your application to buy a Platinum Investor III Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. The specified amount consists of what we refer to as "base coverage" plus any "supplemental coverage" you select. Base coverage must be at least 10% of the specified amount. We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base coverage and supplemental coverage" on page 28.

     We also guarantee a death benefit for a specified period provided you have paid the required monthly premiums. The guaranteed death benefit is equal to the specified amount (less any indebtedness) and any benefit riders. We refer to this guarantee in both your Policy and this prospectus as the "guarantee period benefit." We provide more information about the specified amount and the guarantee period benefit under "Monthly guarantee premiums," beginning on page
30. You should read these other discussions carefully because they contain important information about how the choices you make can affect your benefits and the amount of premiums and charges you may have to pay.

     Investment performance affects the amount of your Policy's accumulation value. We deduct all charges from your accumulation value. The amount of the monthly charges may differ from month to month. However, as long as all applicable charges are paid timely each month, the specified amount of insurance payable under your Policy is unaffected by investment performance. (See "Monthly insurance charge" on page 48.)

     Your death benefit. You must choose one of three death benefit Options under your Policy at the time it is issued. Owners whose Policies were issued before June 1, 2002 could choose only death benefit Option 1 or death benefit Option 2.

     You can choose Option 1 or Option 2 at the time of your application or at any later time before the death of the insured person. You can choose death benefit Option 3 only at the time of your application. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the Option you choose, the death benefit we will pay is

     . Option 1--The specified amount on the date of the insured person's death.

     . Option 2--The sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

     . Option 3--The sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider and any partial surrenders. Additional premiums you pay for the Policy and any riders following a partial surrender are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

     See "Partial surrender" on page 41 for more information about the effect of partial surrenders on the amount of the death benefit.

     Under either Option 2 or Option 3, your death benefit will be higher than under Option 1. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value for the same amount of premium will be higher under Option 1 than under either Option 2 or Option 3.

     Any premiums we receive after the insured person's death will be returned and not included in your accumulation value.

     Required minimum death benefit. We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit Option. We refer to this larger benefit as the "required minimum death benefit" as explained below.

     Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current federal tax law can be used: the "guideline premium test" or the "cash value accumulation test." You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

     If you choose the guideline premium test, total premium payments paid in a Policy year may not exceed the guideline premium payment limitations for life insurance set forth under federal tax law. If you choose the cash value accumulation test, there are no limits on the amount of premium you can pay in a Policy year, as long as the death benefit is large enough compared to the accumulation value to meet the test requirements.

     The other major difference between the two tax tests involves the Policy's required minimum death benefit. The required minimum death benefit is calculated as shown in the tables that follow.

     If you selected death benefit Option 1, Option 2 or Option 3 at any time when the required minimum death benefit is more than the death benefit payable under the Option you selected, the death benefit payable would be the required minimum death benefit.

     Under federal tax law rules, if you selected either death benefit Option 1 or Option 3 and elected the cash value accumulation test, rather than the guideline premium test, the payment of additional premiums may cause your accumulation value to increase the required minimum death benefit. Therefore, choosing the cash value accumulation test may make it more likely that the required minimum death benefit will apply if you select death benefit Option 1 or Option 3.

     If you anticipate that your Policy may have a substantial accumulation value in relation to its death benefit, you should be aware that the cash value accumulation test may cause your Policy's death benefit to be higher than if you had chosen the guideline premium test. To the extent that the cash value accumulation test does result in a higher death benefit, the cost of insurance charges deducted from your Policy will also tend to be higher. This compensates us for the additional risk that we might have to pay the higher required minimum death benefit.

     If you have selected the cash value accumulation test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by a required minimum death benefit percentage that will be set forth on page 25 of your Policy. The required minimum death benefit percentage varies based on the age and sex of the insured person. Below is an example of applicable required minimum death benefit percentages for the cash value accumulation test. The percentages shown are for a male, ages 40 to 99.

                          APPLICABLE PERCENTAGES UNDER
                          CASH VALUE ACCUMULATION TEST

Insured
Person's Attained
Age                40    45    50    55    60    65    70    75    99

%                  344%  293%  252%  218%  191%  169%  152%  140%  104%

     If you have selected the guideline premium test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by an applicable required minimum death benefit percentage. The applicable required minimum death benefit percentage is 250% when the insured person's age is 40 or less, and decreases each year thereafter to 100% when the insured person's age is 95 or older. The applicable required minimum death benefit percentages under the guideline premium test for certain ages between 40 and 95 are set forth in the following table.

                          APPLICABLE PERCENTAGES UNDER
                             GUIDELINE PREMIUM TEST

Insured
Person's Attained
Age                40    45    50    55    60    65    70    75    95+

%                  250%  215%  185%  150%  130%  120%  115%  105%  100%

     Your Policy calls the multipliers used for each test the "Death Benefit Corridor Rate."

     Base coverage and supplemental coverage. When you apply for a Policy, the amount of insurance you select is called the "specified amount." The specified amount may be made up of two types of coverage: base coverage, which will always be present, and supplemental coverage, which may also be included. The total of the two coverages cannot be less than the minimum of $50,000 and at least 10% of the total must be base coverage when you purchase the Policy.

     Generally, if we assess less than the maximum guaranteed charges under your Policy and if you choose supplemental coverage instead of base coverage, then in the early Policy years you will reduce your total charges and increase your accumulation value and cash surrender value. The more supplemental coverage you elect, the greater will be the amount of the reduction in charges and increase in accumulation value.

     You should have an understanding of the significant differences between base coverage and supplemental coverage before you complete your application. Here are the features about supplemental coverage that differ from base coverage:

     . In general, the larger percentage of supplemental coverage you choose when your Policy is issued, the shorter the time the guarantee period benefit will be in force;

     . We pay a higher level of compensation for the sale of base coverage than for supplemental coverage either when you purchase your Policy or when you pay additional premiums at any time through the tenth Policy year (we do not provide compensation for premiums we receive after the tenth Policy year);

     .    Supplemental coverage has no surrender charges;

     . The monthly insurance charge for supplemental coverage is always equal to or less than the monthly insurance charge for an equivalent amount of base coverage; and

     . We do not collect the monthly charge for each $1,000 of specified amount that is attributable to supplemental coverage.

     You can change the percentage of base coverage when you increase the specified amount, but at least 10% of the total specified amount after the increase must remain as base coverage. There is no charge when you change the percentages of base and supplemental coverages. However, if you increase your Policy's base coverage, we will impose a new surrender charge only upon the amount of the increase in base coverage. The new surrender charge applies for the first 10 Policy years following the increase. The percentage that your base and supplemental coverages represent of your specified amount will not change whenever you decrease the specified amount. A partial surrender will reduce the specified amount. In this case, we will deduct any surrender charge that applies to the decrease in base coverage, but not to the decrease in supplemental coverage since supplemental coverage has no surrender charge.

     You should use the mix of base and supplemental coverage to emphasize your own objectives. For instance, our guarantee of a minimum death benefit (through the guarantee period benefit) may be essential to your planning. If this is the case, you may wish to maximize the percentage amount of base coverage you purchase. Policy owner objectives differ. Therefore, before deciding how much, if any, supplemental coverage you should have, you should discuss with your AGL representative what you believe to be your own objectives. Your representative can provide you with further information and Policy illustrations showing how your selection of base and supplemental coverages can affect your Policy values under different assumptions.

Premium Payments

     Premium payments. We call the payments you make "premiums" or "premium payments." The amount we require as your initial premium varies depending on the specifics of your Policy and the insured person. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your free look period, as discussed on page 32, will be allocated upon receipt to the available investment options you have chosen.

     Limits on premium payments. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under "Federal Tax Considerations" beginning on page 52. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.

     Also, in certain limited circumstances, additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the insured person does not provide us with satisfactory evidence that our requirements for issuing insurance are still met. This increase in death benefit is on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 34.)

     Checks. You may pay premiums by check drawn on a U.S. bank in U.S. dollars and made payable to "American General Life Insurance Company," or "AGL." Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on page 5 of this prospectus. We also accept premium payments by bank draft, wire or by exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree. You may obtain further information about how to make premium payments by any of these methods from your AGL representative or from our Administrative Center shown under "Contact Information" on page 5.

     Planned periodic premiums. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to pay. Our current practice is to bill quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial premium, you need only invest enough to ensure that your Policy's cash surrender value stays above zero or that the guarantee period benefit (described under "Monthly guarantee premiums" on page 30) remains in effect ("Cash surrender value" is explained under "Full surrenders" on page 7.) The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero as a result of the deductions we periodically make from your accumulation value.

     Monthly guarantee premiums. Page 3 of your Policy will specify a "Monthly Guarantee Premium." If you pay these guarantee premiums, we will provide at least an Option 1 death benefit, even if your policy's cash surrender value has declined to zero.

     We call this our "guarantee period benefit" and here are its terms and conditions:

     . On the first day of each Policy month that you are covered by the guarantee period benefit, we determine if the cash surrender value (we use your accumulation value less loans during your first five Policy years) is sufficient to pay the monthly deduction. (Policy months are measured from the "Date of Issue" that will also be shown on page 3 of your Policy.)

     . If the cash surrender value is insufficient, we determine if the cumulative amount of premiums paid under the Policy, less any partial surrenders and Policy loans, is at least equal to the sum of the monthly guarantee premiums starting with the date of issue, including the current Policy month.

     . If the monthly guarantee premium requirement is met, the Policy will not lapse. See "Policy Lapse and Reinstatement" on page 52.

     . We continue to measure your cash surrender value and the sum of monthly guarantee premiums for the length of time you are covered by the guarantee period benefit.

     The cost of providing the guarantee period benefit is, in part, dependent on the level of the monthly guarantee premium and the duration of the guarantee period. Higher monthly guarantee premiums and shorter guarantee periods both result in lowering our cost to pay for the benefit. The more supplemental coverage you choose, the lower are your overall Policy charges. Because overall Policy charges are lower, you will receive a higher monthly guarantee premium and a shorter guarantee period.

     The length of time you are covered by the guarantee period benefit varies on account of two things (except in New Jersey, as described in the last paragraph of this section):

     .    the insured person's age at the Policy's date of issue; and

     . the amounts of base coverage and supplemental coverage you have chosen.

     The maximum duration for the guarantee period - 10 years - happens in the event you have chosen 100% base coverage and the insured person is no older than age 50 at the Policy's date of issue. We reduce the maximum time for the guarantee period by one year for each year the insured person is older than age 50 at the date of issue. The reductions stop after the insured person is age 55 or older at the date of issue. This means, for instance, that you will have a guarantee period of 5 years if you choose 100% base coverage and the insured person is age 55 at the Policy's date of issue.

     The least amount of time for the guarantee period to be in effect - 3 years
- happens in the event you have chosen the maximum permitted 90% of supplemental coverage and the insured person is older than age 50 at the date of issue.

     Whenever you increase or decrease your specified amount, change death benefit Options or add or delete a benefit rider, we calculate a new monthly guarantee premium. The amount you must pay to keep the guarantee period benefit in force will increase or decrease. We can calculate your new monthly guarantee premium as a result of a Policy change before you make the change. Please contact either your agent or the Administrative Center shown under "Contact Information" on page 5 for this purpose.

     . For increases in the specified amount, the new monthly guarantee premium is calculated based on the insured's underwriting characteristics at the time of the increase and the amount of the increase.

     . For decreases in the specified amount, the monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half, the monthly guarantee premium is reduced by one-half.


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



     . For the addition of a benefit rider, the monthly guarantee premium is increased by the amount of the monthly deduction for the rider.

     . For the deletion of a benefit rider, the monthly guarantee premium will be decreased by the amount of the monthly deduction for the rider.

     We provide the guarantee period benefit for 5 years for all Policies issued in the State of New Jersey. The period of coverage for New Jersey Policies is unaffected by the insured person's age at the Policy's date of issue or your choice of base coverage and supplemental coverage.

     Free look period. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted. To exercise your right to return your Policy, you must mail it directly to the Administrative Center address shown under "Contract Information" on page 5 or return it to the AGL representative through whom you purchased the Policy within 10 days after you receive it. In a few states, this period may be longer. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. This reallocation will not count against the 12 free transfers that you are permitted to make each year. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to the investment options at the same time as your initial net premium.

Changing Your Investment Option Allocations

     Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

     Transfers of existing accumulation value. You may also transfer your existing accumulation value from one investment option under the Policy to another. The first 12 transfers in a Policy year are free of charge. We consider your instruction to transfer from or to more than one investment option at the same time to be one transfer. We will charge you $25 for each additional transfer. You may make transfers from or to the variable investment options at any time. You may make transfers from the Fixed Account only during the 60-day period following each Policy anniversary. The total amount that you can transfer each year from the Fixed Account is limited to the greater of:

     . 25% of the unloaned accumulation value you have in the Fixed Account as of the Policy anniversary; or

     . the total amount you transferred or surrendered from the Fixed Account during the previous Policy year.

     Unless you are transferring the entire amount you have in an investment option, including the Fixed Account, each transfer must be at least $500. See "Additional Rights That We Have" on page 45.

     Dollar cost averaging. Dollar cost averaging is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed. You should carefully consider your financial ability to continue the program over a long enough period of time to allocate accumulation value to the variable investment options when their value is low as well as when it is high.

     Under dollar cost averaging, we automatically make transfers of your accumulation value from the investment option of your choice to one or more of the other variable investment options that you choose. You tell us what day of the month you want these transfers to be made (other than the 29th, 30th or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually. We make the transfers at the end of the valuation period containing the day of the month you select. (The term "valuation period" is described on page 36.) You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in the investment option from which you are making transfers becomes exhausted. You may maintain only one dollar cost averaging instruction with us at a time. You cannot use dollar cost averaging at the same time you are using automatic rebalancing. Dollar cost averaging transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

     Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. Rebalancing ends upon your request. You may maintain only one automatic rebalancing instruction with us at a time. You cannot use automatic rebalancing at the same time you are using dollar cost averaging. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

     Market timing. The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

     . dilution in the value of Fund shares underlying investment options of other Policy owners;

     .    interference with the efficient management of the Fund's portfolio;
          and

     .    increased administrative costs.

     We have policies and procedures that require us to monitor the Policies to determine if a Policy owner requests:

     . an exchange out of a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange into that same variable investment option;

     . an exchange into a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange out of that same variable investment option; or

     . exchanges into or out of the same variable investment option, other than the money market investment option, more than twice in any one calendar quarter.

          If any of the above transactions occurs, we will suspend such Policy owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with prior notice to prevent market timing efforts that could be harmful to other Policy owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy owner's subsequent violations of this policy will result in the suspension of Policy transfer privileges for six months. Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

     The procedures above will be followed in all circumstances and we will treat all Policy owners the same.

     In addition, Policy owners incur a $25 charge for each transfer in excess of 12 each Policy year.

     Fund-rejected transfers. Some of the Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy owner's transfer request. We will follow the Fund's instructions. Please read the Funds' prospectuses and supplements for information about restrictions on transfers.

Changing the Specified Amount of Insurance

     Increase in coverage. At any time while the insured person is living, you may request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

     We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the age, gender and premium class of the insured person at the time of the increase. Also, a new amount of surrender charge

     . applies to any amount of the increase that you request as base (rather than supplemental) coverage;

     . applies as if we were instead issuing the same amount of base coverage as a new Platinum Investor III Policy; and

     . applies to the amount of the increase for the 10 Policy years following the increase.

     Whenever you decide to increase your specified amount, you will be subject to a new monthly charge per $1,000 of base coverage. The additional charge will be applied to the increase in your base coverage portion of the increase in the specified amount for the first 7 Policy years following the increase. Increasing the specified amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

     You are not required to increase your specified amount in any specific percentage or ratio that your base and supplemental coverage bear to your specified amount before the increase, with one exception. Base coverage must be at least 10% of the total specified amount after the increase.

     Decrease in coverage. After the first Policy year, you may request a reduction in the specified amount of coverage, but not below certain minimums. After any decrease, the specified amount cannot be less than the greater of:

     .    $50,000; and

     . any minimum amount which, in view of the amount of premiums you have paid, is necessary for the Policy to continue to meet the federal tax law definition of life insurance.

     We will apply a reduction in specified amount proportionately against the specified amount provided under the original application and any specified amount increases. The decrease in specified amount will decrease both your base and supplemental coverage in the same ratio they bear to your specified amount before the decrease. We will deduct from your accumulation value any surrender charge that is due on account of the decrease. If there is not sufficient accumulation value to pay the surrender charge at the time you request a reduction, the decrease will not be allowed. A reduction in specified amount will not reduce the monthly charge per $1,000 of base coverage or the amount of time for which we assess this charge. For instance, if you increase your base coverage and follow it by a decrease in base coverage within 7 years of the increase, we will assess the monthly charge per $1,000 of base coverage against the increase in base coverage for the full 7 years even though you have reduced the amount of base coverage.

Changing Death Benefit Options

     Change of death benefit option. You may at any time before the death of the insured person request us to change your choice of death benefit option from:

     Option 1 to Option 2;
     Option 2 to Option 1; or
     Option 3 to Option 1.

     No other changes are permitted. A change from Option 3 to Option 1 may be subject to regulatory approval in your state.

     . If you change from Option 1 to Option 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change. The change will go into effect on the monthly deduction day following the date we receive your request for change. We will take the reduction proportionately from each component of the Policy's specified amount. We will not charge a surrender charge for this reduction in specified amount. The surrender charge schedule will not be reduced on account of the reduction in specified amount. The monthly charge per $1,000 of base coverage will not change. At the time of the change of death benefit Option, Your Policy's monthly insurance charge and surrender value will not change.

     . If you change from Option 2 to Option 1, then as of the date of the change we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value. We will apply the entire increase in your specified amount to the last coverage added (either base or supplemental) to your Policy, and which has not been removed. For the purpose of this calculation, if base and supplemental coverages were issued on the same date, we will consider the supplemental coverage to have been issued later. The monthly charge per $1000 of base coverage will not change. At the time of the change of death benefit Option, your Policy's monthly insurance charge and surrender value will not change.

     . If you change from Option 3 to Option 1, your Policy's specified amount will not change. The monthly charge per $1000 of base coverage and the cost of insurance rates will not change. Your Policy's monthly insurance charge will decrease and the surrender value will increase.

     Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page 52 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

     Effect of changes in insurance coverage on guarantee period. A change in coverage does not result in termination of the guarantee period, so that if you pay certain prescribed amounts of premiums, we will pay a death benefit even if your Policy's cash surrender value declines to zero. The details of this guarantee are discussed under "Monthly guarantee premiums," beginning on page 30.

Effective Date of Policy and Related Transactions

     Valuation dates, times, and periods. We compute values under a Policy on each day that the New York Stock Exchange ("NYSE") is open for business. We call each such day a "valuation date" or a "business day."

     We compute policy values as of the time the NYSE closes on each valuation date, which usually is 3:00 p.m. Central time. We call this our "close of business." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period." We are closed only on those holidays the NYSE is closed.

     Fund pricing. Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

     Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in full and proper order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the following valuation date. Any premium payments we receive after our close of business are held in our general account until the next business day.

     If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We currently do not accept military allotment programs.

     Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a Policy to you and, if so, what the insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $500,000 provided the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement," available to you when you apply for this Policy.

     Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign the appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Date of Issue." Policy months and years are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

     Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

     Commencement of investment performance. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been satisfied, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

     Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

     . Increases or decreases you request in the specified amount of insurance, reinstatement of a Policy that has lapsed, and changes in death benefit Option take effect on the Policy's monthly deduction day if your request is approved on that day or on the next monthly deduction day following our approval if we approve your request on any other day of the month;

     . In most states, we may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum net amount at risk;

     . If you exercise your right to return your Policy described under "Free look period" on page 32 of this prospectus, your coverage will end when you deliver it to your AGL representative, or if you mail it to us, the date it is postmarked; and

     . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the requested change, but only if your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Internal Revenue Code of 1986, as amended (the "Code"). If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

Reports to Policy Owners

     Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and Policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.

                            ADDITIONAL BENEFIT RIDERS

Riders

     You can request that your Policy include the additional rider benefits described below. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction date. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time. Not all riders are available in all states. More details are included in the form of each rider, which we suggest that you review if you choose any of these benefits.

     . Accidental Death Benefit Rider. This rider pays an additional death benefit if the insured person dies from certain accidental causes. There is a charge for this rider. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

     . Children's Insurance Benefit Rider. This rider provides term life insurance coverage on the eligible children of the person insured under the Policy. There is a charge for this rider. This rider is convertible into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion. You may purchase this rider at the time we issue your Policy or at any time thereafter. You may terminate the rider at any time. If you do so, the charge will cease.

     . Maturity Extension Rider. This rider gives you the option to extend the Policy's maturity date beyond what it otherwise would be, at any time before the original maturity date. Once you select this rider, if you have not already elected to extend the maturity date, we will notify you of this right 60 days before maturity. If you do not then elect to extend the maturity date before the original maturity date, the rider will terminate and the maturity date will not be extended. You have two versions of this rider from which to choose, the Accumulation Value version and the Death Benefit version. Either or both versions may not be available in your state.

               The Accumulation Value version provides for a death benefit after your original maturity date that is equal to the accumulation value on the date of the insured person's death. The death benefit will be reduced by any outstanding Policy loan amount. There is no charge for this version until you reach your original maturity date. After your original maturity date, we will charge a monthly fee of no more than $10.

               The Death Benefit version provides for a death benefit after your original maturity date equal to the death benefit in effect on the day prior to your original maturity date. If the death benefit is based fully, or in part, on the accumulation value, we will adjust the death benefit to reflect future changes in your accumulation value. The death benefit will never be less than the accumulation value. The death benefit will be reduced by any outstanding Policy loan amount.

               We will charge you the following amounts under the death benefit version

               . A monthly fee of no more than $30 for each $1000 of the net amount at risk. This fee begins 9 years before your original maturity date and terminates on your original maturity date; and

               . A monthly fee of no more than $10. This fee begins on your original maturity date if you exercise your right under the rider to extend your original maturity date.

               Nine years and 60 days before your original maturity date, we will notify you that you will incur these charges if you keep the rider. You will then have until your original maturity date to terminate the rider and with it, your right to extend your original maturity date. If you terminate the rider at any time within this nine year and 60 day period, there will be no further charges and you will have no remaining right to receive a benefit under the rider.

          Both versions of the rider may be added at any time to an existing Policy up until the same nine year and 60 day period before your original maturity date. In Illinois you may select either version of the rider only after we issue your Policy.

          There are features common to both riders in addition to the $10 maximum monthly fee. Only the insurance coverage associated with the Policy will be extended beyond your original maturity date. We do not allow additional premium payments, or changes in specified amount after your original maturity date. The only charge we continue to automatically deduct after the original maturity date is the daily charge described on page 47. Once you have exercised your right to extend your original maturity date, you cannot revoke it. The monthly fee will continue. You can, however, surrender your Policy at any time.

               Extension of the maturity date beyond the insured person's age 100 may result in current taxation of increases in your Policy's accumulation value as a result of interest or investment experience after that time. You should consult a qualified tax adviser before making such an extension.

     . Spouse Term Rider. This rider provides term life insurance on the life of the spouse of the Policy's insured person. There is a charge for this rider. This rider terminates no later than the Policy anniversary nearest the spouse's 75th birthday. You can convert this rider into any other insurance, except term, under our published rules at the time of conversion. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

     . Terminal Illness Rider. This rider provides the Policy owner with the right to request a benefit if the Policy's insured person is diagnosed as having a terminal illness (as defined in the rider) and less than 12 months to live. This rider is not available in all states. There is a charge for this rider. The maximum amount you may receive under this rider before the insured person's death is 50% of the death benefit that would be due under the Policy (excluding any rider benefits), not to exceed $250,000. The amount of benefits paid under the rider, plus an administrative fee (not to exceed $250), plus interest on these amounts to the next Policy anniversary becomes a "lien" against the Policy. A lien is a claim by AGL against all future Policy benefits. We will continue to charge interest in advance on the total amount of the lien and will add any unpaid interest to the total amount of the lien each year. The cash surrender value of the Policy also will be reduced by the amount of the lien. Any time the total lien, plus any other Policy loans, exceeds the Policy's then current death benefit, the Policy will terminate without further value. You can purchase this rider at any time prior to the maturity date. You may terminate this rider at any time. If you do so, the charge will cease.

     . Waiver of Monthly Deduction Rider. This rider provides for a waiver of all monthly charges assessed for both your Policy and riders that we otherwise would deduct from your accumulation value, so long as the insured person is totally disabled (as defined in the rider). This rider is not available for Policies with an initial specified amount greater than $5,000,000. There is a charge for this rider. While we are paying benefits under this rider we will not permit you to request any increase in the specified amount of your Policy's coverage. When we "pay benefits" under this rider, we pay all monthly charges (except for loan interest) for your Policy when they become due, and then deduct the same charges from your Policy. Therefore, your Policy's accumulation value does not change because of monthly charges. We perform these two transactions at the same time. However, loan interest will not be paid for you under this rider, and the Policy could, under certain circumstances, lapse for nonpayment of loan interest. You can purchase this rider on the life of an insured person who is younger than age 56. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

Tax Consequences of Additional Rider Benefits.

     Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page
52. You should consult a qualified tax adviser.

                               POLICY TRANSACTIONS

     The following transactions may have different effects on the accumulation value, death benefit, specified amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features" on page 26. Certain transactions also entail charges. For information regarding other charges, see "Charges Under the Policy" on page 47.

E-Delivery, E-Service, Telephone Transactions and Written Transactions

     See page 19 for information regarding E-Delivery, E-Service, telephone transactions and written transactions.

Withdrawing Policy Investments

     Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." Because of the surrender charge, it is unlikely that a Platinum Investor III Policy will have any cash surrender value during at least the first year.

     Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We will automatically reduce your Policy's accumulation value by the amount of your withdrawal and any related charges. We do not allow partial surrenders that would reduce the death benefit below $50,000.

     If the Option 1 or Option 3 death benefit is then in effect, we also will reduce your Policy's specified amount by the amount of such withdrawal and charges, but not below $0. We will take any such reduction in specified amount in accordance with the description found under "Changing the Specified Amount of Insurance" on page 34. We also deduct any remaining surrender charge that is associated with any portion of your Policy's base coverage that is canceled.

     You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

     There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $10.

     Exchange of Policy in certain states. Certain states require that a Policy owner be given the right to exchange the Policy for a fixed benefit life insurance policy, within either 18 or 24 months from the date of issue. This right is subject to various conditions imposed by the states and us. In such states, this right has been more fully described in your Policy or related endorsements to comply with the applicable state requirements.

     Policy loans. You may at any time borrow from us an amount up to your Policy's cash surrender value less the interest that will be payable on your loan to your next Policy anniversary. The minimum amount you can borrow is $500 or, if less, your Policy's cash surrender value less the loan interest payable to your next Policy anniversary. These rules are not applicable in all states.

     We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as collateral for the loan. We will credit your Policy with interest on this collateral amount at a guaranteed annual effective rate of 4.0% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an annual effective rate of 4.75%. Loan interest is payable annually, on the Policy anniversary, in advance, at a rate of 4.54%. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan. Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

     You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

     You may repay all or part (but not less than $100 unless it is the final payment) of your loan at any time before the death of the insured person while the Policy is in force. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from the Fixed Account. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the insured person's death.

     Preferred loan interest rate. We will charge a lower interest rate on loans available after the first 10 Policy years. We call these "preferred loans." The maximum amount eligible for preferred loans for any year is:

     . 10% of your Policy's accumulation value (which includes any loan collateral we are holding for your Policy loans) at the Policy anniversary; or

     . if less, your Policy's maximum remaining loan value at that Policy anniversary.

     We will always credit your preferred loan collateral amount at a guaranteed annual effective rate of 4.0%. We intend to set the rate of interest you are paying to the same 4.0% rate we credit to your preferred loan collateral amount, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

     . will always be greater than or equal to the guaranteed preferred loan collateral rate of 4.0%, and

     .    will never exceed an annual effective rate of 4.25%.

     Because we first began offering the Policies in the year 2000, we have not yet declared a preferred loan interest rate.

     Maturity of your Policy. If the insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the cash surrender value of the Policy, and the Policy will end. The maturity date can be no later than the Policy anniversary nearest the insured person's 100th birthday, unless you have elected the Maturity Extension Rider. See "Additional Benefit Riders-Riders-Maturity Extension Rider," on page 39.

     Tax considerations. Please refer to "Federal Tax Considerations" on page 52 for information about the possible tax consequences to you when you receive any loan, surrender or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

                                 POLICY PAYMENTS

Payment Options

     The beneficiary will receive the full death benefit proceeds from the Policy as a single sum, unless the beneficiary elects another method of payment within 60 days after we receive notification of the insured person's death. Likewise, the Policy owner will receive the full proceeds that become payable upon full surrender or the maturity date, unless the Policy owner elects another method of payment within 60 days after we receive notification of full surrender or the maturity date.

     The payee can elect that all or part of such proceeds be applied to one or more of the following payment options. If the payee dies before all guaranteed payments are paid, the payee's heirs or estate will be paid the remaining payments.

     The payee can elect that all or part of such proceeds be applied to one or more of the following payment options:

     .    Option 1--Equal monthly payments for a specified period of time.

     . Option 2--Equal monthly payments of a selected amount of at least $60 per year for each $1,000 of proceeds until all amounts are paid out.

     . Option 3--Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

     . Option 4--Proceeds left to accumulate at an interest rate of 3% compounded annually for any period up to 30 years. At the payee's request we will make payments to the payee monthly, quarterly, semiannually, or annually. The payee can also request a partial withdrawal of any amount of $500 or more. There is no charge for partial withdrawals.

     Additional payment options may also be available with our consent. We have the right to reject any payment option if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment contract that we issue when any such option takes effect.

     Interest rates that we credit under each option will be at least 3%.

     Change of payment option. The owner may give us written instructions to change any payment option previously elected at any time while the Policy is in force and before the start date of the payment option.

     Tax impact. If a payment option is chosen, you or your beneficiary may have adverse tax consequences. You should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

The Beneficiary

     You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of the insured person unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. We also require the consent of any irrevocably named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Assignment of a Policy

     You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

Payment of Proceeds

     General. We will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

     Delay of Fixed Account proceeds. We have the right, however, to defer payment or transfers of amounts out of the Fixed Account for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

     Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

     Delay of Separate Account VL-R proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account VL-R, if:

     .    the NYSE is closed other than weekend and holiday closings;

     .    trading on the NYSE is restricted;

     . an emergency exists as determined by the SEC or other appropriate regulatory authority such that disposal of securities or determination of the accumulation value is not reasonably practicable; or

     .    the SEC by order so permits for the protection of Policy owners.

     Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

     Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

     . We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination.

          (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

     . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

     . We cannot challenge an additional benefit rider that provides benefits if the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date the additional benefit rider becomes effective.

     Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                         ADDITIONAL RIGHTS THAT WE HAVE

     We have the right at any time to:

     . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

     . transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

     . end the automatic rebalancing feature if your accumulation value falls below $5,000;

     . replace the underlying Fund that any investment option uses with another Fund, subject to SEC and other required regulatory approvals;

     . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

     . operate Separate Account VL-R under the direction of a committee or discharge such a committee at any time;

     . operate Separate Account VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

     . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

     We also have the right to make some variations in the terms and conditions of a Policy. Any variations will be made only in accordance with uniform rules that we establish. Here are the potential variations:

     Underwriting and premium classes. We currently have nine premium classes we use to decide how much the monthly insurance charges under any particular Policy will be:

     .    Four Non-tobacco classes: preferred plus, preferred, standard and special;
     .    Three Tobacco classes: preferred, standard and special; and
     .    Two Juvenile classes: juvenile and special juvenile.

     Various factors such as the insured person's age, health history, occupation and history of tobacco use, are used in considering the appropriate premium class for the insured. Premium classes are described in your Policy. Policies issued in New Jersey do not have the juvenile and special juvenile classes.

     Policies purchased through "internal rollovers". We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

     State law requirements. AGL is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

     Variations in expenses or risks. AGL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.

     You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval and SEC and other regulatory approvals.

                            CHARGES UNDER THE POLICY

     Statutory premium tax charge. Unless your Policy was issued in Oregon, we deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes, if any, currently range in the United States from 0.5% to 3.5%. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return. We use this charge to offset our obligation to pay premium tax on the Policies.

     Tax charge back. If you are a resident of Oregon at the time you purchase a Policy, there is no premium tax charge. Instead, we will deduct from each premium a tax charge back that is permissible under Oregon law. If you later move from Oregon to a state that has a premium tax, we will not charge you a premium tax. We deduct the tax charge back from each premium you pay, regardless of the state in which you reside at the time you pay the premium. The current tax charge back is 2% of each premium. We may change the tax charge back amount but any change will only apply to new Policies we issue. We use the charge partly to offset our obligation to pay premium taxes on the same Policy if you move to another state. We also use the charge to pay for the cost of additional administrative services we provide under these Policies.

     Premium expense charge. After we deduct premium tax (or a tax charge back if we issued your Policy in Oregon) from each premium payment, we currently deduct 5.0% from the remaining amount. We may increase this charge for all years, but it will never exceed 7.5%. AGL receives this charge to cover sales expenses, including commissions.

     Daily charge (mortality and expense risk fee). We will deduct a daily charge at an annual effective rate of 0.70% (7/10 of 1%) of your accumulation value that is then being invested in any of the variable investment options. After a Policy has been in effect for 10 years, however, we will reduce this rate to an annual effective rate of 0.45%, and after 20 years, to an annual effective rate of 0.10%. We guarantee these rate reductions. Since the Policies were first offered only in the year 2000, the reduction has not yet taken effect under any outstanding Policies. AGL receives this charge to pay for our mortality and expense risks.

     Flat monthly charge. We will deduct $6 from your accumulation value each month. We may lower this charge but it is guaranteed to never exceed $6. The flat monthly charge is the Monthly Administration Fee shown on page 3A of your Policy. AGL receives this charge to pay for the cost of administrative services we provide under the Policies, such as regulatory mailings and responding to Policy owners' requests.

     Monthly charge per $1,000 of base coverage. We deduct a charge monthly from your accumulation value for the first 7 Policy years. This monthly charge also applies to the amount of any increase in base coverage during the 7 Policy years following the increase. This charge varies according to the age, gender and premium class of the insured person, as well as the amount of coverage. The dollar amount of this charge changes with each increase in your Policy's base coverage. (We describe your base coverage and specified amount under "Your specified amount of insurance" on page 26 and "Base coverage and supplemental coverage" on page 28.) This charge can range from a maximum of $1.46 for each $1000 of the base coverage portion of the specified amount to a minimum of $0.03 for each $1000 of base coverage. The representative charge (referred to as "Example" in the Tables of Charges on page
14) is $0.16 for each $1000 of base coverage. The initial amount of this charge is shown on page 3A of your Policy and is called "Monthly Expense Charge for First Seven Years." Page 4 of your Policy contains a table of the guaranteed rates for this charge. AGL receives this charge to pay for underwriting costs and other costs of issuing the Policies, and also to help pay for the administrative services we provide under the Policies.

     Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "net amount at risk" on that date. Our net amount at risk is the difference between (a) the death benefit that would be payable before reduction by policy loans if the insured person died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies:

     .    greater amounts at risk result in a higher monthly insurance charge;
          and

     . higher cost of insurance rates also result in a higher monthly insurance charge.

     Keep in mind that investment performance of the investment options in which you have accumulation value will affect the total amount of your accumulation value. Therefore your monthly insurance charge can be greater or less, depending on investment performance.

     Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy. Our current rates are lower than the guaranteed maximum rates for insured persons in most age, gender and premium classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

     In general the longer you own your Policy, the higher the cost of insurance rate will be as the insured person grows older. Also our cost of insurance rates will generally be lower if the insured person is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-tobacco users than tobacco users, and for persons considered to be in excellent health. On the other hand, insured persons who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policies.

     Finally, our current cost of insurance rates for the same insured person differ depending on the specified amount in force on the day the charge is deducted. We have different rates we apply for specified amounts. The highest rates begin with the minimum specified amount. The rates decline on a graduated schedule as the specified amount increases. Your agent can discuss the schedule with you. Our cost of insurance rates are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

     AGL receives this charge to fund the death benefits we pay under the Policies.

     Monthly charges for additional benefit riders. We will deduct charges monthly from your accumulation value, if you select additional benefit riders. The charges for any rider you select will vary by Policy within a range based on either the personal characteristics of the insured person or the specific coverage you choose under the rider. The riders we currently offer are accidental death benefit rider, children's insurance benefit rider, two versions of maturity extension rider, spouse term rider, terminal illness rider and waiver of monthly deduction rider. The riders are described beginning on page 38, under "Additional Benefit Riders." The specific charges for any riders you choose are shown on page 3 of your Policy. AGL receives these charges to pay for the benefits under the riders and to help offset the risks we assume.

     Surrender charge. The Policies have a surrender charge that applies for a maximum of the first 10 Policy years (and for a maximum of the first 10 Policy years after any increase in the Policy's base coverage). We will apply the surrender charge only to the base coverage portion of the specified amount.

     The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. Your Policy's surrender charge will be found in the table beginning on page 27 of the Policy. As shown in the Tables of Charges on page 12, the maximum surrender charge is $49 per $1,000 of the base coverage portion of the specified amount (or any increase in the base coverage portion of the specified amount). The minimum surrender charge is $3 per $1,000 of the base coverage (or any increase in the base coverage). The representative surrender charge (referred to as "Example" in the Tables of Charges) is $18 per $1,000 of base coverage (or any increase in the base coverage).

     The surrender charge decreases on an annual basis beginning in the fourth year of its 10 year period referred to above until, in the eleventh year, it is zero. These decreases are also based on the age and other insurance characteristics of the insured person.

     The following chart illustrates how the surrender charge declines over the first 10 Policy years. The chart is for a 40 year old male, who is the same person to whom we refer in the Tables of Charges beginning on page 11 under "Example Charge." Surrender charges may differ for other insured persons because the amount of the annual reduction in the surrender charge may differ.

                Surrender Charge for a 40 Year Old Male
-------------------------------------------------------------------
Policy Year         1    2    3    4    5    6   7   8    9  10  11
-----------------  ---  ---  ---  ---  ---  ---  --  --  --  --  --
Surrender Charge
Per $1,000 of      $18  $18  $18  $16  $14  $11  $9  $7  $5  $2  $0
Base Coverage

     We will deduct the entire amount of any then applicable surrender charge from the accumulation value at the time of a full surrender. Upon a requested decrease in a Policy's base coverage portion of the specified amount, we will deduct any remaining amount of the surrender charge that was associated with the base coverage that is canceled. This includes any decrease that results from any requested partial surrender. See "Partial surrender" beginning on page 41 and "Change of death benefit option" beginning on page 35.

     For those Policies that lapse in the first 10 Policy years, AGL receives surrender charges to help recover sales expenses, which are higher for base coverage than for supplemental coverage. Higher amounts of base coverage result in higher premiums and higher charges, including higher surrender charges. The older and the greater health risk the insured person is when the Policy is issued, the more premium we need to pay for all Policy charges. As a result, we use the insured person's age, sex and premium class to help determine the appropriate rate of surrender charge per $1,000 of base coverage to help us offset these higher sales charges.

     Partial surrender processing fee. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. AGL receives this charge to help pay for the expense of making a partial surrender.

     Transfer fee. We will charge a $25 transfer fee for each transfer between investment options that exceeds 12 each Policy Year. This charge will be deducted from the investment options in the same ratio as the requested transfer. AGL receives this charge to help pay for the expense of making the requested transfer.

     Illustrations. If you request illustrations more than once in any Policy year, we may charge a maximum fee of $25 for the illustration. AGL receives this charge to help pay for the expenses of providing additional illustrations.

     Policy loans. We will charge you interest on any loan at an annual effective rate of 4.75%. The loan interest charged on a preferred loan (available after the first 10 Policy years) will never exceed an annual effective rate of 4.25%. AGL receives these charges to help pay for the expenses of administering and providing for Policy loans. See "Policy loans" beginning on page 42.

     Charge for taxes. We can adjust charges in the future on account of taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value. In no event will any adjusted charge exceed the maximum guaranteed charge shown in the Tables of Charges on pages 11 - 17. All maximum guaranteed charges also appear in your Policy.

     For a further discussion regarding these charges we will deduct from your investment in a Policy, see "More About Policy Charges" on page 50.

     Allocation of charges. You may choose the investment options from which we deduct all monthly charges and any applicable surrender charges. If you do not have enough accumulation value in those investment options, we will deduct these charges in the same ratio the charges bear to the unloaned accumulation value you then have in each investment option.

More About Policy Charges

     Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

     . mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

     . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

     . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable life insurance policies); and

     . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

     The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the insured person dies.

     General. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

     Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

                               ACCUMULATION VALUE

     Your accumulation value. From each premium payment you make, we deduct the charges that we describe on page 47 under "Statutory premium tax charge" (or "Tax charge back" if you are a resident of Oregon when you purchase your Policy) and "Other deductions from each premium payment." We invest the rest in one or more of the investment options listed in the chart on page 51 of this prospectus. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "accumulation value."

     Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges beginning on page 47 under "Charges Under the Policy."

     You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your AGL representative, from our Home Office or from the Administrative Center. See "Contact Information" on page 5.

     We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 4%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 50. The "daily charge" described on page 47 and the fees and expenses of the Funds discussed on page 17 do not apply to the Fixed Account.

     Policies are "non-participating." You will not be entitled to any dividends from AGL.

                         POLICY LAPSE AND REINSTATEMENT

     If your Policy's cash surrender value (the Policy's accumulation value less Policy loans and loan interest during the first 5 Policy years) falls to an amount insufficient to cover the monthly charges, we will notify you by letter that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. You are not required to repay any outstanding Policy loan in order to reinstate your Policy. If the insured person dies during the grace period we will pay the death benefit reduced by the charges that are owed at the time of death. The grace period begins with the first day of the Policy month for which all charges could not be paid. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within 5 years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. You will find additional information in the Policy about the values and terms of the Policy after it is reinstated.

                           FEDERAL TAX CONSIDERATIONS

     Generally, the death benefit paid under a Policy is not subject to income tax, and earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

     Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

Tax Effects

     This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific federal tax treatment of your Policy based on your individual factual situation.

     General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Code and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policy will meet these requirements at issue and that:

     . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

     . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

     The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract,"as explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

     Testing for modified endowment contract status. The Code provides for a "seven-pay test." This test determines if your Policy will be a "modified endowment contract."

     If, at any time during the first seven Policy years:

     .    you have paid a cumulative amount of premiums;

     . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit life insurance policy; and

     . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

     then your Policy will be a modified endowment contract.

     Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount, and certain other changes.

     If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

     We will monitor your Policy and attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

     A life insurance policy that is received in a tax free I.R.C. Section1035 exchange for a modified endowment contract will also be considered a modified endowment contract.

     Other effects of Policy changes. Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

     Rider benefits. We believe that premium payments and any death benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a qualified tax adviser regarding any rider you may purchase.

     Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

     After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

     On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

     Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

     . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

     . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

     . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

     For modified endowment contracts, your basis:

     .    is similar to the basis described above for other policies; and

     . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

     A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

     .    to taxpayers 59 1/2 years of age or older;

     .    in the case of a disability (as defined in the Code); or

     . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

     If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

     Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

     Diversification and investor control. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account VL-R, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we will enter into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

     The Treasury Department has stated that it anticipates the issuance of guidelines prescribing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account VL-R.

     Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

     The enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001 (P.L. 107-16) (the "2001 Act") brought significant change to the transfer tax system, the most notable being the repeal of the estate and generation-skipping transfer (GST) taxes in 2010. Prior to repeal, a number of modifications are made to the maximum estate tax rate and the estate and gift tax applicable exclusion amounts. The 2001 Act increases the estate tax applicable exclusion amount to $2.0 million for decedents dying in 2006. In order to comply with the Congressional Budget Act of 1974, the 2001 Act provides that all provisions of, and amendments made by, the 2001 Act will not apply to estates of decedents dying, gifts made, or generation-skipping transfers, after December 31, 2010. Unless Congress acts affirmatively in the interim, the Code will thereafter be applied and administered as if these provisions had not been enacted.

     As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $2.0 million in 2006. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

     The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

     Life insurance in split dollar arrangements. The IRS and Treasury issued final regulations on split dollar life insurance arrangements September 11, 2003. The final regulations substantially adopted prior proposed regulations.

     In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner. These final regulations apply to any split dollar life insurance arrangement entered into after September 17, 2003. Additionally, these regulations apply to any split dollar life insurance arrangements entered into before September 17, 2003, if the arrangement is materially modified after September 17, 2003.

     In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangement under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

     Purchasers of life insurance policies are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from a split dollar arrangement.

     Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

     The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining "P.S. 58" costs are currently provided under Notice 2002-8, I.R.B. 2002-4.

     There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

     Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

     ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

     Our taxes. We report the operations of Separate Account VL-R in our federal income tax return, but we currently pay no income tax on Separate Account VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account VL-R for income taxes we incur that are allocable to the Policy.

     We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account VL-R or allocable to the Policy.

     Certain Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

     When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

     In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

     Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                                LEGAL PROCEEDINGS

     AGL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AGL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AGL's results of operations and financial position.

     The principal underwriter and distributor of the Policies, American General Equity Services Corporation ("AGESC"), offered general securities prior to October 1, 2002. As a consequence, AGESC is engaged in certain legal matters related to its previous line of business. AGESC believes that none of these legal matters are of any materiality. More information about AGESC can be found in the SAI.

     On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of AGL, the Separate Account and its principal underwriter, AGESC, and American Home, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and

Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the variable product in which you are invested.

     AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including AGL, the Separate Account and AGESC, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of variable products. It is expected that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order

     Additionally, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

     As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

     Subject to the receipt of permanent relief, AGL, the Separate Account and AGESC believe that the settlements are not likely to have a material adverse effect on their ability to perform services relating to their variable products.

                              FINANCIAL STATEMENTS

     The Financial Statements of AGL, the Separate Account and American Home can be found in the Statement of Additional Information. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, which is located at 2727-A Allen Parkway, Houston, Texas 77019, or call us at 1-800-340-2765.

                       INDEX OF SPECIAL WORDS AND PHRASES

                                                                         Page to
                                                                     See in this
Defined Term                                                          Prospectus
------------                                                         -----------
accumulation value....................................................     8

Administrative Center.................................................     5

automatic rebalancing.................................................    33

base coverage.........................................................    28

basis.................................................................    54

beneficiary...........................................................    44

cash surrender value..................................................     7

cash value accumulation test..........................................    27

close of business.....................................................    36

Code..................................................................    38

Contact Information...................................................     5

cost of insurance rates...............................................    48

daily charge..........................................................    47

date of issue.........................................................    37

death benefit.........................................................     6

dollar cost averaging.................................................    32

Fixed Account.........................................................    25

full surrender........................................................     7

Fund, Funds...........................................................     6

grace period..........................................................     9

guarantee period, guarantee period benefit............................    30

guideline premium test................................................    27

insured person........................................................     1

investment options....................................................    51

lapse.................................................................     9

loan (see "Policy loans" in this Index)...............................     7

loan interest.........................................................    42

maturity, maturity date...............................................    43

modified endowment contract...........................................    53

monthly deduction days................................................    37

monthly guarantee premium.............................................    30

monthly insurance charge..............................................    48

net amount at risk....................................................    13

Option 1, Option 2 and Option 3.......................................     6

partial surrender.....................................................    41

                       INDEX OF SPECIAL WORDS AND PHRASES

                                                                         Page to
                                                                     See in this
Defined Term                                                          Prospectus
------------                                                         -----------
payment options.......................................................    43

planned periodic premiums.............................................    30

Policy loans..........................................................    42

Policy month, year....................................................    37

preferred loans.......................................................    42

premium class.........................................................    46

premium payments......................................................    29

reinstate, reinstatement..............................................    52

required minimum death benefit........................................    27

required minimum death benefit percentage.............................    28

Separate Account VL-R.................................................    18

seven-pay test........................................................    53

specified amount......................................................     6

supplemental coverage.................................................    28

surrender.............................................................    10

transfers.............................................................    32

valuation date........................................................    36

valuation period......................................................    36

variable investment options...........................................    21

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS.

[LOGO] AIG AMERICAN GENERAL                                      Privacy Notice

AIG American General knows that your privacy is important. You have received this notice as required by law and because you are now or may be a customer of one of our companies. This notice will advise you of the types of Nonpublic Personal Information we collect, how we use it, and what we do to protect your privacy.

"Nonpublic Personal Information" refers to personally identifiable information that is not available to the public.

"Employees, Representatives, Agents, and Selected Third Parties" refers to individuals or entities who act on our behalf.

     . Our Employees, Representatives, Agents, and Selected Third Parties may collect Nonpublic Personal Information about you, including information:

          .    Given to us on applications or other forms;

          .    About transactions with us, our affiliates, or third parties;

          . From others, such as credit reporting agencies, employers, and federal and state agencies.

     . The types of Nonpublic Personal Information we collect depends on the products we offer to you and may include your: name; address; Social Security Number; account balances; income; assets; insurance premiums; coverage and beneficiaries; credit reports; marital status; and payment history. We may also collect Nonpublic Personal Health Information, such as medical reports, to underwrite insurance policies, process claims, or for other related functions.

     . We restrict access to Nonpublic Personal Information to those Employees, Representatives, Agents, or Selected Third Parties who provide products or services to you and who have been trained to handle Nonpublic Personal Information as described in this Notice.

     . We have policies and procedures that direct our Employees, Representatives, Agents and Selected Third Parties acting for us, on how to protect and use Nonpublic Personal Information.

     . We have physical, electronic, and procedural safeguards in place that were designed to protect Nonpublic Personal Information.

     . We do not share Nonpublic Personal Information about you except as allowed by law.

     . We may disclose all types of Nonpublic Personal Information that we collect, including information regarding your transactions or experiences with us, when needed, to:

          (i) Affiliated AIG American General companies, including the American International Group Inc. family of companies, and Employees, Representatives, Agents, and Selected Third Parties as permitted by law; or

          (ii) other organizations with which we have joint marketing agreements as permitted by law.

     . The types of companies and persons to whom we may disclose Nonpublic Personal Information as permitted by law include: banks; attorneys; trustees; third-party administrators; insurance agents; insurance companies; insurance support organizations; credit reporting agencies; registered broker-dealers; auditors; regulators; and reinsurers.

     . We do not share your Nonpublic Personal Health Information unless authorized by you or allowed by law.

     . Our privacy policy applies, to the extent required by law, to our agents and representatives when they are acting on behalf of AIG American General.

     .    You will be notified if our privacy policy changes.

     .    Our privacy policy applies to current and former customers.

This Privacy Notice is given to you for your information only. You do not need to call or take any action.

This Privacy Notice is provided on behalf of the following companies:

AGC Life Insurance Company, AIG Life Insurance Company of Puerto Rico, AIG Life Insurance Company, AIG Life of Bermuda, Ltd., AIG Premier Insurance Company, AIG Worldwide Life Insurance of Bermuda, Ltd American General Assurance Company, American General Equity Services Corporation, American General Indemnity Company, American General Life and Accident Insurance Company, American General Life Insurance Company, American General Property Insurance Company of Florida, American General Property Insurance Company, American General Securities Incorporated, American International Life Assurance Company of New York, Delaware American Life Insurance Company, Pacific Union Assurance Company, The United States Life Insurance Company in the City of New York.

California, New Mexico and Vermont Residents Only:
Following the law of your state, we will not disclose nonpublic personal financial information about you to nonaffiliated third parties (other than as permitted by law) unless you authorize us to make that disclosure. Your authorization must be in writing. If you wish to authorize us to disclose your nonpublic personal financial information to nonaffiliated third parties, you may write to us at: American General Service Center, P.O. Box 4373, Houston, Texas 77210-4373.

(C) 2006 American International Group, Inc. All rights reserved.

AGLC0375 Rev0306

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the clutter of large, bulky mailings.   Visit www.aigag.com and click on the
                                        link to sign up for E-Service and
E-Service Highlights                    E-Delivery!

..  Policy information available         American General Life Insurance Company
   --  Values                           A member company of American
   --  Billing information               International Group, Inc.

..  Transactions available               VUL Administration
   --  Address changes                  P.O. Box 4880
   --  VUL allocation changes           Houston, Texas 77210-4880
   --  VUL fund transfers               www.aigag.com
   --  Beneficiary changes
                                        Variable life insurance policies are
.. Service forms can be downloaded       issued by American General Life
                                        Insurance Company and distributed by
.. Frequently asked questions (FAQ)      American General Equity Services
                                        Corporation, member NASD and a member
E-Delivery Highlights                   company of American International
                                        Group, Inc.
.. Receive email notifications of
  newly posted                          American General Life Insurance
  --  VUL prospectuses                  Company does not solicit business in
  --  Fund financial reports            the state of New York. Policies not
                                        available in all states.
/1/  AIG American General,
     www.aigag.com, is the marketing    (C) 2006 American International Group,
     name for the insurance companies   Inc. All rights reserved.
     and affiliates of American
     International Group, Inc. (AIG),   AGLC101116 REV0306
     which comprise AIG's Domestic
     Life Insurance Operations.

================================================================================

WE KNOW LIFE.(R)                                  [LOGO OF AIG AMERICAN GENERAL]

                   THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

[LOGO] AIG AMERICAN GENERAL

For additional information about the Platinum Investor(R) III Policies and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated May 1, 2006. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Policy or Fund Prospectuses if you write us at our Administrative Center, which is located at 2727-A Allen Parkway, Houston, Texas 77019 or call us at 1-800-340-2765. You may also obtain the SAI from an insurance representative through which the Policies may be purchased. Additional information about the Platinum Investor III Policies, including personalized illustrations of death benefits, cash surrender values, and accumulation values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above. We may charge current Policy owners $25 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street N.E., Washington, D.C. 20549.

Policies issued by:
American General Life Insurance Company
A member company of American International Group, Inc.
2727-A Allen Parkway, Houston, TX 77019

Platinum Investor III Flexible Premium Variable Life Insurance
Policy Form Number 00600

Not available in the state of New York

Distributed by American General Equity Services Corporation
Member NASD
A member company of American International Group, Inc.

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life Insurance Company ("AGL") are its responsibility. AGL is responsible for its own financial condition and contractual obligations. AGL does not solicit business in the state of New York. The Policies are not available in all states.

(C) 2006 American International Group, Inc. All rights reserved.

                               ------------------
                               For E-Service and
                             E-Delivery, or to view
                            and print Policy or Fund
                            prospectuses visit us at
                                 www.aigag.com
                               ------------------

                                 [LOGO OF IMSA]
                             INSURANCE MARKETPLACE
                             STANDARDS ASSOCIATION

                       Membership in IMSA applies only to
                        American General Life Insurance
                        Company and not to its products.

                             ICA File No. 811-08561

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VL-R

                           PLATINUM INVESTOR(R) III

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                                   ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         VUL ADMINISTRATION DEPARTMENT

                   P.O. BOX 4880, HOUSTON, TEXAS 77210-4880

  TELEPHONE: 1-800-340-2765; 1-713-831-3443; HEARING IMPAIRED: 1-888-436-5258

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2006

   This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for American General Life Insurance Company Separate Account VL-R (the "Separate Account" or "Separate Account VL-R") dated May 1, 2006, describing the Platinum Investor III flexible premium variable life insurance policies (the "Policy" or "Policies"). The Policy prospectus sets forth information that a prospective investor should know before investing. For a copy of the Policy prospectus, and any prospectus supplements, contact American General Life Insurance Company ("AGL") at the address or telephone numbers given above. Each term used in this SAI has the same meaning as is defined in the Policy prospectus.

                               TABLE OF CONTENTS

GENERAL INFORMATION................................................... 3

   AGL................................................................ 3
   Separate Account VL-R.............................................. 3
   American Home Assurance Company.................................... 3

SERVICES.............................................................. 4

DISTRIBUTION OF THE POLICIES.......................................... 4

PERFORMANCE INFORMATION............................................... 6

ADDITIONAL INFORMATION ABOUT THE POLICIES............................. 6

       Gender neutral policies........................................ 6
       Cost of insurance rates........................................ 6
       Certain arrangements........................................... 6
   More About the Fixed Account....................................... 7
       Our general account............................................ 7
       How we declare interest........................................ 7
   Adjustments to Death Benefit....................................... 7
       Suicide........................................................ 7
       Wrong age or gender............................................ 7
       Death during grace period...................................... 7

ACTUARIAL EXPERT...................................................... 8

MATERIAL CONFLICTS.................................................... 8

FINANCIAL STATEMENTS.................................................. 8

   Separate Account Financial Statements.............................. 9
   AGL Financial Statements........................................... 9
   American Home Financial Statements................................. 9

INDEX TO FINANCIAL STATEMENTS......................................... 9

                              GENERAL INFORMATION

AGL

   We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and internationally. AIG American General is a marketing name of AGL and its affiliates. The commitments under the Policies are AGL's, and AIG has no legal obligation to back those commitments.

   AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

Separate Account VL-R

   We hold the Fund shares in which any of your accumulation value is invested in Separate Account VL-R. Separate Account VL-R is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

   For record keeping and financial reporting purposes, Separate Account VL-R is divided into 70 separate "divisions," 58 of which are available under the Policies offered by the Policy prospectus as variable "investment options" (14 of these 58 investment options are not available to all Policy owners). All of these 58 divisions and the remaining 12 divisions are offered under other AGL policies. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option.

   The assets in Separate Account VL-R are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

American Home Assurance Company

   American Home Assurance Company ("American Home") is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of AIG and an affiliate of AGL.

                                   SERVICES

   AGL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. AGL and AGLC are each indirect wholly-owned subsidiaries of AIG and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to AGL and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2005, 2004 and 2003, AGL paid AGLC for these services $317,771,939, $329,659,308 and $299,019,857, respectively.

   We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                         DISTRIBUTION OF THE POLICIES

   American General Equity Services Corporation ("AGESC"), #1 Franklin Square, Springfield, Illinois 62713, a Delaware corporation and a direct wholly-owned subsidiary of AGL, is the principal underwriter and distributor of the Policies for the Separate Account under a Distribution Agreement between AGESC and AGL. AGESC also acts as principal underwriter for AGL's other separate accounts and for the separate accounts of certain AGL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

   The Policies are offered on a continuous basis.

   We and AGESC have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of the NASD.

   We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

  . 90% of the premiums received in the first Policy year up to a "target" amount;

  . 3% of the premiums up to the target amount received in each of Policy years 2 through 10;

  . 3% of the premiums in excess of the target amount received in each of Policy years 1 through 10;

  . 0.25% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each of Policy years 2 through 20;

  . 0.15% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each Policy year after Policy year 20; and

  . a comparable amount of compensation to broker-dealers or banks with respect to any increase in the specified amount of coverage that you request.

   The greater the percentage of supplemental coverage the owner selects when applying for a Policy or on future increases to the specified amount, the less compensation we would pay either for the sale of the Policy or for any additional premiums received during the first 10 Policy years (we do not pay compensation for premiums we receive after the 10th Policy year). We will pay the maximum level of compensation if the owner chooses 100% base coverage.

   At our discretion, we may pay additional first Policy year commissions to any broker-dealer or bank for sales conducted by a particular registered representative of that broker-dealer or bank. We may pay up to a total of 115% of the premiums we receive in the first Policy year.

   The target amount is an amount of level annual premium that would be necessary to support the benefits under your Policy, based on certain assumptions that we believe are reasonable.

   The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

   We pay the compensation directly to any selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described in your Policy. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.

   We sponsor a non-qualified deferred compensation plan ("Plan") for our insurance agents. Some of our agents are registered representatives of our subsidiary broker-dealer American General Securities Incorporated and sell the Policies. These agents may, subject to regulatory approval, receive benefits under the Plan when they sell the Policies. The benefits are deferred and the Plan terms may result in the agent never receiving the benefits. The Plan provides for a varying amount of benefits annually. We have the right to change the Plan in ways that affect the amount of benefits earned each year.

                            PERFORMANCE INFORMATION

   From time to time, we may quote performance information for the divisions of Separate Account VL-R in advertisements, sales literature, or reports to owners or prospective investors.

   We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

   We may compare a division's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of AGL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                   ADDITIONAL INFORMATION ABOUT THE POLICIES

   Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer the Policies for sale in situations which, under current law, require gender-neutral premiums or benefits.

   Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount at risk.

   Certain arrangements. Most of the advisers or administrators of the Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and Policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. Currently, these payments range from 0.24 to 1.26% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. Except for the PIMCO Variable Insurance Trust, these amounts will not be paid by the Funds or Policy owners.

More About the Fixed Account

   Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an effective annual rate of at least 4%.

   Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

Adjustments to Death Benefit

   Suicide. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

   A new two-year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

   Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

   Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                               ACTUARIAL EXPERT

   Actuarial matters have been examined by Wayne A. Barnard who is Senior Vice President of AGL. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                              MATERIAL CONFLICTS

   We are required to track events to identify any material conflicts from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

  .   state insurance law or federal income tax law changes;

  .   investment management of an investment portfolio changes; or

  . voting instructions given by owners of variable life insurance Policies and variable annuity contracts differ.

   The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

   If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

   When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

                             FINANCIAL STATEMENTS

   In 2002, due to AIG's acquisition of AGL and its affiliated companies, AGL changed its independent auditor from Ernst & Young LLP, located at 1401 McKinney Street, Suite 1200, 5 Houston Center, Houston, Texas 77010 to PricewaterhouseCoopers LLP ("PwC") located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002-5678. AIG has been using PwC as its corporate-wide auditing firm.

Separate Account Financial Statements

   The statement of net assets as of December 31, 2005 and the related statement of operations for the year then ended and statements of changes in net assets for the two years ended December 31, 2005 of the Separate Account, appearing herein, have been audited by PwC, an independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

AGL Financial Statements

   The consolidated balance sheets of AGL as of December 31, 2005 and 2004 and the related statements of income, shareholder's equity, comprehensive income and cash flows for the three years ended December 31, 2005, appearing herein, have been audited by PwC, an independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

American Home Financial Statements

   The statutory statement of admitted assets, liabilities, capital and surplus of American Home as of December 31, 2005 and 2004, and the related statutory statements of income and changes in capital and surplus and of cash flow for each of the two years in the period ended December 31, 2005, appear herein, in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

                         INDEX TO FINANCIAL STATEMENTS

   You should consider the financial statements of AGL that we include in this SAI primarily as bearing on the ability of AGL to meet its obligations under the Policies.

   You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home, as guarantor, to meet its obligations under a guarantee agreement that guarantees the insurance obligations of the Policies.

I. Separate Account VL-R 2005 Financial Statements                                  Page
--------------------------------------------------                                  ----
Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm VL-R - 1
Statement of Net Assets as of December 31, 2005.................................... VL-R - 2
Statement of Operations for the year ended December 31, 2005....................... VL-R - 4
Statement of Changes in Net Assets for the years ended December 31, 2005 and 2004.. VL-R - 6
Notes to Financial Statements...................................................... VL-R - 23

II. AGL 2005 Consolidated Financial Statements                                      Page
----------------------------------------------                                      -----
Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm F - 1
Consolidated Balance Sheets as of December 31, 2005 and 2004 (restated)............ F - 2
Consolidated Statements of Income for the years ended
      December 31, 2005, 2004 (restated) and 2003 (restated)....................... F - 4
Consolidated Statements of Shareholder's Equity for the years ended
      December 31, 2005, 2004 (restated) and 2003 (restated)....................... F - 5
Consolidated Statements of Comprehensive Income for the years ended
      December 31, 2005, 2004 (restated) and 2003 (restated)....................... F - 6
Consolidated Statements of Cash Flows for the years ended
      December 31, 2005, 2004 (restated) and 2003 (restated)....................... F - 7
Notes to Consolidated Financial Statements......................................... F - 9


III. American Home Financial Statements (Statutory Basis)                                                       Page
---------------------------------------------------------                                                       ----
Report of PricewaterhouseCoopers LLP, Independent Auditors.....................................................   2
Statements of Admitted Assets (Statutory Basis) as of December 31, 2005 and 2004...............................   3
Statements of Liabilities, Capital and Surplus (Statutory Basis) as of December 31, 2005 and 2004..............   4
Statements of Income and Changes in Capital and Surplus (Statutory Basis) for the years ended December 31, 2005
  and 2004.....................................................................................................   5
Statements of Cash Flow (Statutory Basis) for the years ended December 31, 2005 and 2004.......................   6
Notes to Statutory Basis Financial Statements..................................................................   7

[LOGO] AIG AMERICAN GENERAL

                                              Variable Universal Life Insurance
                                                          Separate Account VL-R

                                                                           2005
                                                                  Annual Report

                                                              December 31, 2005

                                        American General Life Insurance Company
                         A member company of American International Group, Inc.

[LETTERHEAD] PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
1201 Louisiana
Suite 2900
Houston, TX 77002-5678
Telephone (713) 356-4000
Facsimile (713) 356-4717

            Report of Independent Registered Public Accounting Firm

To the Board of Directors of American General Life Insurance Company and Policy Owners of American General Life Insurance Company Separate Account VL-R

In our opinion, the accompanying statement of net assets, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Divisions listed in Note A of American General Life Insurance Company Separate Account VL-R (the "Separate Account") at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the investment companies, provide a reasonable basis for our opinion. The financial highlights as of and for the year ended December 31, 2001 were audited by other independent auditors whose report dated March 7, 2002, expressed an unqualified opinion thereon.

PRICEWATERHOUSECOOPERS LLP

April 5, 2006

                                   VL-R - 1

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF NET ASSETS
December 31, 2005

                                                                             Investment    Due from (to) American
                                                                           securities - at General Life Insurance
Divisions                                                                    fair value           Company          Net Assets
-------------------------------------------------------------------------- --------------- ---------------------- ------------
AIM V.I. International Growth Fund - Series I                               $  7,832,106            $  1          $  7,832,107
AIM V.I. Premier Equity Fund - Series I                                       12,827,011              (1)           12,827,010
Alger American Leveraged AllCap Portfolio - Class O Shares                     1,052,110               1             1,052,111
Alger American MidCap Growth Portfolio - Class O Shares                        1,468,831               1             1,468,832
American Century VP Value Fund - Class I                                      14,952,182              (1)           14,952,181
Credit Suisse Small Cap Growth Portfolio                                       1,515,022              (2)            1,515,020
Dreyfus IP MidCap Stock Portfolio - Initial shares                             4,620,970              --             4,620,970
Dreyfus VIF Developing Leaders Portfolio - Initial shares                     11,869,378              --            11,869,378
Dreyfus VIF Quality Bond Portfolio - Initial shares                            8,094,498              (1)            8,094,497
Fidelity VIP Asset Manager Portfolio - Service Class 2                         5,191,276              --             5,191,276
Fidelity VIP Contrafund Portfolio - Service Class 2                           25,378,296              (2)           25,378,294
Fidelity VIP Equity-Income Portfolio - Service Class 2                        17,225,583              --            17,225,583
Fidelity VIP Growth Portfolio - Service Class 2                               12,333,732              --            12,333,732
Fidelity VIP Mid Cap Portfolio - Service Class 2                               5,017,356              --             5,017,356
Franklin Templeton - Franklin Small Cap Value Securities Fund - Class 2        4,462,420               2             4,462,422
Franklin Templeton - Franklin Small-Mid Cap Growth Securities Fund - Class
  2                                                                              133,093              --               133,093
Franklin Templeton - Franklin U.S. Government Fund - Class 2                  13,373,590              --            13,373,590
Franklin Templeton - Mutual Shares Securities Fund - Class 2                   9,375,597              --             9,375,597
Franklin Templeton - Templeton Foreign Securities Fund - Class 2              11,370,163              (1)           11,370,162
Goldman Sachs Capital Growth Fund                                              8,385,862              --             8,385,862
Janus Aspen Series International Growth Portfolio - Service Shares             5,053,510              --             5,053,510
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares                   2,959,841              (1)            2,959,840
Janus Aspen Series Worldwide Growth Portfolio - Service Shares                 3,991,889              (1)            3,991,888
JPMorgan Mid Cap Value Portfolio                                               4,024,617              --             4,024,617
JPMorgan Small Company Portfolio                                               2,006,909               1             2,006,910
MFS VIT Capital Opportunities Series - Initial Class                           4,198,509              (1)            4,198,508
MFS VIT Emerging Growth Series - Initial Class                                12,566,759              --            12,566,759
MFS VIT New Discovery Series - Initial Class                                   3,709,290               1             3,709,291
MFS VIT Research Series - Initial Class                                        2,077,717              --             2,077,717
MFS VIT Total Return Series - Initial Class                                      820,117              --               820,117
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                        3,551,477               1             3,551,478
Neuberger Berman AMT Partners Portfolio - Class I                                110,794              --               110,794
Oppenheimer Balanced Fund/VA - Non-Service Shares                                948,128              --               948,128
Oppenheimer Global Securities Fund/VA - Non-Service Shares                     2,440,758              --             2,440,758
Oppenheimer High Income Fund/VA - Non-Service Shares                             105,366              (1)              105,365
PIMCO VIT Real Return Portfolio - Administrative Class                        12,345,540               2            12,345,542
PIMCO VIT Short-Term Portfolio - Administrative Class                          4,854,761             (80)            4,854,681
PIMCO VIT Total Return Portfolio - Administrative Class                       24,219,506               2            24,219,508
Pioneer Fund VCT Portfolio - Class I                                           3,232,793              (1)            3,232,792
Pioneer Growth Opportunities VCT Portfolio - Class I                           5,275,314              --             5,275,314
Putnam VT Diversified Income Fund - Class IB                                  10,453,954              (1)           10,453,953
Putnam VT Growth and Income Fund - Class IB                                   19,396,941              (1)           19,396,940
Putnam VT International Growth and Income Fund - Class IB                      5,707,911              --             5,707,911
Putnam VT Small Cap Value Fund - Class IB                                        416,707              --               416,707
Putnam VT Vista Fund - Class IB                                                  105,252              --               105,252
Putnam VT Voyager Fund - Class IB                                                399,942              --               399,942
Safeco RST Core Equity Portfolio                                                      --              --                    --
Safeco RST Growth Opportunities Portfolio                                             --              --                    --
Scudder VIT Equity 500 Index Fund - Class A                                           --              --                    --
SunAmerica - Aggressive Growth Portfolio - Class 1                               983,041               1               983,042
SunAmerica - SunAmerica Balanced Portfolio - Class 1                             964,642              --               964,642
UIF Equity Growth Portfolio - Class I                                          4,227,017              (1)            4,227,016
UIF High Yield Portfolio - Class I                                             2,179,042              (2)            2,179,040

                            See accompanying notes.

                                   VL-R - 2

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF NET ASSETS - CONTINUED
December 31, 2005

                                                       Investment    Due from (to) American
                                                     securities - at General Life Insurance
Divisions                                              fair value           Company          Net Assets
---------------------------------------------------- --------------- ---------------------- ------------
VALIC Company I - International Equities Fund         $  2,349,151           $  (4)         $  2,349,147
VALIC Company I - Mid Cap Index Fund                    16,655,723              --            16,655,723
VALIC Company I - Money Market I Fund                   24,555,193              --            24,555,193
VALIC Company I - Nasdaq-100 Index Fund                  4,251,703              --             4,251,703
VALIC Company I - Science & Technology Fund              1,256,084               1             1,256,085
VALIC Company I - Small Cap Index Fund                   5,659,113              (1)            5,659,112
VALIC Company I - Stock Index Fund                      37,281,394              (1)           37,281,393
Van Kampen LIT Emerging Growth Portfolio - Class I          57,942              --                57,942
Van Kampen LIT Government Portfolio - Class I              160,256              --               160,256
Van Kampen LIT Growth and Income Portfolio - Class I    10,039,304               1            10,039,305
Vanguard VIF High Yield Bond Portfolio                   5,229,078               1             5,229,079
Vanguard VIF REIT Index Portfolio                       12,052,488              (1)           12,052,487

                            See accompanying notes.

                                   VL-R - 3

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005

                                       A           B          A+B=C         D             E             F           C+D+E+F

                                                                                                    Net change
                                             Mortality and                                        in unrealized     Increase
                                   Dividends  expense risk     Net     Net realized Capital gain   appreciation  (decrease) in
                                     from         and       investment gain (loss)  distributions (depreciation)   net assets
                                    mutual   administrative   income        on       from mutual        of       resulting from
Divisions                            funds      charges       (loss)   investments      funds      investments     operations
---------------------------------- --------- -------------- ---------- ------------ ------------- -------------- --------------
AIM V.I. International Growth
  Fund - Series I                  $ 47,390    $ (47,882)   $    (492)  $  654,292   $       --    $   435,814    $  1,089,614
AIM V.I. Premier Equity Fund -
  Series I                          106,356      (89,532)      16,824     (557,531)          --      1,124,376         583,669
Alger American Leveraged
  AllCap Portfolio - Class O
  Shares                                 --       (5,297)      (5,297)      11,644           --        104,855         111,202
Alger American MidCap Growth
  Portfolio - Class O Shares             --       (8,405)      (8,405)      18,798       43,700         63,287         117,380
American Century VP Value Fund
  - Class I                         118,352      (99,261)      19,091      996,629    1,369,370     (1,811,913)        573,177
Credit Suisse Small Cap Growth
  Portfolio                              --      (11,549)     (11,549)     175,481           --       (228,024)        (64,092)
Dreyfus IP MidCap Stock
  Portfolio - Initial shares          1,320      (31,111)     (29,791)     229,730       17,580        156,882         374,401
Dreyfus VIF Developing Leaders
  Portfolio - Initial shares             --      (80,352)     (80,352)     290,620           --        366,961         577,229
Dreyfus VIF Quality Bond
  Portfolio - Initial shares        292,412      (57,881)     234,531       (2,766)          --        (87,917)        143,848
Fidelity VIP Asset Manager
  Portfolio - Service Class 2       120,773      (35,066)      85,707       50,901        1,654         13,179         151,441
Fidelity VIP Contrafund Portfolio
  - Service Class 2                  24,549     (146,276)    (121,727)   1,411,273        3,507      1,931,073       3,224,126
Fidelity VIP Equity-Income
  Portfolio - Service Class 2       233,729     (109,989)     123,740      658,380      577,829       (639,565)        720,384
Fidelity VIP Growth Portfolio -
  Service Class 2                    31,220      (79,415)     (48,195)     105,974           --        459,808         517,587
Fidelity VIP Mid Cap Portfolio -
  Service Class 2                        --      (21,364)     (21,364)     209,437       22,730        421,937         632,740
Franklin Templeton - Franklin
  Small Cap Value Securities
  Fund - Class 2                     29,927      (22,539)       7,388      172,698       24,208        137,721         342,015
Franklin Templeton - Franklin
  Small-Mid Cap Growth
  Securities Fund - Class 2              --         (948)        (948)       5,021           --         (2,476)          1,597
Franklin Templeton - Franklin
  U.S. Government Fund - Class
  2                                 592,463      (95,254)     497,209     (166,043)          --       (101,939)        229,227
Franklin Templeton - Mutual
  Shares Securities Fund - Class 2   78,427      (61,221)      17,206      287,343       29,378        502,245         836,172
Franklin Templeton - Templeton
  Foreign Securities Fund - Class
  2                                 122,922      (74,354)      48,568    1,007,998           --       (119,732)        936,834
Goldman Sachs Capital Growth
  Fund                               12,435      (39,718)     (27,283)      42,554           --        173,821         189,092
Janus Aspen Series International
  Growth Portfolio - Service
  Shares                             42,857      (26,244)      16,613      194,184           --        931,398       1,142,195
Janus Aspen Series Mid Cap
  Growth Portfolio - Service
  Shares                                 --      (18,171)     (18,171)     155,275           --        141,206         278,310
Janus Aspen Series Worldwide
  Growth Portfolio - Service
  Shares                             46,623      (25,954)      20,669       45,943           --        116,444         183,056
JPMorgan Mid Cap Value
  Portfolio                           6,597      (24,176)     (17,579)     127,740       48,776        151,024         309,961
JPMorgan Small Company
  Portfolio                              --      (12,471)     (12,471)     174,256      224,360       (351,009)         35,136
MFS VIT Capital Opportunities
  Series - Initial Class             30,726      (28,339)       2,387       48,971           --        (11,883)         39,475
MFS VIT Emerging Growth
  Series - Initial Class                 --      (84,977)     (84,977)    (166,785)          --      1,097,176         845,414
MFS VIT New Discovery Series -
  Initial Class                          --      (23,805)     (23,805)      51,074           --        136,775         164,044
MFS VIT Research Series - Initial
  Class                               8,749      (13,191)      (4,442)      27,693           --        110,300         133,551
MFS VIT Total Return Series -
  Initial Class                      18,335       (6,539)      11,796       19,227       35,945        (48,408)         18,560
Neuberger Berman AMT Mid-Cap
  Growth Portfolio - Class I             --      (21,203)     (21,203)      54,328           --        367,089         400,214
Neuberger Berman AMT Partners
  Portfolio - Class I                   785         (801)         (16)      25,275           18        (10,112)         15,165
Oppenheimer Balanced Fund/VA
  - Non-Service Shares               11,824       (5,691)       6,133       15,116       24,155        (16,437)         28,967
Oppenheimer Global Securities
  Fund/VA - Non-Service Shares       14,878      (12,274)       2,604       50,058           --        230,580         283,242
Oppenheimer High Income Fund/
  VA - Non-Service Shares             6,238         (806)       5,432         (160)          --         (3,466)          1,806
PIMCO VIT Real Return Portfolio
  - Administrative Class            332,825      (82,783)     250,042      381,521      134,036       (600,970)        164,629
PIMCO VIT Short-Term Portfolio
  - Administrative Class            136,083      (33,646)     102,437       (2,282)          --        (11,994)         88,161
PIMCO VIT Total Return
  Portfolio - Administrative Class  736,155     (146,119)     590,036      173,741      367,262       (743,369)        387,670
Pioneer Fund VCT Portfolio -
  Class I                            43,319      (22,966)      20,353       15,216           --        134,215         169,784
Pioneer Growth Opportunities
  VCT Portfolio - Class I                --      (37,450)     (37,450)      23,981           --        306,944         293,475
Putnam VT Diversified Income
  Fund - Class IB                   558,591      (37,372)     521,219        7,959           --       (309,930)        219,248

                            See accompanying notes.

                                   VL-R - 4

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF OPERATIONS - CONTINUED
For the Year Ended December 31, 2005

                                    A            B            A+B=C          D             E             F           C+D+E+F

                                                                                                     Net change
                                           Mortality and                                           in unrealized     Increase
                                            expense risk                Net realized Capital gain   appreciation  (decrease) in
                                Dividends       and            Net      gain (loss)  distributions (depreciation)   net assets
                               from mutual administrative  investment        on       from mutual        of       resulting from
Divisions                         funds       charges     income (loss) investments      funds      investments     operations
------------------------------ ----------- -------------- ------------- ------------ ------------- -------------- --------------
Putnam VT Growth and Income
  Fund - Class IB              $  279,744   $  (105,255)   $  174,489     $ 56,535     $     --      $ 554,254      $  785,278
Putnam VT International
  Growth and Income Fund -
  Class IB                         54,863       (38,857)       16,006      832,150           --       (174,121)        674,035
Putnam VT Small Cap Value
  Fund - Class IB                     857        (3,186)       (2,329)      40,626       27,814        (44,028)         22,083
Putnam VT Vista Fund - Class
  IB                                   --          (800)         (800)       6,358           --          7,457          13,015
Putnam VT Voyager Fund -
  Class IB                          2,164        (2,771)         (607)      (1,756)          --         24,381          22,018
Safeco RST Core Equity
  Portfolio                            --            --            --           --           --             --              --
Safeco RST Growth
  Opportunities Portfolio              --            --            --           --           --             --              --
Scudder VIT Equity 500 Index
  Fund - Class A                      276          (101)          175        1,229           --         (1,251)            153
SunAmerica - Aggressive
  Growth Portfolio - Class 1           --        (5,020)       (5,020)      16,108           --         42,956          54,044
SunAmerica - SunAmerica
  Balanced Portfolio - Class 1     22,770        (5,938)       16,832       12,207           --        (15,953)         13,086
UIF Equity Growth Portfolio -
  Class I                          18,595       (27,051)       (8,456)     (86,301)          --        634,286         539,529
UIF High Yield Portfolio -
  Class I                         167,011       (13,109)      153,902        5,396           --       (157,984)          1,314
VALIC Company I -
  International Equities Fund      36,173       (14,186)       21,987       78,643           --        218,823         319,453
VALIC Company I - Mid Cap
  Index Fund                      157,099      (108,993)       48,106      588,951      621,832        427,603       1,686,492
VALIC Company I - Money
  Market I Fund                   822,383      (214,789)      607,594           --           --             --         607,594
VALIC Company I -
  Nasdaq-100 Index Fund             5,094       (26,746)      (21,652)     115,488           --        (59,210)         34,626
VALIC Company I - Science &
  Technology Fund                      --        (7,801)       (7,801)      18,618           --         12,012          22,829
VALIC Company I - Small Cap
  Index Fund                       47,834       (35,076)       12,758      204,788      174,783       (197,125)        195,204
VALIC Company I - Stock
  Index Fund                      564,585      (259,822)      304,763      586,994      768,036       (277,470)      1,382,323
Van Kampen LIT Emerging
  Growth Portfolio - Class I          145          (410)         (265)        (422)          --          4,451           3,764
Van Kampen LIT Government
  Portfolio - Class I               6,930        (1,267)        5,663       (1,549)          --            601           4,715
Van Kampen LIT Growth and
  Income Portfolio - Class I       90,556       (61,243)       29,313      677,302      198,372        (91,197)        813,790
Vanguard VIF High Yield Bond
  Portfolio                       382,401       (35,339)      347,062      174,975           --       (428,929)         93,108
Vanguard VIF REIT Index
  Portfolio                       281,842       (73,713)      208,129      988,405      621,997       (698,326)      1,120,205

                            See accompanying notes.

                                   VL-R - 5

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Divisions
                                                            -----------------------------------------------------------------
                                                              AIM V.I.                      Alger American    Alger American
                                                            International AIM V.I. Premier Leveraged AllCap    MidCap Growth
                                                            Growth Fund -  Equity Fund -   Portfolio - Class Portfolio - Class
                                                              Series I        Series I         O Shares          O Shares
                                                            ------------- ---------------- ----------------- -----------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                             $       (492)  $      16,824     $     (5,297)     $     (8,405)
   Net realized gain (loss) on investments                       654,292        (557,531)          11,644            18,798
   Capital gain distributions from mutual funds                       --              --               --            43,700
   Net change in unrealized appreciation (depreciation) of
     investments                                                 435,814       1,124,376          104,855            63,287
                                                            ------------   -------------     ------------      ------------
Increase (decrease) in net assets resulting from operations    1,089,614         583,669          111,202           117,380
                                                            ------------   -------------     ------------      ------------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                1,183,506       2,235,554          258,009           410,486
   Net transfers from (to) other Divisions or fixed rate
     option                                                     (778,668)       (810,424)         272,618           146,854
   Internal rollovers                                                374           3,625              238               378
   Cost of insurance and other charges                          (661,674)     (1,498,715)         (96,966)         (170,632)
   Administrative charges                                        (48,372)        (88,424)         (11,836)          (20,444)
   Policy loans                                                 (127,316)       (115,095)          (2,006)            1,738
   Death Benefits                                               (111,066)        (42,057)              --                --
   Withdrawals                                                  (277,444)       (593,378)         (24,484)          (10,163)
                                                            ------------   -------------     ------------      ------------
Increase (decrease) in net assets resulting from principal
  transactions                                                  (820,660)       (908,914)         395,573           358,217
                                                            ------------   -------------     ------------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          268,954        (325,245)         506,775           475,597

NET ASSETS:
   Beginning of year                                           7,563,153      13,152,255          545,336           993,235
                                                            ------------   -------------     ------------      ------------
   End of year                                              $  7,832,107   $  12,827,010     $  1,052,111      $  1,468,832
                                                            ============   =============     ============      ============
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                             $      5,137   $     (27,899)    $     (2,723)     $     (4,502)
   Net realized gain (loss) on investments                      (110,702)       (858,843)             945             6,725
   Capital gain distributions from mutual funds                       --              --               --                --
   Net change in unrealized appreciation (depreciation) of
     investments                                               1,457,449       1,519,897           38,443           100,002
                                                            ------------   -------------     ------------      ------------
Increase (decrease) in net assets resulting from operations    1,351,884         633,155           36,665           102,225
                                                            ------------   -------------     ------------      ------------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                1,107,075       2,566,159          144,802           252,027
   Net transfers from (to) other Divisions or fixed rate
     option                                                    1,625,322         434,945          199,138           448,338
   Internal rollovers                                                 --              --               --                --
   Cost of insurance and other charges                          (571,652)     (1,650,680)         (62,421)         (103,751)
   Administrative charges                                        (43,784)       (100,743)          (5,136)          (11,775)
   Policy loans                                                 (130,660)       (102,066)              (4)            7,362
   Death Benefits                                                 (4,607)        (45,907)              --                --
   Withdrawals                                                  (165,629)       (547,297)          (2,151)           (3,827)
                                                            ------------   -------------     ------------      ------------
Increase (decrease) in net assets resulting from principal
  transactions                                                 1,816,065         554,411          274,228           588,374
                                                            ------------   -------------     ------------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        3,167,949       1,187,566          310,893           690,599

NET ASSETS:
   Beginning of year                                           4,395,204      11,964,689          234,443           302,636
                                                            ------------   -------------     ------------      ------------
   End of year                                              $  7,563,153   $  13,152,255     $    545,336      $    993,235
                                                            ============   =============     ============      ============

                            See accompanying notes.

                                   VL-R - 6

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                     Divisions
                                                     ------------------------------------------------------------------------
                                                                                           Dreyfus IP          Dreyfus VIF
                                                     American Century  Credit Suisse      MidCap Stock         Developing
                                                     VP Value Fund -  Small Cap Growth Portfolio - Initial Leaders Portfolio -
                                                         Class I         Portfolio           shares          Initial shares
                                                     ---------------- ---------------- ------------------- -------------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                       $      19,091     $    (11,549)     $    (29,791)       $     (80,352)
   Net realized gain (loss) on investments                  996,629          175,481           229,730              290,620
   Capital gain distributions from mutual funds           1,369,370               --            17,580                   --
   Net change in unrealized appreciation
     (depreciation) of investments                       (1,811,913)        (228,024)          156,882              366,961
                                                      -------------     ------------      ------------        -------------
Increase (decrease) in net assets resulting from
  operations                                                573,177          (64,092)          374,401              577,229
                                                      -------------     ------------      ------------        -------------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           2,460,436          404,228           973,084            2,191,420
   Net transfers from (to) other Divisions or fixed
     rate option                                            127,934         (421,651)          129,977             (982,230)
   Internal rollovers                                         1,431              729               420                6,331
   Cost of insurance and other charges                   (1,398,994)        (206,072)         (526,854)          (1,242,885)
   Administrative charges                                  (118,425)         (19,048)          (46,131)             (95,051)
   Policy loans                                             (69,003)          (8,049)          (44,088)             (74,740)
   Death Benefits                                          (549,247)          (1,085)           (1,389)             (65,697)
   Withdrawals                                             (549,781)         (63,733)          (85,220)            (365,104)
                                                      -------------     ------------      ------------        -------------
Increase (decrease) in net assets resulting from
  principal transactions                                    (95,649)        (314,681)          399,799             (627,956)
                                                      -------------     ------------      ------------        -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     477,528         (378,773)          774,200              (50,727)

NET ASSETS:
   Beginning of year                                     14,474,653        1,893,793         3,846,770           11,920,105
                                                      -------------     ------------      ------------        -------------
   End of year                                        $  14,952,181     $  1,515,020      $  4,620,970        $  11,869,378
                                                      =============     ============      ============        =============
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                       $      23,582     $    (11,815)     $     (8,993)       $     (54,127)
   Net realized gain (loss) on investments                  135,589           46,497           113,020               53,386
   Capital gain distributions from mutual funds              82,411               --            88,761                   --
   Net change in unrealized appreciation
     (depreciation) of investments                        1,361,242          117,955           252,274            1,125,190
                                                      -------------     ------------      ------------        -------------
Increase (decrease) in net assets resulting from
  operations                                              1,602,824          152,637           445,062            1,124,449
                                                      -------------     ------------      ------------        -------------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           2,598,492          393,255           839,910            2,465,860
   Net transfers from (to) other Divisions or fixed
     rate option                                          2,418,145          311,653           272,504              203,359
   Internal rollovers                                            --               --                --                  262
   Cost of insurance and other charges                   (1,278,885)        (181,319)         (465,356)          (1,335,731)
   Administrative charges                                  (122,898)         (17,417)          (40,252)            (105,890)
   Policy loans                                            (126,507)         (18,832)          (10,493)            (194,241)
   Death Benefits                                            (2,432)            (485)             (540)                (579)
   Withdrawals                                             (243,859)         (15,113)          (53,704)            (388,420)
                                                      -------------     ------------      ------------        -------------
Increase (decrease) in net assets resulting from
  principal transactions                                  3,242,056          471,742           542,069              644,620
                                                      -------------     ------------      ------------        -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   4,844,880          624,379           987,131            1,769,069

NET ASSETS:
   Beginning of year                                      9,629,773        1,269,414         2,859,639           10,151,036
                                                      -------------     ------------      ------------        -------------
   End of year                                        $  14,474,653     $  1,893,793      $  3,846,770        $  11,920,105
                                                      =============     ============      ============        =============

                            See accompanying notes.

                                   VL-R - 7

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                  Divisions
                                                 ---------------------------------------------------------------------------
                                                     Dreyfus VIF      Fidelity VIP      Fidelity VIP
                                                    Quality Bond      Asset Manager      Contrafund      Fidelity VIP Equity-
                                                 Portfolio - Initial   Portfolio -   Portfolio - Service  Income Portfolio -
                                                       shares        Service Class 2       Class 2         Service Class 2
                                                 ------------------- --------------- ------------------- --------------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                     $    234,531      $     85,707      $    (121,727)      $     123,740
   Net realized gain (loss) on investments                (2,766)           50,901          1,411,273             658,380
   Capital gain distributions from mutual funds               --             1,654              3,507             577,829
   Net change in unrealized appreciation
     (depreciation) of investments                       (87,917)           13,179          1,931,073            (639,565)
                                                    ------------      ------------      -------------       -------------
Increase (decrease) in net assets resulting from
  operations                                             143,848           151,441          3,224,126             720,384
                                                    ------------      ------------      -------------       -------------
PRINCIPAL TRANSACTIONS:
   Net premiums                                        1,331,559           950,956          4,561,396           3,326,778
   Net transfers from (to) other Divisions or
     fixed rate option                                   (41,809)          (44,224)         3,526,648          (1,458,726)
   Internal rollovers                                      1,222            13,267             27,494              13,926
   Cost of insurance and other charges                  (864,751)         (532,397)        (1,757,809)         (1,647,752)
   Administrative charges                                (63,234)          (47,340)          (218,613)           (161,430)
   Policy loans                                          (24,444)          (42,449)           (16,997)           (126,201)
   Death Benefits                                        (62,982)           (5,109)           (23,657)           (174,144)
   Withdrawals                                          (390,022)          (93,365)          (564,870)           (593,421)
                                                    ------------      ------------      -------------       -------------
Increase (decrease) in net assets resulting from
  principal transactions                                (114,461)          199,339          5,533,592            (820,970)
                                                    ------------      ------------      -------------       -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                                  29,387           350,780          8,757,718            (100,586)

NET ASSETS:
   Beginning of year                                   8,065,110         4,840,496         16,620,576          17,326,169
                                                    ------------      ------------      -------------       -------------
   End of year                                      $  8,094,497      $  5,191,276      $  25,378,294       $  17,225,583
                                                    ============      ============      =============       =============
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                     $    267,117      $     65,857      $     (66,511)      $      78,586
   Net realized gain (loss) on investments               (20,434)           70,848             90,445              42,557
   Capital gain distributions from mutual funds               --                --                 --              46,017
   Net change in unrealized appreciation
     (depreciation) of investments                       (46,460)           62,578          1,927,155           1,408,052
                                                    ------------      ------------      -------------       -------------
Increase (decrease) in net assets resulting from
  operations                                             200,223           199,283          1,951,089           1,575,212
                                                    ------------      ------------      -------------       -------------
PRINCIPAL TRANSACTIONS:
   Net premiums                                        1,310,857           933,973          3,355,343           3,290,771
   Net transfers from (to) other Divisions or
     fixed rate option                                   390,579           559,743          3,791,685           2,934,950
   Internal rollovers                                         --           157,598                837                  --
   Cost of insurance and other charges                  (936,290)         (482,855)        (1,402,062)         (1,457,940)
   Administrative charges                                (59,692)          (45,602)          (155,466)           (157,801)
   Policy loans                                           (4,094)           84,463            (42,427)            (48,429)
   Death Benefits                                            (43)               --             (1,332)             (1,370)
   Withdrawals                                          (574,434)         (289,998)          (170,979)           (162,194)
                                                    ------------      ------------      -------------       -------------
Increase (decrease) in net assets resulting from
  principal transactions                                 126,883           917,322          5,375,599           4,397,987
                                                    ------------      ------------      -------------       -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                                 327,106         1,116,605          7,326,688           5,973,199

NET ASSETS:
   Beginning of year                                   7,738,004         3,723,891          9,293,888          11,352,970
                                                    ------------      ------------      -------------       -------------
   End of year                                      $  8,065,110      $  4,840,496      $  16,620,576       $  17,326,169
                                                    ============      ============      =============       =============

                            See accompanying notes.

                                   VL-R - 8

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                    Divisions
                                                     -----------------------------------------------------------------------
                                                                                            Franklin
                                                                                           Templeton -
                                                                                         Franklin Small  Franklin Templeton -
                                                                                            Cap Value     Franklin Small-Mid
                                                        Fidelity VIP    Fidelity VIP Mid Securities Fund      Cap Growth
                                                     Growth Portfolio - Cap Portfolio -         -         Securities Fund -
                                                      Service Class 2   Service Class 2      Class 2           Class 2
                                                     ------------------ ---------------- --------------- --------------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                        $     (48,195)     $    (21,364)   $      7,388        $     (948)
   Net realized gain (loss) on investments                   105,974           209,437         172,698             5,021
   Capital gain distributions from mutual funds                   --            22,730          24,208                --
   Net change in unrealized appreciation
     (depreciation) of investments                           459,808           421,937         137,721            (2,476)
                                                       -------------      ------------    ------------        ----------
Increase (decrease) in net assets resulting from
  operations                                                 517,587           632,740         342,015             1,597
                                                       -------------      ------------    ------------        ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                            2,893,700           999,954         861,667             2,467
   Net transfers from (to) other Divisions or fixed
     rate option                                            (531,785)        2,773,447       2,573,741           (19,154)
   Internal rollovers                                         29,543             4,046           7,008                --
   Cost of insurance and other charges                    (1,454,858)         (272,523)       (235,830)           (3,492)
   Administrative charges                                   (142,954)          (52,402)        (43,216)               --
   Policy loans                                                  246           (16,411)         (7,493)               14
   Death Benefits                                            (40,342)             (232)             --                --
   Withdrawals                                              (427,987)         (170,063)       (210,695)           (5,715)
                                                       -------------      ------------    ------------        ----------
Increase (decrease) in net assets resulting from
  principal transactions                                     325,563         3,265,816       2,945,182           (25,880)
                                                       -------------      ------------    ------------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      843,150         3,898,556       3,287,197           (24,283)

NET ASSETS:
   Beginning of year                                      11,490,582         1,118,800       1,175,225           157,376
                                                       -------------      ------------    ------------        ----------
   End of year                                         $  12,333,732      $  5,017,356    $  4,462,422        $  133,093
                                                       =============      ============    ============        ==========
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                        $     (57,379)     $     (4,466)   $     (3,499)       $   (1,064)
   Net realized gain (loss) on investments                   (58,095)           14,660          23,931             1,271
   Capital gain distributions from mutual funds                   --                --              --                --
   Net change in unrealized appreciation
     (depreciation) of investments                           407,041           158,424         157,413            14,818
                                                       -------------      ------------    ------------        ----------
Increase (decrease) in net assets resulting from
  operations                                                 291,567           168,618         177,845            15,025
                                                       -------------      ------------    ------------        ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                            2,708,198           232,349         308,150             5,217
   Net transfers from (to) other Divisions or fixed
     rate option                                           1,360,141           540,817         607,846            13,149
   Internal rollovers                                             --                --              --                --
   Cost of insurance and other charges                    (1,365,721)          (89,163)        (97,500)           (3,831)
   Administrative charges                                   (129,165)          (10,475)        (14,755)               --
   Policy loans                                              (49,004)          (42,088)        (46,611)           (2,407)
   Death Benefits                                             (4,551)               --              --                --
   Withdrawals                                              (119,722)           (6,703)         (3,749)           (5,086)
                                                       -------------      ------------    ------------        ----------
Increase (decrease) in net assets resulting from
  principal transactions                                   2,400,176           624,737         753,381             7,042
                                                       -------------      ------------    ------------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    2,691,743           793,355         931,226            22,067

NET ASSETS:
   Beginning of year                                       8,798,839           325,445         243,999           135,309
                                                       -------------      ------------    ------------        ----------
   End of year                                         $  11,490,582      $  1,118,800    $  1,175,225        $  157,376
                                                       =============      ============    ============        ==========

                            See accompanying notes.

                                   VL-R - 9

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                 Divisions
                                                     -----------------------------------------------------------------
                                                        Franklin        Franklin           Franklin
                                                      Templeton -      Templeton -       Templeton -
                                                     Franklin U.S.    Mutual Shares       Templeton      Goldman Sachs
                                                       Government   Securities Fund - Foreign Securities Capital Growth
                                                     Fund - Class 2      Class 2        Fund - Class 2        Fund
                                                     -------------- ----------------- ------------------ --------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                       $   497,209      $   17,206        $    48,568       $  (27,283)
   Net realized gain (loss) on investments               (166,043)        287,343          1,007,998           42,554
   Capital gain distributions from mutual funds                --          29,378                 --               --
   Net change in unrealized appreciation
     (depreciation) of investments                       (101,939)        502,245           (119,732)         173,821
                                                      -----------      ----------        -----------       ----------
Increase (decrease) in net assets resulting from
  operations                                              229,227         836,172            936,834          189,092
                                                      -----------      ----------        -----------       ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                         1,420,202         795,119            995,513               --
   Net transfers from (to) other Divisions or fixed
     rate option                                        1,559,827         791,478           (816,806)          (3,745)
   Internal rollovers                                       1,141           1,480              5,557               --
   Cost of insurance and other charges                 (1,043,709)       (658,282)          (747,421)        (487,695)
   Administrative charges                                 (67,924)        (36,414)           (43,849)            (254)
   Policy loans                                            (2,004)        (51,983)           (10,786)            (770)
   Death Benefits                                              --          (1,036)              (528)              --
   Withdrawals                                           (198,021)        (25,552)          (214,760)          (5,871)
                                                      -----------      ----------        -----------       ----------
Increase (decrease) in net assets resulting from
  principal transactions                                1,669,512         814,810           (833,080)        (498,335)
                                                      -----------      ----------        -----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 1,898,739       1,650,982            103,754         (309,243)

NET ASSETS:
   Beginning of year                                   11,474,851       7,724,615         11,266,408        8,695,105
                                                      -----------      ----------        -----------       ----------
   End of year                                        $13,373,590      $9,375,597        $11,370,162       $8,385,862
                                                      ===========      ==========        ===========       ==========
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                       $   503,012      $    4,627        $    27,747       $   18,817
   Net realized gain (loss) on investments                (40,394)        102,975            141,983           19,744
   Capital gain distributions from mutual funds                --              --                 --               --
   Net change in unrealized appreciation
     (depreciation) of investments                       (151,309)        682,712          1,433,732          653,622
                                                      -----------      ----------        -----------       ----------
Increase (decrease) in net assets resulting from
  operations                                              311,309         790,314          1,603,462          692,183
                                                      -----------      ----------        -----------       ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           483,812         556,813            785,524               --
   Net transfers from (to) other Divisions or fixed
     rate option                                          (94,845)      1,027,855          3,029,410              192
   Internal rollovers                                          --              --                 --               --
   Cost of insurance and other charges                   (920,094)       (511,405)          (576,892)        (493,114)
   Administrative charges                                 (23,307)        (26,036)           (33,616)            (250)
   Policy loans                                            14,642          (2,740)            13,595           (3,400)
   Death Benefits                                            (153)             --             (6,241)              --
   Withdrawals                                            (51,599)       (101,897)           (58,139)          (1,688)
                                                      -----------      ----------        -----------       ----------
Increase (decrease) in net assets resulting from
  principal transactions                                 (591,544)        942,590          3,153,641         (498,260)
                                                      -----------      ----------        -----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (280,235)      1,732,904          4,757,103          193,923

NET ASSETS:
   Beginning of year                                   11,755,086       5,991,711          6,509,305        8,501,182
                                                      -----------      ----------        -----------       ----------
   End of year                                        $11,474,851      $7,724,615        $11,266,408       $8,695,105
                                                      ===========      ==========        ===========       ==========

                            See accompanying notes.

                                   VL-R - 10

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                      Divisions
                                                     --------------------------------------------------------------------------
                                                      Janus Aspen Series     Janus Aspen        Janus Aspen
                                                     International Growth   Series Mid Cap    Series Worldwide
                                                     Portfolio - Service  Growth Portfolio - Growth Portfolio - JPMorgan Mid Cap
                                                            Shares          Service Shares     Service Shares   Value Portfolio
                                                     -------------------- ------------------ ------------------ ----------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                          $     16,613        $    (18,171)      $     20,669       $  (17,579)
   Net realized gain (loss) on investments                    194,184             155,275             45,943          127,740
   Capital gain distributions from mutual funds                    --                  --                 --           48,776
   Net change in unrealized appreciation
     (depreciation) of investments                            931,398             141,206            116,444          151,024
                                                         ------------        ------------       ------------       ----------
Increase (decrease) in net assets resulting from
  operations                                                1,142,195             278,310            183,056          309,961
                                                         ------------        ------------       ------------       ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                               767,401             599,159            808,795        1,398,718
   Net transfers from (to) other Divisions or fixed
     rate option                                              443,444             (95,324)          (414,321)       2,162,817
   Internal rollovers                                             429                 998                113            3,145
   Cost of insurance and other charges                       (414,703)           (337,320)          (450,910)        (125,059)
   Administrative charges                                     (37,448)            (29,512)           (41,289)         (70,067)
   Policy loans                                               (45,570)            (26,991)           (15,340)          (7,165)
   Death Benefits                                             (27,549)               (859)           (41,202)              --
   Withdrawals                                                (55,587)            (72,511)           (56,087)        (157,382)
                                                         ------------        ------------       ------------       ----------
Increase (decrease) in net assets resulting from
  principal transactions                                      630,417              37,640           (210,241)       3,205,007
                                                         ------------        ------------       ------------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     1,772,612             315,950            (27,185)       3,514,968

NET ASSETS:
   Beginning of year                                        3,280,898           2,643,890          4,019,073          509,649
                                                         ------------        ------------       ------------       ----------
   End of year                                           $  5,053,510        $  2,959,840       $  3,991,888       $4,024,617
                                                         ============        ============       ============       ==========
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                          $      5,742        $    (15,637)      $      9,958       $   (1,451)
   Net realized gain (loss) on investments                     44,263              35,873            (27,447)           4,481
   Capital gain distributions from mutual funds                    --                  --                 --            1,064
   Net change in unrealized appreciation
     (depreciation) of investments                            425,750             388,478            167,748           60,999
                                                         ------------        ------------       ------------       ----------
Increase (decrease) in net assets resulting from
  operations                                                  475,755             408,714            150,259           65,093
                                                         ------------        ------------       ------------       ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                               621,695             684,998          1,027,383          186,753
   Net transfers from (to) other Divisions or fixed
     rate option                                              481,455             (63,955)            39,909          195,630
   Internal rollovers                                              --                  --                 --               --
   Cost of insurance and other charges                       (318,961)           (356,957)          (495,065)         (46,623)
   Administrative charges                                     (30,145)            (33,627)           (50,894)          (8,208)
   Policy loans                                               (45,337)            (26,889)           (16,897)            (355)
   Death Benefits                                                  --              (3,223)                --               --
   Withdrawals                                                (43,661)            (52,684)           (45,697)          (4,738)
                                                         ------------        ------------       ------------       ----------
Increase (decrease) in net assets resulting from
  principal transactions                                      665,046             147,663            458,739          322,459
                                                         ------------        ------------       ------------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     1,140,801             556,377            608,998          387,552

NET ASSETS:
   Beginning of year                                        2,140,097           2,087,513          3,410,075          122,097
                                                         ------------        ------------       ------------       ----------
   End of year                                           $  3,280,898        $  2,643,890       $  4,019,073       $  509,649
                                                         ============        ============       ============       ==========

                            See accompanying notes.

                                   VL-R - 11

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                  Divisions
                                                     ------------------------------------------------------------------
                                                                    MFS VIT Capital      MFS VIT
                                                     JPMorgan Small  Opportunities   Emerging Growth     MFS VIT New
                                                        Company     Series - Initial Series - Initial Discovery Series -
                                                       Portfolio         Class            Class         Initial Class
                                                     -------------- ---------------- ---------------- ------------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                        $  (12,471)     $    2,387      $   (84,977)       $  (23,805)
   Net realized gain (loss) on investments                174,256          48,971         (166,785)           51,074
   Capital gain distributions from mutual funds           224,360              --               --                --
   Net change in unrealized appreciation
     (depreciation) of investments                       (351,009)        (11,883)       1,097,176           136,775
                                                       ----------      ----------      -----------        ----------
Increase (decrease) in net assets resulting from
  operations                                               35,136          39,475          845,414           164,044
                                                       ----------      ----------      -----------        ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           403,127         932,038        2,391,642           774,724
   Net transfers from (to) other Divisions or fixed
     rate option                                          133,716        (164,810)      (3,094,605)          (62,450)
   Internal rollovers                                       2,027          10,963           11,006             3,097
   Cost of insurance and other charges                   (185,057)       (565,568)      (1,434,224)         (476,648)
   Administrative charges                                 (18,817)        (46,832)         (92,031)          (37,543)
   Policy loans                                           (62,970)        (60,052)        (195,043)          (28,181)
   Death Benefits                                            (508)         (1,523)          (7,641)           (1,019)
   Withdrawals                                            (84,886)       (162,933)        (526,105)          (79,535)
                                                       ----------      ----------      -----------        ----------
Increase (decrease) in net assets resulting from
  principal transactions                                  186,632         (58,717)      (2,947,001)           92,445
                                                       ----------      ----------      -----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   221,768         (19,242)      (2,101,587)          256,489

NET ASSETS:
   Beginning of year                                    1,785,142       4,217,750       14,668,346         3,452,802
                                                       ----------      ----------      -----------        ----------
   End of year                                         $2,006,910      $4,198,508      $12,566,759        $3,709,291
                                                       ==========      ==========      ===========        ==========
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                        $   (8,288)     $  (12,388)     $   (88,123)       $  (20,846)
   Net realized gain (loss) on investments                 26,522         (46,987)        (853,176)              (79)
   Capital gain distributions from mutual funds                --              --               --                --
   Net change in unrealized appreciation
     (depreciation) of investments                        294,323         490,259        2,514,875           246,557
                                                       ----------      ----------      -----------        ----------
Increase (decrease) in net assets resulting from
  operations                                              312,557         430,884        1,573,576           225,632
                                                       ----------      ----------      -----------        ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           359,973       1,023,618        3,316,924           812,401
   Net transfers from (to) other Divisions or fixed
     rate option                                          506,674         149,381        1,069,813           354,915
   Internal rollovers                                          --             471               --               628
   Cost of insurance and other charges                   (153,582)       (567,534)      (1,597,659)         (436,972)
   Administrative charges                                 (17,399)        (50,372)        (135,864)          (38,696)
   Policy loans                                           (10,883)        (17,494)         (90,796)           (6,318)
   Death Benefits                                              --          (6,321)             (69)             (111)
   Withdrawals                                            (20,485)        (39,702)        (358,532)         (540,823)
                                                       ----------      ----------      -----------        ----------
Increase (decrease) in net assets resulting from
  principal transactions                                  664,298         492,047        2,203,817           145,024
                                                       ----------      ----------      -----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   976,855         922,931        3,777,393           370,656

NET ASSETS:
   Beginning of year                                      808,287       3,294,819       10,890,953         3,082,146
                                                       ----------      ----------      -----------        ----------
   End of year                                         $1,785,142      $4,217,750      $14,668,346        $3,452,802
                                                       ==========      ==========      ===========        ==========

                            See accompanying notes.

                                   VL-R - 12

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                    Divisions
                                                     -----------------------------------------------------------------------
                                                                                        Neuberger Berman
                                                          MFS VIT       MFS VIT Total     AMT Mid-Cap      Neuberger Berman
                                                     Research Series - Return Series - Growth Portfolio -    AMT Partners
                                                       Initial Class    Initial Class       Class I       Portfolio - Class I
                                                     ----------------- --------------- ------------------ -------------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                        $     (4,442)     $   11,796       $    (21,203)       $      (16)
   Net realized gain (loss) on investments                   27,693          19,227             54,328            25,275
   Capital gain distributions from mutual funds                  --          35,945                 --                18
   Net change in unrealized appreciation
     (depreciation) of investments                          110,300         (48,408)           367,089           (10,112)
                                                       ------------      ----------       ------------        ----------
Increase (decrease) in net assets resulting from
  operations                                                133,551          18,560            400,214            15,165
                                                       ------------      ----------       ------------        ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                             437,282          20,560            825,349             1,001
   Net transfers from (to) other Divisions or fixed
     rate option                                            125,983         (97,689)            22,256             2,457
   Internal rollovers                                         5,775              --             11,930                --
   Cost of insurance and other charges                     (280,355)          7,733           (369,103)           (2,608)
   Administrative charges                                   (21,889)             --            (41,047)               --
   Policy loans                                             (14,977)         (1,228)           (20,571)           (1,863)
   Death Benefits                                           (31,179)             --            (18,592)               --
   Withdrawals                                              (58,262)        (40,753)           (66,956)          (41,001)
                                                       ------------      ----------       ------------        ----------
Increase (decrease) in net assets resulting from
  principal transactions                                    162,378        (111,377)           343,266           (42,014)
                                                       ------------      ----------       ------------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     295,929         (92,817)           743,480           (26,849)

NET ASSETS:
   Beginning of year                                      1,781,788         912,934          2,807,998           137,643
                                                       ------------      ----------       ------------        ----------
   End of year                                         $  2,077,717      $  820,117       $  3,551,478        $  110,794
                                                       ============      ==========       ============        ==========
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                        $      5,082      $    7,334       $    (15,534)       $     (904)
   Net realized gain (loss) on investments                   (3,382)          5,297              5,856               667
   Capital gain distributions from mutual funds                  --              --                 --                --
   Net change in unrealized appreciation
     (depreciation) of investments                          222,855          72,622            369,446            21,027
                                                       ------------      ----------       ------------        ----------
Increase (decrease) in net assets resulting from
  operations                                                224,555          85,253            359,768            20,790
                                                       ------------      ----------       ------------        ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                             493,307           7,022            643,527             5,473
   Net transfers from (to) other Divisions or fixed
     rate option                                             78,407         134,849            443,552             3,403
   Internal rollovers                                            --              --                 --                --
   Cost of insurance and other charges                     (263,159)        (56,987)          (338,096)           (3,270)
   Administrative charges                                   (23,442)             --            (31,384)               --
   Policy loans                                                 216              57            (53,163)               --
   Death Benefits                                                --              --               (413)               --
   Withdrawals                                              (13,043)        (10,043)           (77,136)           (5,347)
                                                       ------------      ----------       ------------        ----------
Increase (decrease) in net assets resulting from
  principal transactions                                    272,286          74,898            586,887               259
                                                       ------------      ----------       ------------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     496,841         160,151            946,655            21,049

NET ASSETS:
   Beginning of year                                      1,284,947         752,783          1,861,343           116,594
                                                       ------------      ----------       ------------        ----------
   End of year                                         $  1,781,788      $  912,934       $  2,807,998        $  137,643
                                                       ============      ==========       ============        ==========

                            See accompanying notes.

                                   VL-R - 13

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                 Divisions
                                                     -----------------------------------------------------------------
                                                      Oppenheimer      Oppenheimer     Oppenheimer     PIMCO VIT Real
                                                        Balanced    Global Securities  High Income   Return Portfolio -
                                                     Fund/VA - Non-  Fund/VA - Non-   Fund/VA - Non-   Administrative
                                                     Service Shares  Service Shares   Service Shares       Class
                                                     -------------- ----------------- -------------- ------------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                        $    6,133     $      2,604      $    5,432     $     250,042
   Net realized gain (loss) on investments                 15,116           50,058            (160)          381,521
   Capital gain distributions from mutual funds            24,155               --              --           134,036
   Net change in unrealized appreciation
     (depreciation) of investments                        (16,437)         230,580          (3,466)         (600,970)
                                                       ----------     ------------      ----------     -------------
Increase (decrease) in net assets resulting from
  operations                                               28,967          283,242           1,806           164,629
                                                       ----------     ------------      ----------     -------------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           252,321          589,574           4,142         2,122,820
   Net transfers from (to) other Divisions or fixed
     rate option                                          179,811          786,680          12,897        (1,005,059)
   Internal rollovers                                         350            5,682              --             1,960
   Cost of insurance and other charges                    (94,980)        (236,212)         (3,749)       (1,293,910)
   Administrative charges                                 (12,637)         (28,854)             --          (101,343)
   Policy loans                                           (63,217)          30,370          (1,368)         (141,900)
   Death Benefits                                              --              (14)             --            (2,376)
   Withdrawals                                             (2,539)         (75,359)         (8,526)         (440,954)
                                                       ----------     ------------      ----------     -------------
Increase (decrease) in net assets resulting from
  principal transactions                                  259,109        1,071,867           3,396          (860,762)
                                                       ----------     ------------      ----------     -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   288,076        1,355,109           5,202          (696,133)

NET ASSETS:
   Beginning of year                                      660,052        1,085,649         100,163        13,041,675
                                                       ----------     ------------      ----------     -------------
   End of year                                         $  948,128     $  2,440,758      $  105,365     $  12,345,542
                                                       ==========     ============      ==========     =============
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                        $      102     $        597      $    4,580     $      36,578
   Net realized gain (loss) on investments                  1,569            8,496            (150)          173,491
   Capital gain distributions from mutual funds                --               --              --           394,221
   Net change in unrealized appreciation
     (depreciation) of investments                         50,025          139,006           2,560           311,719
                                                       ----------     ------------      ----------     -------------
Increase (decrease) in net assets resulting from
  operations                                               51,696          148,099           6,990           916,009
                                                       ----------     ------------      ----------     -------------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           159,444          269,594           5,599         2,176,398
   Net transfers from (to) other Divisions or fixed
     rate option                                          376,838          619,962          23,072         3,469,820
   Internal rollovers                                          --               --              --               733
   Cost of insurance and other charges                    (37,445)         (97,905)         (3,399)       (1,664,055)
   Administrative charges                                  (3,886)         (12,984)             --          (103,711)
   Policy loans                                              (387)         (16,667)         (1,774)          (55,840)
   Death Benefits                                              --               --              --            (5,837)
   Withdrawals                                             (2,591)          (2,087)         (1,803)         (208,236)
                                                       ----------     ------------      ----------     -------------
Increase (decrease) in net assets resulting from
  principal transactions                                  491,973          759,913          21,695         3,609,272
                                                       ----------     ------------      ----------     -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   543,669          908,012          28,685         4,525,281

NET ASSETS:
   Beginning of year                                      116,383          177,637          71,478         8,516,394
                                                       ----------     ------------      ----------     -------------
   End of year                                         $  660,052     $  1,085,649      $  100,163     $  13,041,675
                                                       ==========     ============      ==========     =============

                            See accompanying notes.

                                   VL-R - 14

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                  Divisions
                                                     ------------------------------------------------------------------
                                                     PIMCO VIT Short-  PIMCO VIT Total                   Pioneer Growth
                                                     Term Portfolio - Return Portfolio -  Pioneer Fund    Opportunities
                                                      Administrative    Administrative   VCT Portfolio - VCT Portfolio -
                                                          Class             Class            Class I         Class I
                                                     ---------------- ------------------ --------------- ---------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                        $   102,437       $   590,036       $   20,353      $  (37,450)
   Net realized gain (loss) on investments                  (2,282)          173,741           15,216          23,981
   Capital gain distributions from mutual funds                 --           367,262               --              --
   Net change in unrealized appreciation
     (depreciation) of investments                         (11,994)         (743,369)         134,215         306,944
                                                       -----------       -----------       ----------      ----------
Increase (decrease) in net assets resulting from
  operations                                                88,161           387,670          169,784         293,475
                                                       -----------       -----------       ----------      ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                            805,130         5,654,495          365,758         664,335
   Net transfers from (to) other Divisions or fixed
     rate option                                        (1,085,070)        9,067,641         (112,948)       (422,997)
   Internal rollovers                                          910             4,869               --              --
   Cost of insurance and other charges                    (506,287)       (1,354,946)        (282,610)       (474,531)
   Administrative charges                                  (36,829)         (274,581)         (12,434)        (25,096)
   Policy loans                                            (37,853)          (70,849)         (37,689)        (17,998)
   Death Benefits                                         (233,520)         (122,685)          (1,969)         (3,554)
   Withdrawals                                            (137,362)         (933,205)        (200,441)       (371,013)
                                                       -----------       -----------       ----------      ----------
Increase (decrease) in net assets resulting from
  principal transactions                                (1,230,881)       11,970,739         (282,333)       (650,854)
                                                       -----------       -----------       ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (1,142,720)       12,358,409         (112,549)       (357,379)

NET ASSETS:
   Beginning of year                                     5,997,401        11,861,099        3,345,341       5,632,693
                                                       -----------       -----------       ----------      ----------
   End of year                                         $ 4,854,681       $24,219,508       $3,232,792      $5,275,314
                                                       ===========       ===========       ==========      ==========
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                        $    32,807       $   134,551       $   (1,358)     $   (2,330)
   Net realized gain (loss) on investments                   3,265            77,968              501             976
   Capital gain distributions from mutual funds             13,531           170,475               --              --
   Net change in unrealized appreciation
     (depreciation) of investments                         (14,634)           57,924           73,097         156,168
                                                       -----------       -----------       ----------      ----------
Increase (decrease) in net assets resulting from
  operations                                                34,969           440,918           72,240         154,814
                                                       -----------       -----------       ----------      ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                            981,480         2,333,234           19,619          36,164
   Net transfers from (to) other Divisions or fixed
     rate option                                         1,182,171           (39,015)       3,303,904       5,532,368
   Internal rollovers                                           --                --               --              --
   Cost of insurance and other charges                    (533,184)       (1,319,888)         (19,125)        (30,992)
   Administrative charges                                  (44,374)         (110,507)            (692)         (1,381)
   Policy loans                                            (19,362)           46,506              432          (4,152)
   Death Benefits                                             (115)             (997)              --              --
   Withdrawals                                            (100,971)         (229,775)         (31,037)        (54,128)
                                                       -----------       -----------       ----------      ----------
Increase (decrease) in net assets resulting from
  principal transactions                                 1,465,645           679,558        3,273,101       5,477,879
                                                       -----------       -----------       ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,500,614         1,120,476        3,345,341       5,632,693

NET ASSETS:
   Beginning of year                                     4,496,787        10,740,623               --              --
                                                       -----------       -----------       ----------      ----------
   End of year                                         $ 5,997,401       $11,861,099       $3,345,341      $5,632,693
                                                       ===========       ===========       ==========      ==========

                            See accompanying notes.

                                   VL-R - 15

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                Divisions
                         -                           ---------------------------------------------------------------
                                                                                         Putnam VT
                                                                          Putnam VT    International
                                                         Putnam VT       Growth and     Growth and   Putnam VT Small
                                                     Diversified Income Income Fund -  Income Fund - Cap Value Fund -
                                                      Fund - Class IB     Class IB       Class IB        Class IB
                                                     ------------------ -------------  ------------- ----------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                        $     521,219    $     174,489  $     16,006     $   (2,329)
   Net realized gain (loss) on investments                     7,959           56,535       832,150         40,626
   Capital gain distributions from mutual funds                   --               --            --         27,814
   Net change in unrealized appreciation
     (depreciation) of investments                          (309,930)         554,254      (174,121)       (44,028)
                                                       -------------    -------------  ------------     ----------
Increase (decrease) in net assets resulting from
  operations                                                 219,248          785,278       674,035         22,083
                                                       -------------    -------------  ------------     ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                            1,577,522        3,438,858     1,014,354         13,055
   Net transfers from (to) other Divisions or fixed
     rate option                                           1,659,872         (560,471)     (410,506)       (84,872)
   Internal rollovers                                             --            8,146         1,917             --
   Cost of insurance and other charges                      (313,379)      (1,521,031)     (484,971)       (11,302)
   Administrative charges                                   (116,359)        (202,586)      (45,536)            --
   Policy loans                                               31,448          (14,161)      (29,252)           899
   Death Benefits                                             (4,347)        (125,411)      (35,218)            --
   Withdrawals                                              (133,390)        (495,300)     (462,336)       (20,216)
                                                       -------------    -------------  ------------     ----------
Increase (decrease) in net assets resulting from
  principal transactions                                   2,701,367          528,044      (451,548)      (102,436)
                                                       -------------    -------------  ------------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    2,920,615        1,313,322       222,487        (80,353)

NET ASSETS:
   Beginning of year                                       7,533,338       18,083,618     5,485,424        497,060
                                                       -------------    -------------  ------------     ----------
   End of year                                         $  10,453,953    $  19,396,940  $  5,707,911     $  416,707
                                                       =============    =============  ============     ==========
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                        $     517,294    $     143,454  $     30,028     $   (1,711)
   Net realized gain (loss) on investments                    26,141          (55,906)       32,665         10,858
   Capital gain distributions from mutual funds                   --               --            --             --
   Net change in unrealized appreciation
     (depreciation) of investments                           (17,044)       1,522,181       857,207         91,048
                                                       -------------    -------------  ------------     ----------
Increase (decrease) in net assets resulting from
  operations                                                 526,391        1,609,729       919,900        100,195
                                                       -------------    -------------  ------------     ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                            1,570,258        3,652,809       814,291         12,736
   Net transfers from (to) other Divisions or fixed
     rate option                                             158,434          342,034      (655,262)         3,785
   Internal rollovers                                             --               --           523             --
   Cost of insurance and other charges                      (293,089)      (1,469,258)     (518,773)       (12,817)
   Administrative charges                                   (123,547)        (217,556)      (35,336)            --
   Policy loans                                              (12,670)        (111,998)      (14,803)        (5,980)
   Death Benefits                                                 --           (3,803)           --             --
   Withdrawals                                              (161,734)        (239,555)      (88,279)        (7,874)
                                                       -------------    -------------  ------------     ----------
Increase (decrease) in net assets resulting from
  principal transactions                                   1,137,652        1,952,673      (497,639)       (10,150)
                                                       -------------    -------------  ------------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    1,664,043        3,562,402       422,261         90,045

NET ASSETS:
   Beginning of year                                       5,869,295       14,521,216     5,063,163        407,015
                                                       -------------    -------------  ------------     ----------
   End of year                                         $   7,533,338    $  18,083,618  $  5,485,424     $  497,060
                                                       =============    =============  ============     ==========

                            See accompanying notes.

                                   VL-R - 16

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                    Divisions
                                                            ---------------------------------------------------------
                                                                                                          Safeco RST
                                                             Putnam VT     Putnam VT                        Growth
                                                            Vista Fund - Voyager Fund - Safeco RST Core  Opportunities
                                                              Class IB      Class IB    Equity Portfolio   Portfolio
                                                            ------------ -------------- ---------------- -------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                              $    (800)    $     (607)    $        --     $        --
   Net realized gain (loss) on investments                       6,358         (1,756)             --              --
   Capital gain distributions from mutual funds                     --             --              --              --
   Net change in unrealized appreciation (depreciation) of
     investments                                                 7,457         24,381              --              --
                                                             ---------     ----------     -----------     -----------
Increase (decrease) in net assets resulting from operations     13,015         22,018              --              --
                                                             ---------     ----------     -----------     -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                  3,465          9,781              --              --
   Net transfers from (to) other Divisions or fixed rate
     option                                                     39,842         75,160              --              --
   Internal rollovers                                               --             --              --              --
   Cost of insurance and other charges                          (1,946)       (18,351)             --              --
   Administrative charges                                           --             --              --              --
   Policy loans                                                    178         (1,170)             --              --
   Death Benefits                                                   --             --              --              --
   Withdrawals                                                 (33,521)       (17,859)             --              --
                                                             ---------     ----------     -----------     -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                   8,018         47,561              --              --
                                                             ---------     ----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         21,033         69,579              --              --

NET ASSETS:
   Beginning of year                                            84,219        330,363              --              --
                                                             ---------     ----------     -----------     -----------
   End of year                                               $ 105,252     $  399,942     $        --     $        --
                                                             =========     ==========     ===========     ===========
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                              $    (582)    $   (1,615)    $    14,322     $   (35,015)
   Net realized gain (loss) on investments                        (433)        (5,058)        258,706       1,154,898
   Capital gain distributions from mutual funds                     --             --              --              --
   Net change in unrealized appreciation (depreciation) of
     investments                                                13,691         19,350        (128,898)       (244,287)
                                                             ---------     ----------     -----------     -----------
Increase (decrease) in net assets resulting from operations     12,676         12,677         144,130         875,596
                                                             ---------     ----------     -----------     -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                  1,897          6,693         465,219         809,051
   Net transfers from (to) other Divisions or fixed rate
     option                                                      2,751         67,851      (3,365,906)     (5,863,505)
   Internal rollovers                                               --             --              --              --
   Cost of insurance and other charges                          (1,917)       (17,531)       (302,345)       (523,246)
   Administrative charges                                           --             --         (17,577)        (33,179)
   Policy loans                                                 (3,773)        (6,102)         (8,834)       (130,912)
   Death Benefits                                                   --             --            (118)           (180)
   Withdrawals                                                    (501)            --         (71,137)       (162,639)
                                                             ---------     ----------     -----------     -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                  (1,543)        50,911      (3,300,698)     (5,904,610)
                                                             ---------     ----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         11,133         63,588      (3,156,568)     (5,029,014)

NET ASSETS:
   Beginning of year                                            73,086        266,775       3,156,568       5,029,014
                                                             ---------     ----------     -----------     -----------
   End of year                                               $  84,219     $  330,363     $        --     $        --
                                                             =========     ==========     ===========     ===========

                            See accompanying notes.

                                   VL-R - 17

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                      Divisions
                                                     ---------------------------------------------------------------------------
                                                                                             SunAmerica -
                                                       Scudder VIT       SunAmerica -         SunAmerica
                                                     Equity 500 Index  Aggressive Growth       Balanced        UIF Equity Growth
                                                      Fund - Class A  Portfolio - Class 1 Portfolio - Class 1 Portfolio - Class I
                                                     ---------------- ------------------- ------------------- -------------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                          $    175          $  (5,020)          $  16,832         $     (8,456)
   Net realized gain (loss) on investments                  1,229             16,108              12,207              (86,301)
   Capital gain distributions from mutual funds                --                 --                  --                   --
   Net change in unrealized appreciation
     (depreciation) of investments                         (1,251)            42,956             (15,953)             634,286
                                                         --------          ---------           ---------         ------------
Increase (decrease) in net assets resulting from
  operations                                                  153             54,044              13,086              539,529
                                                         --------          ---------           ---------         ------------
PRINCIPAL TRANSACTIONS:
   Net premiums                                             1,301            225,240             358,484              694,494
   Net transfers from (to) other Divisions or fixed
     rate option                                              (78)           326,503              56,742              (94,748)
   Internal rollovers                                          --                213                  39                1,000
   Cost of insurance and other charges                     (1,538)          (112,221)           (166,972)            (417,067)
   Administrative charges                                      --            (10,762)            (17,676)             (22,342)
   Policy loans                                                --                (65)             (2,910)             (17,586)
   Death Benefits                                              --               (662)             (1,000)                (149)
   Withdrawals                                            (18,687)           (14,442)             (9,313)            (171,302)
                                                         --------          ---------           ---------         ------------
Increase (decrease) in net assets resulting from
  principal transactions                                  (19,002)           413,804             217,394              (27,700)
                                                         --------          ---------           ---------         ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (18,849)           467,848             230,480              511,829

NET ASSETS:
   Beginning of year                                       18,849            515,194             734,162            3,715,187
                                                         --------          ---------           ---------         ------------
   End of year                                           $     --          $ 983,042           $ 964,642         $  4,227,016
                                                         ========          =========           =========         ============
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                          $     55          $  (2,504)          $   5,922         $    (20,326)
   Net realized gain (loss) on investments                   (110)             7,078               2,574             (366,107)
   Capital gain distributions from mutual funds                --                 --                  --                   --
   Net change in unrealized appreciation
     (depreciation) of investments                          1,752             59,599              30,488              618,080
                                                         --------          ---------           ---------         ------------
Increase (decrease) in net assets resulting from
  operations                                                1,697             64,173              38,984              231,647
                                                         --------          ---------           ---------         ------------
PRINCIPAL TRANSACTIONS:
   Net premiums                                             3,902            155,581             315,273              745,909
   Net transfers from (to) other Divisions or fixed
     rate option                                               (1)           135,233             172,538             (322,697)
   Internal rollovers                                          --                 --                  --                   --
   Cost of insurance and other charges                     (2,197)           (67,546)           (122,587)            (450,162)
   Administrative charges                                      --             (7,525)            (14,790)             (23,465)
   Policy loans                                                --             (3,259)             (4,727)             (59,432)
   Death Benefits                                              --               (209)                 --                   --
   Withdrawals                                                 --             (5,210)            (11,795)            (172,684)
                                                         --------          ---------           ---------         ------------
Increase (decrease) in net assets resulting from
  principal transactions                                    1,704            207,065             333,912             (282,531)
                                                         --------          ---------           ---------         ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     3,401            271,238             372,896              (50,884)

NET ASSETS:
   Beginning of year                                       15,448            243,956             361,266            3,766,071
                                                         --------          ---------           ---------         ------------
   End of year                                           $ 18,849          $ 515,194           $ 734,162         $  3,715,187
                                                         ========          =========           =========         ============

                            See accompanying notes.

                                   VL-R - 18

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                         Divisions
                                                            -------------------------------------------------------------------
                                                                                VALIC Company I VALIC Company I VALIC Company I
                                                              UIF High Yield    - International - Mid Cap Index - Money Market I
                                                            Portfolio - Class I  Equities Fund       Fund             Fund
                                                            ------------------- --------------- --------------- ----------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                                $    153,902      $     21,987    $      48,106    $    607,594
   Net realized gain (loss) on investments                            5,396            78,643          588,951              --
   Capital gain distributions from mutual funds                          --                --          621,832              --
   Net change in unrealized appreciation (depreciation)
     of investments                                                (157,984)          218,823          427,603              --
                                                               ------------      ------------    -------------    ------------
Increase (decrease) in net assets resulting from operations           1,314           319,453        1,686,492         607,594
                                                               ------------      ------------    -------------    ------------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                     206,936           351,191        2,272,779      17,116,521
   Net transfers from (to) other Divisions or fixed rate
     option                                                         586,384            70,268         (745,112)    (19,178,710)
   Internal rollovers                                                    --                --            5,120       1,098,428
   Cost of insurance and other charges                             (241,844)         (188,014)      (1,247,061)     (4,883,470)
   Administrative charges                                            (7,889)          (15,612)         (96,609)       (783,880)
   Policy loans                                                      (3,334)          (11,642)         (83,694)       (371,088)
   Death Benefits                                                        --                --          (13,524)       (430,069)
   Withdrawals                                                     (100,226)          (99,036)        (585,039)     (3,166,246)
                                                               ------------      ------------    -------------    ------------
Increase (decrease) in net assets resulting from principal
  transactions                                                      440,027           107,155         (493,140)    (10,598,514)
                                                               ------------      ------------    -------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             441,341           426,608        1,193,352      (9,990,920)

NET ASSETS:
   Beginning of year                                              1,737,699         1,922,539       15,462,371      34,546,113
                                                               ------------      ------------    -------------    ------------
   End of year                                                 $  2,179,040      $  2,349,147    $  16,655,723    $ 24,555,193
                                                               ============      ============    =============    ============
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                                $     92,657      $     12,125    $      18,461    $     36,933
   Net realized gain (loss) on investments                          (82,802)           12,197           63,445              --
   Capital gain distributions from mutual funds                          --                --          261,970              --
   Net change in unrealized appreciation (depreciation)
     of investments                                                 133,762           260,211        1,692,164              --
                                                               ------------      ------------    -------------    ------------
Increase (decrease) in net assets resulting from operations         143,617           284,533        2,036,040          36,933
                                                               ------------      ------------    -------------    ------------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                     257,386           350,831        2,310,297      30,715,615
   Net transfers from (to) other Divisions or fixed rate
     option                                                        (178,468)          215,122          241,756     (28,049,796)
   Internal rollovers                                                    --                --               --       3,612,767
   Cost of insurance and other charges                             (149,087)         (167,435)      (1,277,626)     (5,543,294)
   Administrative charges                                           (10,498)          (14,589)         (96,438)     (1,337,054)
   Policy loans                                                      (5,135)          (10,416)         (77,821)        287,668
   Death Benefits                                                      (419)             (925)          (8,757)        (36,055)
   Withdrawals                                                     (131,869)         (589,023)      (1,063,250)     (1,818,349)
                                                               ------------      ------------    -------------    ------------
Increase (decrease) in net assets resulting from principal
  transactions                                                     (218,090)         (216,435)          28,161      (2,168,498)
                                                               ------------      ------------    -------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (74,473)           68,098        2,064,201      (2,131,565)

NET ASSETS:
   Beginning of year                                              1,812,172         1,854,441       13,398,170      36,677,678
                                                               ------------      ------------    -------------    ------------
   End of year                                                 $  1,737,699      $  1,922,539    $  15,462,371    $ 34,546,113
                                                               ============      ============    =============    ============

                            See accompanying notes.

                                   VL-R - 19

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                        Divisions
                                                            ----------------------------------------------------------------
                                                            VALIC Company I VALIC Company I  VALIC Company I  VALIC Company I
                                                             - Nasdaq-100     - Science &   - Small Cap Index  - Stock Index
                                                              Index Fund    Technology Fund       Fund             Fund
                                                            --------------- --------------- ----------------- ---------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                              $    (21,652)   $     (7,801)    $     12,758     $     304,763
   Net realized gain (loss) on investments                        115,488          18,618          204,788           586,994
   Capital gain distributions from mutual funds                        --              --          174,783           768,036
   Net change in unrealized appreciation (depreciation)
     of investments                                               (59,210)         12,012         (197,125)         (277,470)
                                                             ------------    ------------     ------------     -------------
Increase (decrease) in net assets resulting from operations        34,626          22,829          195,204         1,382,323
                                                             ------------    ------------     ------------     -------------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                   927,826         221,668          975,307         4,361,641
   Net transfers from (to) other Divisions or fixed rate
     option                                                       164,340           8,209          297,440        (1,341,502)
   Internal rollovers                                                  94             221            5,569             3,312
   Cost of insurance and other charges                           (422,008)       (195,541)        (397,032)       (3,220,274)
   Administrative charges                                         (44,965)        (10,996)         (46,314)         (184,068)
   Policy loans                                                       115          (6,853)         (31,584)         (582,095)
   Death Benefits                                                    (989)             --          (59,325)          (70,939)
   Withdrawals                                                    (68,250)        (21,524)        (220,122)       (1,946,452)
                                                             ------------    ------------     ------------     -------------
Increase (decrease) in net assets resulting from principal
  transactions                                                    556,163          (4,816)         523,939        (2,980,377)
                                                             ------------    ------------     ------------     -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           590,789          18,013          719,143        (1,598,054)

NET ASSETS:
   Beginning of year                                            3,660,914       1,238,072        4,939,969        38,879,447
                                                             ------------    ------------     ------------     -------------
   End of year                                               $  4,251,703    $  1,256,085     $  5,659,112     $  37,281,393
                                                             ============    ============     ============     =============
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                              $     (2,879)   $     (7,500)    $      6,973     $     351,779
   Net realized gain (loss) on investments                         14,891         (18,283)         104,457        (1,394,158)
   Capital gain distributions from mutual funds                        --              --               --           528,082
   Net change in unrealized appreciation (depreciation)
     of investments                                               286,502          42,141          559,064         3,691,151
                                                             ------------    ------------     ------------     -------------
Increase (decrease) in net assets resulting from operations       298,514          16,358          670,494         3,176,854
                                                             ------------    ------------     ------------     -------------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                   717,683         258,685          896,293         8,057,419
   Net transfers from (to) other Divisions or fixed rate
     option                                                       189,378         253,735          228,512        (9,837,544)
   Internal rollovers                                                  --              --               --                --
   Cost of insurance and other charges                           (373,262)       (178,049)        (340,399)       (3,622,858)
   Administrative charges                                         (33,515)        (12,547)         (40,272)         (346,012)
   Policy loans                                                   (38,145)        (11,499)         (86,800)         (428,055)
   Death Benefits                                                      --              --               --              (150)
   Withdrawals                                                    (43,092)        (15,658)         (37,241)       (2,087,642)
                                                             ------------    ------------     ------------     -------------
Increase (decrease) in net assets resulting from principal
  transactions                                                    419,047         294,667          620,093        (8,264,842)
                                                             ------------    ------------     ------------     -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           717,561         311,025        1,290,587        (5,087,988)

NET ASSETS:
   Beginning of year                                            2,943,353         927,047        3,649,382        43,967,435
                                                             ------------    ------------     ------------     -------------
   End of year                                               $  3,660,914    $  1,238,072     $  4,939,969     $  38,879,447
                                                             ============    ============     ============     =============

                            See accompanying notes.

                                   VL-R - 20

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                     Divisions
                                                     -------------------------------------------------------------------------
                                                                                               Van Kampen LIT
                                                       Van Kampen LIT      Van Kampen LIT        Growth and      Vanguard VIF
                                                       Emerging Growth       Government      Income Portfolio - High Yield Bond
                                                     Portfolio - Class I Portfolio - Class I      Class I          Portfolio
                                                     ------------------- ------------------- ------------------ ---------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                           $    (265)         $    5,663        $      29,313      $   347,062
   Net realized gain (loss) on investments                     (422)             (1,549)             677,302          174,975
   Capital gain distributions from mutual funds                  --                  --              198,372               --
   Net change in unrealized appreciation
     (depreciation) of investments                            4,451                 601              (91,197)        (428,929)
                                                          ---------          ----------        -------------      -----------
Increase (decrease) in net assets resulting from
  operations                                                  3,764               4,715              813,790           93,108
                                                          ---------          ----------        -------------      -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                               4,642              21,122            2,269,518        1,180,630
   Net transfers from (to) other Divisions or fixed
     rate option                                               (143)                604            2,361,781       (2,484,746)
   Internal rollovers                                            --                  --                  953            4,044
   Cost of insurance and other charges                       (2,594)            (26,599)            (646,241)        (566,909)
   Administrative charges                                        --                  --             (108,511)         (54,835)
   Policy loans                                                 470                 692              (67,443)         (30,986)
   Death Benefits                                                --                  --               (3,873)            (627)
   Withdrawals                                               (5,161)            (18,386)            (236,813)        (117,978)
                                                          ---------          ----------        -------------      -----------
Increase (decrease) in net assets resulting from
  principal transactions                                     (2,786)            (22,567)           3,569,371       (2,071,407)
                                                          ---------          ----------        -------------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         978             (17,852)           4,383,161       (1,978,299)

NET ASSETS:
   Beginning of year                                         56,964             178,108            5,656,144        7,207,378
                                                          ---------          ----------        -------------      -----------
   End of year                                            $  57,942          $  160,256        $  10,039,305      $ 5,229,079
                                                          =========          ==========        =============      ===========
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                           $    (434)         $    7,002        $      10,127      $   282,963
   Net realized gain (loss) on investments                   (2,236)               (866)              51,123           94,067
   Capital gain distributions from mutual funds                  --                  --                   --               --
   Net change in unrealized appreciation
     (depreciation) of investments                            5,913                (347)             589,542           70,046
                                                          ---------          ----------        -------------      -----------
Increase (decrease) in net assets resulting from
  operations                                                  3,243               5,789              650,792          447,076
                                                          ---------          ----------        -------------      -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                               7,310               5,034            1,172,509        1,796,629
   Net transfers from (to) other Divisions or fixed
     rate option                                               (292)             31,808              854,019        1,437,341
   Internal rollovers                                            --                  --                  837               --
   Cost of insurance and other charges                       (2,859)            (25,194)            (570,947)        (602,432)
   Administrative charges                                        --                  --              (52,766)         (88,902)
   Policy loans                                              (8,306)             (1,542)             (51,964)          11,314
   Death Benefits                                                --                  --                 (420)             (60)
   Withdrawals                                               (1,525)             (1,011)            (166,284)         (88,119)
                                                          ---------          ----------        -------------      -----------
Increase (decrease) in net assets resulting from
  principal transactions                                     (5,672)              9,095            1,184,984        2,465,771
                                                          ---------          ----------        -------------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (2,429)             14,884            1,835,776        2,912,847

NET ASSETS:
   Beginning of year                                         59,393             163,224            3,820,368        4,294,531
                                                          ---------          ----------        -------------      -----------
   End of year                                            $  56,964          $  178,108        $   5,656,144      $ 7,207,378
                                                          =========          ==========        =============      ===========

                            See accompanying notes.

                                   VL-R - 21

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                            Divisions
                                                                        -----------------
                                                                        Vanguard VIF REIT
                                                                         Index Portfolio
                                                                        -----------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                                           $     208,129
   Net realized gain (loss) on investments                                      988,405
   Capital gain distributions from mutual funds                                 621,997
   Net change in unrealized appreciation (depreciation) of investments         (698,326)
                                                                          -------------
Increase (decrease) in net assets resulting from operations                   1,120,205
                                                                          -------------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                               2,272,609
   Net transfers from (to) other Divisions or fixed rate option                (403,002)
   Internal rollovers                                                               837
   Cost of insurance and other charges                                         (995,647)
   Administrative charges                                                      (107,936)
   Policy loans                                                                 (61,621)
   Death Benefits                                                                (2,224)
   Withdrawals                                                                 (373,730)
                                                                          -------------
Increase (decrease) in net assets resulting from principal transactions         329,286
                                                                          -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       1,449,491

NET ASSETS:
   Beginning of year                                                         10,602,996
                                                                          -------------
   End of year                                                            $  12,052,487
                                                                          =============
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                                           $     147,065
   Net realized gain (loss) on investments                                      151,782
   Capital gain distributions from mutual funds                                 133,973
   Net change in unrealized appreciation (depreciation) of investments        1,752,276
                                                                          -------------
Increase (decrease) in net assets resulting from operations                   2,185,096
                                                                          -------------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                               2,016,307
   Net transfers from (to) other Divisions or fixed rate option               1,385,398
   Internal rollovers                                                               785
   Cost of insurance and other charges                                         (818,723)
   Administrative charges                                                       (92,824)
   Policy loans                                                                 (62,371)
   Death Benefits                                                                (3,902)
   Withdrawals                                                                 (104,916)
                                                                          -------------
Increase (decrease) in net assets resulting from principal transactions       2,319,754
                                                                          -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       4,504,850

NET ASSETS:
   Beginning of year                                                          6,098,146
                                                                          -------------
   End of year                                                            $  10,602,996
                                                                          =============

                            See accompanying notes.

                                   VL-R - 22

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS

Note A - Organization

Separate Account VL-R (the "Separate Account") was established by resolution of the Board of Directors of American General Life Insurance Company (the "Company") on May 6, 1997 to fund variable universal life insurance policies issued by the Company. The following products are included in the Separate
Account: AG Legacy Plus, Corporate America, Legacy Plus, Platinum Investor I, Platinum Investor II, Platinum Investor III, Platinum Investor IV, Platinum Investor FlexDirector, Platinum Investor PLUS, Platinum Investor Survivor, Platinum Investor Survivor II and The One VUL Solution. Of the products listed, Legacy Plus, Platinum Investor I, Platinum Investor Survivor and The One VUL Solution are no longer offered for sale. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account is divided into "Divisions", which invest in independently managed mutual fund portfolios ("Funds"). The Funds available to policy owners through the various Divisions are as follows:

AIM Variable Insurance Funds ("AIM V.I."):                      Goldman Sachs Variable Insurance Trust:
   AIM V.I. International Growth Fund - Series I                   Goldman Sachs Capital Growth Fund
   AIM V.I. Premier Equity Fund - Series I
                                                                Janus Aspen Series:
                                                                   Janus Aspen Series International Growth Portfolio -
The Alger American Fund:                                            Service Shares
   Alger American Leveraged AllCap Portfolio - Class O             Janus Aspen Series Mid Cap Growth Portfolio -
    Shares                                                          Service Shares
   Alger American MidCap Growth Portfolio - Class O                Janus Aspen Series Worldwide Growth Portfolio -
    Shares                                                          Service Shares

American Century Variable Portfolios, Inc. ("American
 Century VP"):                                                  J.P. Morgan Series Trust II:
   American Century VP Value Fund - Class I                        JPMorgan Mid Cap Value Portfolio
                                                                   JPMorgan Small Company Portfolio
Credit Suisse Trust ("Credit Suisse"):
   Credit Suisse Small Cap Growth Portfolio                     MFS(R) Variable Insurance Trust (SM) ("MFS(R) VIT"):
                                                                   MFS(R) VIT Capital Opportunities Series - Initial Class
Dreyfus Investment Portfolios ("Dreyfus IP"):                      MFS(R) VIT Emerging Growth Series - Initial Class
   Dreyfus IP MidCap Stock Portfolio - Initial shares              MFS(R) VIT New Discovery Series - Initial Class
                                                                   MFS(R) VIT Research Series - Initial Class
Dreyfus Variable Investment Fund ("Dreyfus VIF"):                  MFS(R) VIT Total Return Series - Initial Class
   Dreyfus VIF Developing Leaders Portfolio - Initial
    shares                                                      Neuberger Berman Advisers Management Trust
   Dreyfus VIF Quality Bond Portfolio - Initial shares           ("Neuberger Berman AMT"):
                                                                   Neuberger Berman AMT Mid-Cap Growth Portfolio -
                                                                    Class I
Fidelity(R) Variable Insurance Products ("Fidelity VIP"):          Neuberger Berman AMT Partners Portfolio - Class I
   Fidelity(R) VIP Asset Manager(SM) Portfolio - Service
    Class 2                                                     Oppenheimer Variable Account Funds:
   Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2       Oppenheimer Balanced Fund/VA - Non-Service
   Fidelity(R) VIP Equity-Income Portfolio - Service Class 2        Shares (1)
   Fidelity(R) VIP Growth Portfolio - Service Class 2              Oppenheimer Global Securities Fund/VA -
   Fidelity(R) VIP Mid Cap Portfolio - Service Class 2              Non-Service Shares
                                                                   Oppenheimer High Income Fund/VA - Non-Service
                                                                    Shares
Franklin Templeton Variable Insurance Products Trust
 ("Franklin Templeton"):                                        PIMCO Variable Insurance Trust ("PIMCO VIT"):
   Franklin Templeton - Franklin Small Cap Value                   PIMCO VIT Real Return Portfolio - Administrative
    Securities Fund - Class 2                                       Class
   Franklin Templeton - Franklin Small-Mid Cap Growth              PIMCO VIT Short-Term Portfolio - Administrative
    Securities Fund - Class 2 (3)                                   Class
   Franklin Templeton - Franklin U.S. Government Fund -            PIMCO VIT Total Return Portfolio - Administrative
    Class 2                                                         Class
   Franklin Templeton - Mutual Shares Securities Fund -
    Class 2                                                     Pioneer Variable Contracts Trust:
   Franklin Templeton - Templeton Foreign Securities               Pioneer Fund VCT Portfolio - Class I (2)
    Fund - Class 2                                                 Pioneer Growth Opportunities VCT Portfolio - Class I (2)


                                   VL-R - 23

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

Putnam Variable Trust ("Putnam VT"):                            The Universal Institutional Funds, Inc. ("UIF"):
   Putnam VT Diversified Income Fund - Class IB                    UIF Equity Growth Portfolio - Class I
   Putnam VT Growth and Income Fund - Class IB                     UIF High Yield Portfolio - Class I
   Putnam VT International Growth and Income Fund - Class IB
   Putnam VT Small Cap Value Fund - Class IB                    VALIC Company I:
   Putnam VT Vista Fund - Class IB                                 VALIC Company I - International Equities Fund
   Putnam VT Voyager Fund - Class IB                               VALIC Company I - Mid Cap Index Fund
                                                                   VALIC Company I - Money Market I Fund
Safeco Resource Series Trust ("Safeco RST"):                       VALIC Company I - Nasdaq-100(R) Index Fund
   Safeco RST Core Equity Portfolio (2)                            VALIC Company I - Science & Technology Fund
   Safeco RST Growth Opportunities Portfolio (2)                   VALIC Company I - Small Cap Index Fund
                                                                   VALIC Company I - Stock Index Fund
Scudder Investments VIT Funds:
   Scudder VIT EAFE(R) Equity Index Fund - Class A (4)          Van Kampen Life Investment Trust ("Van Kampen LIT"):
   Scudder VIT Equity 500 Index Fund - Class A                     Van Kampen LIT Emerging Growth Portfolio - Class I
                                                                   Van Kampen LIT Government Portfolio - Class I
SunAmerica Series Trust ("SunAmerica"):                            Van Kampen LIT Growth and Income Portfolio - Class I
   SunAmerica - Aggressive Growth Portfolio - Class 1
   SunAmerica - SunAmerica Balanced Portfolio - Class 1         Vanguard(R) Variable Insurance Fund ("Vanguard VIF"):
                                                                   Vanguard(R) VIF High Yield Bond Portfolio
                                                                   Vanguard(R) VIF REIT Index Portfolio

(1) Effective May 1, 2004, Oppenheimer Multiple Strategies Fund/VA changed its name to Oppenheimer Balanced Fund/VA - Non-Service Shares.
(2) Effective December 10, 2004, Safeco RST Core Equity Portfolio and Safeco RST Growth Opportunities Portfolio were reorganized into Pioneer Fund VCT Portfolio - Class I and Pioneer Growth Opportunities VCT Portfolio - Class I, respectively. Policy owners invested in either of the Pioneer portfolios on December 10, 2004 are the only ones who may continue to use these portfolios.
(3) Effective May 1, 2005, Franklin Templeton - Franklin Small Cap Fund - Class 2 changed its name to Franklin Templeton - Franklin Small-Mid Cap Growth Securities Fund - Class 2.
(4) Effective February 17, 2005, Scudder Investment VIT EAFE Equity Index Fund
    - Class A is no longer an investment option.

AIG SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to SunAmerica Series Trust.

The Variable Annuity Life Insurance Company, an affiliate of the Company, serves as the investment advisor to VALIC Company I.

In addition to the Divisions above, policy owners may allocate funds to a fixed account that is part of the Company's general account. Policy owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Separate Account are segregated from the Company's other assets. The operations of the Separate Account are part of the Company.

Net premiums from the policies are allocated to the Divisions and invested in the Funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statement of Changes in Net Assets.

                                   VL-R - 24

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note B - Summary of Significant Accounting Policies and Basis of Presentation

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Separate Account and the methods of applying those principles are presented below.

Changes in presentation - Certain items have been reclassified to conform to the current period's presentation.

Use of estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

Security valuation - The investments in shares of the Funds are stated at the net asset value of the respective portfolio as determined by the fund, which value their securities at fair value.

Security transactions and related investment income - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

Policy loans - When a policy loan is made, the loan amount is transferred to the Company from the policy owner's selected investment Division(s), and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Division(s), after they are first used to repay all loans taken from the declared fixed interest account option.

Federal income taxes - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

Accumulation unit - This is a measuring unit used to calculate the policy owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

Note C - Policy Charges

Deductions from premium payments - Certain jurisdictions require that a deduction be made from each premium payment for premium taxes. The amount of such deduction currently ranges from 0% to 3.5%. For Corporate America policies, the Company deducts from each premium payment a charge to cover costs associated with the issuance of the policy, administrative services the Company performs and a premium tax that is applicable to the Company in the state or other jurisdiction of the policy owner. The amount the Company deducts in policy year 1 through 7 is 9% up to the "target premium" and 5% on any premium amounts in excess of the target premium. The amount the Company deducts in year 8 and thereafter is 5% of all premium payments. The target premium is an amount of premium that is approximately equal to the seven-pay premium, which is the maximum amount of premium that may be paid without the policy becoming a modified endowment contract.

For other policies offered through the Separate Account (except for Corporate America, AG Legacy Plus, and Legacy Plus), the following premium expense charge may be deducted from each after-tax premium payment, prior to allocation to the Separate Account.

                                   VL-R - 25

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note C - Policy Charges - Continued

                                        Current
                                    Premium Expense
     Policies                           Charge
     ------------------------------ ---------------
     Platinum Investor I and II          2.50%
     Platinum Investor III               5.00%
     Platinum Investor IV                5.00%
     Platinum Investor FlexDirector      5.00%
     Platinum Investor PLUS              5.00%
     Platinum Investor Survivor          6.50%
     Platinum Investor Survivor II       5.00%

Mortality and expense risk and administrative charges - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Divisions. A summary of these charges by policy follows:

                                                                         First Reduction in        Second Reduction in
                                                      Mortality and        Mortality and              Mortality and
                                                     Expense Risk and     Expense Risk and  After   Expense Risk and   After
                                                  Administrative Charges   Administrative   Policy   Administrative    Policy
     Policies                                      Current Annual Rate      Charges Rate     Year     Charges Rate      Year
     -------------------------------------------- ---------------------- ------------------ ------ ------------------- ------
     AG Legacy Plus                                        0.75%                0.10%         10          0.25%          20
     Corporate America                                     0.35%                0.10%         10          0.10%          20
     Corporate America (reduced surrender charge)          0.65%                0.25%         10          0.25%          20
     Legacy Plus                                           0.75%                0.25%         10          0.25%          20
     Platinum Investor I and II                            0.75%                0.25%         10          0.25%          20
     Platinum Investor III                                 0.70%                0.25%         10          0.35%          20
     Platinum Investor IV                                  0.70%                0.35%         10          0.35%          20
     Platinum Investor FlexDirector                        0.70%                0.25%         10          0.35%          20
     Platinum Investor PLUS                                0.70%                0.25%         10          0.35%          20
     Platinum Investor Survivor                            0.40%                0.20%         10          0.10%          30
     Platinum Investor Survivor II                         0.75%                0.25%         15          0.35%          30

Monthly administrative and expense charges - Monthly administrative charges are paid to the Company for the administrative services provided under the current policies. The Company may charge a maximum fee of $12 for the monthly administrative charge. The Company may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of your policy. The monthly expense charge is applied only against each $1,000 of base coverage. This charge varies according to the ages, gender and the premium classes of both of the contingent insurers, as well as the amount of coverage. The monthly administrative and expense charges are paid by redemption of units outstanding. Monthly administrative charges are included with cost of insurance and the monthly expense charges are included with administrative charges in the Statement of Changes in Net Assets under principal transactions.

Cost of insurance charge - Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charges are paid by redemption of units outstanding. Cost of insurance charges are included in the Statement of Changes in Net Assets under principal transactions.

Optional rider charges - Monthly charges are deducted, if the policy owner selects additional benefit riders for certain policies. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are paid by redemption of units outstanding. Optional rider charges are included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

                                   VL-R - 26

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note C - Policy Charges - Continued

Transfer charges - The Company reserves the right to charge a $25 transfer fee for each transfer in excess of 12 during the policy year. Transfer requests are subject to the Company's published rules concerning market timing. A policy owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net transfers from (to) other divisions or fixed rate option in the Statement of Changes in Net Assets under principal transactions.

Surrender charge - A surrender charge may be applicable to certain withdrawal amounts and is payable to the Company. The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. For partial surrender, the Company may charge a maximum transaction fee per policy equal to the lesser of 2% of the amount withdrawn or $25. Currently, a $10 transaction fee per policy is charged for each partial surrender. The surrender and partial withdrawal charges are paid by redemption of units outstanding. Surrender and partial withdrawal charges are included with withdrawals in the Statement of Changes in Net Assets under principal transaction.

Policy loan - A loan may be requested against the policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to the Company for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

                                   VL-R - 27

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales

For the year ended December 31, 2005, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                               Cost of   Proceeds from
Divisions                                                                     Purchases      Sales
---------------------------------------------------------------------------- ----------- -------------
AIM V.I. International Growth Fund - Series I                                $ 2,461,438 $  3,282,584
AIM V.I. Premier Equity Fund - Series I                                        1,364,684    2,256,772
Alger American Leveraged AllCap Portfolio - Class O Shares                       484,138       93,857
Alger American MidCap Growth Portfolio - Class O Shares                          506,325      112,810
American Century VP Value Fund - Class I                                       6,409,730    5,116,907
Credit Suisse Small Cap Growth Portfolio                                       1,322,302    1,648,535
Dreyfus IP MidCap Stock Portfolio - Initial shares                             1,229,495      841,908
Dreyfus VIF Developing Leaders Portfolio - Initial shares                      1,475,477    2,183,784
Dreyfus VIF Quality Bond Portfolio - Initial shares                            1,304,763    1,184,697
Fidelity VIP Asset Manager Portfolio - Service Class 2                           904,935      618,235
Fidelity VIP Contrafund Portfolio - Service Class 2                           10,300,165    4,884,794
Fidelity VIP Equity-Income Portfolio - Service Class 2                         5,148,384    5,267,790
Fidelity VIP Growth Portfolio - Service Class 2                                2,214,229    1,936,860
Fidelity VIP Mid Cap Portfolio - Service Class 2                               4,814,079    1,546,893
Franklin Templeton - Franklin Small Cap Value Securities Fund - Class 2        4,537,280    1,560,500
Franklin Templeton - Franklin Small-Mid Cap Growth Securities Fund - Class 2      32,904       59,730
Franklin Templeton - Franklin U.S. Government Fund - Class 2                   6,419,136    4,252,425
Franklin Templeton - Mutual Shares Securities Fund - Class 2                   1,914,835    1,053,438
Franklin Templeton - Templeton Foreign Securities Fund - Class 2               2,564,968    3,349,472
Goldman Sachs Capital Growth Fund                                                 13,045      538,654
Janus Aspen Series International Growth Portfolio - Service Shares             1,504,678      857,655
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares                     733,557      714,088
Janus Aspen Series Worldwide Growth Portfolio - Service Shares                   795,643      985,215
JPMorgan Mid Cap Value Portfolio                                               5,164,894    1,928,686
JPMorgan Small Company Portfolio                                               1,064,302      665,782
MFS VIT Capital Opportunities Series - Initial Class                             520,879      577,212
MFS VIT Emerging Growth Series - Initial Class                                 1,660,223    4,692,210
MFS VIT New Discovery Series - Initial Class                                     532,747      464,104
MFS VIT Research Series - Initial Class                                          402,273      244,352
MFS VIT Total Return Series - Initial Class                                      120,977      184,613
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                          649,677      327,618
Neuberger Berman AMT Partners Portfolio - Class I                                 60,078      102,088
Oppenheimer Balanced Fund/VA - Non-Service Shares                                701,129      411,727
Oppenheimer Global Securities Fund/VA - Non-Service Shares                     1,330,206      255,728
Oppenheimer High Income Fund/VA - Non-Service Shares                              23,010       14,181
PIMCO VIT Real Return Portfolio - Administrative Class                         4,505,085    4,981,771
PIMCO VIT Short-Term Portfolio - Administrative Class                          1,273,437    2,401,797
PIMCO VIT Total Return Portfolio - Administrative Class                       18,790,510    5,862,448
Pioneer Fund VCT Portfolio - Class I                                             283,520      545,499
Pioneer Growth Opportunities VCT Portfolio - Class I                             348,559    1,036,863
Putnam VT Diversified Income Fund - Class IB                                   3,625,758      403,166
Putnam VT Growth and Income Fund - Class IB                                    2,902,111    2,199,576
Putnam VT International Growth and Income Fund - Class IB                      2,347,358    2,782,890
Putnam VT Small Cap Value Fund - Class IB                                         44,164      121,106
Putnam VT Vista Fund - Class IB                                                   41,772       34,546
Putnam VT Voyager Fund - Class IB                                                 84,503       37,547
Scudder VIT Equity 500 Index Fund - Class A                                        1,396       20,223
SunAmerica - Aggressive Growth Portfolio - Class 1                               460,254       51,461
SunAmerica - SunAmerica Balanced Portfolio - Class 1                             330,011       95,787
UIF Equity Growth Portfolio - Class I                                            447,377      483,531
UIF High Yield Portfolio - Class I                                             1,042,592      448,661

                                   VL-R - 28

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales - Continued

For the year ended December 31, 2005, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                        Cost of   Proceeds from
 Divisions                                             Purchases      Sales
 ---------------------------------------------------- ----------- -------------
 VALIC Company I - International Equities Fund        $   503,043  $   373,889
 VALIC Company I - Mid Cap Index Fund                   3,021,347    2,844,554
 VALIC Company I - Money Market I Fund                 17,994,657   27,985,598
 VALIC Company I - Nasdaq-100 Index Fund                1,112,589      578,076
 VALIC Company I - Science & Technology Fund              303,811      316,417
 VALIC Company I - Small Cap Index Fund                 1,525,521      814,040
 VALIC Company I - Stock Index Fund                     5,193,765    7,101,359
 Van Kampen LIT Emerging Growth Portfolio - Class I         3,308        6,361
 Van Kampen LIT Government Portfolio - Class I             27,704       44,603
 Van Kampen LIT Growth and Income Portfolio - Class I   6,597,988    2,800,931
 Vanguard VIF High Yield Bond Portfolio                 2,943,156    4,667,510
 Vanguard VIF REIT Index Portfolio                      4,504,017    3,344,604

                                   VL-R - 29

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments

The following is a summary of fund shares owned as of December 31, 2005.

                                                                                  Net Asset
                                                                                  Value Per Value of Shares Cost of Shares
Divisions                                                                Shares     Share    at Fair Value       Held
----------------------------------------------------------------------- --------- --------- --------------- --------------
AIM V.I. International Growth Fund - Series I                             338,028 $  23.17   $  7,832,106    $  5,853,726
AIM V.I. Premier Equity Fund - Series I                                   574,687    22.32     12,827,011      12,052,321
Alger American Leveraged AllCap Portfolio - Class O Shares                 30,250    34.78      1,052,110         905,141
Alger American MidCap Growth Portfolio - Class O Shares                    67,070    21.90      1,468,831       1,282,493
American Century VP Value Fund - Class I                                1,823,437     8.20     14,952,182      13,879,110
Credit Suisse Small Cap Growth Portfolio                                  101,748    14.89      1,515,022       1,427,953
Dreyfus IP MidCap Stock Portfolio - Initial shares                        241,304    19.15      4,620,970       3,721,472
Dreyfus VIF Developing Leaders Portfolio - Initial shares                 270,004    43.96     11,869,378       9,471,789
Dreyfus VIF Quality Bond Portfolio - Initial shares                       717,597    11.28      8,094,498       8,238,136
Fidelity VIP Asset Manager Portfolio - Service Class 2                    350,525    14.81      5,191,276       4,770,026
Fidelity VIP Contrafund Portfolio - Service Class 2                       826,924    30.69     25,378,296      20,047,103
Fidelity VIP Equity-Income Portfolio - Service Class 2                    684,370    25.17     17,225,583      14,999,863
Fidelity VIP Growth Portfolio - Service Class 2                           370,494    33.29     12,333,732      10,749,255
Fidelity VIP Mid Cap Portfolio - Service Class 2                          144,717    34.67      5,017,356       4,409,004
Franklin Templeton - Franklin Small Cap Value Securities Fund - Class 2   265,778    16.79      4,462,420       4,138,174
Franklin Templeton - Franklin Small-Mid Cap Growth Securities Fund -
  Class 2                                                                   6,537    20.36        133,093         112,663
Franklin Templeton - Franklin U.S. Government Fund - Class 2            1,062,239    12.59     13,373,590      13,705,260
Franklin Templeton - Mutual Shares Securities Fund - Class 2              515,993    18.17      9,375,597       7,015,650
Franklin Templeton - Templeton Foreign Securities Fund - Class 2          727,923    15.62     11,370,163       8,550,980
Goldman Sachs Capital Growth Fund                                         785,193    10.68      8,385,862       7,372,265
Janus Aspen Series International Growth Portfolio - Service Shares        143,688    35.17      5,053,510       3,418,882
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares              104,183    28.41      2,959,841       2,133,416
Janus Aspen Series Worldwide Growth Portfolio - Service Shares            143,800    27.76      3,991,889       3,398,108
JPMorgan Mid Cap Value Portfolio                                          144,562    27.84      4,024,617       3,802,435
JPMorgan Small Company Portfolio                                          126,062    15.92      2,006,909       1,943,127
MFS VIT Capital Opportunities Series - Initial Class                      306,684    13.69      4,198,509       3,588,020
MFS VIT Emerging Growth Series - Initial Class                            656,914    19.13     12,566,759      10,425,321
MFS VIT New Discovery Series - Initial Class                              237,015    15.65      3,709,290       3,063,787
MFS VIT Research Series - Initial Class                                   126,613    16.41      2,077,717       1,663,719
MFS VIT Total Return Series - Initial Class                                39,638    20.69        820,117         738,000
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                   175,122    20.28      3,551,477       2,679,866
Neuberger Berman AMT Partners Portfolio - Class I                           5,175    21.41        110,794          93,192
Oppenheimer Balanced Fund/VA - Non-Service Shares                          55,544    17.07        948,128         908,218
Oppenheimer Global Securities Fund/VA - Non-Service Shares                 73,120    33.38      2,440,758       2,051,252
Oppenheimer High Income Fund/VA - Non-Service Shares                       12,484     8.44        105,366          99,440
PIMCO VIT Real Return Portfolio - Administrative Class                    972,856    12.69     12,345,540      12,270,660
PIMCO VIT Short-Term Portfolio - Administrative Class                     483,061    10.05      4,854,761       4,872,532
PIMCO VIT Total Return Portfolio - Administrative Class                 2,365,186    10.24     24,219,506      24,733,002
Pioneer Fund VCT Portfolio - Class I                                      150,014    21.55      3,232,793       3,025,481
Pioneer Growth Opportunities VCT Portfolio - Class I                      207,935    25.37      5,275,314       4,812,204
Putnam VT Diversified Income Fund - Class IB                            1,193,374     8.76     10,453,954      10,368,636
Putnam VT Growth and Income Fund - Class IB                               736,127    26.35     19,396,941      16,399,161
Putnam VT International Growth and Income Fund - Class IB                 373,554    15.28      5,707,911       4,286,624
Putnam VT Small Cap Value Fund - Class IB                                  18,173    22.93        416,707         280,545
Putnam VT Vista Fund - Class IB                                             7,550    13.94        105,252          82,609
Putnam VT Voyager Fund - Class IB                                          14,008    28.55        399,942         347,949
SunAmerica - Aggressive Growth Portfolio - Class 1                         88,723    11.08        983,041         850,057
SunAmerica - SunAmerica Balanced Portfolio - Class 1                       69,412    13.90        964,642         924,966
UIF Equity Growth Portfolio - Class I                                     267,026    15.83      4,227,017       3,471,090

                                   VL-R - 30

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments - Continued

The following is a summary of fund shares owned as of December 31, 2005.

                                                                Net Asset
                                                                Value Per Value of Shares Cost of Shares
Divisions                                              Shares     Share    at Fair Value       Held
---------------------------------------------------- ---------- --------- --------------- --------------
UIF High Yield Portfolio - Class I                      320,447  $  6.80   $  2,179,042    $  2,185,010
VALIC Company I - International Equities Fund           260,150     9.03      2,349,151       1,733,665
VALIC Company I - Mid Cap Index Fund                    731,156    22.78     16,655,723      13,211,194
VALIC Company I - Money Market I Fund                24,555,193     1.00     24,555,193      24,555,193
VALIC Company I - Nasdaq-100 Index Fund                 932,391     4.56      4,251,703       3,441,296
VALIC Company I - Science & Technology Fund             106,448    11.80      1,256,084       1,094,083
VALIC Company I - Small Cap Index Fund                  352,373    16.06      5,659,113       4,720,706
VALIC Company I - Stock Index Fund                    1,127,348    33.07     37,281,394      32,854,564
Van Kampen LIT Emerging Growth Portfolio - Class I        2,069    28.01         57,942          44,754
Van Kampen LIT Government Portfolio - Class I            17,012     9.42        160,256         161,104
Van Kampen LIT Growth and Income Portfolio - Class I    489,961    20.49     10,039,304       8,999,640
Vanguard VIF High Yield Bond Portfolio                  608,740     8.59      5,229,078       5,254,678
Vanguard VIF REIT Index Portfolio                       594,891    20.26     12,052,488       9,953,188

                                   VL-R - 31

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units

Summary of Changes in Units for the year ended December 31, 2005.

                                                           Accumulation  Accumulation  Net Increase
Divisions                                                  Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------- ------------ -------------- ------------
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                              9,348         (1,529)       7,819
   Corporate America                                              37         (2,935)      (2,898)
   Corporate America (reduced surrender charge)                1,228            (19)       1,209
   Platinum Investor I & II                                   38,436        (56,918)     (18,482)
   Platinum Investor III                                      52,170       (112,757)     (60,587)
   Platinum Investor IV                                       12,470         (1,524)      10,946
   Platinum Investor FlexDirector                                 95            (13)          82
   Platinum Investor PLUS                                      7,492         (2,000)       5,492
   Platinum Investor Survivor                                  5,150        (22,858)     (17,708)
   Platinum Investor Survivor II                                 823        (15,625)     (14,802)
AIM V.I. Premier Equity Fund - Series I
   Corporate America                                              72           (247)        (175)
   Platinum Investor I & II                                  100,946       (187,692)     (86,746)
   Platinum Investor III                                     124,273       (140,038)     (15,765)
   Platinum Investor IV                                        7,072           (865)       6,207
   Platinum Investor FlexDirector                                196            (11)         185
   Platinum Investor PLUS                                      6,234         (3,606)       2,628
   Platinum Investor Survivor                                 16,843        (24,564)      (7,721)
   Platinum Investor Survivor II                               2,313         (1,195)       1,118
Alger American Leveraged AllCap Portfolio - Class O Shares
   Platinum Investor I & II                                    7,531           (151)       7,380
   Platinum Investor III                                      22,081         (6,643)      15,438
   Platinum Investor IV                                        5,794           (408)       5,386
   Platinum Investor FlexDirector                                 96             (9)          87
   Platinum Investor PLUS                                      3,954         (1,761)       2,193
   Platinum Investor Survivor                                    144           (136)           8
   Platinum Investor Survivor II                                  66             (1)          65
Alger American MidCap Growth Portfolio - Class O Shares
   Corporate America (reduced surrender charge)                1,175             (2)       1,173
   Platinum Investor I & II                                      250           (335)         (85)
   Platinum Investor III                                      24,332         (8,737)      15,595
   Platinum Investor IV                                        4,959           (676)       4,283
   Platinum Investor FlexDirector                              1,234           (326)         908
   Platinum Investor PLUS                                      3,093         (1,696)       1,397
   Platinum Investor Survivor                                    844           (144)         700
   Platinum Investor Survivor II                               1,484           (236)       1,248
American Century VP Value Fund - Class I
   AG Legacy Plus                                              1,816         (6,571)      (4,755)
   Corporate America                                             152           (627)        (475)
   Corporate America (reduced surrender charge)                7,835           (281)       7,554
   Platinum Investor I & II                                   65,135        (34,272)      30,863
   Platinum Investor III                                     105,581       (129,287)     (23,706)
   Platinum Investor IV                                       26,500         (2,312)      24,188
   Platinum Investor FlexDirector                                 35            (19)          16
   Platinum Investor PLUS                                     24,553        (10,023)      14,530
   Platinum Investor Survivor                                  2,869        (12,940)     (10,071)
   Platinum Investor Survivor II                               7,307        (45,673)     (38,366)
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor I & II                                    5,374        (37,671)     (32,297)
   Platinum Investor III                                      35,401        (52,803)     (17,402)

                                   VL-R - 32

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2005.

                                                          Accumulation  Accumulation  Net Increase
Divisions                                                 Units Issued Units Redeemed  (Decrease)
--------------------------------------------------------- ------------ -------------- ------------
Credit Suisse Small Cap Growth Portfolio - Continued
   Platinum Investor IV                                       3,114           (398)       2,716
   Platinum Investor FlexDirector                             1,093           (101)         992
   Platinum Investor PLUS                                     4,861         (2,485)       2,376
   Platinum Investor Survivor                                   543           (173)         370
   Platinum Investor Survivor II                                723           (211)         512
Dreyfus IP MidCap Stock Portfolio - Initial shares
   Platinum Investor I & II                                  15,309        (11,330)       3,979
   Platinum Investor III                                     55,819        (33,968)      21,851
   Platinum Investor IV                                       5,274           (625)       4,649
   Platinum Investor FlexDirector                                 2             (2)          --
   Platinum Investor PLUS                                     7,675         (3,490)       4,185
   Platinum Investor Survivor                                 1,728         (4,780)      (3,052)
   Platinum Investor Survivor II                              4,012           (784)       3,228
Dreyfus VIF Developing Leaders Portfolio - Initial shares
   Corporate America                                             65         (5,678)      (5,613)
   Corporate America (reduced surrender charge)                 833             (4)         829
   Platinum Investor I & II                                  44,487        (67,776)     (23,289)
   Platinum Investor III                                    116,261       (113,424)       2,837
   Platinum Investor IV                                       5,731           (906)       4,825
   Platinum Investor FlexDirector                               503             --          503
   Platinum Investor PLUS                                    11,797         (6,828)       4,969
   Platinum Investor Survivor                                 4,497         (8,068)      (3,571)
   Platinum Investor Survivor II                              3,040        (30,390)     (27,350)
Dreyfus VIF Quality Bond Portfolio - Initial shares
   Corporate America                                             23         (4,442)      (4,419)
   Corporate America (reduced surrender charge)               4,205            (48)       4,157
   Platinum Investor I & II                                  15,154        (30,975)     (15,821)
   Platinum Investor III                                     75,734        (70,094)       5,640
   Platinum Investor IV                                       7,852           (699)       7,153
   Platinum Investor PLUS                                     8,391         (4,518)       3,873
   Platinum Investor Survivor                                 2,158         (9,432)      (7,274)
   Platinum Investor Survivor II                              3,876         (1,288)       2,588
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                               118         (2,972)      (2,854)
   Platinum Investor I & II                                   2,350        (34,154)     (31,804)
   Platinum Investor III                                     79,181        (39,978)      39,203
   Platinum Investor IV                                       3,759           (458)       3,301
   Platinum Investor FlexDirector                               741            (12)         729
   Platinum Investor PLUS                                    10,968         (4,043)       6,925
   Platinum Investor Survivor                                 1,462           (723)         739
   Platinum Investor Survivor II                              3,750         (1,538)       2,212
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                             2,298         (3,083)        (785)
   Corporate America                                            105         (1,453)      (1,348)
   Corporate America (reduced surrender charge)               4,508           (300)       4,208
   Platinum Investor I & II                                  88,166        (34,119)      54,047
   Platinum Investor III                                    397,278       (128,791)     268,487
   Platinum Investor IV                                      38,296         (3,476)      34,820
   Platinum Investor FlexDirector                             5,263            (28)       5,235
   Platinum Investor PLUS                                    85,504        (15,581)      69,923
   Platinum Investor Survivor                                17,558         (4,999)      12,559

                                   VL-R - 33

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2005.

                                                                             Accumulation  Accumulation  Net Increase
Divisions                                                                    Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------------------- ------------ -------------- ------------
Fidelity VIP Contrafund Portfolio - Service Class 2 - Continued
   Platinum Investor Survivor II                                                34,928         (8,314)       26,614
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                                                3,219         (9,652)       (6,433)
   Corporate America                                                               171        (14,885)      (14,714)
   Corporate America (reduced surrender charge)                                 13,226           (305)       12,921
   Platinum Investor I & II                                                     34,960       (107,166)      (72,206)
   Platinum Investor III                                                       191,278       (219,541)      (28,263)
   Platinum Investor IV                                                         22,978         (2,312)       20,666
   Platinum Investor FlexDirector                                                  729            (66)          663
   Platinum Investor PLUS                                                       31,194        (12,995)       18,199
   Platinum Investor Survivor                                                   13,160        (32,981)      (19,821)
   Platinum Investor Survivor II                                                13,470         (4,129)        9,341
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                                                  984         (3,159)       (2,175)
   Corporate America                                                                --         (5,424)       (5,424)
   Corporate America (reduced surrender charge)                                  8,144            (98)        8,046
   Platinum Investor I & II                                                     27,833       (144,346)     (116,513)
   Platinum Investor III                                                       296,802       (191,916)      104,886
   Platinum Investor IV                                                         20,027         (2,310)       17,717
   Platinum Investor FlexDirector                                                1,782         (4,398)       (2,616)
   Platinum Investor PLUS                                                       38,244        (17,765)       20,479
   Platinum Investor Survivor                                                    7,605        (16,974)       (9,369)
   Platinum Investor Survivor II                                                 6,304         (3,763)        2,541
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Corporate America (reduced surrender charge)                                 12,827           (165)       12,662
   Platinum Investor I & II                                                        222         (6,998)       (6,776)
   Platinum Investor III                                                       164,804        (14,515)      150,289
   Platinum Investor IV                                                         17,797         (1,901)       15,896
   Platinum Investor FlexDirector                                                  268            (33)          235
   Platinum Investor PLUS                                                        6,212         (2,292)        3,920
   Platinum Investor Survivor                                                   12,066           (214)       11,852
   Platinum Investor Survivor II                                                 9,925         (4,438)        5,487
Franklin Templeton - Franklin Small Cap Value Securities Fund - Class 2
   Corporate America (reduced surrender charge)                                  2,772            (27)        2,745
   Platinum Investor I & II                                                      2,789           (696)        2,093
   Platinum Investor III                                                       156,031        (16,334)      139,697
   Platinum Investor IV                                                         17,337         (1,360)       15,977
   Platinum Investor FlexDirector                                                  161            (39)          122
   Platinum Investor PLUS                                                       12,527         (2,882)        9,645
   Platinum Investor Survivor                                                   10,876           (632)       10,244
   Platinum Investor Survivor II                                                12,531         (4,745)        7,786
Franklin Templeton - Franklin Small-Mid Cap Growth Securities Fund - Class 2
   AG Legacy Plus                                                                  355         (4,550)       (4,195)
Franklin Templeton - Franklin U.S. Government Fund - Class 2
   Platinum Investor I & II                                                     18,671         (6,949)       11,722
   Platinum Investor III                                                       197,373        (87,246)      110,127
   Platinum Investor IV                                                          5,264           (699)        4,565
   Platinum Investor PLUS                                                        6,395         (4,605)        1,790
   Platinum Investor Survivor                                                    9,007            (49)        8,958
   Platinum Investor Survivor II                                                18,858         (8,439)       10,419

                                   VL-R - 34

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2005.

                                                                   Accumulation  Accumulation  Net Increase
Divisions                                                          Units Issued Units Redeemed  (Decrease)
------------------------------------------------------------------ ------------ -------------- ------------
Franklin Templeton - Mutual Shares Securities Fund - Class 2
   Platinum Investor I & II                                           52,199         (6,755)      45,444
   Platinum Investor III                                              52,326        (39,950)      12,376
   Platinum Investor IV                                               10,709         (1,134)       9,575
   Platinum Investor FlexDirector                                      3,326            (12)       3,314
   Platinum Investor PLUS                                             16,740         (5,462)      11,278
   Platinum Investor Survivor                                            992           (112)         880
   Platinum Investor Survivor II                                       1,210        (14,738)     (13,528)
Franklin Templeton - Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                      1,356         (3,036)      (1,680)
   Platinum Investor I & II                                           16,838        (48,205)     (31,367)
   Platinum Investor III                                              42,328        (94,391)     (52,063)
   Platinum Investor IV                                               15,235         (1,456)      13,779
   Platinum Investor FlexDirector                                      1,460            (55)       1,405
   Platinum Investor PLUS                                             16,047         (4,151)      11,896
   Platinum Investor Survivor                                            639        (14,440)     (13,801)
   Platinum Investor Survivor II                                       7,990         (3,275)       4,715
Goldman Sachs Capital Growth Fund
   Platinum Investor I & II                                               --           (713)        (713)
   Platinum Investor III                                                  --         (1,680)      (1,680)
   Platinum Investor PLUS                                                 --             (1)          (1)
   Platinum Investor Survivor                                             --        (35,970)     (35,970)
   Platinum Investor Survivor II                                          --        (15,231)     (15,231)
Janus Aspen Series International Growth Portfolio - Service Shares
   Corporate America                                                      --         (3,189)      (3,189)
   Platinum Investor I & II                                           15,049        (13,519)       1,530
   Platinum Investor III                                              62,954        (32,705)      30,249
   Platinum Investor IV                                               11,141         (1,087)      10,054
   Platinum Investor FlexDirector                                      2,666         (1,241)       1,425
   Platinum Investor PLUS                                             15,668         (1,965)      13,703
   Platinum Investor Survivor                                          9,075         (3,507)       5,568
   Platinum Investor Survivor II                                       2,179           (490)       1,689
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares
   Corporate America                                                      38           (208)        (170)
   Platinum Investor I & II                                           29,597         (6,527)      23,070
   Platinum Investor III                                              87,693       (100,095)     (12,402)
   Platinum Investor IV                                                1,966           (279)       1,687
   Platinum Investor PLUS                                              3,831         (1,802)       2,029
   Platinum Investor Survivor                                          2,782        (20,228)     (17,446)
   Platinum Investor Survivor II                                         968           (224)         744
Janus Aspen Series Worldwide Growth Portfolio - Service Shares
   Corporate America                                                      38         (6,684)      (6,646)
   Corporate America (reduced surrender charge)                        4,208            (58)       4,150
   Platinum Investor I & II                                            4,346        (20,792)     (16,446)
   Platinum Investor III                                              92,425        (85,480)       6,945
   Platinum Investor IV                                                5,402           (357)       5,045
   Platinum Investor PLUS                                              5,345         (2,785)       2,560
   Platinum Investor Survivor                                          4,564        (15,712)     (11,148)
   Platinum Investor Survivor II                                       2,669        (18,374)     (15,705)
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                                            5,014           (160)       4,854
   Platinum Investor III                                             180,868         (7,200)     173,668

                                   VL-R - 35

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2005.

                                                     Accumulation  Accumulation  Net Increase
Divisions                                            Units Issued Units Redeemed  (Decrease)
---------------------------------------------------- ------------ -------------- ------------
JPMorgan Mid Cap Value Portfolio - Continued
   Platinum Investor IV                                 11,049           (941)       10,108
   Platinum Investor PLUS                                5,746         (1,408)        4,338
   Platinum Investor Survivor                           15,786           (132)       15,654
   Platinum Investor Survivor II                        17,743         (7,811)        9,932
JPMorgan Small Company Portfolio
   Platinum Investor I & II                             15,581         (6,935)        8,646
   Platinum Investor III                                25,543        (29,113)       (3,570)
   Platinum Investor IV                                  4,213           (662)        3,551
   Platinum Investor FlexDirector                           78            (19)           59
   Platinum Investor PLUS                                5,533         (2,006)        3,527
   Platinum Investor Survivor                              148           (305)         (157)
   Platinum Investor Survivor II                         2,196           (402)        1,794
MFS VIT Capital Opportunities Series - Initial Class
   Corporate America                                        64             (3)           61
   Platinum Investor I & II                              4,027        (15,030)      (11,003)
   Platinum Investor III                               101,212       (114,625)      (13,413)
   Platinum Investor IV                                  3,535           (374)        3,161
   Platinum Investor FlexDirector                          177             (7)          170
   Platinum Investor PLUS                               15,014         (6,376)        8,638
   Platinum Investor Survivor                            5,300        (10,021)       (4,721)
   Platinum Investor Survivor II                           822           (538)          284
MFS VIT Emerging Growth Series - Initial Class
   AG Legacy Plus                                        1,562         (1,202)          360
   Corporate America                                        --         (1,040)       (1,040)
   Corporate America (reduced surrender charge)            795            (27)          768
   Platinum Investor I & II                            111,738       (185,234)      (73,496)
   Platinum Investor III                               155,992       (501,772)     (345,780)
   Platinum Investor IV                                  4,748           (343)        4,405
   Platinum Investor FlexDirector                          178            (44)          134
   Platinum Investor PLUS                               14,712         (6,799)        7,913
   Platinum Investor Survivor                           19,049        (71,595)      (52,546)
   Platinum Investor Survivor II                           885        (29,287)      (28,402)
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                        5,728         (1,942)        3,786
   Corporate America                                        30           (249)         (219)
   Platinum Investor I & II                              4,995        (23,768)      (18,773)
   Platinum Investor III                                71,845        (55,538)       16,307
   Platinum Investor IV                                  4,159           (329)        3,830
   Platinum Investor FlexDirector                          166            (13)          153
   Platinum Investor PLUS                                6,686         (3,412)        3,274
   Platinum Investor Survivor                            2,612         (1,305)        1,307
   Platinum Investor Survivor II                         1,300           (982)          318
MFS VIT Research Series - Initial Class
   Corporate America                                        --         (3,158)       (3,158)
   Corporate America (reduced surrender charge)            134           (134)           --
   Platinum Investor I & II                              2,995         (8,893)       (5,898)
   Platinum Investor III                                51,776        (31,226)       20,550
   Platinum Investor IV                                  2,669           (161)        2,508
   Platinum Investor FlexDirector                          101             (5)           96
   Platinum Investor PLUS                                3,891         (1,172)        2,719
   Platinum Investor Survivor                            2,542         (2,344)          198

                                   VL-R - 36

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2005.

                                                           Accumulation  Accumulation  Net Increase
Divisions                                                  Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------- ------------ -------------- ------------
MFS VIT Research Series - Initial Class - Continued
   Platinum Investor Survivor II                               1,823           (526)        1,297
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                              3,325        (20,877)      (17,552)
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Corporate America                                              --         (1,789)       (1,789)
   Corporate America (reduced surrender charge)                  730             (6)          724
   Platinum Investor I & II                                    8,930         (9,237)         (307)
   Platinum Investor III                                      74,065        (49,732)       24,333
   Platinum Investor IV                                        4,611           (381)        4,230
   Platinum Investor FlexDirector                                377             (7)          370
   Platinum Investor PLUS                                     16,081         (6,033)       10,048
   Platinum Investor Survivor                                  8,668         (8,724)          (56)
   Platinum Investor Survivor II                               3,277           (992)        2,285
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                                 86         (3,886)       (3,800)
Oppenheimer Balanced Fund/VA - Non-Service Shares
   Platinum Investor I & II                                    9,959           (271)        9,688
   Platinum Investor III                                      15,213         (5,339)        9,874
   Platinum Investor IV                                       14,336           (755)       13,581
   Platinum Investor FlexDirector                                 44            (11)           33
   Platinum Investor PLUS                                      7,526        (17,692)      (10,166)
   Platinum Investor Survivor                                    350           (350)           --
   Platinum Investor Survivor II                                 420           (264)          156
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor I & II                                   11,767         (4,553)        7,214
   Platinum Investor III                                      48,944        (10,387)       38,557
   Platinum Investor IV                                       16,002         (1,447)       14,555
   Platinum Investor FlexDirector                                 13             (5)            8
   Platinum Investor PLUS                                      5,004         (1,820)        3,184
   Platinum Investor Survivor                                  2,543           (136)        2,407
   Platinum Investor Survivor II                               3,188           (155)        3,033
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                              1,259           (972)          287
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                              3,229        (11,422)       (8,193)
   Corporate America                                              --           (100)         (100)
   Corporate America (reduced surrender charge)                5,166            (76)        5,090
   Platinum Investor I & II                                   66,209        (16,080)       50,129
   Platinum Investor III                                      96,677       (186,538)      (89,861)
   Platinum Investor IV                                       14,468         (1,053)       13,415
   Platinum Investor FlexDirector                                290            (36)          254
   Platinum Investor PLUS                                     12,622         (8,420)        4,202
   Platinum Investor Survivor                                  1,601        (17,047)      (15,446)
   Platinum Investor Survivor II                               5,802        (16,513)      (10,711)
PIMCO VIT Short-Term Portfolio - Administrative Class
   Corporate America                                              62        (20,734)      (20,672)
   Platinum Investor I & II                                   12,114       (129,917)     (117,803)
   Platinum Investor III                                      48,383        (36,378)       12,005
   Platinum Investor IV                                       13,656         (1,441)       12,215
   Platinum Investor FlexDirector                              2,624           (479)        2,145
   Platinum Investor PLUS                                     16,275         (3,001)       13,274

                                   VL-R - 37

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31,2005.

                                                                  Accumulation  Accumulation  Net Increase
Divisions                                                         Units Issued Units Redeemed  (Decrease)
----------------------------------------------------------------- ------------ -------------- ------------
PIMCO VIT Short-Term Portfolio - Administrative Class - Continued
   Platinum Investor Survivor                                           701         (8,720)      (8,019)
   Platinum Investor Survivor II                                      2,014         (2,941)        (927)
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                                     8,772         (6,331)       2,441
   Corporate America                                                     --         (8,965)      (8,965)
   Corporate America (reduced surrender charge)                       4,365            (41)       4,324
   Platinum Investor I & II                                          79,462        (23,513)      55,949
   Platinum Investor III                                            834,665        (94,490)     740,175
   Platinum Investor IV                                              24,985         (2,450)      22,535
   Platinum Investor FlexDirector                                     3,410           (540)       2,870
   Platinum Investor PLUS                                            31,264        (11,354)      19,910
   Platinum Investor Survivor                                        54,723         (3,630)      51,093
   Platinum Investor Survivor II                                     74,195        (38,428)      35,767
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                          23,363        (48,647)     (25,284)
   Platinum Investor III                                              9,657        (10,996)      (1,339)
   Platinum Investor PLUS                                               208           (158)          50
   Platinum Investor Survivor                                         1,432         (2,322)        (890)
   Platinum Investor Survivor II                                        231            (61)         170
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                                     29           (101)         (72)
   Platinum Investor I & II                                          32,721        (71,344)     (38,623)
   Platinum Investor III                                             27,707        (30,394)      (2,687)
   Platinum Investor PLUS                                             1,271           (598)         673
   Platinum Investor Survivor                                           885         (3,881)      (2,996)
   Platinum Investor Survivor II                                         46        (19,774)     (19,728)
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                                     1,325           (870)         455
   Corporate America                                                 63,105         (6,026)      57,079
   Corporate America (reduced surrender charge)                       8,421           (134)       8,287
   Platinum Investor I & II                                          21,713        (12,226)       9,487
   Platinum Investor III                                            114,367        (11,568)     102,799
   Platinum Investor IV                                               4,383           (333)       4,050
   Platinum Investor FlexDirector                                        65             (4)          61
   Platinum Investor PLUS                                             3,012         (1,326)       1,686
   Platinum Investor Survivor                                         8,330           (180)       8,150
   Platinum Investor Survivor II                                        963           (468)         495
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                                 76,130        (18,293)      57,837
   Corporate America (reduced surrender charge)                      13,633           (540)      13,093
   Platinum Investor I & II                                          43,814       (127,798)     (83,984)
   Platinum Investor III                                            136,054       (100,872)      35,182
   Platinum Investor IV                                              20,946         (2,683)      18,263
   Platinum Investor FlexDirector                                     2,502           (172)       2,330
   Platinum Investor PLUS                                            13,340         (6,110)       7,230
   Platinum Investor Survivor                                         7,950        (10,687)      (2,737)
   Platinum Investor Survivor II                                      2,586         (1,433)       1,153
Putnam VT International Growth and Income Fund - Class IB
   Corporate America                                                     --         (2,293)      (2,293)
   Corporate America (reduced surrender charge)                         246             --          246
   Platinum Investor I & II                                          17,282        (46,769)     (29,487)

                                   VL-R - 38

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31,2005.

                                                                      Accumulation  Accumulation  Net Increase
Divisions                                                             Units Issued Units Redeemed  (Decrease)
--------------------------------------------------------------------- ------------ -------------- ------------
Putnam VT International Growth and Income Fund - Class IB - Continued
   Platinum Investor III                                                 51,765       (66,315)      (14,550)
   Platinum Investor IV                                                  10,019        (1,061)        8,958
   Platinum Investor FlexDirector                                            95           (20)           75
   Platinum Investor PLUS                                                 5,934        (2,182)        3,752
   Platinum Investor Survivor                                             5,090        (8,106)       (3,016)
   Platinum Investor Survivor II                                          1,528          (626)          902
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                                           644        (5,935)       (5,291)
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                                         7,876        (6,018)        1,858
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                                        15,173        (6,332)        8,841
Scudder VIT Equity 500 Index Fund - Class A
   Legacy Plus                                                              129        (1,986)       (1,857)
SunAmerica - Aggressive Growth Portfolio - Class 1
   Platinum Investor I & II                                              15,054          (844)       14,210
   Platinum Investor III                                                 22,228        (7,666)       14,562
   Platinum Investor IV                                                   3,920          (467)        3,453
   Platinum Investor PLUS                                                 3,564        (1,344)        2,220
   Platinum Investor Survivor                                                27          (158)         (131)
   Platinum Investor Survivor II                                            267           (68)          199
SunAmerica - SunAmerica Balanced Portfolio - Class 1
   Platinum Investor I & II                                                 617          (139)          478
   Platinum Investor III                                                 24,132       (12,167)       11,965
   Platinum Investor IV                                                   4,648          (585)        4,063
   Platinum Investor PLUS                                                 7,119        (3,335)        3,784
   Platinum Investor Survivor II                                            587          (296)          291
UIF Equity Growth Portfolio - Class I
   Platinum Investor I & II                                              49,612       (60,437)      (10,825)
   Platinum Investor III                                                 19,799       (10,289)        9,510
   Platinum Investor IV                                                   1,392          (228)        1,164
   Platinum Investor PLUS                                                 1,462          (701)          761
   Platinum Investor Survivor                                             2,112        (3,844)       (1,732)
   Platinum Investor Survivor II                                            167           (50)          117
UIF High Yield Portfolio - Class I
   Platinum Investor I & II                                               8,255       (20,756)      (12,501)
   Platinum Investor III                                                  5,820        (5,914)          (94)
   Platinum Investor IV                                                     876           (78)          798
   Platinum Investor FlexDirector                                           736           (39)          697
   Platinum Investor PLUS                                                 1,511          (541)          970
   Platinum Investor Survivor                                            59,726       (10,922)       48,804
   Platinum Investor Survivor II                                          1,590          (366)        1,224
VALIC Company I - International Equities Fund
   AG Legacy Plus                                                           424        (5,603)       (5,179)
   Platinum Investor I & II                                              15,348       (12,417)        2,931
   Platinum Investor III                                                 19,650       (15,712)        3,938
   Platinum Investor IV                                                   2,379          (408)        1,971
   Platinum Investor FlexDirector                                           304           (48)          256
   Platinum Investor PLUS                                                 4,950          (990)        3,960
   Platinum Investor Survivor                                             2,294        (1,608)          686
   Platinum Investor Survivor II                                            443          (424)           19

                                   VL-R - 39

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31,2005.

                                                 Accumulation  Accumulation  Net Increase
Divisions                                        Units Issued Units Redeemed  (Decrease)
-----------------------------------------------  ------------ -------------- ------------
VALIC Company I - Mid Cap Index Fund
   AG Legacy Plus                                    1,620          (3,284)      (1,664)
   Corporate America                                   174            (210)         (36)
   Corporate America (reduced surrender charge)      1,419             (24)       1,395
   Platinum Investor I & II                         35,368         (55,580)     (20,212)
   Platinum Investor III                            85,114         (80,111)       5,003
   Platinum Investor IV                             11,392          (1,227)      10,165
   Platinum Investor FlexDirector                       55             (18)          37
   Platinum Investor PLUS                           13,840          (9,920)       3,920
   Platinum Investor Survivor                        5,080         (10,350)      (5,270)
   Platinum Investor Survivor II                     2,987         (21,626)     (18,639)
VALIC Company I - Money Market I Fund
   AG Legacy Plus                                   (6,171)        (17,613)     (23,784)
   Corporate America                                    --          (6,349)      (6,349)
   Corporate America (reduced surrender charge)     42,570         (63,906)     (21,336)
   Legacy Plus                                          63          (1,149)      (1,086)
   Platinum Investor I & II                        191,702        (385,744)    (194,042)
   Platinum Investor III                           651,771      (1,134,793)    (483,022)
   Platinum Investor IV                            461,751        (427,201)      34,550
   Platinum Investor FlexDirector                   17,563         (22,449)      (4,886)
   Platinum Investor PLUS                          172,233        (242,213)     (69,980)
   Platinum Investor Survivor                       22,562        (217,068)    (194,506)
   Platinum Investor Survivor II                   110,826        (121,464)     (10,638)
VALIC Company I - Nasdaq-100 Index Fund
   Platinum Investor I & II                         26,851         (14,601)      12,250
   Platinum Investor III                            97,983         (77,914)      20,069
   Platinum Investor IV                              1,746            (268)       1,478
   Platinum Investor FlexDirector                       54             (30)          24
   Platinum Investor PLUS                            6,744          (2,251)       4,493
   Platinum Investor Survivor                        9,425         (26,728)     (17,303)
   Platinum Investor Survivor II                    44,630          (3,616)      41,014
VALIC Company I - Science & Technology Fund
   Platinum Investor I & II                          5,360         (23,221)     (17,861)
   Platinum Investor III                            40,684         (33,471)       7,213
   Platinum Investor IV                              1,582            (130)       1,452
   Platinum Investor FlexDirector                       57             (31)          26
   Platinum Investor PLUS                            1,402          (1,131)         271
   Platinum Investor Survivor                        3,503          (2,128)       1,375
   Platinum Investor Survivor II                       659            (197)         462
VALIC Company I - Small Cap Index Fund
   Corporate America                                    74          (4,279)      (4,205)
   Platinum Investor I & II                         32,495          (7,861)      24,634
   Platinum Investor III                            49,159         (32,246)      16,913
   Platinum Investor IV                              9,595            (720)       8,875
   Platinum Investor FlexDirector                       93             (39)          54
   Platinum Investor PLUS                            9,790          (6,896)       2,894
   Platinum Investor Survivor                        1,563         (10,153)      (8,590)
   Platinum Investor Survivor II                     1,935            (601)       1,334
VALIC Company I - Stock Index Fund
   AG Legacy Plus                                   18,710          (4,408)      14,302
   Corporate America                                    73          (7,950)      (7,877)
   Corporate America (reduced surrender charge)      5,046            (202)       4,844

                                   VL-R - 40

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31,2005.

                                                     Accumulation  Accumulation  Net Increase
Divisions                                            Units Issued Units Redeemed  (Decrease)
---------------------------------------------------- ------------ -------------- ------------
VALIC Company I - Stock Index Fund - Continued
   Platinum Investor I & II                            113,856       (246,853)     (132,997)
   Platinum Investor III                               252,515       (453,138)     (200,623)
   Platinum Investor IV                                 16,848         (1,417)       15,431
   Platinum Investor FlexDirector                        8,440           (265)        8,175
   Platinum Investor PLUS                               53,614         (9,776)       43,838
   Platinum Investor Survivor                           19,675        (78,975)      (59,300)
   Platinum Investor Survivor II                         3,899        (12,104)       (8,205)
Van Kampen LIT Emerging Growth Portfolio - Class I
   AG Legacy Plus                                        1,050         (1,655)         (605)
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                        1,709         (3,427)       (1,718)
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor I & II                             82,381        (17,783)       64,598
   Platinum Investor III                               217,277        (32,656)      184,621
   Platinum Investor IV                                 20,371         (1,711)       18,660
   Platinum Investor FlexDirector                          602            (19)          583
   Platinum Investor PLUS                                8,687         (3,750)        4,937
   Platinum Investor Survivor                           20,449         (4,933)       15,516
   Platinum Investor Survivor II                        19,828         (9,788)       10,040
Vanguard VIF High Yield Bond Portfolio
   Corporate America (reduced surrender charge)          1,611             (7)        1,604
   Platinum Investor I & II                             15,203        (31,164)      (15,961)
   Platinum Investor III                                55,322       (128,470)      (73,148)
   Platinum Investor IV                                 11,730         (1,247)       10,483
   Platinum Investor FlexDirector                           35            (20)           15
   Platinum Investor PLUS                               11,067         (5,297)        5,770
   Platinum Investor Survivor                            5,661        (75,416)      (69,755)
   Platinum Investor Survivor II                         1,543        (19,516)      (17,973)
Vanguard VIF REIT Index Portfolio
   Corporate America                                       102            (27)           75
   Corporate America (reduced surrender charge)          1,010             (4)        1,006
   Platinum Investor I & II                             26,831         (9,552)       17,279
   Platinum Investor III                                66,201        (79,745)      (13,544)
   Platinum Investor IV                                 28,204         (2,942)       25,262
   Platinum Investor FlexDirector                        1,593            (87)        1,506
   Platinum Investor PLUS                               15,837        (17,997)       (2,160)
   Platinum Investor Survivor                            2,218         (7,228)       (5,010)
   Platinum Investor Survivor II                         3,803         (2,763)        1,040

                                   VL-R - 41

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2004.

                                                           Accumulation  Accumulation  Net Increase
Divisions                                                  Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------- ------------ -------------- ------------
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                              8,359         (1,179)       7,180
   Corporate America                                             600           (229)         371
   Corporate America (reduced surrender charge)                  680             (1)         679
   Platinum Investor I & II                                   49,192        (55,963)      (6,771)
   Platinum Investor III                                     211,190        (29,025)     182,165
   Platinum Investor PLUS                                      7,344         (1,271)       6,073
   Platinum Investor Survivor                                 27,183         (5,899)      21,284
   Platinum Investor Survivor II                              15,918           (218)      15,700
AIM V.I. Premier Equity Fund - Series I
   Corporate America                                              78           (236)        (158)
   Platinum Investor I & II                                  146,834       (152,515)      (5,681)
   Platinum Investor III                                     160,395        (94,147)      66,248
   Platinum Investor FlexDirector                                205             (1)         204
   Platinum Investor PLUS                                     10,275         (2,475)       7,800
   Platinum Investor Survivor                                 24,355        (17,775)       6,580
   Platinum Investor Survivor II                               4,256         (1,177)       3,079
Alger American Leveraged AllCap Portfolio - Class O Shares
   Platinum Investor I & II                                      141            (43)          98
   Platinum Investor III                                      19,000         (4,298)      14,702
   Platinum Investor PLUS                                      8,707           (879)       7,828
   Platinum Investor Survivor                                    163           (151)          12
   Platinum Investor Survivor II                                  37            (12)          25
Alger American MidCap Growth Portfolio - Class O Shares
   Platinum Investor I & II                                    9,145           (266)       8,879
   Platinum Investor III                                      31,988         (6,373)      25,615
   Platinum Investor FlexDirector                              5,715            (28)       5,687
   Platinum Investor PLUS                                      6,929         (1,158)       5,771
   Platinum Investor Survivor                                     --         (1,929)      (1,929)
   Platinum Investor Survivor II                                 726           (139)         587
American Century VP Value Fund - Class I
   AG Legacy Plus                                              5,289         (1,997)       3,292
   Corporate America                                              --         (1,685)      (1,685)
   Platinum Investor I & II                                   49,139        (27,229)      21,910
   Platinum Investor III                                     221,222        (63,883)     157,339
   Platinum Investor FlexDirector                                 34             (3)          31
   Platinum Investor PLUS                                     26,107         (6,885)      19,222
   Platinum Investor Survivor                                 12,134         (5,109)       7,025
   Platinum Investor Survivor II                              40,828         (7,494)      33,334
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor I & II                                   27,987         (4,094)      23,893
   Platinum Investor III                                      45,006        (19,750)      25,256
   Platinum Investor FlexDirector                              4,748            (25)       4,723
   Platinum Investor PLUS                                      6,102         (1,515)       4,587
   Platinum Investor Survivor                                    402         (2,133)      (1,731)
   Platinum Investor Survivor II                                 697           (171)         526

                                   VL-R - 42

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2004.

                                                          Accumulation  Accumulation  Net Increase
Divisions                                                 Units Issued Units Redeemed  (Decrease)
--------------------------------------------------------- ------------ -------------- ------------
Dreyfus IP MidCap Stock Portfolio - Initial shares
   Platinum Investor I & II                                   8,668         (8,177)         491
   Platinum Investor III                                     75,184        (32,259)      42,925
   Platinum Investor FlexDirector                                 3             (2)           1
   Platinum Investor PLUS                                     8,283         (2,677)       5,606
   Platinum Investor Survivor                                 3,020         (3,958)        (938)
   Platinum Investor Survivor II                              2,006           (717)       1,289
Dreyfus VIF Developing Leaders Portfolio - Initial shares
   Corporate America                                            468         (1,604)      (1,136)
   Platinum Investor I & II                                  54,050        (83,708)     (29,658)
   Platinum Investor III                                    146,301        (78,420)      67,881
   Platinum Investor PLUS                                    17,107         (4,983)      12,124
   Platinum Investor Survivor                                12,265         (7,038)       5,227
   Platinum Investor Survivor II                             20,505         (5,012)      15,493
Dreyfus VIF Quality Bond Portfolio - Initial shares
   Corporate America                                             24           (203)        (179)
   Platinum Investor I & II                                  21,635        (62,172)     (40,537)
   Platinum Investor III                                     91,238        (48,132)      43,106
   Platinum Investor PLUS                                    10,901         (5,630)       5,271
   Platinum Investor Survivor                                 6,629         (3,817)       2,812
   Platinum Investor Survivor II                              3,327         (1,063)       2,264
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                             7,329           (595)       6,734
   Platinum Investor I & II                                  47,912        (38,617)       9,295
   Platinum Investor III                                     95,379        (33,406)      61,973
   Platinum Investor PLUS                                    13,302         (3,053)      10,249
   Platinum Investor Survivor                                 1,454           (934)         520
   Platinum Investor Survivor II                              4,038         (1,253)       2,785
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                             6,210         (1,554)       4,656
   Corporate America                                            453         (1,743)      (1,290)
   Platinum Investor I & II                                 128,641        (24,241)     104,400
   Platinum Investor III                                    439,390       (111,853)     327,537
   Platinum Investor FlexDirector                               327             (6)         321
   Platinum Investor PLUS                                    54,739        (11,102)      43,637
   Platinum Investor Survivor                                45,650         (6,646)      39,004
   Platinum Investor Survivor II                             24,415         (1,801)      22,614
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                            14,306         (3,762)      10,544
   Corporate America                                          1,851         (1,696)         155
   Corporate America (reduced surrender charge)                 716             (2)         714
   Platinum Investor I & II                                  92,724        (23,135)      69,589
   Platinum Investor III                                    366,492       (107,400)     259,092
   Platinum Investor FlexDirector                               631            (11)         620
   Platinum Investor PLUS                                    33,742         (8,632)      25,110
   Platinum Investor Survivor                                51,525         (9,991)      41,534

                                   VL-R - 43

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2004.

                                                                        Accumulation  Accumulation  Net Increase
Divisions                                                               Units Issued Units Redeemed  (Decrease)
----------------------------------------------------------------------- ------------ -------------- ------------
Fidelity VIP Equity-Income Portfolio - Service Class 2 - Continued
   Platinum Investor Survivor II                                           21,676         (4,040)      17,636
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                                           4,814         (1,430)       3,384
   Corporate America                                                           --           (112)        (112)
   Corporate America (reduced surrender charge)                               254             (1)         253
   Platinum Investor I & II                                                73,632        (29,373)      44,259
   Platinum Investor III                                                  397,150       (163,927)     233,223
   Platinum Investor FlexDirector                                           7,441            (37)       7,404
   Platinum Investor PLUS                                                  59,607        (12,115)      47,492
   Platinum Investor Survivor                                               9,347        (17,977)      (8,630)
   Platinum Investor Survivor II                                            9,417         (3,959)       5,458
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Platinum Investor I & II                                                 3,529           (715)       2,814
   Platinum Investor III                                                   35,382         (4,501)      30,881
   Platinum Investor FlexDirector                                             290             (2)         288
   Platinum Investor PLUS                                                   6,300         (1,038)       5,262
   Platinum Investor Survivor                                               1,844            (28)       1,816
   Platinum Investor Survivor II                                              399            (56)         343
Franklin Templeton - Franklin Small Cap Fund - Class 2
   AG Legacy Plus                                                           2,485         (1,391)       1,094
Franklin Templeton - Franklin Small Cap Value Securities Fund - Class 2
   Corporate America (reduced surrender charge)                               464             (1)         463
   Platinum Investor I & II                                                12,041           (359)      11,682
   Platinum Investor III                                                   31,683         (4,692)      26,991
   Platinum Investor FlexDirector                                             185            (10)         175
   Platinum Investor PLUS                                                  11,724         (1,567)      10,157
   Platinum Investor Survivor                                               4,580           (301)       4,279
   Platinum Investor Survivor II                                              437           (342)          95
Franklin Templeton - Franklin U.S. Government Fund - Class 2
   Platinum Investor I & II                                                 1,491        (14,608)     (13,117)
   Platinum Investor III                                                   29,741        (77,166)     (47,425)
   Platinum Investor PLUS                                                  10,411         (4,384)       6,027
   Platinum Investor Survivor                                                 338            (12)         326
   Platinum Investor Survivor II                                            3,449         (2,022)       1,427
Franklin Templeton - Mutual Shares Securities Fund - Class 2
   Platinum Investor I & II                                                38,458         (8,120)      30,338
   Platinum Investor III                                                   81,677        (40,862)      40,815
   Platinum Investor FlexDirector                                             317             (5)         312
   Platinum Investor PLUS                                                  14,479         (3,887)      10,592
   Platinum Investor Survivor                                                 428         (1,103)        (675)
   Platinum Investor Survivor II                                            4,287         (1,398)       2,889
Franklin Templeton - Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                           6,490         (1,168)       5,322
   Platinum Investor I & II                                                78,175         (8,968)      69,207
   Platinum Investor III                                                  211,466        (40,525)     170,941

                                   VL-R - 44

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2004.

                                                                             Accumulation  Accumulation  Net Increase
Divisions                                                                    Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------------------- ------------ -------------- ------------
Franklin Templeton - Templeton Foreign Securities Fund - Class 2 - Continued
   Platinum Investor FlexDirector                                                  441            (4)          437
   Platinum Investor PLUS                                                       12,149        (2,478)        9,671
   Platinum Investor Survivor                                                   16,008        (2,411)       13,597
   Platinum Investor Survivor II                                                24,828        (2,596)       22,232
Goldman Sachs Capital Growth Fund
   Platinum Investor I & II                                                         --          (867)         (867)
   Platinum Investor III                                                            --        (1,846)       (1,846)
   Platinum Investor PLUS                                                           --            (2)           (2)
   Platinum Investor Survivor                                                       --       (36,264)      (36,264)
   Platinum Investor Survivor II                                                    --       (17,089)      (17,089)
Janus Aspen Series International Growth Portfolio - Service Shares
   Corporate America                                                                --           (30)          (30)
   Platinum Investor I & II                                                     42,750       (11,601)       31,149
   Platinum Investor III                                                        77,373       (32,460)       44,913
   Platinum Investor FlexDirector                                               12,854           (70)       12,784
   Platinum Investor PLUS                                                        5,291        (1,325)        3,966
   Platinum Investor Survivor                                                   10,189       (13,854)       (3,665)
   Platinum Investor Survivor II                                                   866          (782)           84
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares
   Corporate America                                                                --        (1,858)       (1,858)
   Platinum Investor I & II                                                      7,609        (7,789)         (180)
   Platinum Investor III                                                       120,674       (95,407)       25,267
   Platinum Investor PLUS                                                        3,912        (1,441)        2,471
   Platinum Investor Survivor                                                    4,546        (7,662)       (3,116)
   Platinum Investor Survivor II                                                   958          (166)          792
Janus Aspen Series Worldwide Growth Portfolio - Service Shares
   Corporate America                                                               591        (1,990)       (1,399)
   Platinum Investor I & II                                                      7,808       (11,429)       (3,621)
   Platinum Investor III                                                       114,343       (61,554)       52,789
   Platinum Investor PLUS                                                        6,624        (2,480)        4,144
   Platinum Investor Survivor                                                    7,099        (6,713)          386
   Platinum Investor Survivor II                                                16,801        (3,939)       12,862
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                                                      2,011           (74)        1,937
   Platinum Investor III                                                        20,807        (3,070)       17,737
   Platinum Investor PLUS                                                        4,946          (552)        4,394
   Platinum Investor Survivor                                                      245           (38)          207
   Platinum Investor Survivor II                                                   200           (74)          126
JPMorgan Small Company Portfolio
   Platinum Investor I & II                                                     18,310        (2,141)       16,169
   Platinum Investor III                                                        55,923       (13,980)       41,943
   Platinum Investor PLUS                                                        5,376          (992)        4,384
   Platinum Investor Survivor                                                    1,248          (514)          734
   Platinum Investor Survivor II                                                 2,774           (97)        2,677

                                   VL-R - 45

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2004.

                                                        Accumulation  Accumulation  Net Increase
Divisions                                               Units Issued Units Redeemed  (Decrease)
------------------------------------------------------- ------------ -------------- ------------
MFS VIT Capital Opportunities Series - Initial Class
   Corporate America                                           --         (3,396)      (3,396)
   Platinum Investor I & II                                 6,040        (15,921)      (9,881)
   Platinum Investor III                                  136,038        (72,326)      63,712
   Platinum Investor FlexDirector                             173             --          173
   Platinum Investor PLUS                                  24,398         (4,467)      19,931
   Platinum Investor Survivor                               7,259        (12,843)      (5,584)
   Platinum Investor Survivor II                            1,246           (534)         712
MFS VIT Emerging Growth Series - Initial Class
   AG Legacy Plus                                             845           (942)         (97)
   Corporate America                                           --           (232)        (232)
   Corporate America (reduced surrender charge)               922             (2)         920
   Platinum Investor I & II                               132,247       (133,405)      (1,158)
   Platinum Investor III                                  441,801       (127,638)     314,163
   Platinum Investor FlexDirector                             207            (10)         197
   Platinum Investor PLUS                                  23,594         (4,912)      18,682
   Platinum Investor Survivor                              64,099        (23,781)      40,318
   Platinum Investor Survivor II                           30,736           (607)      30,129
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                           5,396         (1,056)       4,340
   Corporate America                                           --         (1,449)      (1,449)
   Platinum Investor I & II                                41,557        (71,031)     (29,474)
   Platinum Investor III                                   96,661        (39,991)      56,670
   Platinum Investor FlexDirector                             262             (6)         256
   Platinum Investor PLUS                                  11,611         (2,679)       8,932
   Platinum Investor Survivor                               4,788         (7,198)      (2,410)
   Platinum Investor Survivor II                            1,002        (12,978)     (11,976)
MFS VIT Research Series - Initial Class
   Corporate America                                           --            (39)         (39)
   Platinum Investor I & II                                 9,479         (6,756)       2,723
   Platinum Investor III                                   60,663        (29,059)      31,604
   Platinum Investor FlexDirector                             106             --          106
   Platinum Investor PLUS                                   3,785           (963)       2,822
   Platinum Investor Survivor                               2,449         (2,900)        (451)
   Platinum Investor Survivor II                            2,114           (630)       1,484
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                          24,630        (11,595)      13,035
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Corporate America                                          788             --          788
   Corporate America (reduced surrender charge)               233             --          233
   Platinum Investor I & II                                16,311         (7,773)       8,538
   Platinum Investor III                                   90,413        (48,788)      41,625
   Platinum Investor FlexDirector                             166             --          166
   Platinum Investor PLUS                                  23,788         (4,275)      19,513
   Platinum Investor Survivor                              20,342         (6,966)      13,376
   Platinum Investor Survivor II                            3,008         (1,449)       1,559

                                   VL-R - 46

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2004.

                                                           Accumulation  Accumulation  Net Increase
Divisions                                                  Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------- ------------ -------------- ------------
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                                867           (870)          (3)
Oppenheimer Balanced Fund/VA - Non-Service Shares
   Platinum Investor I & II                                    2,533           (140)       2,393
   Platinum Investor III                                      27,006         (2,991)      24,015
   Platinum Investor PLUS                                     14,666           (718)      13,948
   Platinum Investor Survivor                                     --             --           --
   Platinum Investor Survivor II                                 802           (129)         673
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor I & II                                    2,120             (3)       2,117
   Platinum Investor III                                      49,013         (5,649)      43,364
   Platinum Investor FlexDirector                                  4             (2)           2
   Platinum Investor PLUS                                      6,285           (926)       5,359
   Platinum Investor Survivor                                  1,214           (110)       1,104
   Platinum Investor Survivor II                                 328           (266)          62
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                              2,267           (440)       1,827
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                              4,782         (3,606)       1,176
   Corporate America                                              --            (88)         (88)
   Corporate America (reduced surrender charge)                  754             (1)         753
   Platinum Investor I & II                                   22,076        (17,998)       4,078
   Platinum Investor III                                     298,192        (93,486)     204,706
   Platinum Investor FlexDirector                                305             (7)         298
   Platinum Investor PLUS                                     18,544         (7,623)      10,921
   Platinum Investor Survivor                                 14,284         (4,508)       9,776
   Platinum Investor Survivor II                              27,071         (3,206)      23,865
PIMCO VIT Short-Term Portfolio - Administrative Class
   Corporate America                                           9,348         (3,303)       6,045
   Platinum Investor I & II                                   46,142        (24,793)      21,349
   Platinum Investor III                                      99,222        (24,830)      74,392
   Platinum Investor FlexDirector                              4,080            (21)       4,059
   Platinum Investor PLUS                                     10,935         (1,838)       9,097
   Platinum Investor Survivor                                 20,906         (3,262)      17,644
   Platinum Investor Survivor II                               3,316         (2,712)         604
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                              5,160         (2,003)       3,157
   Corporate America                                           2,167           (132)       2,035
   Platinum Investor I & II                                   24,815        (34,860)     (10,045)
   Platinum Investor III                                     132,133       (100,920)      31,213
   Platinum Investor FlexDirector                              6,336            (41)       6,295
   Platinum Investor PLUS                                     30,649         (8,015)      22,634
   Platinum Investor Survivor                                  2,284         (6,870)      (4,586)
   Platinum Investor Survivor II                               9,997         (4,158)       5,839
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                  246,612         (4,263)     242,349

                                   VL-R - 47

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2004.

                                                          Accumulation  Accumulation  Net Increase
Divisions                                                 Units Issued Units Redeemed  (Decrease)
--------------------------------------------------------- ------------ -------------- ------------
Pioneer Fund VCT Portfolio - Class I - Continued
   Platinum Investor III                                     55,941           (498)       55,443
   Platinum Investor PLUS                                     1,005             (7)          998
   Platinum Investor Survivor                                28,357           (185)       28,172
   Platinum Investor Survivor II                                392             (4)          388
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                          3,482             (8)        3,474
   Platinum Investor I & II                                 354,695         (6,863)      347,832
   Platinum Investor III                                    139,194         (1,261)      137,933
   Platinum Investor PLUS                                     5,023            (44)        4,979
   Platinum Investor Survivor                                14,562           (243)       14,319
   Platinum Investor Survivor II                             39,332             (6)       39,326
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                             4,542           (434)        4,108
   Corporate America                                        105,949         (4,451)      101,498
   Platinum Investor I & II                                   5,981        (35,410)      (29,429)
   Platinum Investor III                                     18,349        (13,628)        4,721
   Platinum Investor FlexDirector                                65             --            65
   Platinum Investor PLUS                                     3,002         (1,082)        1,920
   Platinum Investor Survivor                                   270         (3,345)       (3,075)
   Platinum Investor Survivor II                              1,417           (202)        1,215
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                        134,475         (6,520)      127,955
   Platinum Investor I & II                                  56,218        (73,889)      (17,671)
   Platinum Investor III                                    146,421        (89,431)       56,990
   Platinum Investor FlexDirector                             9,193            (45)        9,148
   Platinum Investor PLUS                                    18,714         (5,059)       13,655
   Platinum Investor Survivor                                15,931        (20,215)       (4,284)
   Platinum Investor Survivor II                              1,590         (1,201)          389
Putnam VT International Growth and Income Fund - Class IB
   Corporate America                                            960             (1)          959
   Platinum Investor I & II                                  22,238        (57,145)      (34,907)
   Platinum Investor III                                     40,988        (48,322)       (7,334)
   Platinum Investor FlexDirector                               114             (2)          112
   Platinum Investor PLUS                                     5,982         (1,774)        4,208
   Platinum Investor Survivor                                 5,195        (10,780)       (5,585)
   Platinum Investor Survivor II                              1,346         (6,192)       (4,846)
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                               712         (1,359)         (647)
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                               386           (713)         (327)
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                            12,280         (3,201)        9,079
Safeco RST Core Equity Portfolio
   Platinum Investor I & II                                  29,337       (305,514)     (276,177)
   Platinum Investor III                                     16,668        (80,604)      (63,936)

                                   VL-R - 48

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2004.

                                                     Accumulation  Accumulation  Net Increase
Divisions                                            Units Issued Units Redeemed  (Decrease)
---------------------------------------------------- ------------ -------------- ------------
Safeco RST Core Equity Portfolio - Continued
   Platinum Investor PLUS                                  203         (1,041)         (838)
   Platinum Investor Survivor                            6,952        (39,189)      (32,237)
   Platinum Investor Survivor II                           274           (461)         (187)
Safeco RST Growth Opportunities Portfolio
   Corporate America                                        31         (3,402)       (3,371)
   Platinum Investor I & II                             33,254       (429,745)     (396,491)
   Platinum Investor III                                31,627       (152,584)     (120,957)
   Platinum Investor PLUS                                1,137         (4,704)       (3,567)
   Platinum Investor Survivor                            2,113        (19,131)      (17,018)
   Platinum Investor Survivor II                        11,326        (34,569)      (23,243)
Scudder VIT Equity 500 Index Fund - Class A
   Legacy Plus                                             419           (232)          187
SunAmerica - Aggressive Growth Portfolio - Class 1
   Platinum Investor I & II                                337           (643)         (306)
   Platinum Investor III                                19,952         (5,233)       14,719
   Platinum Investor PLUS                                5,224         (1,000)        4,224
   Platinum Investor Survivor                            1,065            (46)        1,019
   Platinum Investor Survivor II                           189            (70)          119
SunAmerica - SunAmerica Balanced Portfolio - Class 1
   Platinum Investor I & II                                223           (171)           52
   Platinum Investor III                                34,706        (10,404)       24,302
   Platinum Investor PLUS                                9,680         (2,392)        7,288
   Platinum Investor Survivor II                         1,009           (166)          843
UIF Equity Growth Portfolio - Class I
   Platinum Investor I & II                             56,887        (94,152)      (37,265)
   Platinum Investor III                                27,185        (14,533)       12,652
   Platinum Investor PLUS                                2,823           (643)        2,180
   Platinum Investor Survivor                            4,070        (10,690)       (6,620)
   Platinum Investor Survivor II                            99            (21)           78
UIF High Yield Portfolio - Class I
   Platinum Investor I & II                             10,395        (42,991)      (32,596)
   Platinum Investor FlexDirector                        1,743             (8)        1,735
   Platinum Investor III                                13,057         (5,364)        7,693
   Platinum Investor PLUS                                2,069           (307)        1,762
   Platinum Investor Survivor                            3,093         (3,719)         (626)
   Platinum Investor Survivor II                         1,483           (932)          551
VALIC Company I - International Equities Fund
   AG Legacy Plus                                        6,548           (804)        5,744
   Platinum Investor I & II                             15,764        (67,617)      (51,853)
   Platinum Investor III                                31,840        (12,819)       19,021
   Platinum Investor FlexDirector                          359            (10)          349
   Platinum Investor PLUS                                5,046           (738)        4,308
   Platinum Investor Survivor                            3,192         (1,798)        1,394
   Platinum Investor Survivor II                         1,290           (330)          960

                                   VL-R - 49

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2004.

                                                 Accumulation  Accumulation  Net Increase
Divisions                                        Units Issued Units Redeemed  (Decrease)
-----------------------------------------------  ------------ -------------- ------------
VALIC Company I - Mid Cap Index Fund
   AG Legacy Plus                                     5,627           (931)       4,696
   Corporate America                                     48         (1,030)        (982)
   Corporate America (reduced surrender charge)         705             (1)         704
   Platinum Investor I & II                          40,325       (118,088)     (77,763)
   Platinum Investor III                            131,262        (55,612)      75,650
   Platinum Investor PLUS                            26,921         (4,209)      22,712
   Platinum Investor Survivor                        11,171         (8,306)       2,865
   Platinum Investor Survivor II                     16,206         (3,972)      12,234
VALIC Company I - Money Market I Fund
   AG Legacy Plus                                   100,017       (102,487)      (2,470)
   Corporate America                                 64,846        (63,733)       1,113
   Corporate America (reduced surrender charge)      32,328         (5,241)      27,087
   Legacy Plus                                          190           (107)          83
   Platinum Investor I & II                         278,917       (518,582)    (239,665)
   Platinum Investor III                          1,940,255     (1,875,974)      64,281
   Platinum Investor FlexDirector                    62,864        (57,978)       4,886
   Platinum Investor PLUS                           448,303       (438,160)      10,143
   Platinum Investor Survivor                        63,233        (87,075)     (23,842)
   Platinum Investor Survivor II                    162,859       (184,079)     (21,220)
VALIC Company I - Nasdaq-100 Index Fund
   Platinum Investor I & II                          33,616        (13,320)      20,296
   Platinum Investor III                            105,366        (83,209)      22,157
   Platinum Investor FlexDirector                        51             (3)          48
   Platinum Investor PLUS                             7,518         (1,658)       5,860
   Platinum Investor Survivor                        12,152         (2,977)       9,175
   Platinum Investor Survivor II                     11,245            (74)      11,171
VALIC Company I - Science & Technology Fund
   Platinum Investor I & II                          60,602        (17,466)      43,136
   Platinum Investor III                             58,249        (29,890)      28,359
   Platinum Investor FlexDirector                        55             (4)          51
   Platinum Investor PLUS                             2,112         (1,007)       1,105
   Platinum Investor Survivor                         4,225         (1,398)       2,827
   Platinum Investor Survivor II                        572           (193)         379
VALIC Company I - Small Cap Index Fund
   Corporate America                                     --           (507)        (507)
   Platinum Investor I & II                           8,079        (32,964)     (24,885)
   Platinum Investor III                             86,323        (21,958)      64,365
   Platinum Investor FlexDirector                        34             (2)          32
   Platinum Investor PLUS                            18,047         (2,261)      15,786
   Platinum Investor Survivor                         2,854         (8,362)      (5,508)
   Platinum Investor Survivor II                      1,893           (499)       1,394
VALIC Company I - Stock Index Fund
   AG Legacy Plus                                    33,622         (3,730)      29,892
   Corporate America                                     78           (354)        (276)
   Platinum Investor I & II                         189,803       (383,612)    (193,809)

                                   VL-R - 50

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2004.

                                                     Accumulation  Accumulation  Net Increase
Divisions                                            Units Issued Units Redeemed  (Decrease)
---------------------------------------------------- ------------ -------------- ------------
VALIC Company I - Stock Index Fund - Continued
   Platinum Investor III                               539,017      (1,016,672)    (477,655)
   Platinum Investor FlexDirector                           87              --           87
   Platinum Investor PLUS                               27,769          (6,712)      21,057
   Platinum Investor Survivor                           45,262        (293,260)    (247,998)
   Platinum Investor Survivor II                        54,155        (185,824)    (131,669)
Van Kampen LIT Emerging Growth Portfolio - Class I
   AG Legacy Plus                                        1,652          (2,943)      (1,291)
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                        2,796          (2,071)         725
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor I & II                             38,086         (24,886)      13,200
   Platinum Investor III                               119,619         (32,697)      86,922
   Platinum Investor FlexDirector                           34              (2)          32
   Platinum Investor PLUS                                9,642          (3,075)       6,567
   Platinum Investor Survivor                            7,296          (5,764)       1,532
   Platinum Investor Survivor II                         2,936          (1,055)       1,881
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor I & II                             36,007          (9,450)      26,557
   Platinum Investor III                               161,594         (34,787)     126,807
   Platinum Investor FlexDirector                           34              (2)          32
   Platinum Investor PLUS                               16,258          (3,487)      12,771
   Platinum Investor Survivor                           22,712          (7,868)      14,844
   Platinum Investor Survivor II                        21,213            (909)      20,304
Vanguard VIF REIT Index Portfolio
   Corporate America                                        --          (3,135)      (3,135)
   Platinum Investor I & II                             28,989          (8,935)      20,054
   Platinum Investor III                                98,189         (34,459)      63,730
   Platinum Investor FlexDirector                        3,872             (23)       3,849
   Platinum Investor PLUS                               31,592          (5,804)      25,788
   Platinum Investor Survivor                           11,750          (2,148)       9,602
   Platinum Investor Survivor II                        15,521          (1,475)      14,046

                                   VL-R - 51

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                         Investment
                                                                                           Income    Expense    Total
Divisions                                                   Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------- ------- ---------- ---------- ---------- --------- ----------
2005
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                           32,768   $ 9.41   $  308,334    0.74%     0.75%     17.05%
   Corporate America                                         4,331     9.15       39,611    0.62%     0.35%     17.52%
   Corporate America (reduced surrender charge)              1,888    13.67       25,808    0.62%     0.65%     17.17%
   Platinum Investor I & II                                303,611    13.02    3,953,631    0.64%     0.75%     17.05%
   Platinum Investor III                                   242,577    10.94    2,653,921    0.57%     0.70%     17.11%
   Platinum Investor IV                                     10,946    11.63      127,267    1.11%     0.70%     16.27%
   Platinum Investor FlexDirector                               82    13.42        1,100    1.25%     0.70%     17.11%
   Platinum Investor PLUS                                   15,378    15.14      232,771    0.78%     0.70%     17.11%
   Platinum Investor Survivor                               49,996     9.13      456,490    0.57%     0.40%     17.46%
   Platinum Investor Survivor II                             2,093    15.85       33,174    0.16%     0.75%     17.05%
AIM V.I. Premier Equity Fund - Series I
   Corporate America                                         5,660     6.57       37,172    0.84%     0.35%      5.29%
   Platinum Investor I & II                                763,942    10.42    7,961,692    0.81%     0.75%      4.87%
   Platinum Investor III                                   483,611     7.75    3,749,782    0.84%     0.70%      4.92%
   Platinum Investor IV                                      6,207    10.54       65,390    1.48%     0.70%      5.36%
   Platinum Investor FlexDirector                              389    10.70        4,164    0.56%     0.70%      4.92%
   Platinum Investor PLUS                                   19,332    11.25      217,528    0.90%     0.70%      4.92%
   Platinum Investor Survivor                              108,351     6.56      710,371    0.82%     0.40%      5.23%
   Platinum Investor Survivor II                             8,346     9.69       80,911    0.91%     0.75%      4.87%
Alger American Leveraged AllCap Portfolio - Class O Shares
   Platinum Investor I & II                                  7,478    14.69      109,883    0.00%     0.75%     13.59%
   Platinum Investor III                                    48,147    14.71      708,454    0.00%     0.70%     13.65%
   Platinum Investor IV                                      5,386    11.58       62,390    0.00%     0.70%     15.84%
   Platinum Investor FlexDirector                               87    11.60        1,008    0.00%     0.70%     13.65%
   Platinum Investor PLUS                                   11,227    14.71      165,196    0.00%     0.70%     13.65%
   Platinum Investor Survivor                                  158    14.83        2,338    0.00%     0.40%     13.99%
   Platinum Investor Survivor II                               193    14.69        2,842    0.00%     0.75%     13.59%
Alger American MidCap Growth Portfolio - Class O Shares
   Corporate America (reduced surrender charge)              1,173    12.43       14,580    0.00%     0.65%      9.11%
   Platinum Investor I & II                                  8,794    16.60      145,966    0.00%     0.75%      9.01%
   Platinum Investor III                                    59,995    16.62      997,163    0.00%     0.70%      9.06%
   Platinum Investor IV                                      4,283    11.00       47,112    0.00%     0.70%     10.00%
   Platinum Investor FlexDirector                            6,595    11.60       76,513    0.00%     0.70%      9.06%
   Platinum Investor PLUS                                    8,153    16.62      135,516    0.00%     0.70%      9.06%
   Platinum Investor Survivor                                  945    16.75       15,837    0.00%     0.40%      9.39%
   Platinum Investor Survivor II                             2,178    16.60       36,145    0.00%     0.75%      9.01%
American Century VP Value Fund - Class I
   AG Legacy Plus                                           29,373    17.55      515,430    0.91%     0.75%      4.25%
   Corporate America                                         2,515    16.18       40,705    0.53%     0.35%      4.67%
   Corporate America (reduced surrender charge)              7,554    11.21       84,683    0.53%     0.65%      4.35%
   Platinum Investor I & II                                263,440    15.85    4,176,032    0.88%     0.75%      4.25%
   Platinum Investor III                                   503,096    15.77    7,932,245    0.77%     0.70%      4.30%
   Platinum Investor IV                                     24,188    10.37      250,785    0.00%     0.70%      3.68%
   Platinum Investor FlexDirector                               47    11.29          530    0.76%     0.70%      4.30%
   Platinum Investor PLUS                                   54,262    13.36      724,814    0.81%     0.70%      4.30%
   Platinum Investor Survivor                               22,479    16.14      362,826    0.65%     0.40%      4.62%
   Platinum Investor Survivor II                            61,884    13.96      864,131    0.88%     0.75%      4.25%

                                   VL-R - 52

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                        Investment
                                                                                          Income    Expense    Total
Divisions                                                  Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------- ------- ---------- ---------- ---------- --------- ----------
2005 - Continued
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor I & II                                38,413   $ 7.90   $  303,486    0.00%     0.75%     -3.40%
   Platinum Investor III                                  122,544     7.74      948,802    0.00%     0.70%     -3.36%
   Platinum Investor IV                                     2,716     9.89       26,872    0.00%     0.70%     -1.07%
   Platinum Investor FlexDirector                           5,715     9.79       55,969    0.00%     0.70%     -3.36%
   Platinum Investor PLUS                                  10,800    12.36      133,478    0.00%     0.70%     -3.36%
   Platinum Investor Survivor                               3,169     8.04       25,490    0.00%     0.40%     -3.07%
   Platinum Investor Survivor II                            1,787    11.71       20,923    0.00%     0.75%     -3.40%
Dreyfus IP MidCap Stock Portfolio - Initial shares
   Platinum Investor I & II                                77,491    13.17    1,020,785    0.04%     0.75%      8.36%
   Platinum Investor III                                  226,387    12.96    2,934,707    0.03%     0.70%      8.41%
   Platinum Investor IV                                     4,649    10.88       50,588    0.00%     0.70%      8.81%
   Platinum Investor FlexDirector                               1    11.78           12    0.00%     0.70%      8.41%
   Platinum Investor PLUS                                  20,845    13.61      283,805    0.03%     0.70%      8.41%
   Platinum Investor Survivor                              14,773    13.41      198,157    0.03%     0.40%      8.74%
   Platinum Investor Survivor II                            8,917    14.91      132,916    0.03%     0.75%      8.36%
Dreyfus VIF Developing Leaders Portfolio - Initial shares
   Corporate America                                        5,611    12.14       68,140    0.00%     0.35%      5.43%
   Corporate America (reduced surrender charge)               829    11.39        9,438    0.00%     0.65%      5.12%
   Platinum Investor I & II                               352,535    14.61    5,151,944    0.00%     0.75%      5.01%
   Platinum Investor III                                  448,236    11.26    5,049,247    0.00%     0.70%      5.06%
   Platinum Investor IV                                     4,825    10.72       51,735    0.00%     0.70%      7.22%
   Platinum Investor FlexDirector                             503    10.68        5,372    0.00%     0.70%      5.06%
   Platinum Investor PLUS                                  32,044    12.16      389,665    0.00%     0.70%      5.06%
   Platinum Investor Survivor                              60,276    12.12      730,742    0.00%     0.40%      5.38%
   Platinum Investor Survivor II                           31,277    13.21      413,095    0.00%     0.75%      5.01%
Dreyfus VIF Quality Bond Portfolio - Initial shares
   Corporate America                                        2,486    13.64       33,915    3.56%     0.35%      2.12%
   Corporate America (reduced surrender charge)             4,157    10.41       43,253    3.56%     0.65%      1.82%
   Platinum Investor I & II                               295,506    13.56    4,006,889    3.56%     0.75%      1.71%
   Platinum Investor III                                  259,417    12.85    3,333,169    3.74%     0.70%      1.77%
   Platinum Investor IV                                     7,153    10.09       72,187    2.51%     0.70%      0.92%
   Platinum Investor PLUS                                  21,599    11.39      246,034    3.61%     0.70%      1.77%
   Platinum Investor Survivor                              18,197    13.62      247,796    3.28%     0.40%      2.07%
   Platinum Investor Survivor II                            9,733    11.43      111,254    3.54%     0.75%      1.71%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                          17,804    11.01      196,081    2.63%     0.75%      3.01%
   Platinum Investor I & II                               172,041    10.48    1,803,598    2.65%     0.75%      3.01%
   Platinum Investor III                                  248,098    10.47    2,596,756    2.24%     0.70%      3.06%
   Platinum Investor IV                                     3,301    10.30       34,007    0.00%     0.70%      3.01%
   Platinum Investor FlexDirector                             729    10.47        7,634    0.00%     0.70%      3.06%
   Platinum Investor PLUS                                  24,645    11.97      294,879    2.20%     0.70%      3.06%
   Platinum Investor Survivor                              10,120    10.67      108,029    2.38%     0.40%      3.37%
   Platinum Investor Survivor II                           12,871    11.68      150,292    2.21%     0.75%      3.01%
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                          41,343    14.36      593,539    0.12%     0.75%     15.78%
   Corporate America                                        2,464    12.85       31,663    0.09%     0.35%     16.24%
   Corporate America (reduced surrender charge)             4,208    12.76       53,697    0.09%     0.65%     15.89%

                                   VL-R - 53

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                                 Investment
                                                                                                   Income    Expense    Total
Divisions                                                         Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------------- --------- ---------- ----------- ---------- --------- ----------
2005 - Continued
Fidelity VIP Contrafund Portfolio - Service Class 2 - Continued
   Platinum Investor I & II                                       433,714  $  12.59  $ 5,458,933    0.13%     0.75%     15.78%
   Platinum Investor III                                        1,174,986     12.43   14,603,155    0.12%     0.70%     15.84%
   Platinum Investor IV                                            34,820     11.46      398,996    0.00%     0.70%     14.59%
   Platinum Investor FlexDirector                                   5,556     12.69       70,488    0.04%     0.70%     15.84%
   Platinum Investor PLUS                                         141,910     14.87    2,110,564    0.10%     0.70%     15.84%
   Platinum Investor Survivor                                      89,331     12.82    1,144,849    0.12%     0.40%     16.18%
   Platinum Investor Survivor II                                   58,221     15.67      912,410    0.12%     0.75%     15.78%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                                  57,321     11.55      662,077    1.48%     0.75%      4.78%
   Corporate America                                                4,719     11.92       56,248    1.58%     0.35%      5.20%
   Corporate America (reduced surrender charge)                    13,635     11.34      154,584    1.58%     0.65%      4.89%
   Platinum Investor I & II                                       298,694     11.68    3,487,648    1.57%     0.75%      4.78%
   Platinum Investor III                                          849,719     11.70    9,940,258    1.25%     0.70%      4.84%
   Platinum Investor IV                                            20,666     10.47      216,404    0.00%     0.70%      4.72%
   Platinum Investor FlexDirector                                   1,283     11.14       14,285    0.78%     0.70%      4.84%
   Platinum Investor PLUS                                          72,117     12.60      908,410    1.23%     0.70%      4.84%
   Platinum Investor Survivor                                      87,502     11.89    1,040,329    1.61%     0.40%      5.15%
   Platinum Investor Survivor II                                   58,352     12.77      745,340    1.35%     0.75%      4.78%
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                                  26,555      8.50      225,771    0.27%     0.75%      4.72%
   Corporate America                                                   --      7.26           --    0.22%     0.35%      5.13%
   Corporate America (reduced surrender charge)                     8,299     11.22       93,130    0.22%     0.65%      4.82%
   Platinum Investor I & II                                       229,431      7.11    1,631,987    0.33%     0.75%      4.72%
   Platinum Investor III                                        1,144,468      7.05    8,071,149    0.25%     0.70%      4.77%
   Platinum Investor IV                                            17,717     10.62      188,184    0.00%     0.70%      6.22%
   Platinum Investor FlexDirector                                   4,788     10.21       48,901    0.33%     0.70%      4.77%
   Platinum Investor PLUS                                         103,309     11.35    1,172,519    0.24%     0.70%      4.77%
   Platinum Investor Survivor                                      66,757      7.24      483,521    0.28%     0.40%      5.08%
   Platinum Investor Survivor II                                   41,498     10.09      418,570    0.20%     0.75%      4.72%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Corporate America (reduced surrender charge)                    12,662     13.49      170,834    0.00%     0.65%     17.25%
   Platinum Investor I & II                                         9,968     20.29      202,196    0.00%     0.75%     17.14%
   Platinum Investor III                                          188,760     20.31    3,834,116    0.00%     0.70%     17.19%
   Platinum Investor IV                                            15,896     11.54      183,376    0.00%     0.70%     15.36%
   Platinum Investor FlexDirector                                     523     13.58        7,105    0.00%     0.70%     17.19%
   Platinum Investor PLUS                                          10,265     20.31      208,499    0.00%     0.70%     17.19%
   Platinum Investor Survivor                                      13,668     20.48      279,857    0.00%     0.40%     17.55%
   Platinum Investor Survivor II                                    6,476     20.29      131,373    0.00%     0.75%     17.14%
Franklin Templeton - Franklin Small Cap Value Securities
  Fund - Class 2
   Corporate America (reduced surrender charge)                     3,208     12.20       39,130    0.24%     0.65%      8.06%
   Platinum Investor I & II                                        14,598     17.60      256,872    1.00%     0.75%      7.96%
   Platinum Investor III                                          180,608     17.62    3,182,234    1.09%     0.70%      8.01%
   Platinum Investor IV                                            15,977     10.69      170,753    0.31%     0.70%      6.87%
   Platinum Investor FlexDirector                                     297     12.59        3,742    0.50%     0.70%      8.01%
   Platinum Investor PLUS                                          22,076     17.62      388,964    0.77%     0.70%      8.01%
   Platinum Investor Survivor                                      15,477     17.76      274,888    1.40%     0.40%      8.33%
Platinum Investor Survivor II                                       8,288     17.60      145,839    2.06%     0.75%      7.96%

                                   VL-R - 54

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                              Investment
                                                                                                Income    Expense    Total
Divisions                                                      Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------ --------- ---------- ----------- ---------- --------- ----------
2005 - Continued
Franklin Templeton - Franklin Small-Mid Cap Growth
  Securities Fund - Class 2 (1)
   AG Legacy Plus                                               18,250   $ 7.29   $   133,093    0.00%     0.75%      4.01%
Franklin Templeton - Franklin U.S. Government Fund -
  Class 2
   Platinum Investor I & II                                     28,583    11.57       330,815   12.95%     0.75%      1.64%
   Platinum Investor III                                     1,055,949    11.60    12,246,014    4.54%     0.70%      1.69%
   Platinum Investor IV                                          4,565    10.11        46,137    1.46%     0.70%      1.07%
   Platinum Investor PLUS                                       40,074    11.22       449,553    4.28%     0.70%      1.69%
   Platinum Investor Survivor                                    9,591    11.74       112,573   10.64%     0.40%      2.00%
   Platinum Investor Survivor II                                16,286    11.57       188,498    8.18%     0.75%      1.64%
Franklin Templeton - Mutual Shares Securities Fund - Class 2
   Platinum Investor I & II                                    100,052    13.35     1,335,396    1.14%     0.75%      9.73%
   Platinum Investor III                                       551,644    13.37     7,377,455    0.88%     0.70%      9.79%
   Platinum Investor IV                                          9,575    10.94       104,772    0.51%     0.70%      9.42%
   Platinum Investor FlexDirector                                3,626    11.78        42,710    1.46%     0.70%      9.79%
   Platinum Investor PLUS                                       30,917    13.15       406,562    0.86%     0.70%      9.79%
   Platinum Investor Survivor                                    2,657    13.53        35,958    0.69%     0.40%     10.11%
   Platinum Investor Survivor II                                 5,450    13.35        72,744    1.41%     0.75%      9.73%
Franklin Templeton - Templeton Foreign Securities Fund -
  Class 2
   AG Legacy Plus                                               17,097    10.85       185,470    1.12%     0.75%      9.35%
   Platinum Investor I & II                                     92,614    13.58     1,257,319    1.17%     0.75%      9.35%
   Platinum Investor III                                       633,011    13.60     8,610,818    1.10%     0.70%      9.40%
   Platinum Investor IV                                         13,779    10.86       149,627    0.31%     0.70%      8.59%
   Platinum Investor FlexDirector                                1,842    12.15        22,381    1.41%     0.70%      9.40%
   Platinum Investor PLUS                                       26,178    13.15       344,295    1.12%     0.70%      9.40%
   Platinum Investor Survivor                                    5,751    13.77        79,176    0.48%     0.40%      9.73%
   Platinum Investor Survivor II                                53,115    13.58       721,076    0.99%     0.75%      9.35%
Goldman Sachs Capital Growth Fund
   Platinum Investor I & II                                     13,281     9.46       125,593    0.15%     0.75%      2.17%
   Platinum Investor III                                        12,698     9.48       120,387    0.14%     0.70%      2.23%
   Platinum Investor PLUS                                          112    11.58         1,294    0.15%     0.70%      2.23%
   Platinum Investor Survivor                                  667,804     9.63     6,428,556    0.15%     0.40%      2.53%
   Platinum Investor Survivor II                               170,190    10.05     1,710,032    0.14%     0.75%      2.17%
Janus Aspen Series International Growth Portfolio - Service
  Shares
   Corporate America                                                --    10.55            --    1.45%     0.35%     31.48%
   Platinum Investor I & II                                    117,254    10.33     1,211,612    1.05%     0.75%     30.96%
   Platinum Investor III                                       259,706    10.27     2,666,639    1.01%     0.70%     31.02%
   Platinum Investor IV                                         10,054    12.91       129,774    1.05%     0.70%     29.07%
   Platinum Investor FlexDirector                               14,209    14.25       202,421    1.04%     0.70%     31.02%
   Platinum Investor PLUS                                       21,316    16.45       350,743    0.92%     0.70%     31.02%
   Platinum Investor Survivor                                   37,349    10.52       392,972    1.12%     0.40%     31.41%
   Platinum Investor Survivor II                                 6,116    16.24        99,349    1.05%     0.75%     30.96%
Janus Aspen Series Mid Cap Growth Portfolio - Service
  Shares
   Corporate America                                               316     6.03         1,902    0.00%     0.35%     11.64%
   Platinum Investor I & II                                     75,195     5.90       443,960    0.00%     0.75%     11.19%
   Platinum Investor III                                       390,008     5.76     2,247,637    0.00%     0.70%     11.25%
   Platinum Investor IV                                          1,687    11.18        18,865    0.00%     0.70%     11.83%
   Platinum Investor PLUS                                       10,625    15.06       160,004    0.00%     0.70%     11.25%
   Platinum Investor Survivor                                    8,892     6.01        53,459    0.00%     0.40%     11.58%

                                   VL-R - 55

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                             Investment
                                                                                               Income    Expense    Total
Divisions                                                       Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------- ------- ---------- ---------- ---------- --------- ----------
2005 - Continued
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares -
  Continued
   Platinum Investor Survivor II                                 2,532  $  13.44  $   34,013    0.00%     0.75%     11.19%
Janus Aspen Series Worldwide Growth Portfolio - Service
  Shares
   Corporate America                                             2,714      6.95      18,860    1.51%     0.35%      5.20%
   Corporate America (reduced surrender charge)                  4,150     11.56      47,979    1.51%     0.65%      4.89%
   Platinum Investor I & II                                    108,684      6.81     739,710    1.15%     0.75%      4.78%
   Platinum Investor III                                       374,289      6.75   2,526,992    1.19%     0.70%      4.83%
   Platinum Investor IV                                          5,045     10.54      53,177    1.27%     0.70%      5.40%
   Platinum Investor PLUS                                       15,036     10.78     162,111    1.26%     0.70%      4.83%
   Platinum Investor Survivor                                   25,941      6.93     179,779    1.23%     0.40%      5.15%
   Platinum Investor Survivor II                                25,510     10.32     263,280    0.88%     0.75%      4.78%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                                      6,830     16.11     110,019    0.26%     0.75%      8.40%
   Platinum Investor III                                       200,737     16.13   3,237,786    0.29%     0.70%      8.45%
   Platinum Investor IV                                         10,108     10.69     108,048    0.01%     0.70%      6.90%
   Platinum Investor PLUS                                        8,871     16.13     143,086    0.17%     0.70%      8.45%
   Platinum Investor Survivor                                   15,861     16.26     257,881    0.34%     0.40%      8.78%
   Platinum Investor Survivor II                                10,417     16.11     167,797    0.58%     0.75%      8.40%
JPMorgan Small Company Portfolio
   Platinum Investor I & II                                     49,513     11.71     579,930    0.00%     0.75%      2.65%
   Platinum Investor III                                       100,496     11.53   1,158,901    0.00%     0.70%      2.70%
   Platinum Investor IV                                          3,551     10.48      37,209    0.00%     0.70%      4.78%
   Platinum Investor FlexDirector                                   59     12.44         739    0.00%     0.70%      2.70%
   Platinum Investor PLUS                                        9,456     14.36     135,771    0.00%     0.70%      2.70%
   Platinum Investor Survivor                                    1,678     11.93      20,009    0.00%     0.40%      3.00%
   Platinum Investor Survivor II                                 4,940     15.05      74,351    0.00%     0.75%      2.65%
MFS VIT Capital Opportunities Series - Initial Class
   Corporate America                                                61      6.88         420    0.00%     0.35%      1.33%
   Platinum Investor I & II                                    102,935      6.74     693,317    0.73%     0.75%      0.93%
   Platinum Investor III                                       402,031      6.80   2,734,163    0.73%     0.70%      0.98%
   Platinum Investor IV                                          3,161     10.35      32,714    0.05%     0.70%      3.51%
   Platinum Investor FlexDirector                                  343     10.68       3,664    0.50%     0.70%      0.98%
   Platinum Investor PLUS                                       41,777     11.46     478,568    0.72%     0.70%      0.98%
   Platinum Investor Survivor                                   32,045      6.86     219,779    0.78%     0.40%      1.28%
   Platinum Investor Survivor II                                 3,440     10.43      35,883    0.73%     0.75%      0.93%
MFS VIT Emerging Growth Series - Initial Class
   AG Legacy Plus                                                9,979     11.62     115,986    0.00%     0.75%      8.38%
   Corporate America                                                --      5.38          --    0.00%     0.35%      8.81%
   Corporate America (reduced surrender charge)                  1,688     12.34      20,834    0.00%     0.65%      8.48%
   Platinum Investor I & II                                    633,175     11.32   7,165,076    0.00%     0.75%      8.38%
   Platinum Investor III                                       679,181      5.99   4,071,476    0.00%     0.70%      8.43%
   Platinum Investor IV                                          4,405     11.14      49,067    0.00%     0.70%     11.38%
   Platinum Investor FlexDirector                                  331     11.41       3,773    0.00%     0.70%      8.43%
   Platinum Investor PLUS                                       37,583     12.62     474,425    0.00%     0.70%      8.43%
   Platinum Investor Survivor                                  116,222      5.38     624,792    0.00%     0.40%      8.76%
   Platinum Investor Survivor II                                 3,808     10.85      41,330    0.00%     0.75%      8.38%
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                               19,993      8.18     163,457    0.00%     0.75%      4.46%

                                   VL-R - 56

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                         Investment
                                                                                           Income    Expense    Total
Divisions                                                   Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------- ------- ---------- ---------- ---------- --------- ----------
2005 - Continued
MFS VIT New Discovery Series - Initial Class - Continued
   Corporate America                                         2,497   $ 8.94   $   22,327    0.00%     0.35%      4.88%
   Platinum Investor I & II                                 70,119     8.76      614,070    0.00%     0.75%      4.46%
   Platinum Investor III                                   282,484     8.58    2,424,535    0.00%     0.70%      4.51%
   Platinum Investor IV                                      3,830    10.76       41,230    0.00%     0.70%      7.64%
   Platinum Investor FlexDirector                              409    10.40        4,250    0.00%     0.70%      4.51%
   Platinum Investor PLUS                                   20,194    11.66      235,469    0.00%     0.70%      4.51%
   Platinum Investor Survivor                               11,787     8.92      105,111    0.00%     0.40%      4.83%
   Platinum Investor Survivor II                             8,801    11.23       98,842    0.00%     0.75%      4.46%
MFS VIT Research Series - Initial Class
   Corporate America                                            --     8.19           --    0.99%     0.35%      7.42%
   Corporate America (reduced surrender charge)                 --    12.05           --    0.99%     0.65%      7.10%
   Platinum Investor I & II                                 42,324     8.02      339,466    0.46%     0.75%      7.00%
   Platinum Investor III                                   179,928     7.99    1,438,273    0.45%     0.70%      7.05%
   Platinum Investor IV                                      2,508    10.67       26,765    0.00%     0.70%      6.72%
   Platinum Investor FlexDirector                              202    11.52        2,326    0.31%     0.70%      7.05%
   Platinum Investor PLUS                                    8,867    12.63      112,031    0.45%     0.70%      7.05%
   Platinum Investor Survivor                                9,890     8.17       80,775    0.49%     0.40%      7.37%
   Platinum Investor Survivor II                             6,637    11.76       78,081    0.41%     0.75%      7.00%
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                          129,022     6.36      820,117    2.12%     0.75%      2.05%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Corporate America                                            --     7.37           --    0.00%     0.35%     13.34%
   Corporate America (reduced surrender charge)                957    12.83       12,280    0.00%     0.65%     13.01%
   Platinum Investor I & II                                 59,320     7.22      428,152    0.00%     0.75%     12.89%
   Platinum Investor III                                   312,523     7.10    2,219,037    0.00%     0.70%     12.95%
   Platinum Investor IV                                      4,230    11.30       47,791    0.00%     0.70%     12.98%
   Platinum Investor FlexDirector                              536    12.49        6,690    0.00%     0.70%     12.95%
   Platinum Investor PLUS                                   38,696    13.24      512,286    0.00%     0.70%     12.95%
   Platinum Investor Survivor                               27,509     7.35      202,176    0.00%     0.40%     13.29%
   Platinum Investor Survivor II                            10,134    12.14      123,066    0.00%     0.75%     12.89%
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                            8,341    13.28      110,794    0.63%     0.75%     17.17%
Oppenheimer Balanced Fund/VA - Non-Service Shares
   Platinum Investor I & II                                 12,083    13.38      161,680    1.82%     0.75%      3.11%
   Platinum Investor III                                    39,564    13.40      530,087    1.64%     0.70%      3.17%
   Platinum Investor IV                                     13,581    10.24      139,032    0.00%     0.70%      2.37%
   Platinum Investor FlexDirector                               33    10.92          355    0.00%     0.70%      3.17%
   Platinum Investor PLUS                                    4,273    13.40       57,255    0.64%     0.70%      3.17%
   Platinum Investor Survivor                                  433    13.51        5,853   15.63%     0.40%      3.48%
   Platinum Investor Survivor II                             4,026    13.38       53,866    1.66%     0.75%      3.11%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor I & II                                 12,012    19.08      229,194    1.55%     0.75%     13.46%
   Platinum Investor III                                    89,885    19.11    1,717,343    0.82%     0.70%     13.51%
   Platinum Investor IV                                     14,555    11.60      168,845    0.00%     0.70%     16.01%
   Platinum Investor FlexDirector                               10    12.68          132    0.32%     0.70%     13.51%
   Platinum Investor PLUS                                    8,797    19.11      168,068    0.81%     0.70%     13.51%
   Platinum Investor Survivor                                4,782    19.26       92,101    0.64%     0.40%     13.85%

                                   VL-R - 57

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                         Investment
                                                                                           Income    Expense    Total
Divisions                                                 Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------- --------- ---------- ----------- ---------- --------- ----------
2005 - Continued
Oppenheimer Global Securities Fund/VA - Non-Service
  Shares - Continued
   Platinum Investor Survivor II                            3,411  $  19.08  $    65,075    1.05%     0.75%     13.46%
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                           8,291     12.71      105,365    6.07%     0.75%      1.55%
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                          39,631     14.19      562,357    2.58%     0.75%      1.33%
   Corporate America                                        2,227     15.78       35,144    2.82%     0.35%      1.74%
   Corporate America (reduced surrender charge)             5,843     10.46       61,112    2.82%     0.65%      1.43%
   Platinum Investor I & II                               169,980     15.46    2,627,400    2.82%     0.75%      1.33%
   Platinum Investor III                                  472,070     15.53    7,330,772    2.58%     0.70%      1.38%
   Platinum Investor IV                                    13,415     10.03      134,583    2.25%     0.70%      0.32%
   Platinum Investor FlexDirector                             552     10.52        5,813    2.37%     0.70%      1.38%
   Platinum Investor PLUS                                  34,717     13.11      455,156    2.82%     0.70%      1.38%
   Platinum Investor Survivor                              50,322     15.74      792,015    2.53%     0.40%      1.69%
   Platinum Investor Survivor II                           25,695     13.28      341,190    2.44%     0.75%      1.33%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Corporate America                                        1,293     11.54       14,927    2.65%     0.35%      2.14%
   Platinum Investor I & II                               102,222     11.31    1,155,888    2.02%     0.75%      1.74%
   Platinum Investor III                                  222,854     11.33    2,524,319    2.79%     0.70%      1.79%
   Platinum Investor IV                                    12,215     10.16      124,159    2.60%     0.70%      1.64%
   Platinum Investor FlexDirector                           6,204     10.22       63,427    3.13%     0.70%      1.79%
   Platinum Investor PLUS                                  27,436     10.54      289,255    2.63%     0.70%      1.79%
   Platinum Investor Survivor                              32,107     11.51      369,672    2.64%     0.40%      2.09%
   Platinum Investor Survivor II                           29,438     10.63      313,034    2.73%     0.75%      1.74%
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                          41,035     12.64      518,568    3.37%     0.75%      1.69%
   Corporate America                                           --     13.52           --    3.42%     0.35%      2.09%
   Corporate America (reduced surrender charge)             4,324     10.26       44,383    3.42%     0.65%      1.79%
   Platinum Investor I & II                               304,679     13.24    4,034,932    3.53%     0.75%      1.69%
   Platinum Investor III                                1,208,514     13.32   16,098,999    4.27%     0.70%      1.74%
   Platinum Investor IV                                    22,535     10.12      228,029    2.96%     0.70%      1.19%
   Platinum Investor FlexDirector                           9,165     10.42       95,488    3.74%     0.70%      1.74%
   Platinum Investor PLUS                                  67,040     11.61      778,460    3.52%     0.70%      1.74%
   Platinum Investor Survivor                              97,859     13.48    1,319,594    4.43%     0.40%      2.04%
   Platinum Investor Survivor II                           93,995     11.71    1,101,055    4.68%     0.75%      1.69%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                               217,065     10.77    2,337,632    1.32%     0.75%      5.38%
   Platinum Investor III                                   54,104     10.77      582,964    1.29%     0.70%      5.43%
   Platinum Investor PLUS                                   1,048     10.77       11,287    1.32%     0.70%      5.43%
   Platinum Investor Survivor                              27,282     10.81      294,897    1.32%     0.40%      5.75%
   Platinum Investor Survivor II                              558     10.77        6,012    1.57%     0.75%      5.38%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                        3,402     10.93       37,194    0.00%     0.35%      6.31%
   Platinum Investor I & II                               309,209     10.89    3,366,299    0.00%     0.75%      5.89%
   Platinum Investor III                                  135,246     10.89    1,473,170    0.00%     0.70%      5.94%
   Platinum Investor PLUS                                   5,652     10.89       61,565    0.00%     0.70%      5.94%
   Platinum Investor Survivor                              11,323     10.93      123,729    0.00%     0.40%      6.26%
   Platinum Investor Survivor II                           19,598     10.89      213,357    0.00%     0.75%      5.89%

                                   VL-R - 58

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                        Investment
                                                                                          Income    Expense    Total
Divisions                                                  Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------- ------- ---------- ---------- ---------- --------- ----------
2005 - Continued
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                          13,413  $  14.03  $  188,182    7.19%     0.75%      2.28%
   Corporate America                                      453,182     14.39   6,519,762    6.70%     0.35%      2.69%
   Corporate America (reduced surrender charge)             8,287     10.63      88,056    6.70%     0.65%      2.38%
   Platinum Investor I & II                                69,950     13.55     947,869    6.86%     0.75%      2.28%
   Platinum Investor III                                  165,340     14.52   2,401,485    4.20%     0.70%      2.33%
   Platinum Investor IV                                     4,050     10.11      40,950    0.00%     0.70%      1.10%
   Platinum Investor FlexDirector                             126     10.87       1,369    4.78%     0.70%      2.33%
   Platinum Investor PLUS                                   7,836     13.46     105,479    6.41%     0.70%      2.33%
   Platinum Investor Survivor                               9,432     14.36     135,474    1.64%     0.40%      2.64%
   Platinum Investor Survivor II                            1,832     13.82      25,327    8.15%     0.75%      2.28%
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                      557,678     11.80   6,579,575    1.43%     0.35%      4.86%
   Corporate America (reduced surrender charge)            13,093     11.25     147,352    1.43%     0.65%      4.55%
   Platinum Investor I & II                               407,918     12.17   4,966,360    1.59%     0.75%      4.44%
   Platinum Investor III                                  559,533     11.00   6,155,601    1.47%     0.70%      4.50%
   Platinum Investor IV                                    18,263     10.39     189,737    0.00%     0.70%      3.89%
   Platinum Investor FlexDirector                          11,478     11.03     126,565    1.38%     0.70%      4.50%
   Platinum Investor PLUS                                  33,887     12.31     417,233    1.43%     0.70%      4.50%
   Platinum Investor Survivor                              63,377     11.78     746,490    1.71%     0.40%      4.81%
   Platinum Investor Survivor II                            5,634     12.07      68,027    1.72%     0.75%      4.44%
Putnam VT International Growth and Income Fund - Class IB
   Corporate America                                           --     12.61          --    1.54%     0.35%     13.70%
   Corporate America (reduced surrender charge)               246     13.04       3,212    1.54%     0.65%     13.36%
   Platinum Investor I & II                               175,186     14.58   2,554,483    0.85%     0.75%     13.25%
   Platinum Investor III                                  176,714     12.91   2,282,174    1.21%     0.70%     13.31%
   Platinum Investor IV                                     8,958     11.32     101,365    0.00%     0.70%     13.15%
   Platinum Investor FlexDirector                             187     12.81       2,390    0.55%     0.70%     13.31%
   Platinum Investor PLUS                                  12,489     15.18     189,541    0.70%     0.70%     13.31%
   Platinum Investor Survivor                              34,596     12.59     435,400    0.87%     0.40%     13.65%
   Platinum Investor Survivor II                            8,453     16.48     139,346    0.78%     0.75%     13.25%
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                          19,801     21.04     416,707    0.19%     0.75%      6.23%
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                          16,995      6.19     105,252    0.00%     0.75%     11.31%
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                          66,242      6.04     399,942    0.59%     0.75%      4.91%
Scudder VIT Equity 500 Index Fund - Class A
   Legacy Plus                                                 --     10.55          --    2.93%     0.75%      3.90%
SunAmerica - Aggressive Growth Portfolio - Class 1
   Platinum Investor I & II                                21,479     12.49     268,304    0.00%     0.75%      7.93%
   Platinum Investor III                                   43,699     12.51     546,865    0.00%     0.70%      7.98%
   Platinum Investor IV                                     3,453     10.62      36,675    0.00%     0.70%      6.20%
   Platinum Investor PLUS                                   8,418     13.29     111,874    0.00%     0.70%      7.98%
   Platinum Investor Survivor                                 888     12.65      11,239    0.00%     0.40%      8.30%
   Platinum Investor Survivor II                              647     12.49       8,085    0.00%     0.75%      7.93%
SunAmerica - SunAmerica Balanced Portfolio - Class 1
   Platinum Investor I & II                                   725     10.84       7,860    3.86%     0.75%      1.14%

                                   VL-R - 59

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                     Investment
                                                                                       Income    Expense    Total
Divisions                                               Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------ ------- ---------- ---------- ---------- --------- ----------
2005 - Continued
SunAmerica - SunAmerica Balanced Portfolio - Class 1 -
  Continued
   Platinum Investor III                                64,701  $  10.86  $  702,653    2.66%     0.70%      1.19%
   Platinum Investor IV                                  4,063     10.12      41,111    3.69%     0.70%      1.17%
   Platinum Investor PLUS                               17,524     11.20     196,315    2.60%     0.70%      1.19%
   Platinum Investor Survivor II                         1,541     10.84      16,703    2.73%     0.75%      1.14%
UIF Equity Growth Portfolio - Class I
   Platinum Investor I & II                            278,116     11.79   3,279,112    0.47%     0.75%     14.85%
   Platinum Investor III                                88,812      7.92     703,309    0.46%     0.70%     14.90%
   Platinum Investor IV                                  1,164     11.87      13,815    0.31%     0.70%     18.72%
   Platinum Investor PLUS                                4,916     12.61      61,991    0.46%     0.70%     14.90%
   Platinum Investor Survivor                           21,789      7.58     165,054    0.46%     0.40%     15.25%
   Platinum Investor Survivor II                           336     11.13       3,735    0.45%     0.75%     14.85%
UIF High Yield Portfolio - Class I
   Platinum Investor I & II                             81,303     11.17     908,279    7.18%     0.75%      0.30%
   Platinum Investor III                                28,540     11.59     330,786    7.30%     0.70%      0.35%
   Platinum Investor IV                                    798      9.99       7,976    1.87%     0.70%     -0.11%
   Platinum Investor FlexDirector                        2,432     10.83      26,347    7.68%     0.70%      0.35%
   Platinum Investor PLUS                                3,164     12.94      40,952    7.87%     0.70%      0.35%
   Platinum Investor Survivor                           72,980     10.90     795,784   12.17%     0.40%      0.65%
   Platinum Investor Survivor II                         5,458     12.63      68,916    6.29%     0.75%      0.30%
VALIC Company I - International Equities Fund
   AG Legacy Plus                                       14,963      9.54     142,691    1.63%     0.75%     16.11%
   Platinum Investor I & II                             73,508     12.23     899,274    1.66%     0.75%     16.11%
   Platinum Investor III                                90,430     10.59     957,210    1.75%     0.70%     16.17%
   Platinum Investor IV                                  1,971     11.57      22,799    1.26%     0.70%     15.68%
   Platinum Investor FlexDirector                          605     13.01       7,871    1.23%     0.70%     16.17%
   Platinum Investor PLUS                               11,992     13.86     166,203    1.55%     0.70%     16.17%
   Platinum Investor Survivor                           14,245      9.41     133,999    1.75%     0.40%     16.52%
   Platinum Investor Survivor II                         1,326     14.40      19,100    1.73%     0.75%     16.11%
VALIC Company I - Mid Cap Index Fund
   AG Legacy Plus                                       22,947     14.33     328,807    0.93%     0.75%     11.36%
   Corporate America                                     5,967     15.63      93,231    0.97%     0.35%     11.81%
   Corporate America (reduced surrender charge)          2,099     12.56      26,356    0.97%     0.65%     11.47%
   Platinum Investor I & II                            375,993     21.25   7,988,267    0.98%     0.75%     11.36%
   Platinum Investor III                               435,960     13.96   6,087,361    0.98%     0.70%     11.42%
   Platinum Investor IV                                 10,165     11.15     113,354    0.72%     0.70%     11.51%
   Platinum Investor FlexDirector                           37     12.10         451    0.70%     0.70%     11.42%
   Platinum Investor PLUS                               41,815     14.38     601,133    0.94%     0.70%     11.42%
   Platinum Investor Survivor                           62,602     15.60     976,586    0.99%     0.40%     11.75%
   Platinum Investor Survivor II                        28,083     15.67     440,177    0.94%     0.75%     11.36%
VALIC Company I - Money Market I Fund
   AG Legacy Plus                                       28,169     10.72     302,068    3.28%     0.75%      1.96%
   Corporate America                                        --     11.20          --    1.17%     0.35%      2.37%
   Corporate America (reduced surrender charge)          5,751     10.23      58,803    1.17%     0.65%      2.06%
   Legacy Plus                                              --     11.29          --    3.50%     0.75%      1.96%
   Platinum Investor I & II                            753,360     11.82   8,904,036    2.58%     0.75%      1.96%
   Platinum Investor III                               739,009     10.65   7,869,198    2.87%     0.70%      2.01%
   Platinum Investor IV                                 34,550     10.19     352,032    3.79%     0.70%      1.89%

                                   VL-R - 60

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                      Investment
                                                                                        Income    Expense    Total
Divisions                                              Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------- --------- ---------- ----------- ---------- --------- ----------
2005 - Continued
VALIC Company I - Money Market I Fund - Continued
   Platinum Investor FlexDirector                           --  $  10.22  $        --    0.79%     0.70%      2.01%
   Platinum Investor PLUS                               38,373     10.23      392,587    3.01%     0.70%      2.01%
   Platinum Investor Survivor                          161,850     11.18    1,809,085    3.05%     0.40%      2.32%
   Platinum Investor Survivor II                       474,926     10.25    4,867,384    2.82%     0.75%      1.96%
VALIC Company I - Nasdaq-100 Index Fund
   Platinum Investor I & II                            208,009      4.87    1,013,403    0.13%     0.75%      0.49%
   Platinum Investor III                               500,610      4.79    2,397,938    0.13%     0.70%      0.54%
   Platinum Investor IV                                  1,478     10.63       15,709    0.08%     0.70%      6.28%
   Platinum Investor FlexDirector                           72     10.84          785    0.10%     0.70%      0.54%
   Platinum Investor PLUS                               16,202     13.73      222,513    0.14%     0.70%      0.54%
   Platinum Investor Survivor                           12,264      4.96       60,838    0.08%     0.40%      0.84%
   Platinum Investor Survivor II                        52,347     10.33      540,517    0.14%     0.75%      0.49%
VALIC Company I - Science & Technology Fund
   Platinum Investor I & II                             74,475      4.05      301,637    0.00%     0.75%      2.56%
   Platinum Investor III                               200,266      4.02      804,835    0.00%     0.70%      2.61%
   Platinum Investor IV                                  1,452     10.62       15,422    0.00%     0.70%      6.23%
   Platinum Investor FlexDirector                           77     10.22          786    0.00%     0.70%      2.61%
   Platinum Investor PLUS                                3,768     12.46       46,935    0.00%     0.70%      2.61%
   Platinum Investor Survivor                           17,472      4.12       72,057    0.00%     0.40%      2.92%
   Platinum Investor Survivor II                         1,543      9.34       14,413    0.00%     0.75%      2.56%
VALIC Company I - Small Cap Index Fund
   Corporate America                                       211     13.99        2,943    0.95%     0.35%      3.90%
   Platinum Investor I & II                            132,028     13.70    1,808,759    0.88%     0.75%      3.49%
   Platinum Investor III                               231,947     13.50    3,130,218    0.93%     0.70%      3.54%
   Platinum Investor IV                                  8,875     10.63       94,331    0.68%     0.70%      6.28%
   Platinum Investor FlexDirector                           86     11.36          979    0.74%     0.70%      3.54%
   Platinum Investor PLUS                               26,561     14.27      379,123    0.77%     0.70%      3.54%
   Platinum Investor Survivor                           12,269     13.95      171,149    0.92%     0.40%      3.85%
   Platinum Investor Survivor II                         4,667     15.34       71,610    1.03%     0.75%      3.49%
VALIC Company I - Stock Index Fund
   AG Legacy Plus                                       85,120      8.66      737,309    1.38%     0.75%      3.78%
   Corporate America                                     6,813      8.71       59,349    1.48%     0.35%      4.20%
   Corporate America (reduced surrender charge)          4,844     11.25       54,477    1.48%     0.65%      3.88%
   Platinum Investor I & II                          1,273,723     11.87   15,117,163    1.47%     0.75%      3.78%
   Platinum Investor III                             1,790,096      8.99   16,086,446    1.49%     0.70%      3.83%
   Platinum Investor IV                                 15,431     10.42      160,853    1.03%     0.70%      4.24%
   Platinum Investor FlexDirector                        8,262     10.95       90,468    1.38%     0.70%      3.83%
   Platinum Investor PLUS                              107,062     12.31    1,318,403    1.54%     0.70%      3.83%
   Platinum Investor Survivor                          377,870      8.70    3,286,369    1.46%     0.40%      4.14%
   Platinum Investor Survivor II                        32,344     11.46      370,556    1.75%     0.75%      3.78%
Van Kampen LIT Emerging Growth Portfolio - Class I
   AG Legacy Plus                                       11,386      5.09       57,942    0.25%     0.75%      7.13%
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                       12,089     13.26      160,256    4.10%     0.75%      2.77%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor I & II                            256,301     13.03    3,339,226    0.86%     0.75%      9.17%
   Platinum Investor III                               426,793     13.05    5,570,693    1.38%     0.70%      9.22%

                                   VL-R - 61

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                         Investment
                                                                                           Income    Expense    Total
Divisions                                                   Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------- ------- ---------- ---------- ---------- --------- ----------
2005 - Continued
Van Kampen LIT Growth and Income Portfolio - Class I -
  Continued
   Platinum Investor IV                                     18,660  $  10.86  $  202,726    0.00%     0.70%      8.64%
   Platinum Investor FlexDirector                              615     11.82       7,272    1.89%     0.70%      9.22%
   Platinum Investor PLUS                                   21,097     13.30     280,565    0.99%     0.70%      9.22%
   Platinum Investor Survivor                               32,202     13.20     424,960    1.50%     0.40%      9.55%
   Platinum Investor Survivor II                            16,415     13.03     213,863    0.59%     0.75%      9.17%
Vanguard VIF High Yield Bond Portfolio
   Corporate America (reduced surrender charge)              1,604     10.53      16,886    0.00%     0.65%      2.09%
   Platinum Investor I & II                                 84,057     13.01   1,093,916    8.12%     0.75%      1.99%
   Platinum Investor III                                   257,084     13.12   3,373,341    5.78%     0.70%      2.04%
   Platinum Investor IV                                     10,483     10.13     106,234    0.00%     0.70%      1.34%
   Platinum Investor FlexDirector                               47     10.88         515    4.15%     0.70%      2.04%
   Platinum Investor PLUS                                   27,827     12.62     351,119    6.71%     0.70%      2.04%
   Platinum Investor Survivor                               16,323     13.25     216,306    3.51%     0.40%      2.34%
   Platinum Investor Survivor II                             5,483     12.90      70,762   11.75%     0.75%      1.99%
Vanguard VIF REIT Index Portfolio
   Corporate America                                           783     24.63      19,276    1.88%     0.35%     11.45%
   Corporate America (reduced surrender charge)              1,006     12.87      12,942    1.88%     0.65%     11.11%
   Platinum Investor I & II                                116,855     24.13   2,819,784    2.52%     0.75%     11.00%
   Platinum Investor III                                   289,714     24.15   6,996,982    2.53%     0.70%     11.06%
   Platinum Investor IV                                     25,262     11.55     291,840    0.00%     0.70%     15.52%
   Platinum Investor FlexDirector                            5,355     13.44      71,970    2.89%     0.70%     11.06%
   Platinum Investor PLUS                                   37,885     18.17     688,310    2.23%     0.70%     11.06%
   Platinum Investor Survivor                               25,808     24.57     634,112    2.54%     0.40%     11.39%
   Platinum Investor Survivor II                            24,601     21.03     517,271    2.76%     0.75%     11.00%

2004
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                           24,949      8.04     200,562    0.74%     0.75%     23.08%
   Corporate America                                         7,229      7.78      56,259    0.70%     0.35%     23.57%
   Corporate America (reduced surrender charge)                679     11.67       7,918    0.70%     0.65%     16.65%
   Platinum Investor I & II                                322,093     11.13   3,583,368    0.64%     0.75%     23.08%
   Platinum Investor III                                   303,164      9.34   2,832,247    0.86%     0.70%     23.14%
   Platinum Investor PLUS                                    9,886     12.93     127,771    0.84%     0.70%     23.14%
   Platinum Investor Survivor                               67,704      7.77     526,286    0.75%     0.40%     23.51%
   Platinum Investor Survivor II                            16,895     13.54     228,742    1.10%     0.75%     23.08%
AIM V.I. Premier Equity Fund - Series I
   Corporate America                                         5,835      6.24      36,396    0.46%     0.35%      5.40%
   Platinum Investor I & II                                850,688      9.94   8,454,221    0.46%     0.75%      4.98%
   Platinum Investor III                                   499,376      7.39   3,690,457    0.49%     0.70%      5.03%
   Platinum Investor FlexDirector                              204     10.20       2,077    0.01%     0.70%      1.98%
   Platinum Investor PLUS                                   16,704     10.72     179,141    0.59%     0.70%      5.03%
   Platinum Investor Survivor                              116,072      6.23     723,141    0.47%     0.40%      5.35%
   Platinum Investor Survivor II                             7,228      9.24      66,822    0.59%     0.75%      4.98%
Alger American Leveraged AllCap Portfolio - Class O Shares
   Platinum Investor I & II                                     98     12.94       1,274    0.00%     0.75%      7.38%
   Platinum Investor III                                    32,709     12.95     423,493    0.00%     0.70%      7.43%
   Platinum Investor PLUS                                    9,034     12.95     116,963    0.00%     0.70%      7.43%

                                   VL-R - 62

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                           Investment
                                                                                             Income    Expense    Total
Divisions                                                     Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------ ------- ---------- ---------- ---------- --------- ----------
2004 - Continued
Alger American Leveraged AllCap Portfolio - Class O Shares -
  Continued
   Platinum Investor Survivor                                    150  $  13.01  $    1,949    0.00%     0.40%      7.76%
   Platinum Investor Survivor II                                 128     12.94       1,657    0.00%     0.75%      7.38%
Alger American MidCap Growth Portfolio - Class O Shares
   Platinum Investor I & II                                    8,879     15.23     135,202    0.00%     0.75%     12.20%
   Platinum Investor III                                      44,400     15.24     676,660    0.00%     0.70%     12.25%
   Platinum Investor FlexDirector                              5,687     10.64      60,491    0.00%     0.70%      6.37%
   Platinum Investor PLUS                                      6,756     15.24     102,960    0.00%     0.70%     12.25%
   Platinum Investor Survivor                                    245     15.32       3,755    0.00%     0.40%     12.59%
   Platinum Investor Survivor II                                 930     15.23      14,167    0.00%     0.75%     12.20%
American Century VP Value Fund - Class I
   AG Legacy Plus                                             34,128     16.83     574,449    0.90%     0.75%     13.48%
   Corporate America                                           2,990     15.46      46,225    1.19%     0.35%     13.93%
   Platinum Investor I & II                                  232,577     15.21   3,536,470    0.95%     0.75%     13.48%
   Platinum Investor III                                     526,802     15.12   7,963,343    0.86%     0.70%     13.54%
   Platinum Investor FlexDirector                                 31     10.82         339    0.00%     0.70%      8.25%
   Platinum Investor PLUS                                     39,732     12.81     508,822    0.74%     0.70%     13.54%
   Platinum Investor Survivor                                 32,550     15.43     502,214    0.97%     0.40%     13.88%
   Platinum Investor Survivor II                             100,250     13.39   1,342,791    0.80%     0.75%     13.48%
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor I & II                                   70,710      8.18     578,349    0.00%     0.75%     10.04%
   Platinum Investor III                                     139,946      8.01   1,121,164    0.00%     0.70%     10.10%
   Platinum Investor FlexDirector                              4,723     10.13      47,865    0.00%     0.70%      1.34%
   Platinum Investor PLUS                                      8,424     12.79     107,735    0.00%     0.70%     10.10%
   Platinum Investor Survivor                                  2,799      8.30      23,229    0.00%     0.40%     10.43%
   Platinum Investor Survivor II                               1,275     12.12      15,451    0.00%     0.75%     10.04%
Dreyfus IP MidCap Stock Portfolio - Initial shares
   Platinum Investor I & II                                   73,512     12.16     893,684    0.38%     0.75%     13.62%
   Platinum Investor III                                     204,536     11.96   2,445,717    0.42%     0.70%     13.68%
   Platinum Investor FlexDirector                                  1     10.87          16    0.63%     0.70%      8.66%
   Platinum Investor PLUS                                     16,660     12.56     209,222    0.45%     0.70%     13.68%
   Platinum Investor Survivor                                 17,825     12.34     219,877    0.38%     0.40%     14.02%
   Platinum Investor Survivor II                               5,689     13.76      78,254    0.43%     0.75%     13.62%
Dreyfus VIF Developing Leaders Portfolio - Initial shares
   Corporate America                                          11,224     11.52     129,279    0.19%     0.35%     10.95%
   Platinum Investor I & II                                  375,824     13.92   5,230,135    0.20%     0.75%     10.51%
   Platinum Investor III                                     445,399     10.72   4,775,432    0.21%     0.70%     10.56%
   Platinum Investor PLUS                                     27,075     11.57     313,377    0.25%     0.70%     10.56%
   Platinum Investor Survivor                                 63,847     11.50     734,526    0.21%     0.40%     10.90%
   Platinum Investor Survivor II                              58,627     12.58     737,356    0.23%     0.75%     10.51%
Dreyfus VIF Quality Bond Portfolio - Initial shares
   Corporate America                                           6,905     13.36      92,230    4.03%     0.35%      3.01%
   Platinum Investor I & II                                  311,327     13.33   4,150,241    4.03%     0.75%      2.60%
   Platinum Investor III                                     253,777     12.63   3,204,132    4.15%     0.70%      2.65%
   Platinum Investor PLUS                                     17,726     11.19     198,410    4.24%     0.70%      2.65%
   Platinum Investor Survivor                                 25,471     13.34     339,808    4.25%     0.40%      2.96%
   Platinum Investor Survivor II                               7,145     11.24      80,289    4.21%     0.75%      2.60%

                                   VL-R - 63

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                         Investment
                                                                                           Income    Expense    Total
Divisions                                                  Units   Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------- --------- ---------- ---------- ---------- --------- ----------
2004 - Continued
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                           20,658  $  10.69  $  220,876    2.06%     0.75%      4.39%
   Platinum Investor I & II                                203,845     10.18   2,074,624    2.45%     0.75%      4.39%
   Platinum Investor III                                   208,895     10.16   2,121,544    2.09%     0.70%      4.44%
   Platinum Investor PLUS                                   17,720     11.61     205,736    1.51%     0.70%      4.44%
   Platinum Investor Survivor                                9,381     10.33      96,879    2.46%     0.40%      4.76%
   Platinum Investor Survivor II                            10,659     11.34     120,837    2.09%     0.75%      4.39%
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                           42,128     12.40     522,390    0.19%     0.75%     14.30%
   Corporate America                                         3,812     11.05      42,136    0.23%     0.35%     14.76%
   Platinum Investor I & II                                379,667     10.87   4,127,445    0.18%     0.75%     14.30%
   Platinum Investor III                                   906,499     10.73   9,726,130    0.18%     0.70%     14.36%
   Platinum Investor FlexDirector                              321     10.95       3,516    0.00%     0.70%      9.52%
   Platinum Investor PLUS                                   71,987     12.84     924,266    0.13%     0.70%     14.36%
   Platinum Investor Survivor                               76,772     11.03     846,864    0.16%     0.40%     14.70%
   Platinum Investor Survivor II                            31,607     13.54     427,829    0.10%     0.75%     14.30%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                           63,754     11.02     702,770    1.29%     0.75%     10.40%
   Corporate America                                        19,433     11.33     220,183    1.33%     0.35%     10.84%
   Corporate America (reduced surrender charge)                714     10.81       7,720    1.33%     0.65%      8.09%
   Platinum Investor I & II                                370,900     11.14   4,133,032    1.26%     0.75%     10.40%
   Platinum Investor III                                   877,982     11.16   9,797,110    1.24%     0.70%     10.46%
   Platinum Investor FlexDirector                              620     10.62       6,583    0.00%     0.70%      6.24%
   Platinum Investor PLUS                                   53,918     12.02     647,840    1.03%     0.70%     10.46%
   Platinum Investor Survivor                              107,323     11.31   1,213,488    1.21%     0.40%     10.79%
   Platinum Investor Survivor II                            49,011     12.19     597,443    1.07%     0.75%     10.40%
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                           28,730      8.12     233,262    0.12%     0.75%      2.35%
   Corporate America                                         5,424      6.91      37,464    0.13%     0.35%      2.76%
   Corporate America (reduced surrender charge)                253     10.71       2,709    0.13%     0.65%      7.06%
   Platinum Investor I & II                                345,944      6.79   2,349,941    0.13%     0.75%      2.35%
   Platinum Investor III                                 1,039,582      6.73   6,997,775    0.12%     0.70%      2.40%
   Platinum Investor FlexDirector                            7,404      9.75      72,173    0.00%     0.70%     -2.52%
   Platinum Investor PLUS                                   82,830     10.83     897,299    0.08%     0.70%      2.40%
   Platinum Investor Survivor                               76,126      6.89     524,713    0.12%     0.40%      2.71%
   Platinum Investor Survivor II                            38,957      9.63     375,246    0.12%     0.75%      2.35%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Platinum Investor I & II                                 16,744     17.32     289,966    0.00%     0.75%     23.73%
   Platinum Investor III                                    38,471     17.33     666,778    0.00%     0.70%     23.79%
   Platinum Investor FlexDirector                              288     11.59       3,338    0.00%     0.70%     15.86%
   Platinum Investor PLUS                                    6,345     17.33     109,964    0.00%     0.70%     23.79%
   Platinum Investor Survivor                                1,816     17.42      31,630    0.00%     0.40%     24.16%
   Platinum Investor Survivor II                               989     17.32      17,124    0.00%     0.75%     23.73%
Franklin Templeton - Franklin Small Cap Fund - Class 2
   AG Legacy Plus                                           22,445      7.01     157,376    0.00%     0.75%     10.64%
Franklin Templeton - Franklin Small Cap Value Securities
  Fund - Class 2
   Corporate America (reduced surrender charge)                463     11.29       5,231    0.00%     0.65%     12.87%
   Platinum Investor I & II                                 12,505     16.30     203,817    0.24%     0.75%     22.82%

                                   VL-R - 64

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                            Investment
                                                                                              Income    Expense    Total
Divisions                                                     Units  Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------ ------- ---------- ----------- ---------- --------- ----------
2004 - Continued
Franklin Templeton - Franklin Small Cap Value Securities
  Fund - Class 2 - Continued
   Platinum Investor III                                      40,911  $  16.31  $   667,374    0.17%     0.70%     22.88%
   Platinum Investor FlexDirector                                175     11.66        2,046    0.00%     0.70%     16.59%
   Platinum Investor PLUS                                     12,431     16.31      202,794    0.12%     0.70%     22.88%
   Platinum Investor Survivor                                  5,233     16.39       85,788    0.09%     0.40%     23.25%
   Platinum Investor Survivor II                                 502     16.30        8,175    0.18%     0.75%     22.82%
Franklin Templeton - Franklin U.S. Government Fund - Class 2
   Platinum Investor I & II                                   16,861     11.39      191,999    3.63%     0.75%      2.70%
   Platinum Investor III                                     945,822     11.40   10,786,424    5.06%     0.70%      2.75%
   Platinum Investor PLUS                                     38,284     11.03      422,331    5.20%     0.70%      2.75%
   Platinum Investor Survivor                                    633     11.51        7,288    0.00%     0.40%      3.06%
   Platinum Investor Survivor II                               5,867     11.39       66,809    4.55%     0.75%      2.70%
Franklin Templeton - Mutual Shares Securities Fund - Class 2
   Platinum Investor I & II                                   54,608     12.16      664,214    0.92%     0.75%     11.79%
   Platinum Investor III                                     539,268     12.18    6,569,138    0.74%     0.70%     11.85%
   Platinum Investor FlexDirector                                312     10.73        3,345    0.00%     0.70%      7.29%
   Platinum Investor PLUS                                     19,639     11.98      235,235    0.70%     0.70%     11.85%
   Platinum Investor Survivor                                  1,777     12.29       21,841    0.87%     0.40%     12.18%
   Platinum Investor Survivor II                              18,978     12.16      230,842    0.74%     0.75%     11.79%
Franklin Templeton - Templeton Foreign Securities Fund -
  Class 2
   AG Legacy Plus                                             18,777      9.92      186,284    1.11%     0.75%     17.64%
   Platinum Investor I & II                                  123,981     12.42    1,539,261    1.04%     0.75%     17.64%
   Platinum Investor III                                     685,074     12.43    8,518,121    1.00%     0.70%     17.70%
   Platinum Investor FlexDirector                                437     11.10        4,852    0.00%     0.70%     11.04%
   Platinum Investor PLUS                                     14,282     12.02      171,694    0.97%     0.70%     17.70%
   Platinum Investor Survivor                                 19,552     12.55      245,299    0.68%     0.40%     18.06%
   Platinum Investor Survivor II                              48,400     12.42      600,897    0.90%     0.75%     17.64%
Goldman Sachs Capital Growth Fund
   Platinum Investor I & II                                   13,994      9.26      129,523    0.69%     0.75%      8.27%
   Platinum Investor III                                      14,378      9.27      133,348    0.67%     0.70%      8.33%
   Platinum Investor PLUS                                        113     11.33        1,284    0.70%     0.70%      8.33%
   Platinum Investor Survivor                                703,774      9.39    6,607,533    0.69%     0.40%      8.65%
   Platinum Investor Survivor II                             185,421      9.83    1,823,417    0.68%     0.75%      8.27%
Janus Aspen Series International Growth Portfolio - Service
  Shares
   Corporate America                                           3,189      8.02       25,585    0.82%     0.35%     18.27%
   Platinum Investor I & II                                  115,724      7.89      913,122    0.96%     0.75%     17.80%
   Platinum Investor III                                     229,457      7.84    1,798,205    0.86%     0.70%     17.86%
   Platinum Investor FlexDirector                             12,784     10.87      139,004    0.67%     0.70%      8.73%
   Platinum Investor PLUS                                      7,613     12.56       95,613    0.87%     0.70%     17.86%
   Platinum Investor Survivor                                 31,781      8.01      254,455    0.78%     0.40%     18.21%
   Platinum Investor Survivor II                               4,427     12.40       54,914    0.83%     0.75%     17.80%
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares
   Corporate America                                             486      5.40        2,624    0.00%     0.35%     20.05%
   Platinum Investor I & II                                   52,125      5.31      276,772    0.00%     0.75%     19.58%
   Platinum Investor III                                     402,410      5.18    2,084,632    0.00%     0.70%     19.63%
   Platinum Investor PLUS                                      8,596     13.54      116,353    0.00%     0.70%     19.63%
   Platinum Investor Survivor                                 26,338      5.39      141,904    0.00%     0.40%     19.99%
   Platinum Investor Survivor II                               1,788     12.08       21,605    0.00%     0.75%     19.58%

                                   VL-R - 65

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                        Investment
                                                                                          Income    Expense    Total
Divisions                                                 Units   Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------- --------- ---------- ---------- ---------- --------- ----------
2004 - Continued
Janus Aspen Series Worldwide Growth Portfolio - Service
  Shares
   Corporate America                                        9,360   $ 6.60   $   61,819    0.90%     0.35%      4.16%
   Platinum Investor I & II                               125,130     6.50      812,781    0.89%     0.75%      3.75%
   Platinum Investor III                                  367,344     6.44    2,365,764    0.94%     0.70%      3.80%
   Platinum Investor PLUS                                  12,476    10.28      128,308    1.00%     0.70%      3.80%
   Platinum Investor Survivor                              37,089     6.59      244,452    0.87%     0.40%      4.11%
   Platinum Investor Survivor II                           41,215     9.85      405,949    0.92%     0.75%      3.75%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                                 1,976    14.86       29,370    0.28%     0.75%     20.15%
   Platinum Investor III                                   27,069    14.87      402,580    0.21%     0.70%     20.22%
   Platinum Investor PLUS                                   4,533    14.87       67,410    0.07%     0.70%     20.22%
   Platinum Investor Survivor                                 207    14.95        3,088    0.00%     0.40%     20.58%
   Platinum Investor Survivor II                              485    14.86        7,201    0.24%     0.75%     20.15%
JPMorgan Small Company Portfolio
   Platinum Investor I & II                                40,867    11.41      466,324    0.00%     0.75%     26.22%
   Platinum Investor III                                  104,066    11.23    1,168,558    0.00%     0.70%     26.28%
   Platinum Investor PLUS                                   5,929    13.98       82,890    0.00%     0.70%     26.28%
   Platinum Investor Survivor                               1,835    11.58       21,241    0.00%     0.40%     26.66%
   Platinum Investor Survivor II                            3,146    14.66       46,129    0.00%     0.75%     26.22%
MFS VIT Capital Opportunities Series - Initial Class
   Corporate America                                           --     6.79           --    0.72%     0.35%     12.07%
   Platinum Investor I & II                               113,938     6.67      760,376    0.35%     0.75%     11.62%
   Platinum Investor III                                  415,444     6.74    2,798,020    0.33%     0.70%     11.68%
   Platinum Investor FlexDirector                             173    10.58        1,832    0.00%     0.70%      5.78%
   Platinum Investor PLUS                                  33,139    11.34      375,934    0.28%     0.70%     11.68%
   Platinum Investor Survivor                              36,766     6.77      248,968    0.32%     0.40%     12.01%
   Platinum Investor Survivor II                            3,156    10.33       32,620    0.39%     0.75%     11.62%
MFS VIT Emerging Growth Series - Initial Class
   AG Legacy Plus                                           9,619    10.72      103,163    0.00%     0.75%     12.12%
   Corporate America                                        1,040     4.95        5,148    0.00%     0.35%     12.56%
   Corporate America (reduced surrender charge)               920    11.38       10,472    0.00%     0.65%     13.78%
   Platinum Investor I & II                               706,671    10.44    7,378,706    0.00%     0.75%     12.12%
   Platinum Investor III                                1,024,961     5.53    5,666,609    0.00%     0.70%     12.17%
   Platinum Investor FlexDirector                             197    10.52        2,070    0.00%     0.70%      5.25%
   Platinum Investor PLUS                                  29,670    11.64      345,413    0.00%     0.70%     12.17%
   Platinum Investor Survivor                             168,768     4.94      834,232    0.00%     0.40%     12.51%
   Platinum Investor Survivor II                           32,210    10.01      322,533    0.00%     0.75%     12.12%
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                          16,207     7.83      126,844    0.00%     0.75%      5.72%
   Corporate America                                        2,716     8.52       23,152    0.00%     0.35%      6.15%
   Platinum Investor I & II                                88,892     8.38      745,230    0.00%     0.75%      5.72%
   Platinum Investor III                                  266,177     8.21    2,185,903    0.00%     0.70%      5.78%
   Platinum Investor FlexDirector                             256     9.96        2,551    0.00%     0.70%     -0.45%
   Platinum Investor PLUS                                  16,920    11.16      188,768    0.00%     0.70%      5.78%
   Platinum Investor Survivor                              10,480     8.51       89,153    0.00%     0.40%      6.09%
   Platinum Investor Survivor II                            8,483    10.75       91,201    0.00%     0.75%      5.72%
MFS VIT Research Series - Initial Class
   Corporate America                                        3,158     7.62       24,069    1.02%     0.35%     15.45%

                                   VL-R - 66

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                         Investment
                                                                                           Income    Expense    Total
Divisions                                                   Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------- ------- ---------- ---------- ---------- --------- ----------
2004 - Continued
MFS VIT Research Series - Initial Class - Continued
   Platinum Investor I & II                                 48,222   $ 7.50   $  361,482    1.09%     0.75%     14.98%
   Platinum Investor III                                   159,378     7.47    1,190,107    0.98%     0.70%     15.04%
   Platinum Investor FlexDirector                              106    10.76        1,145    0.00%     0.70%      7.60%
   Platinum Investor PLUS                                    6,148    11.80       72,553    0.87%     0.70%     15.04%
   Platinum Investor Survivor                                9,692     7.61       73,719    1.08%     0.40%     15.39%
   Platinum Investor Survivor II                             5,340    10.99       58,713    0.86%     0.75%     14.98%
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                          146,574     6.23      912,934    1.62%     0.75%     10.49%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Corporate America                                         1,789     6.50       11,630    0.00%     0.35%     15.90%
   Corporate America (reduced surrender charge)                233    11.35        2,641    0.00%     0.65%     13.51%
   Platinum Investor I & II                                 59,627     6.39      381,211    0.00%     0.75%     15.44%
   Platinum Investor III                                   288,190     6.29    1,811,647    0.00%     0.70%     15.50%
   Platinum Investor FlexDirector                              166    11.06        1,834    0.00%     0.70%     10.58%
   Platinum Investor PLUS                                   28,648    11.72      335,784    0.00%     0.70%     15.50%
   Platinum Investor Survivor                               27,565     6.49      178,820    0.00%     0.40%     15.84%
   Platinum Investor Survivor II                             7,849    10.76       84,431    0.00%     0.75%     15.44%
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                           12,141    11.34      137,643    0.01%     0.75%     18.09%
Oppenheimer Balanced Fund/VA - Non-Service Shares (2)
   Platinum Investor I & II                                  2,395    12.98       31,076    1.98%     0.75%      9.28%
   Platinum Investor III                                    29,690    12.99      385,585    0.45%     0.70%      9.33%
   Platinum Investor PLUS                                   14,439    12.99      187,517    1.68%     0.70%      9.33%
   Platinum Investor Survivor                                  433    13.05        5,656    0.99%     0.40%      9.66%
   Platinum Investor Survivor II                             3,870    12.98       50,218    0.90%     0.75%      9.28%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor I & II                                  4,798    16.82       80,687    0.83%     0.75%     18.27%
   Platinum Investor III                                    51,328    16.83      863,930    0.82%     0.70%     18.33%
   Platinum Investor FlexDirector                                2    11.17           24    0.00%     0.70%     11.74%
   Platinum Investor PLUS                                    5,613    16.83       94,470    0.18%     0.70%     18.33%
   Platinum Investor Survivor                                2,375    16.92       40,174    1.20%     0.40%     18.69%
   Platinum Investor Survivor II                               378    16.82        6,364    1.49%     0.75%     18.27%
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                            8,004    12.51      100,163    6.11%     0.75%      8.15%
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                           47,824    14.00      669,702    0.99%     0.75%      8.11%
   Corporate America                                         2,327    15.51       36,096    0.91%     0.35%      8.54%
   Corporate America (reduced surrender charge)                753    10.31        7,759    0.91%     0.65%      3.11%
   Platinum Investor I & II                                119,851    15.25    1,828,190    0.99%     0.75%      8.11%
   Platinum Investor III                                   561,931    15.32    8,607,213    1.05%     0.70%      8.16%
   Platinum Investor FlexDirector                              298    10.38        3,095    1.06%     0.70%      3.79%
   Platinum Investor PLUS                                   30,515    12.93      394,609    1.02%     0.70%      8.16%
   Platinum Investor Survivor                               65,768    15.48    1,017,948    0.99%     0.40%      8.48%
   Platinum Investor Survivor II                            36,406    13.10      477,063    0.96%     0.75%      8.11%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Corporate America                                        21,965    11.30      248,233    1.37%     0.35%      0.95%
   Platinum Investor I & II                                220,025    11.11    2,445,451    1.30%     0.75%      0.54%

                                   VL-R - 67

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                          Investment
                                                                                            Income    Expense    Total
Divisions                                                  Units  Unit Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------- ------- ---------- ------------ ---------- --------- ----------
2004 - Continued
PIMCO VIT Short-Term Portfolio - Administrative Class -
  Continued
   Platinum Investor III                                  210,849  $  11.13  $  2,346,366    1.34%     0.70%      0.60%
   Platinum Investor FlexDirector                           4,059     10.04        40,769    1.29%     0.70%      0.44%
   Platinum Investor PLUS                                  14,162     10.36       146,681    1.31%     0.70%      0.60%
   Platinum Investor Survivor                              40,126     11.28       452,530    1.70%     0.40%      0.90%
   Platinum Investor Survivor II                           30,365     10.45       317,371    1.25%     0.75%      0.54%
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                          38,594     12.43       479,631    1.93%     0.75%      4.11%
   Corporate America                                        8,965     13.24       118,722    1.93%     0.35%      4.53%
   Platinum Investor I & II                               248,730     13.02     3,239,319    1.90%     0.75%      4.11%
   Platinum Investor III                                  468,339     13.09     6,132,293    1.91%     0.70%      4.16%
   Platinum Investor FlexDirector                           6,295     10.24        64,463    1.65%     0.70%      2.40%
   Platinum Investor PLUS                                  47,130     11.41       537,919    1.83%     0.70%      4.16%
   Platinum Investor Survivor                              46,766     13.21       617,992    1.77%     0.40%      4.47%
   Platinum Investor Survivor II                           58,228     11.52       670,760    1.81%     0.75%      4.11%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                               242,349     10.22     2,476,631    0.00%     0.75%      2.19%
   Platinum Investor III                                   55,443     10.22       566,601    0.00%     0.70%      2.20%
   Platinum Investor PLUS                                     998     10.22        10,195    0.00%     0.70%      2.20%
   Platinum Investor Survivor                              28,172     10.22       287,951    0.00%     0.40%      2.21%
   Platinum Investor Survivor II                              388     10.22         3,963    0.00%     0.75%      2.19%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                        3,474     10.28        35,720    0.00%     0.35%      2.83%
   Platinum Investor I & II                               347,832     10.28     3,576,078    0.00%     0.75%      2.81%
   Platinum Investor III                                  137,933     10.28     1,418,142    0.00%     0.70%      2.81%
   Platinum Investor PLUS                                   4,979     10.28        51,195    0.00%     0.70%      2.81%
   Platinum Investor Survivor                              14,319     10.28       147,243    0.00%     0.40%      2.83%
   Platinum Investor Survivor II                           39,326     10.28       404,315    0.00%     0.75%      2.81%
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                          12,958     13.72       177,740    8.10%     0.75%      8.39%
   Corporate America                                      396,103     14.01     5,549,288    8.00%     0.35%      8.82%
   Platinum Investor I & II                                60,463     13.25       801,033    8.55%     0.75%      8.39%
   Platinum Investor III                                   62,541     14.19       887,670    8.73%     0.70%      8.44%
   Platinum Investor FlexDirector                              65     10.63           689    0.00%     0.70%      6.27%
   Platinum Investor PLUS                                   6,150     13.15        80,902    7.70%     0.70%      8.44%
   Platinum Investor Survivor                               1,282     13.99        17,943    4.60%     0.40%      8.77%
   Platinum Investor Survivor II                            1,337     13.51        18,073   11.52%     0.75%      8.39%
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                      499,841     11.25     5,623,805    1.35%     0.35%     10.72%
   Platinum Investor I & II                               491,902     11.66     5,734,037    1.53%     0.75%     10.28%
   Platinum Investor III                                  524,351     10.53     5,520,350    1.50%     0.70%     10.34%
   Platinum Investor FlexDirector                           9,148     10.55        96,528    0.00%     0.70%      5.52%
   Platinum Investor PLUS                                  26,657     11.78       314,093    1.26%     0.70%     10.34%
   Platinum Investor Survivor                              66,114     11.24       743,001    1.40%     0.40%     10.67%
   Platinum Investor Survivor II                            4,481     11.56        51,804    1.48%     0.75%     10.28%
Putnam VT International Growth and Income Fund - Class IB
   Corporate America                                        2,293     11.09        25,426    0.85%     0.35%     20.56%
   Platinum Investor I & II                               204,673     12.88     2,635,270    1.20%     0.75%     20.08%

                                   VL-R - 68

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                          Investment
                                                                                            Income    Expense    Total
Divisions                                                  Units  Unit Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------- ------- ---------- ------------ ---------- --------- ----------
2004 - Continued
Putnam VT International Growth and Income Fund - Class IB
  - Continued
   Platinum Investor III                                  191,264  $  11.40  $  2,179,999    1.28%     0.70%     20.14%
   Platinum Investor FlexDirector                             112     11.31         1,269    0.00%     0.70%     13.08%
   Platinum Investor PLUS                                   8,737     13.39       117,028    0.86%     0.70%     20.14%
   Platinum Investor Survivor                              37,612     11.07       416,520    1.18%     0.40%     20.50%
   Platinum Investor Survivor II                            7,551     14.56       109,912    1.49%     0.75%     20.08%
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                          25,092     19.81       497,060    0.34%     0.75%     25.27%
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                          15,137      5.56        84,219    0.00%     0.75%     17.72%
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                          57,401      5.76       330,363    0.24%     0.75%      4.25%
Safeco RST Core Equity Portfolio
   Platinum Investor I & II                                    --      9.17            --    2.18%     0.75%      4.59%
   Platinum Investor III                                       --      8.00            --    2.43%     0.70%      4.64%
   Platinum Investor PLUS                                      --     10.96            --    2.43%     0.70%      4.64%
   Platinum Investor Survivor                                  --      7.68            --    2.59%     0.40%      4.94%
   Platinum Investor Survivor II                               --      9.67            --    4.87%     0.75%      4.59%
Safeco RST Growth Opportunities Portfolio
   Corporate America                                           --     10.51            --    0.00%     0.35%     18.54%
   Platinum Investor I & II                                    --     10.26            --    0.00%     0.75%     18.09%
   Platinum Investor III                                       --     10.98            --    0.00%     0.70%     18.15%
   Platinum Investor PLUS                                      --     11.86            --    0.00%     0.70%     18.15%
   Platinum Investor Survivor                                  --     10.50            --    0.00%     0.40%     18.48%
   Platinum Investor Survivor II                               --     12.30            --    0.00%     0.75%     18.09%
Scudder VIT EAFE Equity Index Fund - Class A
   Legacy Plus                                                 --      9.81            --    0.00%     0.75%     18.18%
Scudder VIT Equity 500 Index Fund - Class A
   Legacy Plus                                              1,857     10.15        18,849    1.05%     0.75%      9.77%
SunAmerica - Aggressive Growth Portfolio - Class 1
   Platinum Investor I & II                                 7,269     11.57        84,137    0.00%     0.75%     15.91%
   Platinum Investor III                                   29,137     11.59       337,687    0.00%     0.70%     15.97%
   Platinum Investor PLUS                                   6,198     12.31        76,281    0.00%     0.70%     15.97%
   Platinum Investor Survivor                               1,019     11.68        11,899    0.00%     0.40%     16.32%
   Platinum Investor Survivor II                              448     11.57         5,190    0.00%     0.75%     15.91%
SunAmerica - SunAmerica Balanced Portfolio - Class 1
   Platinum Investor I & II                                   247     10.72         2,648    1.65%     0.75%      5.98%
   Platinum Investor III                                   52,736     10.73       565,994    1.80%     0.70%      6.03%
   Platinum Investor PLUS                                  13,740     11.07       152,117    1.70%     0.70%      6.03%
   Platinum Investor Survivor II                            1,250     10.72        13,403    1.57%     0.75%      5.98%
UIF Equity Growth Portfolio - Class I
   Platinum Investor I & II                               288,941     10.27     2,966,331    0.17%     0.75%      6.97%
   Platinum Investor III                                   79,302      6.89       546,540    0.18%     0.70%      7.02%
   Platinum Investor PLUS                                   4,155     10.98        45,596    0.19%     0.70%      7.02%
   Platinum Investor Survivor                              23,521      6.57       154,598    0.17%     0.40%      7.34%
   Platinum Investor Survivor II                              219      9.69         2,122    0.12%     0.75%      6.97%
UIF High Yield Portfolio - Class I
   Platinum Investor I & II                                93,804     11.14     1,044,759    5.86%     0.75%      8.67%

                                   VL-R - 69

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                  Investment
                                                                                    Income    Expense    Total
Divisions                                          Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
-----------------------------------------------  --------- ---------- ----------- ---------- --------- ----------
2004 - Continued
UIF High Yield Portfolio - Class I - Continued
   Platinum Investor III                            28,634  $  11.55  $   330,711    6.14%     0.70%      8.72%
   Platinum Investor FlexDirector                    1,735     10.79       18,729    0.00%     0.70%      7.94%
   Platinum Investor PLUS                            2,194     12.90       28,302    5.96%     0.70%      8.72%
   Platinum Investor Survivor                       24,176     10.83      261,899    6.03%     0.40%      9.05%
   Platinum Investor Survivor II                     4,234     12.59       53,299    5.42%     0.75%      8.67%
VALIC Company I - International Equities Fund
   AG Legacy Plus                                   20,142      8.21      165,429    1.50%     0.75%     16.98%
   Platinum Investor I & II                         70,577     10.54      743,609    1.09%     0.75%     16.98%
   Platinum Investor III                            86,492      9.11      788,095    1.37%     0.70%     17.03%
   Platinum Investor FlexDirector                      349     11.20        3,911    0.09%     0.70%     12.00%
   Platinum Investor PLUS                            8,032     11.93       95,823    1.49%     0.70%     17.03%
   Platinum Investor Survivor                       13,559      8.07      109,465    1.43%     0.40%     17.39%
   Platinum Investor Survivor II                     1,307     12.40       16,207    1.14%     0.75%     16.98%
VALIC Company I - Mid Cap Index Fund
   AG Legacy Plus                                   24,611     12.87      316,673    0.81%     0.75%     15.18%
   Corporate America                                 6,003     13.98       83,891    0.79%     0.35%     15.64%
   Corporate America (reduced surrender charge)        704     11.26        7,926    0.79%     0.65%     12.64%
   Platinum Investor I & II                        396,205     19.08    7,558,938    0.79%     0.75%     15.18%
   Platinum Investor III                           430,957     12.53    5,400,920    0.82%     0.70%     15.24%
   Platinum Investor PLUS                           37,895     12.90      488,950    0.92%     0.70%     15.24%
   Platinum Investor Survivor                       67,872     13.96      947,463    0.83%     0.40%     15.58%
   Platinum Investor Survivor II                    46,722     14.07      657,610    0.73%     0.75%     15.18%
VALIC Company I - Money Market I Fund
   AG Legacy Plus                                   51,953     10.52      546,390    0.80%     0.75%      0.05%
   Corporate America                                 6,349     10.94       69,436    0.34%     0.35%      0.45%
   Corporate America (reduced surrender charge)     27,087     10.02      271,377    0.34%     0.65%      0.19%
   Legacy Plus                                       1,086     11.08       12,032    0.81%     0.75%      0.05%
   Platinum Investor I & II                        947,402     11.59   10,981,940    0.74%     0.75%      0.05%
   Platinum Investor III                         1,222,031     10.44   12,755,775    0.72%     0.70%      0.10%
   Platinum Investor FlexDirector                    4,886     10.01       48,931    0.86%     0.70%      0.14%
   Platinum Investor PLUS                          108,353     10.03    1,086,673    0.58%     0.70%      0.10%
   Platinum Investor Survivor                      356,356     10.92    3,892,926    0.76%     0.40%      0.40%
   Platinum Investor Survivor II                   485,564     10.05    4,880,633    0.82%     0.75%      0.05%
VALIC Company I - Nasdaq-100 Index Fund
   Platinum Investor I & II                        195,759      4.85      949,081    0.58%     0.75%      9.23%
   Platinum Investor III                           480,541      4.76    2,289,462    0.56%     0.70%      9.28%
   Platinum Investor FlexDirector                       48     10.78          516    1.00%     0.70%      7.84%
   Platinum Investor PLUS                           11,709     13.66      159,943    0.73%     0.70%      9.28%
   Platinum Investor Survivor                       29,567      4.92      145,457    0.65%     0.40%      9.61%
   Platinum Investor Survivor II                    11,333     10.28      116,455    1.05%     0.75%      9.23%
VALIC Company I - Science & Technology Fund
   Platinum Investor I & II                         92,336      3.95      364,650    0.00%     0.75%      0.04%
   Platinum Investor III                           193,053      3.92      756,120    0.00%     0.70%      0.09%
   Platinum Investor FlexDirector                       51      9.96          507    0.00%     0.70%     -0.41%
   Platinum Investor PLUS                            3,497     12.14       42,443    0.00%     0.70%      0.09%
   Platinum Investor Survivor                       16,097      4.01       64,505    0.00%     0.40%      0.39%
   Platinum Investor Survivor II                     1,081      9.11        9,847    0.00%     0.75%      0.04%

                                   VL-R - 70

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                      Investment
                                                                                        Income    Expense    Total
Divisions                                              Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------- --------- ---------- ----------- ---------- --------- ----------
2004 - Continued
VALIC Company I - Small Cap Index Fund
   Corporate America                                     4,416  $  13.46  $    59,441    0.82%     0.35%     17.48%
   Platinum Investor I & II                            107,394     13.24    1,421,650    0.84%     0.75%     17.01%
   Platinum Investor III                               215,034     13.03    2,802,678    0.82%     0.70%     17.07%
   Platinum Investor FlexDirector                           32     10.97          349    0.46%     0.70%      9.69%
   Platinum Investor PLUS                               23,667     13.79      326,254    0.98%     0.70%     17.07%
   Platinum Investor Survivor                           20,859     13.43      280,186    0.85%     0.40%     17.42%
   Platinum Investor Survivor II                         3,333     14.83       49,411    0.84%     0.75%     17.01%
VALIC Company I - Stock Index Fund
   AG Legacy Plus                                       70,818      8.35      591,082    1.57%     0.75%      9.68%
   Corporate America                                    14,690      8.36      122,821    1.54%     0.35%     10.12%
   Platinum Investor I & II                          1,406,720     11.44   16,087,376    1.55%     0.75%      9.68%
   Platinum Investor III                             1,990,719      8.65   17,228,974    1.55%     0.70%      9.74%
   Platinum Investor FlexDirector                           87     10.55          916    0.00%     0.70%      5.46%
   Platinum Investor PLUS                               63,224     11.86      749,828    1.64%     0.70%      9.74%
   Platinum Investor Survivor                          437,170      8.35    3,650,823    1.50%     0.40%     10.07%
   Platinum Investor Survivor II                        40,549     11.04      447,627    1.55%     0.75%      9.68%
Van Kampen LIT Emerging Growth Portfolio - Class I
   AG Legacy Plus                                       11,991      4.75       56,964    0.00%     0.75%      6.23%
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                       13,807     12.90      178,108    4.89%     0.75%      3.39%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor I & II                            191,703     11.93    2,287,879    0.96%     0.75%     13.52%
   Platinum Investor III                               242,172     11.95    2,894,060    0.90%     0.70%     13.58%
   Platinum Investor FlexDirector                           32     10.83          343    0.00%     0.70%      8.26%
   Platinum Investor PLUS                               16,160     12.18      196,763    0.82%     0.70%     13.58%
   Platinum Investor Survivor                           16,686     12.05      201,015    1.03%     0.40%     13.92%
   Platinum Investor Survivor II                         6,375     11.93       76,084    0.94%     0.75%     13.52%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor I & II                            100,018     12.76    1,276,287    7.19%     0.75%      7.71%
   Platinum Investor III                               330,232     12.86    4,246,662    6.58%     0.70%      7.77%
   Platinum Investor FlexDirector                           32     10.66          337    0.00%     0.70%      6.58%
   Platinum Investor PLUS                               22,057     12.37      272,761    4.95%     0.70%      7.77%
   Platinum Investor Survivor                           86,078     12.95    1,114,534    1.13%     0.40%      8.09%
   Platinum Investor Survivor II                        23,456     12.65      296,797    2.45%     0.75%      7.71%
Vanguard VIF REIT Index Portfolio
   Corporate America                                       708     22.10       15,640    4.59%     0.35%     30.06%
   Platinum Investor I & II                             99,576     21.74    2,164,676    2.49%     0.75%     29.54%
   Platinum Investor III                               303,258     21.75    6,594,879    2.48%     0.70%     29.60%
   Platinum Investor FlexDirector                        3,849     12.10       46,590    0.00%     0.70%     21.03%
   Platinum Investor PLUS                               40,045     16.36      655,114    2.42%     0.70%     29.60%
   Platinum Investor Survivor                           30,818     22.06      679,778    2.05%     0.40%     29.99%
   Platinum Investor Survivor II                        23,561     18.94      446,319    1.46%     0.75%     29.54%

2003
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                       17,769      6.53      116,061    0.48%     0.75%     28.10%
   Corporate America                                     6,858      6.30       43,188    0.57%     0.35%     28.61%

                                   VL-R - 71

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                           Investment
                                                                                             Income    Expense    Total
Divisions                                                   Units  Unit Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------- ------- ---------- ------------ ---------- --------- ----------
2003 - Continued
AIM V.I. International Growth Fund - Series I - Continued
   Platinum Investor I & II                                328,864   $ 9.04   $  2,972,642     0.51%    0.75%     28.10%
   Platinum Investor III                                   120,999     7.59        917,986     0.60%    0.70%     28.16%
   Platinum Investor PLUS                                    3,813    10.50         40,027     0.82%    0.70%     28.16%
   Platinum Investor Survivor                               46,420     6.29        292,156     0.52%    0.40%     28.55%
   Platinum Investor Survivor II                             1,195    11.00         13,144     0.51%    0.75%     28.10%
AIM V.I. Premier Equity Fund - Series I
   Corporate America                                         5,993     5.92         35,462     0.30%    0.35%     24.64%
   Legacy Plus                                                  --     6.34             --     0.00%    0.75%     20.44%
   Platinum Investor I & II                                856,369     9.47      8,106,816     0.29%    0.75%     24.15%
   Platinum Investor III                                   433,128     7.04      3,047,453     0.33%    0.70%     24.21%
   Platinum Investor PLUS                                    8,904    10.21         90,916     0.46%    0.70%     24.21%
   Platinum Investor Survivor                              109,492     5.91        647,508     0.31%    0.40%     24.58%
   Platinum Investor Survivor II                             4,149     8.81         36,534     0.33%    0.75%     24.15%
Alger American Leveraged AllCap Portfolio - Class O Shares
   Platinum Investor III                                    18,007    12.05        217,007     0.00%    0.70%     20.51%
   Platinum Investor PLUS                                    1,206    12.05         14,534     0.00%    0.70%     20.51%
   Platinum Investor Survivor                                  138    12.08          1,666     0.00%    0.40%     20.75%
   Platinum Investor Survivor II                               103    12.05          1,236     0.00%    0.75%     20.47%
Alger American MidCap Growth Portfolio - Class O Shares
   Platinum Investor III                                    18,785    13.58        255,035     0.00%    0.70%     35.76%
   Platinum Investor PLUS                                      985    13.58         13,374     0.00%    0.70%     35.76%
   Platinum Investor Survivor                                2,174    13.60         29,576     0.00%    0.40%     36.03%
   Platinum Investor Survivor II                               343    13.57          4,651     0.00%    0.75%     35.72%
American Century VP Value Fund - Class I
   AG Legacy Plus                                           30,836    14.83        457,376     1.07%    0.75%     28.00%
   Corporate America                                         4,675    13.57         63,443     1.07%    0.35%     28.51%
   Platinum Investor I & II                                210,667    13.40      2,822,824     0.96%    0.75%     28.00%
   Platinum Investor III                                   369,463    13.31      4,919,113     0.80%    0.70%     28.06%
   Platinum Investor PLUS                                   20,510    11.28        231,350     0.69%    0.70%     28.06%
   Platinum Investor Survivor                               25,525    13.55        345,829     0.72%    0.40%     28.44%
   Platinum Investor Survivor II                            66,916    11.80        789,838     0.79%    0.75%     28.00%
Ayco Growth Fund
   Platinum Investor I & II                                     --     8.36             --     0.47%    0.75%     26.35%
   Platinum Investor III                                        --     8.38             --     0.52%    0.70%     26.41%
   Platinum Investor PLUS                                       --    10.23             --   120.86%    0.70%     26.41%
   Platinum Investor Survivor                                   --     8.45             --     0.86%    0.40%     26.78%
   Platinum Investor Survivor II                                --     8.89             --     0.83%    0.75%     26.35%
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor I & II                                 46,817     7.43        347,984     0.00%    0.75%     47.44%
   Platinum Investor III                                   114,690     7.28        834,569     0.00%    0.70%     47.51%
   Platinum Investor PLUS                                    3,837    11.62         44,567     0.00%    0.70%     47.51%
   Platinum Investor Survivor                                4,530     7.52         34,045     0.00%    0.40%     47.95%
   Platinum Investor Survivor II                               749    11.01          8,249     0.00%    0.75%     47.44%
Dreyfus IP MidCap Stock Portfolio - Initial shares
   Platinum Investor I & II                                 73,021    10.70        781,298     0.29%    0.75%     30.74%
   Platinum Investor III                                   161,611    10.52      1,699,951     0.30%    0.70%     30.80%
   Platinum Investor PLUS                                   11,054    11.05        122,113     0.39%    0.70%     30.80%

                                   VL-R - 72

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                             Investment
                                                                                               Income    Expense    Total
Divisions                                                       Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------- ------- ---------- ---------- ---------- --------- ----------
2003 - Continued
Dreyfus IP MidCap Stock Portfolio - Initial shares - Continued
   Platinum Investor Survivor                                   18,763  $  10.82  $  202,999    0.27%     0.40%     31.20%
   Platinum Investor Survivor II                                 4,400     12.11      53,278    0.36%     0.75%     30.74%
Dreyfus VIF Developing Leaders Portfolio - Initial shares
   Corporate America                                            12,360     10.38     128,308    0.03%     0.35%     31.23%
   Platinum Investor I & II                                    405,482     12.59   5,106,276    0.03%     0.75%     30.71%
   Platinum Investor III                                       377,518      9.70   3,660,894    0.03%     0.70%     30.77%
   Platinum Investor PLUS                                       14,951     10.47     156,515    0.04%     0.70%     30.77%
   Platinum Investor Survivor                                   58,620     10.37     608,130    0.04%     0.40%     31.16%
   Platinum Investor Survivor II                                43,134     11.38     490,913    0.04%     0.75%     30.71%
Dreyfus VIF Quality Bond Portfolio - Initial shares
   Corporate America                                             7,084     12.97      91,852    4.08%     0.35%      4.58%
   Platinum Investor I & II                                    351,864     12.99   4,571,955    3.97%     0.75%      4.16%
   Platinum Investor III                                       210,671     12.30   2,591,291    4.04%     0.70%      4.21%
   Platinum Investor PLUS                                       12,455     10.90     135,822    4.16%     0.70%      4.21%
   Platinum Investor Survivor                                   22,659     12.96     293,621    4.08%     0.40%      4.52%
   Platinum Investor Survivor II                                 4,881     10.95      53,463    4.05%     0.75%      4.16%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                               13,924     10.24     142,609    2.47%     0.75%     16.78%
   Platinum Investor I & II                                    194,550      9.75   1,896,730    3.14%     0.75%     16.78%
   Platinum Investor III                                       146,922      9.72   1,428,653    2.37%     0.70%     16.84%
   Platinum Investor PLUS                                        7,471     11.12      83,043    1.34%     0.70%     16.84%
   Platinum Investor Survivor                                    8,861      9.86      87,351    3.52%     0.40%     17.19%
   Platinum Investor Survivor II                                 7,874     10.86      85,505    2.22%     0.75%     16.78%
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                               37,472     10.85     406,531    0.24%     0.75%     27.24%
   Corporate America                                             5,102      9.63      49,147    0.29%     0.35%     27.75%
   Platinum Investor I & II                                    275,267      9.51   2,618,131    0.26%     0.75%     27.24%
   Platinum Investor III                                       578,962      9.38   5,432,050    0.23%     0.70%     27.30%
   Platinum Investor PLUS                                       28,350     11.23     318,302    0.09%     0.70%     27.30%
   Platinum Investor Survivor                                   37,768      9.62     363,221    0.54%     0.40%     27.68%
   Platinum Investor Survivor II                                 8,993     11.84     106,506    0.19%     0.75%     27.24%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                               53,210      9.98     531,275    1.36%     0.75%     29.06%
   Corporate America                                            19,278     10.22     197,063    1.46%     0.35%     29.57%
   Platinum Investor I & II                                    301,311     10.09   3,041,231    1.46%     0.75%     29.06%
   Platinum Investor III                                       618,890     10.10   6,252,170    1.23%     0.70%     29.12%
   Platinum Investor PLUS                                       28,808     10.88     313,370    0.72%     0.70%     29.12%
   Platinum Investor Survivor                                   65,789     10.21     671,430    2.70%     0.40%     29.51%
   Platinum Investor Survivor II                                31,375     11.04     346,431    1.49%     0.75%     29.06%
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                               25,346      7.93     201,055    0.10%     0.75%     31.55%
   Corporate America                                             5,536      6.72      37,208    0.10%     0.35%     32.08%
   Platinum Investor I & II                                    301,685      6.64   2,002,210    0.10%     0.75%     31.55%
   Platinum Investor III                                       806,359      6.57   5,300,495    0.09%     0.70%     31.62%
   Platinum Investor PLUS                                       35,338     10.58     373,837    0.03%     0.70%     31.62%
   Platinum Investor Survivor                                   84,756      6.71     568,779    0.20%     0.40%     32.01%
   Platinum Investor Survivor II                                33,499      9.41     315,255    0.11%     0.75%     31.55%

                                   VL-R - 73

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                            Investment
                                                                                              Income    Expense    Total
Divisions                                                     Units  Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------ ------- ---------- ----------- ---------- --------- ----------
2003 - Continued
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Platinum Investor I & II                                   13,930  $  14.00  $   194,978    0.00%     0.75%     39.97%
   Platinum Investor III                                       7,590     14.00      106,267    0.00%     0.70%     40.01%
   Platinum Investor PLUS                                      1,083     14.00       15,161    0.00%     0.70%     40.01%
   Platinum Investor Survivor II                                 646     14.00        9,039    0.00%     0.75%     39.97%
Franklin Templeton - Franklin Small Cap Fund - Class 2
   AG Legacy Plus                                             21,351      6.34      135,309    0.00%     0.75%     36.22%
Franklin Templeton - Franklin Small Cap Value Securities
  Fund - Class 2
   Platinum Investor I & II                                      823     13.27       10,925    0.00%     0.75%     32.71%
   Platinum Investor III                                      13,920     13.28      184,793    0.01%     0.70%     32.75%
   Platinum Investor PLUS                                      2,274     13.28       30,194    0.00%     0.70%     32.75%
   Platinum Investor Survivor                                    954     13.30       12,687    0.00%     0.40%     33.02%
   Platinum Investor Survivor II                                 407     13.27        5,400    0.00%     0.75%     32.71%
Franklin Templeton - Franklin U.S. Government Fund - Class 2
   Platinum Investor I & II                                   29,978     11.09      332,384    4.44%     0.75%      1.45%
   Platinum Investor III                                     993,247     11.10   11,023,739    4.48%     0.70%      1.50%
   Platinum Investor PLUS                                     32,257     10.74      346,310    8.97%     0.70%      1.50%
   Platinum Investor Survivor                                    307     11.17        3,422    9.35%     0.40%      1.81%
   Platinum Investor Survivor II                               4,440     11.09       49,231    2.42%     0.75%      1.45%
Franklin Templeton - Mutual Shares Securities Fund - Class 2
   Platinum Investor I & II                                   24,270     10.88      264,074    0.65%     0.75%     24.21%
   Platinum Investor III                                     498,453     10.89    5,428,832    1.01%     0.70%     24.28%
   Platinum Investor PLUS                                      9,047     10.71       96,887    0.81%     0.70%     24.28%
   Platinum Investor Survivor                                  2,452     10.96       26,861    0.59%     0.40%     24.65%
   Platinum Investor Survivor II                              16,089     10.88      175,057    0.99%     0.75%     24.21%
Franklin Templeton - Templeton Foreign Securities Fund -
  Class 2
   AG Legacy Plus                                             13,455      8.43      113,465    1.09%     0.75%     31.23%
   Platinum Investor I & II                                   54,774     10.55      578,054    1.04%     0.75%     31.23%
   Platinum Investor III                                     514,133     10.56    5,431,242    1.63%     0.70%     31.29%
   Platinum Investor PLUS                                      4,611     10.21       47,094    0.83%     0.70%     31.29%
   Platinum Investor Survivor                                  5,955     10.63       63,285    0.15%     0.40%     31.69%
   Platinum Investor Survivor II                              26,168     10.55      276,165    1.34%     0.75%     31.23%
Goldman Sachs Capital Growth Fund
   Platinum Investor I & II                                   14,861      8.55      127,035    0.00%     0.75%      2.21%
   Platinum Investor III                                      16,224      8.56      138,901    0.00%     0.70%      2.22%
   Platinum Investor PLUS                                        115     10.46        1,202    0.00%     0.70%      2.22%
   Platinum Investor Survivor                                740,038      8.64    6,394,727    0.00%     0.40%      2.23%
   Platinum Investor Survivor II                             202,510      9.08    1,839,317    0.00%     0.75%      2.21%
Janus Aspen Series International Growth Portfolio - Service
  Shares
   Corporate America                                           3,219      6.78       21,839    1.12%     0.35%     34.06%
   Platinum Investor I & II                                   84,575      6.70      566,508    0.97%     0.75%     33.53%
   Platinum Investor III                                     184,544      6.65    1,227,085    0.93%     0.70%     33.60%
   Platinum Investor PLUS                                      3,647     10.66       38,856    0.94%     0.70%     33.60%
   Platinum Investor Survivor                                 35,446      6.77      240,071    1.09%     0.40%     34.00%
   Platinum Investor Survivor II                               4,343     10.53       45,738    1.20%     0.75%     33.53%
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares
   Corporate America                                           2,344      4.50       10,540    0.00%     0.35%     34.29%
   Platinum Investor I & II                                   52,305      4.44      232,264    0.00%     0.75%     33.76%

                                   VL-R - 74

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                        Investment
                                                                                          Income    Expense    Total
Divisions                                                Units  Unit Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------- ------- ---------- ------------ ---------- --------- ----------
2003 - Continued
Janus Aspen Series Mid Cap Growth Portfolio - Service
  Shares - Continued
   Platinum Investor III                                377,143  $  4.33   $  1,633,083    0.00%     0.70%     33.82%
   Platinum Investor PLUS                                 6,125    11.31         69,306    0.00%     0.70%     33.82%
   Platinum Investor Survivor                            29,454     4.49        132,254    0.00%     0.40%     34.23%
   Platinum Investor Survivor II                            996    10.11         10,066    0.00%     0.75%     33.76%
Janus Aspen Series Worldwide Growth Portfolio - Service
  Shares
   Corporate America                                     10,759     6.34         68,223    0.91%     0.35%     23.25%
   Platinum Investor I & II                             128,751     6.26        806,098    0.94%     0.75%     22.76%
   Platinum Investor III                                314,555     6.20      1,951,654    0.84%     0.70%     22.82%
   Platinum Investor PLUS                                 8,332     9.91         82,556    0.88%     0.70%     22.82%
   Platinum Investor Survivor                            36,703     6.33        232,358    0.94%     0.40%     23.19%
   Platinum Investor Survivor II                         28,353     9.49        269,186    0.61%     0.75%     22.76%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                                  39    12.37            482    0.00%     0.75%     23.67%
   Platinum Investor III                                  9,332    12.37        115,457    0.00%     0.70%     23.72%
   Platinum Investor PLUS                                   139    12.37          1,723    0.00%     0.70%     23.72%
   Platinum Investor Survivor II                            359    12.37          4,435    0.00%     0.75%     23.67%
JPMorgan Small Company Portfolio
   Platinum Investor I & II                              24,698     9.04        223,279    0.00%     0.75%     34.96%
   Platinum Investor III                                 62,123     8.89        552,395    0.00%     0.70%     35.03%
   Platinum Investor PLUS                                 1,545    11.07         17,103    0.00%     0.70%     35.03%
   Platinum Investor Survivor                             1,101     9.14         10,060    0.00%     0.40%     35.43%
   Platinum Investor Survivor II                            469    11.62          5,450    0.00%     0.75%     34.96%
MFS VIT Capital Opportunities Series - Initial Class
   Corporate America                                      3,396     6.05         20,562    0.21%     0.35%     26.94%
   Platinum Investor I & II                             123,819     5.98        740,269    0.26%     0.75%     26.44%
   Platinum Investor III                                351,732     6.03      2,121,183    0.22%     0.70%     26.50%
   Platinum Investor PLUS                                13,208    10.16        134,162    0.13%     0.70%     26.50%
   Platinum Investor Survivor                            42,350     6.05        256,019    0.22%     0.40%     26.88%
   Platinum Investor Survivor II                          2,444     9.26         22,624    0.23%     0.75%     26.44%
MFS VIT Emerging Growth Series - Initial Class
   AG Legacy Plus                                         9,716     9.57         92,944    0.00%     0.75%     29.25%
   Corporate America                                      1,272     4.40          5,594    0.00%     0.35%     29.77%
   Platinum Investor I & II                             707,829     9.31      6,592,132    0.00%     0.75%     29.25%
   Platinum Investor III                                710,798     4.93      3,503,311    0.00%     0.70%     29.32%
   Platinum Investor PLUS                                10,988    10.38        114,037    0.00%     0.70%     29.32%
   Platinum Investor Survivor                           128,450     4.39        564,347    0.00%     0.40%     29.71%
   Platinum Investor Survivor II                          2,081     8.93         18,588    0.00%     0.75%     29.25%
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                        11,867     7.40         87,852    0.00%     0.75%     32.72%
   Corporate America                                      4,165     8.03         33,449    0.00%     0.35%     33.25%
   Platinum Investor I & II                             118,366     7.93        938,613    0.00%     0.75%     32.72%
   Platinum Investor III                                209,507     7.76      1,626,577    0.00%     0.70%     32.79%
   Platinum Investor PLUS                                 7,988    10.55         84,253    0.00%     0.70%     32.79%
   Platinum Investor Survivor                            12,890     8.02        103,356    0.00%     0.40%     33.18%
   Platinum Investor Survivor II                         20,459    10.17        208,046    0.00%     0.75%     32.72%
MFS VIT Research Series - Initial Class
   Corporate America                                      3,197     6.60         21,110    0.49%     0.35%     24.27%

                                   VL-R - 75

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                         Investment
                                                                                           Income    Expense    Total
Divisions                                                   Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------- ------- ---------- ---------- ---------- --------- ----------
2003 - Continued
MFS VIT Research Series - Initial Class - Continued
   Platinum Investor I & II                                 45,499   $ 6.52   $  296,621    0.62%     0.75%     23.77%
   Platinum Investor III                                   127,774     6.49      829,360    0.60%     0.70%     23.84%
   Platinum Investor PLUS                                    3,326    10.26       34,120    0.32%     0.70%     23.84%
   Platinum Investor Survivor                               10,143     6.59       66,864    0.69%     0.40%     24.21%
   Platinum Investor Survivor II                             3,856     9.56       36,872    0.50%     0.75%     23.77%
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                          133,539     5.64      752,783    1.61%     0.75%     15.45%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Corporate America                                         1,001     5.61        5,612    0.00%     0.35%     27.62%
   Platinum Investor I & II                                 51,089     5.54      282,942    0.00%     0.75%     27.11%
   Platinum Investor III                                   246,565     5.44    1,342,011    0.00%     0.70%     27.18%
   Platinum Investor PLUS                                    9,135    10.15       92,709    0.00%     0.70%     27.18%
   Platinum Investor Survivor                               14,189     5.60       79,457    0.00%     0.40%     27.56%
   Platinum Investor Survivor II                             6,290     9.32       58,612    0.00%     0.75%     27.11%
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                           12,144     9.60      116,594    0.00%     0.75%     34.08%
Oppenheimer Balanced Fund/VA - Non-Service Shares
   Platinum Investor I & II                                      2    11.87           18    0.00%     0.75%     18.74%
   Platinum Investor III                                     5,675    11.88       67,413    0.00%     0.70%     18.78%
   Platinum Investor PLUS                                      491    11.88        5,829    0.00%     0.70%     18.78%
   Platinum Investor Survivor                                  433    11.90        5,158    0.00%     0.40%     19.02%
   Platinum Investor Survivor II                             3,197    11.87       37,965    0.00%     0.75%     18.74%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor I & II                                  2,681    14.22       38,121    0.00%     0.75%     42.19%
   Platinum Investor III                                     7,964    14.22      113,286    0.00%     0.70%     42.24%
   Platinum Investor PLUS                                      254    14.22        3,614    0.00%     0.70%     42.24%
   Platinum Investor Survivor                                1,271    14.25       18,122    0.00%     0.40%     42.53%
   Platinum Investor Survivor II                               316    14.22        4,494    0.00%     0.75%     42.19%
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                            6,177    11.57       71,478    9.13%     0.75%     23.03%
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                           46,648    12.95      604,251    2.34%     0.75%      8.04%
   Corporate America                                         2,415    14.29       34,504    2.87%     0.35%      8.47%
   Platinum Investor I & II                                115,773    14.11    1,633,587    2.41%     0.75%      8.04%
   Platinum Investor III                                   357,225    14.16    5,058,921    2.55%     0.70%      8.10%
   Platinum Investor PLUS                                   19,594    11.96      234,262    2.38%     0.70%      8.10%
   Platinum Investor Survivor                               55,992    14.27      798,850    2.66%     0.40%      8.42%
   Platinum Investor Survivor II                            12,541    12.12      152,019    2.32%     0.75%      8.04%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Corporate America                                        15,920    11.19      178,227    1.65%     0.35%      1.69%
   Platinum Investor I & II                                198,676    11.05    2,196,210    2.23%     0.75%      1.29%
   Platinum Investor III                                   136,457    11.06    1,509,539    1.59%     0.70%      1.34%
   Platinum Investor PLUS                                    5,065    10.30       52,148    1.40%     0.70%      1.34%
   Platinum Investor Survivor                               22,482    11.18      251,288    1.66%     0.40%      1.64%
   Platinum Investor Survivor II                            29,761    10.40      309,375    1.79%     0.75%      1.29%
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                           35,437    11.94      423,015    2.68%     0.75%      4.26%

                                   VL-R - 76

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                        Investment
                                                                                          Income    Expense    Total
Divisions                                                  Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------- ------- ---------- ---------- ---------- --------- ----------
2003 - Continued
PIMCO VIT Total Return Portfolio - Administrative Class -
  Continued
   Corporate America                                        6,930  $  12.67  $   87,796    3.00%     0.35%      4.68%
   Platinum Investor I & II                               258,775     12.51   3,237,164    2.85%     0.75%      4.26%
   Platinum Investor III                                  437,126     12.57   5,495,000    2.98%     0.70%      4.31%
   Platinum Investor PLUS                                  24,496     10.96     268,413    2.72%     0.70%      4.31%
   Platinum Investor Survivor                              51,352     12.65     649,546    2.80%     0.40%      4.63%
   Platinum Investor Survivor II                           52,389     11.07     579,689    3.31%     0.75%      4.26%
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                           8,850     12.66     112,000    8.11%     0.75%     19.15%
   Corporate America                                      294,605     12.87   3,792,813    7.25%     0.35%     19.63%
   Platinum Investor I & II                                89,892     12.22   1,098,789    9.11%     0.75%     19.15%
   Platinum Investor III                                   57,820     13.09     756,793    6.90%     0.70%     19.21%
   Platinum Investor PLUS                                   4,230     12.13      51,314    3.90%     0.70%     19.21%
   Platinum Investor Survivor                               4,357     12.87      56,062    8.28%     0.40%     19.57%
   Platinum Investor Survivor II                              122     12.47       1,524    0.00%     0.75%     19.15%
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                      371,886     10.16   3,778,936    1.40%     0.35%     26.94%
   Platinum Investor I & II                               509,573     10.57   5,386,247    1.85%     0.75%     26.43%
   Platinum Investor III                                  467,361      9.54   4,459,408    1.57%     0.70%     26.49%
   Platinum Investor PLUS                                  13,002     10.68     138,850    1.12%     0.70%     26.49%
   Platinum Investor Survivor                              70,398     10.15     714,878    1.73%     0.40%     26.87%
   Platinum Investor Survivor II                            4,092     10.48      42,897    1.32%     0.75%     26.43%
Putnam VT International Growth and Income Fund - Class IB
   Corporate America                                        1,334      9.20      12,264    0.00%     0.35%     37.37%
   Platinum Investor I & II                               239,580     10.72   2,568,951    1.40%     0.75%     36.82%
   Platinum Investor III                                  198,598      9.49   1,884,181    1.43%     0.70%     36.89%
   Platinum Investor PLUS                                   4,529     11.15      50,500    0.85%     0.70%     36.89%
   Platinum Investor Survivor                              43,197      9.19     396,996    2.62%     0.40%     37.30%
   Platinum Investor Survivor II                           12,397     12.12     150,271    1.33%     0.75%     36.82%
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                          25,739     15.81     407,015    0.33%     0.75%     48.53%
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                          15,464      4.73      73,086    0.00%     0.75%     32.17%
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                          48,322      5.52     266,775    0.37%     0.75%     23.98%
Safeco RST Core Equity Portfolio
   Platinum Investor I & II                               276,177      8.77   2,421,492    0.89%     0.75%     23.85%
   Platinum Investor III                                   63,936      7.64     488,773    1.08%     0.70%     23.91%
   Platinum Investor PLUS                                     838     10.47       8,774    1.36%     0.70%     23.91%
   Platinum Investor Survivor                              32,237      7.31     235,796    1.04%     0.40%     24.28%
   Platinum Investor Survivor II                              187      9.24       1,733    1.11%     0.75%     23.85%
Safeco RST Growth Opportunities Portfolio
   Corporate America                                        3,371      8.87      29,895    0.00%     0.35%     42.44%
   Platinum Investor I & II                               396,491      8.69   3,446,391    0.00%     0.75%     41.87%
   Platinum Investor III                                  120,957      9.29   1,124,048    0.00%     0.70%     41.95%
   Platinum Investor PLUS                                   3,567     10.04      35,811    0.00%     0.70%     41.95%
   Platinum Investor Survivor                              17,018      8.86     150,834    0.00%     0.40%     42.37%
   Platinum Investor Survivor II                           23,243     10.41     242,035    0.00%     0.75%     41.87%

                                   VL-R - 77

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                      Investment
                                                                                        Income    Expense    Total
Divisions                                              Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------- --------- ---------- ----------- ---------- --------- ----------
2003 - Continued
Scudder VIT EAFE Equity Index Fund - Class A
   Legacy Plus                                              --  $  8.30   $        --    0.00%     0.75%     32.36%
Scudder VIT Equity 500 Index Fund - Class A
   Legacy Plus                                           1,670     9.25        15,448    1.15%     0.75%     27.20%
SunAmerica - Aggressive Growth Portfolio - Class 1
   Platinum Investor I & II                              7,575     9.99        75,636    0.00%     0.75%     27.50%
   Platinum Investor III                                14,418     9.99       144,087    0.00%     0.70%     27.56%
   Platinum Investor PLUS                                1,974    10.61        20,949    0.00%     0.70%     27.56%
   Platinum Investor Survivor II                           329     9.99         3,284    0.00%     0.75%     27.50%
SunAmerica - SunAmerica Balanced Portfolio - Class 1
   Platinum Investor I & II                                195    10.11         1,968    2.38%     0.75%     14.26%
   Platinum Investor III                                28,434    10.12       287,813    2.66%     0.70%     14.31%
   Platinum Investor PLUS                                6,452    10.44        67,366    3.13%     0.70%     14.31%
   Platinum Investor Survivor II                           407    10.11         4,119    0.00%     0.75%     14.26%
UIF Equity Growth Portfolio - Class I
   Platinum Investor I & II                            326,206     9.60     3,130,767    0.00%     0.75%     23.99%
   Platinum Investor III                                66,650     6.44       429,207    0.00%     0.70%     24.06%
   Platinum Investor PLUS                                1,975    10.26        20,256    0.00%     0.70%     24.06%
   Platinum Investor Survivor                           30,141     6.12       184,561    0.00%     0.40%     24.43%
   Platinum Investor Survivor II                           141     9.06         1,280    0.00%     0.75%     23.99%
UIF High Yield Portfolio - Class I
   Platinum Investor I & II                            126,400    10.25     1,295,523    0.00%     0.75%     24.77%
   Platinum Investor III                                20,941    10.62       222,461    0.00%     0.70%     24.83%
   Platinum Investor PLUS                                  432    11.86         5,121    0.00%     0.70%     24.83%
   Platinum Investor Survivor                           24,802     9.93       246,395    0.00%     0.40%     25.21%
   Platinum Investor Survivor II                         3,683    11.58        42,672    0.00%     0.75%     24.77%
VALIC Company I - International Equities Fund
   AG Legacy Plus                                       14,398     7.02       101,091    1.46%     0.75%     28.67%
   Platinum Investor I & II                            122,430     9.01     1,102,745    1.35%     0.75%     28.67%
   Platinum Investor III                                67,471     7.79       525,299    1.44%     0.70%     28.73%
   Platinum Investor PLUS                                3,724    10.19        37,962    2.18%     0.70%     28.73%
   Platinum Investor Survivor                           12,165     6.88        83,664    1.61%     0.40%     29.12%
   Platinum Investor Survivor II                           347    10.60         3,680    1.13%     0.75%     28.67%
VALIC Company I - Mid Cap Index Fund
   AG Legacy Plus                                       19,915    11.17       222,472    0.66%     0.75%     34.11%
   Corporate America                                     6,985    12.09        84,411    0.67%     0.35%     34.65%
   Platinum Investor I & II                            473,968    16.56     7,850,709    0.65%     0.75%     34.11%
   Platinum Investor III                               355,307    10.88     3,864,025    0.67%     0.70%     34.18%
   Platinum Investor PLUS                               15,183    11.20       169,998    0.77%     0.70%     34.18%
   Platinum Investor Survivor                           65,007    12.08       785,117    0.67%     0.40%     34.58%
   Platinum Investor Survivor II                        34,488    12.22       421,438    0.63%     0.75%     34.11%
VALIC Company I - Money Market I Fund
   AG Legacy Plus                                       54,423    10.51       572,075    0.59%     0.75%     -0.15%
   Corporate America                                     5,236    10.89        57,007    0.20%     0.35%      0.25%
   Legacy Plus                                           1,003    11.07        11,107    0.60%     0.75%     -0.15%
   Platinum Investor I & II                          1,187,067    11.59    13,752,956    0.59%     0.75%     -0.15%
   Platinum Investor III                             1,157,750    10.43    12,072,544    0.64%     0.70%     -0.10%
   Platinum Investor PLUS                               98,210    10.02       983,952    0.77%     0.70%     -0.10%

                                   VL-R - 78

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                       Investment
                                                                                         Income    Expense    Total
Divisions                                              Units   Unit Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------- --------- ---------- ------------ ---------- --------- ----------
2003 - Continued
VALIC Company I - Money Market I Fund - Continued
   Platinum Investor Survivor                          380,198   $10.88   $  4,136,738    0.58%     0.40%      0.20%
   Platinum Investor Survivor II                       506,784    10.05      5,091,299    0.62%     0.75%     -0.15%
VALIC Company I - Nasdaq-100 Index Fund
   Platinum Investor I & II                            175,463     4.44        778,806    0.00%     0.75%     48.16%
   Platinum Investor III                               458,384     4.36      1,998,388    0.00%     0.70%     48.24%
   Platinum Investor PLUS                                5,849    12.50         73,115    0.00%     0.70%     48.24%
   Platinum Investor Survivor                           20,392     4.49         91,524    0.00%     0.40%     48.68%
   Platinum Investor Survivor II                           162     9.41          1,520    0.00%     0.75%     48.16%
VALIC Company I - Science & Technology Fund
   Platinum Investor I & II                             49,200     3.95        194,220    0.00%     0.75%     50.34%
   Platinum Investor III                               164,694     3.91        644,460    0.00%     0.70%     50.42%
   Platinum Investor PLUS                                2,392    12.13         29,006    0.00%     0.70%     50.42%
   Platinum Investor Survivor                           13,270     3.99         52,968    0.00%     0.40%     50.87%
   Platinum Investor Survivor II                           702     9.11          6,393    0.00%     0.75%     50.34%
VALIC Company I - Small Cap Index Fund
   Corporate America                                     4,923    11.46         56,403    0.54%     0.35%     45.95%
   Platinum Investor I & II                            132,279    11.31      1,496,516    0.51%     0.75%     45.37%
   Platinum Investor III                               150,669    11.13      1,677,464    0.50%     0.70%     45.44%
   Platinum Investor PLUS                                7,881    11.78         92,804    0.50%     0.70%     45.44%
   Platinum Investor Survivor                           26,367    11.44        301,623    0.51%     0.40%     45.88%
   Platinum Investor Survivor II                         1,939    12.67         24,572    0.55%     0.75%     45.37%
VALIC Company I - Stock Index Fund
   AG Legacy Plus                                       40,926     7.61        311,432    1.31%     0.75%     27.24%
   Corporate America                                    14,966     7.59        113,624    1.35%     0.35%     27.75%
   Platinum Investor I & II                          1,600,529    10.43     16,687,793    1.31%     0.75%     27.24%
   Platinum Investor III                             2,468,374     7.89     19,467,096    1.39%     0.70%     27.31%
   Platinum Investor PLUS                               42,167    10.81        455,713    1.42%     0.70%     27.31%
   Platinum Investor Survivor                          685,168     7.59      5,198,479    1.33%     0.40%     27.69%
   Platinum Investor Survivor II                       172,218    10.06      1,733,298    1.28%     0.75%     27.24%
Van Kampen LIT Emerging Growth Portfolio - Class I
   AG Legacy Plus                                       13,282     4.47         59,393    0.00%     0.75%     26.39%
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                       13,082    12.48        163,224    4.12%     0.75%      0.99%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor I & II                            178,503    10.51      1,876,564    0.86%     0.75%     27.07%
   Platinum Investor III                               155,250    10.52      1,633,472    0.92%     0.70%     27.14%
   Platinum Investor PLUS                                9,593    10.72        102,840    0.39%     0.70%     27.14%
   Platinum Investor Survivor                           15,154    10.57        160,247    1.05%     0.40%     27.52%
   Platinum Investor Survivor II                         4,494    10.51         47,245    0.19%     0.75%     27.07%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor I & II                             73,461    11.85        870,269    5.46%     0.75%     16.00%
   Platinum Investor III                               203,425    11.93      2,427,400    4.89%     0.70%     16.05%
   Platinum Investor PLUS                                9,286    11.47        106,560    3.50%     0.70%     16.05%
   Platinum Investor Survivor                           71,234    11.98        853,280    6.64%     0.40%     16.40%
   Platinum Investor Survivor II                         3,152    11.75         37,022    4.95%     0.75%     16.00%
Vanguard VIF REIT Index Portfolio
   Corporate America                                     3,843    17.00         65,316    4.03%     0.35%     35.01%

                                   VL-R - 79

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                              Investment
                                                                                Income    Expense    Total
Divisions                                      Units  Unit Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
--------------------------------------------- ------- ---------- ------------ ---------- --------- ----------
2003 - Continued
Vanguard VIF REIT Index Portfolio - Continued
   Platinum Investor I & II                    79,522  $  16.78  $  1,334,528    3.21%     0.75%      34.47%
   Platinum Investor III                      239,528     16.78     4,019,190    3.13%     0.70%      34.54%
   Platinum Investor PLUS                      14,257     12.62       179,968    3.25%     0.70%      34.54%
   Platinum Investor Survivor                  21,216     16.97       360,003    3.42%     0.40%      34.94%
   Platinum Investor Survivor II                9,515     14.62       139,141    2.95%     0.75%      34.47%

2002
AIM V.I. Capital Appreciation Fund - Series I
   The One VUL Solution                            --      4.77            --    0.00%     0.75%     -24.92%
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                              22,776      5.10       116,132    0.77%     0.75%     -16.30%
   Corporate America                            5,928      4.90        29,029    0.16%     0.35%     -15.97%
   Platinum Investor I & II                   368,831      7.06     2,602,616    0.60%     0.75%     -16.30%
   Platinum Investor III                       77,922      5.92       461,268    0.76%     0.70%     -16.26%
   Platinum Investor PLUS                         480      8.19         3,927    0.81%     0.70%       0.00%
   Platinum Investor Survivor                  50,094      4.90       245,264    0.63%     0.40%     -16.01%
   Platinum Investor Survivor II                1,368      8.59        11,750    1.20%     0.75%       0.00%
   The One VUL Solution                            --      4.65            --    1.13%     0.75%     -16.31%
AIM V.I. Premier Equity Fund - Series I
   Corporate America                            6,136      4.75        29,131    0.07%     0.35%     -30.50%
   Legacy Plus                                      1      5.27             3    0.00%     0.75%     -30.78%
   Platinum Investor I & II                   957,563      7.63     7,301,703    0.32%     0.75%     -30.78%
   Platinum Investor III                      347,063      5.66     1,965,988    0.44%     0.70%     -30.75%
   Platinum Investor PLUS                       1,706      8.22        14,024    0.81%     0.70%       0.00%
   Platinum Investor Survivor                 105,247      4.75       499,599    0.34%     0.40%     -30.54%
   Platinum Investor Survivor II                3,438      7.09        24,384    0.80%     0.75%       0.00%
American Century VP Value Fund - Class I
   AG Legacy Plus                              32,212     11.59       373,282    0.85%     0.75%     -13.27%
   Corporate America                            5,131     10.56        54,184    0.56%     0.35%     -12.93%
   Platinum Investor I & II                   180,166     10.47     1,886,100    0.79%     0.75%     -13.27%
   Platinum Investor III                      221,601     10.40     2,303,966    0.59%     0.70%     -13.23%
   Platinum Investor PLUS                       4,788      8.81        42,174    0.00%     0.70%       0.00%
   Platinum Investor Survivor                  12,625     10.55       133,175    0.91%     0.40%     -12.97%
   Platinum Investor Survivor II               42,508      9.22       391,994    0.01%     0.75%       0.00%
Ayco Growth Fund
   Platinum Investor I & II                    29,066      6.62       192,386    0.35%     0.75%     -29.83%
   Platinum Investor III                       30,148      6.63       199,755    0.39%     0.70%     -29.80%
   Platinum Investor PLUS                           1      8.10             7    0.00%     0.70%       0.00%
   Platinum Investor Survivor                 789,598      6.67     5,264,612    0.32%     0.40%     -29.58%
   Platinum Investor Survivor II              222,735      7.03     1,566,422    0.72%     0.75%       0.00%
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor I & II                    35,231      5.04       177,610    0.00%     0.75%     -34.19%
   Platinum Investor III                       51,587      4.93       254,477    0.00%     0.70%     -34.15%
   Platinum Investor PLUS                         871      7.87         6,859    0.00%     0.70%       0.00%
   Platinum Investor Survivor                   3,366      5.08        17,097    0.00%     0.40%     -33.96%
   Platinum Investor Survivor II                  124      7.47           929    0.00%     0.75%       0.00%

                                   VL-R - 80

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                        Investment
                                                                                          Income    Expense    Total
Divisions                                                  Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------- ------- ---------- ---------- ---------- --------- ----------
2002 - Continued
Dreyfus IP MidCap Stock Portfolio - Initial shares
   Platinum Investor I & II                                63,006  $  8.18   $  515,639    0.34%     0.75%     -13.15%
   Platinum Investor III                                  121,203     8.04      974,668    0.41%     0.70%     -13.10%
   Platinum Investor PLUS                                   3,019     8.45       25,502    0.58%     0.70%       0.00%
   Platinum Investor Survivor                              20,439     8.25      168,544    0.34%     0.40%     -12.84%
   Platinum Investor Survivor II                            1,861     9.26       17,237    0.63%     0.75%       0.00%
Dreyfus VIF Developing Leaders Portfolio - Initial shares
   Corporate America                                       10,128     7.91       80,120    0.05%     0.35%     -19.41%
   Platinum Investor I & II                               426,312     9.63    4,107,348    0.05%     0.75%     -19.73%
   Platinum Investor III                                  271,074     7.42    2,010,122    0.05%     0.70%     -19.69%
   Platinum Investor PLUS                                   4,300     8.01       34,423    0.03%     0.70%       0.00%
   Platinum Investor Survivor                             161,430     7.91    1,276,781    0.07%     0.40%     -19.45%
   Platinum Investor Survivor II                           19,192     8.71      167,114    0.05%     0.75%       0.00%
Dreyfus VIF Quality Bond Portfolio - Initial shares
   Corporate America                                        7,235    12.40       89,712    4.91%     0.35%       7.39%
   Platinum Investor I & II                               434,524    12.47    5,420,598    4.83%     0.75%       6.96%
   Platinum Investor III                                  153,439    11.80    1,811,076    5.31%     0.70%       7.01%
   Platinum Investor PLUS                                   4,878    10.46       51,041    1.39%     0.70%       0.00%
   Platinum Investor Survivor                              19,599    12.40      242,975    5.20%     0.40%       7.33%
   Platinum Investor Survivor II                            3,457    10.52       36,349    4.29%     0.75%       0.00%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                           8,505     8.77       74,595    3.64%     0.75%      -9.71%
   Platinum Investor I & II                               174,156     8.35    1,453,875    0.54%     0.75%      -9.71%
   Platinum Investor III                                   79,608     8.32      662,518    2.09%     0.70%      -9.66%
   Platinum Investor PLUS                                   1,718     9.51       16,348    0.00%     0.70%       0.00%
   Platinum Investor Survivor                               8,463     8.41       71,189    2.40%     0.40%      -9.39%
   Platinum Investor Survivor II                            4,060     9.30       37,752    0.00%     0.75%       0.00%
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                          25,788     8.53      219,877    0.37%     0.75%     -10.28%
   Corporate America                                        4,783     7.54       36,062    0.48%     0.35%      -9.92%
   Platinum Investor I & II                               243,910     7.48    1,823,252    0.62%     0.75%     -10.28%
   Platinum Investor III                                  301,956     7.37    2,225,469    0.41%     0.70%     -10.24%
   Platinum Investor PLUS                                   4,180     8.82       36,867    0.00%     0.70%       0.00%
   Platinum Investor Survivor                             272,383     7.53    2,051,592    0.66%     0.40%      -9.97%
   Platinum Investor Survivor II                            4,002     9.31       37,252    0.00%     0.75%       0.00%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                          39,899     7.74      308,675    1.20%     0.75%     -17.77%
   Corporate America                                       17,330     7.89      136,717    0.96%     0.35%     -17.44%
   Platinum Investor I & II                               264,111     7.82    2,065,557    1.52%     0.75%     -17.77%
   Platinum Investor III                                  359,047     7.82    2,809,110    1.23%     0.70%     -17.73%
   Platinum Investor PLUS                                   6,741     8.42       56,792    0.00%     0.70%       0.00%
   Platinum Investor Survivor                             262,426     7.88    2,068,007    1.54%     0.40%     -17.48%
   Platinum Investor Survivor II                           28,086     8.56      240,289    0.10%     0.75%       0.00%
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                          21,662     6.03      130,618    0.19%     0.75%     -30.82%
   Corporate America                                        4,366     5.09       22,219    0.10%     0.35%     -30.54%
   Platinum Investor I & II                               305,211     5.04    1,539,790    0.12%     0.75%     -30.82%
   Platinum Investor III                                  528,324     4.99    2,638,612    0.10%     0.70%     -30.78%

                                   VL-R - 81

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                            Investment
                                                                                              Income    Expense    Total
Divisions                                                     Units  Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------ ------- ---------- ----------- ---------- --------- ----------
2002 - Continued
Fidelity VIP Growth Portfolio - Service Class 2 - Continued
   Platinum Investor PLUS                                      6,371  $  8.04   $    51,207    0.00%     0.70%       0.00%
   Platinum Investor Survivor                                404,293     5.08     2,055,203    0.29%     0.40%     -30.57%
   Platinum Investor Survivor II                              30,554     7.15       218,579    0.00%     0.75%       0.00%
Franklin Templeton - Franklin Small Cap Fund - Class 2
   AG Legacy Plus                                             19,916     4.65        92,656    0.37%     0.75%     -29.22%
   The One VUL Solution                                           --     4.23            --    0.30%     0.75%     -29.22%
Franklin Templeton - Franklin U.S. Government Fund -
  Class 2
   Platinum Investor I & II                                   19,378    10.93       211,781    0.20%     0.75%       0.00%
   Platinum Investor III                                     765,913    10.93     8,374,946   22.84%     0.70%       0.00%
   Platinum Investor PLUS                                      1,443    10.58        15,262    0.00%     0.70%       0.00%
   Platinum Investor Survivor                                 25,055    10.97       274,784    0.00%     0.40%       0.00%
   Platinum Investor Survivor II                                 372    10.93         4,064    0.00%     0.75%       0.00%
Franklin Templeton - Mutual Shares Securities Fund - Class 2
   Platinum Investor I & II                                   12,404     8.76       108,650    1.85%     0.75%       0.00%
   Platinum Investor III                                     485,325     8.76     4,253,340    0.00%     0.70%       0.00%
   Platinum Investor PLUS                                      2,794     8.62        24,079    0.00%     0.70%       0.00%
   Platinum Investor Survivor                                  1,068     8.79         9,384    0.00%     0.40%       0.00%
   Platinum Investor Survivor II                               8,126     8.76        71,181    0.76%     0.75%       0.00%
Franklin Templeton - Templeton Developing Markets
  Securities Fund - Class 2
   The One VUL Solution                                           --     6.18            --    2.91%     0.75%      -0.89%
Franklin Templeton - Templeton Foreign Securities Fund -
  Class 2
   AG Legacy Plus                                              6,595     6.43        42,380    2.31%     0.75%     -19.17%
   Platinum Investor I & II                                    7,590     8.04        61,042    0.76%     0.75%       0.00%
   Platinum Investor III                                     517,539     8.05     4,164,199    0.01%     0.70%       0.00%
   Platinum Investor PLUS                                      1,105     7.78         8,596    0.00%     0.70%       0.00%
   Platinum Investor Survivor                                    595     8.07         4,799    0.00%     0.40%       0.00%
   Platinum Investor Survivor II                               9,504     8.04        76,434    1.64%     0.75%       0.00%
Janus Aspen Series International Growth Portfolio - Service
  Shares
   Corporate America                                           1,873     5.06         9,478    0.94%     0.35%     -26.02%
   Platinum Investor I & II                                   77,304     5.02       387,785    0.72%     0.75%     -26.31%
   Platinum Investor III                                     130,384     4.98       648,942    0.79%     0.70%     -26.28%
   Platinum Investor PLUS                                      1,057     7.98         8,431    0.62%     0.70%       0.00%
   Platinum Investor Survivor                                 25,566     5.05       129,225    0.79%     0.40%     -26.05%
   Platinum Investor Survivor II                              10,266     7.89        80,958    1.54%     0.75%       0.00%
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares
   Corporate America                                           2,135     3.35         7,151    0.00%     0.35%     -28.37%
   Platinum Investor I & II                                   50,819     3.32       168,710    0.00%     0.75%     -28.66%
   Platinum Investor III                                     257,635     3.24       833,628    0.00%     0.70%     -28.62%
   Platinum Investor PLUS                                      1,532     8.45        12,952    0.00%     0.70%       0.00%
   Platinum Investor Survivor                                 14,436     3.35        48,291    0.00%     0.40%     -28.41%
Janus Aspen Series Worldwide Growth Portfolio - Service
  Shares
   Corporate America                                           8,060     5.14        41,468    0.79%     0.35%     -25.97%
   Platinum Investor I & II                                  154,176     5.10       786,343    0.86%     0.75%     -26.26%
   Platinum Investor III                                     206,199     5.05     1,041,675    0.76%     0.70%     -26.23%
   Platinum Investor PLUS                                      1,138     8.07         9,184    0.70%     0.70%       0.00%
   Platinum Investor Survivor                                 21,524     5.14       110,615    0.71%     0.40%     -26.00%
   Platinum Investor Survivor II                              14,644     7.73       113,257    0.83%     0.75%       0.00%

                                   VL-R - 82

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                       Investment
                                                                                         Income    Expense    Total
Divisions                                                Units  Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------- ------- ---------- ----------- ---------- --------- ----------
2002 - Continued
JPMorgan Small Company Portfolio
   Platinum Investor I & II                              14,260  $  6.70   $    95,522    0.21%     0.75%     -22.24%
   Platinum Investor III                                 32,094     6.59       211,344    0.17%     0.70%     -22.20%
   Platinum Investor PLUS                                    83     8.20           678    0.00%     0.70%       0.00%
   Platinum Investor Survivor                             1,804     6.75        12,176    0.26%     0.40%     -21.96%
   Platinum Investor Survivor II                            116     8.61           998    0.00%     0.75%       0.00%
MFS VIT Capital Opportunities Series - Initial Class
   Corporate America                                      3,029     4.77        14,449    0.05%     0.35%     -29.94%
   Platinum Investor I & II                             138,353     4.73       654,212    0.04%     0.75%     -30.22%
   Platinum Investor III                                261,521     4.77     1,246,756    0.05%     0.70%     -30.18%
   Platinum Investor PLUS                                 1,935     8.03        15,536    0.00%     0.70%       0.00%
   Platinum Investor Survivor                            38,315     4.76       182,558    0.06%     0.40%     -29.97%
   Platinum Investor Survivor II                          1,984     7.32        14,526    0.01%     0.75%       0.00%
MFS VIT Emerging Growth Series - Initial Class
   AG Legacy Plus                                         7,536     7.40        55,771    3.14%     0.75%     -32.52%
   Corporate America                                      1,471     3.39         4,984    0.00%     0.35%     -33.99%
   Platinum Investor I & II                             734,536     7.21     5,292,534    0.00%     0.75%     -34.26%
   Platinum Investor III                                407,316     3.81     1,552,389    0.00%     0.70%     -34.22%
   Platinum Investor PLUS                                 1,418     8.03        11,383    0.00%     0.70%       0.00%
   Platinum Investor Survivor                           112,158     3.39       379,908    0.00%     0.40%     -34.02%
   Platinum Investor Survivor II                            978     6.91         6,758    0.00%     0.75%       0.00%
MFS VIT Investors Trust Series - Initial Class
   The One VUL Solution                                      --     6.78            --    0.75%     0.75%     -21.56%
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                         7,546     5.58        42,092    0.00%     0.75%     -32.14%
   Corporate America                                      3,836     6.03        23,116    0.00%     0.35%     -31.87%
   Platinum Investor I & II                             109,936     5.97       656,847    0.00%     0.75%     -32.14%
   Platinum Investor III                                128,296     5.85       750,133    0.00%     0.70%     -32.11%
   Platinum Investor PLUS                                 2,463     7.94        19,562    0.00%     0.70%       0.00%
   Platinum Investor Survivor                             6,447     6.02        38,816    0.00%     0.40%     -31.90%
   Platinum Investor Survivor II                         18,384     7.66       140,857    0.00%     0.75%       0.00%
MFS VIT Research Series - Initial Class
   Corporate America                                      2,002     5.31        10,636    0.19%     0.35%     -24.80%
   Platinum Investor I & II                              43,887     5.27       231,157    0.25%     0.75%     -25.10%
   Platinum Investor III                                 95,980     5.24       503,077    0.25%     0.70%     -25.06%
   Platinum Investor PLUS                                   444     8.28         3,676    0.00%     0.70%       0.00%
   Platinum Investor Survivor                             9,598     5.31        50,938    0.31%     0.40%     -24.84%
   Platinum Investor Survivor II                          2,335     7.73        18,040    0.64%     0.75%       0.00%
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                       136,071     4.88       664,385    1.55%     0.75%      -8.30%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor I & II                              57,765     4.36       251,677    0.00%     0.75%     -29.87%
   Platinum Investor III                                171,461     4.28       733,802    0.00%     0.70%     -29.83%
   Platinum Investor PLUS                                 1,371     7.98        10,937    0.00%     0.70%       0.00%
   Platinum Investor Survivor                           175,271     4.39       769,462    0.00%     0.40%     -29.62%
   Platinum Investor Survivor II                          2,862     7.33        20,977    0.00%     0.75%       0.00%
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                        11,767     7.16        84,258    0.73%     0.75%     -24.71%

                                   VL-R - 83

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                        Investment
                                                                                          Income    Expense    Total
Divisions                                                  Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------- ------- ---------- ---------- ---------- --------- ----------
2002 - Continued
One Group Investment Trust Equity Index Portfolio
   The One VUL Solution                                        --   $ 6.19   $       --    0.00%     0.75%     -23.06%
One Group Investment Trust Large Cap Growth Portfolio
   The One VUL Solution                                        --     4.33           --    0.00%     0.75%     -29.01%
One Group Investment Trust Mid Cap Growth Portfolio
   The One VUL Solution                                        --     6.71           --    0.00%     0.75%     -20.73%
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                          11,744     9.40      110,445    9.93%     0.75%      -3.12%
   The One VUL Solution                                        --     8.41           --   20.28%     0.75%      -3.13%
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                          32,681    11.99      391,822    4.15%     0.75%      16.92%
   Corporate America                                        3,026    13.17       39,867    4.70%     0.35%       0.00%
   Platinum Investor I & II                               190,024    13.06    2,481,720    5.95%     0.75%      16.92%
   Platinum Investor III                                  174,421    13.10    2,285,113    4.20%     0.70%      16.98%
   Platinum Investor PLUS                                   5,160    11.06       57,074    0.74%     0.70%       0.00%
   Platinum Investor Survivor                              61,007    13.16      802,807    4.30%     0.40%      17.33%
   Platinum Investor Survivor II                            5,707    11.22       64,033    4.48%     0.75%       0.00%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Corporate America                                        6,727    11.01       74,053    2.92%     0.35%       2.66%
   Platinum Investor I & II                                80,480    10.91      878,341    2.93%     0.75%       2.25%
   Platinum Investor III                                   86,224    10.92      941,253    2.89%     0.70%       2.30%
   Platinum Investor PLUS                                     560    10.16        5,689    0.71%     0.70%       0.00%
   Platinum Investor Survivor                              17,021    11.00      187,177    2.44%     0.40%       2.61%
   Platinum Investor Survivor II                           34,758    10.26      356,732    3.78%     0.75%       0.00%
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                          25,099    11.45      287,373    4.25%     0.75%       8.27%
   Corporate America                                        4,850    12.10       58,703    4.47%     0.35%       8.71%
   Platinum Investor I & II                               276,366    12.00    3,315,961    4.25%     0.75%       8.27%
   Platinum Investor III                                  301,969    12.05    3,639,057    4.27%     0.70%       8.33%
   Platinum Investor PLUS                                   4,990    10.50       52,417    1.45%     0.70%       0.00%
   Platinum Investor Survivor                              51,588    12.09      623,682    3.98%     0.40%       8.65%
   Platinum Investor Survivor II                           43,725    10.61      464,046    5.29%     0.75%       0.00%
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                           7,901    10.62       83,918    8.29%     0.75%       5.11%
   Corporate America                                      190,178    10.76    2,046,636    5.68%     0.35%       5.53%
   Platinum Investor I & II                               100,097    10.26    1,026,852    9.81%     0.75%       5.11%
   Platinum Investor III                                   34,162    10.98      375,082    7.36%     0.70%       5.17%
   Platinum Investor PLUS                                     246    10.18        2,502    0.00%     0.70%       0.00%
   Platinum Investor Survivor                               4,759    10.76       51,212    8.76%     0.40%       5.48%
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                      234,304     8.01    1,875,663    1.01%     0.35%     -19.27%
   Platinum Investor I & II                               556,852     8.36    4,655,525    1.65%     0.75%     -19.59%
   Platinum Investor III                                  326,752     7.54    2,464,769    1.35%     0.70%     -19.55%
   Platinum Investor PLUS                                   3,645     8.44       30,768    0.00%     0.70%       0.00%
   Platinum Investor Survivor                              68,750     8.00      550,273    1.54%     0.40%     -19.31%
   Platinum Investor Survivor II                            2,240     8.29       18,571    0.00%     0.75%       0.00%
Putnam VT International Growth and Income Fund - Class IB
   Platinum Investor I & II                               235,399     7.84    1,844,874    0.53%     0.75%     -14.41%

                                   VL-R - 84

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                          Investment
                                                                                            Income    Expense    Total
Divisions                                                    Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------- ------- ---------- ---------- ---------- --------- ----------
2002 - Continued
Putnam VT International Growth and Income Fund - Class IB -
  Continued
   Platinum Investor III                                    135,756   $ 6.93   $  940,907    0.51%     0.70%     -14.37%
   Platinum Investor PLUS                                       682     8.15        5,553    0.00%     0.70%       0.00%
   Platinum Investor Survivor                               230,768     6.69    1,544,705    0.76%     0.40%     -14.11%
   Platinum Investor Survivor II                             12,013     8.86      106,432    0.53%     0.75%       0.00%
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                            24,600    10.65      261,902    0.23%     0.75%     -18.88%
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                            14,678     3.58       52,485    0.00%     0.75%     -31.12%
   The One VUL Solution                                          --     3.97           --    0.00%     0.75%     -31.12%
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                            47,406     4.45      211,102    0.59%     0.75%     -27.08%
Safeco RST Core Equity Portfolio
   Platinum Investor I & II                                 332,477     7.08    2,353,833    0.83%     0.75%     -26.46%
   Platinum Investor III                                     48,012     6.17      296,218    1.53%     0.70%     -26.43%
   Platinum Investor PLUS                                       291     8.45        2,455    1.58%     0.70%       0.00%
   Platinum Investor Survivor                                27,186     5.89      160,003    1.28%     0.40%     -26.20%
   Platinum Investor Survivor II                                145     7.46        1,081    2.53%     0.75%       0.00%
Safeco RST Growth Opportunities Portfolio
   Corporate America                                          3,445     6.23       21,447    0.00%     0.35%     -37.89%
   Platinum Investor I & II                                 445,419     6.13    2,728,943    0.00%     0.75%     -38.14%
   Platinum Investor III                                    105,618     6.55      691,469    0.00%     0.70%     -38.11%
   Platinum Investor PLUS                                     1,743     7.07       12,330    0.00%     0.70%       0.00%
   Platinum Investor Survivor                                30,017     6.23      186,867    0.00%     0.40%     -37.92%
   Platinum Investor Survivor II                             12,647     7.34       92,822    0.00%     0.75%       0.00%
Scudder International Portfolio
   The One VUL Solution                                          --     5.42           --    0.87%     0.75%     -14.13%
Scudder Small Cap Value Portfolio
   The One VUL Solution                                          --    10.75           --    0.79%     0.75%     -12.01%
Scudder VIT EAFE Equity Index Fund - Class A
   Legacy Plus                                                   --     6.27           --    0.00%     0.75%     -22.13%
Scudder VIT Equity 500 Index Fund - Class A
   Legacy Plus                                                1,610     7.27       11,703    0.15%     0.75%     -22.86%
SunAmerica - Aggressive Growth Portfolio - Class 1
   Platinum Investor I & II                                     108     7.83          842    0.00%     0.75%       0.00%
   Platinum Investor III                                      2,070     7.83       16,214    0.24%     0.70%       0.00%
   Platinum Investor PLUS                                       124     8.32        1,030    0.00%     0.70%       0.00%
SunAmerica - SunAmerica Balanced Portfolio - Class 1
   Platinum Investor I & II                                      16     8.85          143    0.00%     0.75%       0.00%
   Platinum Investor III                                      8,391     8.85       74,301    2.13%     0.70%       0.00%
   Platinum Investor PLUS                                     2,001     9.13       18,277    0.00%     0.70%       0.00%
UIF Equity Growth Portfolio - Class I
   Legacy Plus                                                   --     7.69           --    0.00%     0.75%     -28.40%
   Platinum Investor I & II                                 381,798     7.74    2,955,218    0.15%     0.75%     -28.40%
   Platinum Investor III                                     49,604     5.19      257,495    0.22%     0.70%     -28.37%
   Platinum Investor PLUS                                       133     8.27        1,099    0.36%     0.70%       0.00%
   Platinum Investor Survivor                                49,021     4.92      241,240    0.17%     0.40%     -28.15%
   Platinum Investor Survivor II                                 99     7.31          726    0.00%     0.75%       0.00%

                                   VL-R - 85

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                               Investment
                                                                                 Income    Expense    Total
Divisions                                       Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
--------------------------------------------- --------- ---------- ----------- ---------- --------- ----------
2002 - Continued
UIF High Yield Portfolio - Class I
   Platinum Investor I & II                     128,628   $ 8.21   $ 1,056,625    7.67%     0.75%      -7.96%
   Platinum Investor III                         13,440     8.51       114,370   10.10%     0.70%      -7.92%
   Platinum Investor PLUS                             0     9.50             1    0.00%     0.70%       0.00%
   Platinum Investor Survivor                    23,236     7.93       184,358    8.91%     0.40%      -7.64%
   Platinum Investor Survivor II                  2,195     9.28        20,376   19.91%     0.75%       0.00%
VALIC Company I - International Equities Fund
   AG Legacy Plus                                11,056     5.46        60,328    0.64%     0.75%     -19.40%
   Platinum Investor I & II                     133,568     7.00       935,013    0.36%     0.75%     -19.40%
   Platinum Investor III                         43,063     6.05       260,439    0.40%     0.70%     -19.36%
   Platinum Investor PLUS                            57     7.92           453    0.00%     0.70%       0.00%
   Platinum Investor Survivor                    13,500     5.33        71,906    0.42%     0.40%     -19.11%
   Platinum Investor Survivor II                    280     8.24         2,305    0.93%     0.75%       0.00%
VALIC Company I - Mid Cap Index Fund
   AG Legacy Plus                                17,425     8.33       145,149    0.99%     0.75%     -15.54%
   Corporate America                              7,522     8.98        67,512    0.64%     0.35%     -15.20%
   Platinum Investor I & II                     479,617    12.35     5,923,609    0.70%     0.75%     -15.54%
   Platinum Investor III                        229,906     8.10     1,863,384    0.72%     0.70%     -15.50%
   Platinum Investor PLUS                         2,609     8.34        21,775    0.27%     0.70%       0.00%
   Platinum Investor Survivor                    60,525     8.97       543,149    0.73%     0.40%     -15.24%
   Platinum Investor Survivor II                 19,511     9.11       177,774    0.87%     0.75%       0.00%
VALIC Company I - Money Market I Fund
   AG Legacy Plus                                47,333    10.53       498,304    1.45%     0.75%       0.49%
   Corporate America                             28,915    10.86       314,038    0.40%     0.35%       0.89%
   Legacy Plus                                      977    11.09        10,830    0.61%     0.75%       0.49%
   Platinum Investor I & II                   1,576,362    11.60    18,291,099    1.32%     0.75%       0.49%
   Platinum Investor III                      1,248,697    10.44    13,034,287    1.00%     0.70%       0.54%
   Platinum Investor PLUS                        14,815    10.03       148,586    0.65%     0.70%       0.00%
   Platinum Investor Survivor                   411,443    10.86     4,467,881    1.33%     0.40%       0.84%
   Platinum Investor Survivor II                514,618    10.06     5,177,910    1.05%     0.75%       0.49%
   The One VUL Solution                              --    10.82            --    0.00%     0.75%       0.49%
VALIC Company I - Nasdaq-100 Index Fund
   Platinum Investor I & II                      88,041     3.00       263,750    0.00%     0.75%     -38.72%
   Platinum Investor III                        337,089     2.94       991,382    0.00%     0.70%     -38.69%
   Platinum Investor PLUS                           457     8.43         3,855    0.00%     0.70%       0.00%
   Platinum Investor Survivor                    10,382     3.02        31,341    0.00%     0.40%     -38.50%
VALIC Company I - Science & Technology Fund
   Platinum Investor I & II                      33,591     2.63        88,200    0.00%     0.75%     -40.66%
   Platinum Investor III                        119,566     2.60       311,051    0.00%     0.70%     -40.63%
   Platinum Investor PLUS                            48     8.06           387    0.00%     0.70%       0.00%
   Platinum Investor Survivor                     6,981     2.65        18,470    0.00%     0.40%     -40.45%
   Platinum Investor Survivor II                    506     6.06         3,062    0.00%     0.75%       0.00%
VALIC Company I - Small Cap Index Fund
   Corporate America                              3,525     7.85        27,671    1.27%     0.35%     -21.10%
   Platinum Investor I & II                     101,961     7.78       793,503    1.37%     0.75%     -21.41%
   Platinum Investor III                         89,617     7.65       686,001    0.98%     0.70%     -21.37%
   Platinum Investor PLUS                         1,298     8.10        10,508    0.65%     0.70%       0.00%
   Platinum Investor Survivor                    20,366     7.84       159,702    1.03%     0.40%     -21.14%

                                   VL-R - 86

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                      Investment
                                                                                        Income    Expense    Total
Divisions                                              Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------- --------- ---------- ----------- ---------- --------- ----------
2002 - Continued
VALIC Company I - Small Cap Index Fund - Continued
   Platinum Investor Survivor II                         1,287   $ 8.72   $    11,216    0.91%     0.75%       0.00%
VALIC Company I - Stock Index Fund
   AG Legacy Plus                                       52,528     5.98       314,131    1.85%     0.75%     -23.01%
   Corporate America                                    13,034     5.94        77,457    1.03%     0.35%     -22.70%
   Platinum Investor I & II                          1,712,769     8.19    14,034,484    1.18%     0.75%     -23.01%
   Platinum Investor III                             1,643,626     6.19    10,182,125    1.35%     0.70%     -22.98%
   Platinum Investor PLUS                                1,898     8.49        16,117    0.56%     0.70%       0.00%
   Platinum Investor Survivor                          564,353     5.94     3,353,318    1.24%     0.40%     -22.74%
   Platinum Investor Survivor II                        80,956     7.91       640,336    2.27%     0.75%       0.00%
Van Kampen LIT Emerging Growth Portfolio - Class I
   AG Legacy Plus                                       20,181     3.54        71,398    0.31%     0.75%     -32.99%
   The One VUL Solution                                     --     3.49            --    0.40%     0.75%     -32.99%
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                       11,024    12.36       136,202    2.14%     0.75%       8.80%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor I & II                            154,511     8.27     1,278,271    2.59%     0.75%       0.00%
   Platinum Investor III                                77,747     8.28       643,529    1.74%     0.70%       0.00%
   Platinum Investor PLUS                                1,758     8.43        14,822    0.00%     0.70%       0.00%
   Platinum Investor Survivor                           19,931     8.29       165,277    2.74%     0.40%       0.00%
   Platinum Investor Survivor II                           451     8.27         3,734    0.00%     0.75%       0.00%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor I & II                             45,524    10.21       464,933    4.37%     0.75%       0.78%
   Platinum Investor III                               110,201    10.28     1,133,078    5.72%     0.70%       0.84%
   Platinum Investor PLUS                                1,974     9.89        19,522    0.00%     0.70%       0.00%
   Platinum Investor Survivor                           58,997    10.29       607,114    8.53%     0.40%       1.14%
   Platinum Investor Survivor II                         1,345    10.13        13,622    0.00%     0.75%       0.00%
Vanguard VIF REIT Index Portfolio
   Corporate America                                     4,485    12.59        56,465    2.61%     0.35%       3.17%
   Platinum Investor I & II                             70,827    12.48       883,918    1.54%     0.75%       2.76%
   Platinum Investor III                               157,740    12.47     1,967,344    3.53%     0.70%       2.81%
   Platinum Investor PLUS                                5,814     9.38        54,551    0.00%     0.70%       0.00%
   Platinum Investor Survivor                           18,253    12.57       229,533    3.64%     0.40%       3.12%
   Platinum Investor Survivor II                         5,625    10.87        61,169    0.00%     0.75%       0.00%

2001
AIM V.I. Capital Appreciation Fund - Series I
   The One VUL Solution                                    766     6.36         4,870    0.00%     0.75%     -23.86%
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                       13,238     6.09        80,644    0.60%     0.75%     -24.11%
   Corporate America                                    36,330     5.83       211,710    0.42%     0.35%     -21.33%
   Platinum Investor I & II                            356,170     8.43     3,002,893    0.30%     0.75%     -24.11%
   Platinum Investor III                                43,539     7.07       307,788    0.62%     0.70%     -22.63%
   Platinum Investor Survivor                           52,572     5.83       306,461    0.34%     0.40%     -23.84%
   The One VUL Solution                                    174     5.56           966    0.41%     0.75%     -24.11%
AIM V.I. Premier Equity Fund - Series I
   Corporate America                                    47,372     6.83       323,619    0.17%     0.35%     -12.02%
   Legacy Plus                                          15,448     7.61       117,549    0.13%     0.75%      -3.49%

                                   VL-R - 87

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                           Investment
                                                                                             Income    Expense    Total
Divisions                                                  Units  Unit Value  Net Assets   Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------- ------- ---------- ------------- ---------- --------- ----------
2001 - Continued
AIM V.I. Premier Equity Fund - Series I - Continued
   Platinum Investor I & II                               983,406  $  11.02  $  10,833,308    0.12%     0.75%     -13.22%
   Platinum Investor III                                  179,841      8.18      1,471,008    0.25%     0.70%     -12.13%
   Platinum Investor Survivor                             104,033      6.83        710,934    0.15%     0.40%     -12.91%
American Century VP Value Fund - Class I
   AG Legacy Plus                                          19,195     13.36        256,488    0.11%     0.75%      11.97%
   Corporate America                                        2,361     12.13         28,631    0.00%     0.35%       7.59%
   Platinum Investor I & II                               111,235     12.07      1,342,709    0.04%     0.75%      12.85%
   Platinum Investor III                                   53,553     11.98        641,684    0.04%     0.70%      13.41%
   Platinum Investor Survivor                               7,351     12.12         89,101    0.00%     0.40%      12.40%
Ayco Growth Fund
   Platinum Investor I & II                                21,904      9.43        206,620    0.64%     0.75%      -2.99%
   Platinum Investor III                                   17,986      9.44        169,749    0.64%     0.70%      -0.51%
   Platinum Investor Survivor                             689,142      9.47      6,525,212    0.31%     0.40%     -14.80%
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor I & II                                27,893      7.66        213,657    0.00%     0.75%      -3.32%
   Platinum Investor III                                   26,246      7.49        196,626    0.00%     0.70%     -14.59%
   Platinum Investor Survivor                               5,976      7.69         45,963    0.00%     0.40%     -16.35%
Dreyfus IP MidCap Stock Portfolio - Initial shares
   Platinum Investor I & II                                40,853      9.42        384,960    0.31%     0.75%      -3.99%
   Platinum Investor III                                   47,522      9.25        439,789    0.30%     0.70%       2.31%
   Platinum Investor Survivor                              10,698      9.46        101,217    0.32%     0.40%      -3.65%
Dreyfus VIF Developing Leaders Portfolio - Initial shares
   Corporate America                                       39,148      9.82        384,247    0.45%     0.35%      -0.64%
   Platinum Investor I & II                               503,048     12.00      6,037,816    0.43%     0.75%      -6.82%
   Platinum Investor III                                  131,447      9.23      1,213,678    0.49%     0.70%      -7.14%
   Platinum Investor Survivor                              58,732      9.82        576,659    0.51%     0.40%      -6.49%
Dreyfus VIF Quality Bond Portfolio - Initial shares
   Corporate America                                       22,578     11.55        260,682    5.11%     0.35%       4.85%
   Platinum Investor I & II                               660,282     11.66      7,700,907    6.17%     0.75%       5.89%
   Platinum Investor III                                   76,533     11.03        844,136    5.11%     0.70%       3.67%
   Platinum Investor Survivor                              21,483     11.55        248,130    4.94%     0.40%       6.26%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                           1,530      9.71         14,862    0.00%     0.75%       7.29%
   Platinum Investor I & II                                12,000      9.25        110,946    0.00%     0.75%       2.78%
   Platinum Investor III                                   22,872      9.21        210,711    1.26%     0.70%      -4.25%
   Platinum Investor Survivor                               3,038      9.28         28,207    0.41%     0.40%      -4.77%
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                           6,070      9.50         57,689    0.00%     0.75%       7.01%
   Corporate America                                        2,132      8.37         17,848    0.00%     0.35%      -4.15%
   Platinum Investor I & II                                94,909      8.33        790,743    0.09%     0.75%     -10.27%
   Platinum Investor III                                   89,776      8.21        737,107    0.01%     0.70%      -8.21%
   Platinum Investor Survivor                             274,354      8.37      2,295,149    0.01%     0.40%     -12.82%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                          16,085      9.41        151,336    0.00%     0.75%      -2.82%
   Corporate America                                        6,677      9.56         63,802    0.00%     0.35%      -6.16%
   Platinum Investor I & II                               181,214      9.51      1,723,532    0.03%     0.75%      -5.94%
   Platinum Investor III                                  153,352      9.51      1,458,364    0.08%     0.70%      -4.21%

                                   VL-R - 88

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                            Investment
                                                                                              Income    Expense    Total
Divisions                                                    Units  Unit Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------- ------- ---------- ------------ ---------- --------- ----------
2001 - Continued
Fidelity VIP Equity-Income Portfolio - Service Class 2 -
  Continued
   Platinum Investor Survivor                               260,014   $ 9.55   $  2,483,113    0.03%     0.40%      -5.61%
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                             8,893     8.72         77,514    0.00%     0.75%      15.79%
   Corporate America                                          2,078     7.33         15,225    0.00%     0.35%     -10.33%
   Platinum Investor I & II                                 193,357     7.29      1,410,013    0.01%     0.75%     -18.48%
   Platinum Investor III                                    221,929     7.22      1,601,302    0.00%     0.70%     -14.92%
   Platinum Investor Survivor                                40,690     7.32        297,940    0.01%     0.40%     -18.20%
Franklin Templeton - Franklin Small Cap Fund - Class 2
   AG Legacy Plus                                             6,998     6.57         45,997    0.33%     0.75%     -15.89%
   The One VUL Solution                                         909     5.97          5,427    0.40%     0.75%     -15.89%
Franklin Templeton - Templeton Developing Markets
  Securities Fund - Class 2
   The One VUL Solution                                         335     6.24          2,088    1.14%     0.75%      -8.77%
Franklin Templeton - Templeton Foreign Securities Fund -
  Class 2
   AG Legacy Plus                                             1,036     7.95          8,238    5.44%     0.75%     -16.63%
Janus Aspen Series International Growth Portfolio - Service
  Shares
   Corporate America                                            835     6.84          5,714    0.69%     0.35%     -14.91%
   Platinum Investor I & II                                  63,776     6.81        434,164    1.01%     0.75%     -24.01%
   Platinum Investor III                                     66,264     6.75        447,356    0.79%     0.70%     -23.85%
   Platinum Investor Survivor                                24,722     6.84        168,986    1.20%     0.40%     -23.74%
Janus Aspen Series Mid Cap Growth Portfolio - Service
  Shares
   Corporate America                                          2,288     4.68         10,698    0.00%     0.35%     -19.52%
   Platinum Investor I & II                                  32,312     4.65        150,356    0.00%     0.75%     -40.04%
   Platinum Investor III                                    129,640     4.53        587,668    0.00%     0.70%     -35.87%
   Platinum Investor Survivor                                13,411     4.67         62,664    0.00%     0.40%     -39.83%
Janus Aspen Series Worldwide Growth Portfolio - Service
  Shares
   Corporate America                                          4,448     6.95         30,911    0.26%     0.35%     -14.84%
   Platinum Investor I & II                                  51,950     6.92        359,328    0.51%     0.75%     -23.20%
   Platinum Investor III                                     89,664     6.85        613,987    0.31%     0.70%     -22.64%
   Platinum Investor Survivor                                13,910     6.95         96,604    0.29%     0.40%     -22.93%
JPMorgan Small Company Portfolio
   Platinum Investor I & II                                  12,062     8.61        103,902    0.01%     0.75%      -8.72%
   Platinum Investor III                                      9,804     8.46         82,981    0.01%     0.70%      -8.11%
   Platinum Investor Survivor                                 1,956     8.65         16,915    0.03%     0.40%      -8.40%
MFS VIT Capital Opportunities Series - Initial Class
   Corporate America                                          3,218     6.81         21,907    0.01%     0.35%      -6.96%
   Platinum Investor I & II                                  90,744     6.78        614,880    0.01%     0.75%     -24.06%
   Platinum Investor III                                    121,140     6.83        827,153    0.00%     0.70%     -22.19%
   Platinum Investor Survivor                                18,664     6.80        126,985    0.00%     0.40%     -23.79%
MFS VIT Emerging Growth Series - Initial Class
   AG Legacy Plus                                             4,501    10.97         49,365    1.78%     0.75%      -0.51%
   Corporate America                                          1,597     5.13          8,196    0.00%     0.35%     -14.85%
   Platinum Investor I & II                                 718,589    10.96      7,875,453    0.00%     0.75%     -33.99%
   Platinum Investor III                                    239,529     5.79      1,387,886    0.00%     0.70%     -28.03%
   Platinum Investor Survivor                               117,741     5.13        604,496    0.00%     0.40%     -33.75%
MFS VIT Investors Trust Series - Initial Class
   The One VUL Solution                                         593     8.64          5,122    0.61%     0.75%     -16.59%

                                   VL-R - 89

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                      Investment
                                                                                        Income    Expense    Total
Divisions                                                Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------- ------- ---------- ---------- ---------- --------- ----------
2001 - Continued
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                         1,314   $ 8.22   $   10,801    0.00%     0.75%       1.95%
   Corporate America                                      1,712     8.85       15,146    0.00%     0.35%      13.77%
   Platinum Investor I & II                              81,569     8.81      718,214    0.00%     0.75%      -5.74%
   Platinum Investor III                                 47,211     8.61      406,590    0.00%     0.70%       0.95%
   Platinum Investor Survivor                             5,448     8.84       48,169    0.00%     0.40%      -5.41%
MFS VIT Research Series - Initial Class
   Corporate America                                        997     7.07        7,047    0.00%     0.35%     -12.40%
   Platinum Investor I & II                              46,683     7.03      328,283    0.01%     0.75%     -21.84%
   Platinum Investor III                                 47,757     6.99      334,043    0.01%     0.70%     -24.62%
   Platinum Investor Survivor                            11,015     7.06       77,779    0.01%     0.40%     -21.57%
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                        67,578     5.32      359,828    0.00%     0.75%      -6.20%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor I & II                              40,478     6.21      251,465    0.00%     0.75%     -25.21%
   Platinum Investor III                                 59,965     6.10      365,744    0.00%     0.70%     -26.67%
   Platinum Investor Survivor                             5,636     6.24       35,155    0.00%     0.40%     -24.95%
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                         5,132     9.51       48,812    0.00%     0.75%       3.17%
One Group Investment Trust Equity Index Portfolio
   The One VUL Solution                                   1,456     8.04       11,713    1.05%     0.75%     -13.00%
One Group Investment Trust Large Cap Growth Portfolio
   The One VUL Solution                                     421     6.10        2,566    0.00%     0.75%     -20.88%
One Group Investment Trust Mid Cap Growth Portfolio
   The One VUL Solution                                     319     8.46        2,700    0.00%     0.75%     -11.32%
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                         7,783     9.71       75,555    0.00%     0.75%       6.15%
   The One VUL Solution                                     296     8.68        2,567   11.72%     0.75%       1.20%
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                        12,784    10.25      131,088    0.86%     0.75%      -2.03%
   Platinum Investor I & II                              87,766    11.17      980,348    6.95%     0.75%       8.83%
   Platinum Investor III                                 53,040    11.20      594,024    3.55%     0.70%       5.56%
   Platinum Investor Survivor                            15,384    11.22      172,540    8.44%     0.40%       6.84%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Corporate America                                      5,271    10.72       56,523    3.04%     0.35%       4.35%
   Platinum Investor I & II                              27,482    10.67      293,345    5.19%     0.75%       5.98%
   Platinum Investor III                                 57,361    10.67      612,107    2.63%     0.70%       5.62%
   Platinum Investor Survivor                             8,618    10.72       92,365    4.87%     0.40%       4.96%
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                        10,974    10.57      116,044    0.84%     0.75%       0.45%
   Corporate America                                      2,554    11.13       28,440    2.87%     0.35%       6.13%
   Platinum Investor I & II                             131,290    11.08    1,454,930    2.82%     0.75%       7.58%
   Platinum Investor III                                126,029    11.12    1,402,056    3.72%     0.70%       7.45%
   Platinum Investor Survivor                            40,582    11.13      451,552    2.94%     0.40%       8.38%
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                         4,788    10.10       48,381    0.00%     0.75%       1.10%
   Corporate America                                     99,029    10.20    1,009,835    4.85%     0.35%       1.71%
   Platinum Investor I & II                             133,179     9.76    1,299,777    7.31%     0.75%       2.73%

                                   VL-R - 90

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                        Investment
                                                                                          Income    Expense    Total
Divisions                                                  Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------- ------- ---------- ---------- ---------- --------- ----------
2001 - Continued
Putnam VT Diversified Income Fund - Class IB - Continued
   Platinum Investor III                                   17,175  $  10.44  $  179,305    0.93%     0.70%      -0.90%
   Platinum Investor Survivor                               5,402     10.20      55,105    0.76%     0.40%       3.10%
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                      110,489      9.92   1,095,612    1.68%     0.35%      -5.20%
   Platinum Investor I & II                               541,025     10.40   5,625,378    2.61%     0.75%      -7.10%
   Platinum Investor III                                  144,948      9.38   1,359,119    0.84%     0.70%      -5.78%
   Platinum Investor Survivor                              48,762      9.92     483,692    2.84%     0.40%      -6.77%
Putnam VT International Growth and Income Fund - Class IB
   Platinum Investor I & II                               212,113      9.16   1,942,305    5.80%     0.75%     -21.40%
   Platinum Investor III                                   93,038      8.09     753,038    3.50%     0.70%     -19.27%
   Platinum Investor Survivor                              96,186      7.79     749,630    3.50%     0.40%     -21.13%
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                           8,198     13.12     107,603    0.11%     0.75%      12.25%
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                           9,574      5.19      49,700    3.48%     0.75%     -25.32%
   The One VUL Solution                                       474      5.76       2,733    9.45%     0.75%     -34.00%
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                          26,218      6.11     160,112    5.39%     0.75%     -22.99%
Safeco RST Core Equity Portfolio
   Platinum Investor I & II                               495,182      9.63   4,767,218    0.68%     0.75%     -10.07%
   Platinum Investor III                                   22,815      8.39     191,314    1.43%     0.70%     -11.82%
   Platinum Investor Survivor                              19,841      7.98     158,237    1.08%     0.40%      -9.76%
Safeco RST Growth Opportunities Portfolio
   Corporate America                                       26,516     10.02     265,808    0.00%     0.35%      20.27%
   Platinum Investor I & II                               413,839      9.90   4,098,507    0.00%     0.75%      18.25%
   Platinum Investor III                                   37,394     10.58     395,539    0.00%     0.70%      11.63%
   Platinum Investor Survivor                              34,864     10.03     349,608    0.00%     0.40%      18.66%
Scudder International Portfolio
   The One VUL Solution                                       401      6.31       2,530    0.78%     0.75%     -25.00%
Scudder Small Cap Value Portfolio
   The One VUL Solution                                       228     12.22       2,784    0.00%     0.75%      16.78%
Scudder VIT EAFE Equity Index Fund - Class A
   Legacy Plus                                              5,923      8.06      47,720    0.00%     0.75%     -25.25%
Scudder VIT Equity 500 Index Fund - Class A
   Legacy Plus                                             18,704      9.43     176,303    0.63%     0.75%     -12.84%
UIF Equity Growth Portfolio - Class I
   Legacy Plus                                              7,382     10.75      79,326    0.00%     0.75%     -15.75%
   Platinum Investor I & II                               438,623     10.81   4,741,984    0.00%     0.75%     -15.75%
   Platinum Investor III                                   28,056      7.25     203,316    0.00%     0.70%     -16.43%
   Platinum Investor Survivor                              50,760      6.85     347,677    0.00%     0.40%     -15.45%
UIF High Yield Portfolio - Class I
   Platinum Investor I & II                               183,821      8.93   1,640,658   11.27%     0.75%      -5.19%
   Platinum Investor III                                   11,481      9.24     106,103   22.46%     0.70%     -11.85%
   Platinum Investor Survivor                              25,702      8.59     220,794   11.50%     0.40%      -4.86%
VALIC Company I - International Equities Fund
   AG Legacy Plus                                           1,710      6.77      11,582    3.61%     0.75%      -8.95%
   Platinum Investor I & II                               152,030      8.68   1,320,380    1.71%     0.75%     -22.56%

                                   VL-R - 91

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                           Investment
                                                                                             Income    Expense    Total
Divisions                                                   Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------- --------- ---------- ----------- ---------- --------- ----------
2001 - Continued
VALIC Company I - International Equities Fund - Continued
   Platinum Investor III                                     21,685   $ 7.50   $   162,625    2.31%     0.70%     -21.61%
   Platinum Investor Survivor                                12,156     6.59        80,045    1.60%     0.40%     -22.29%
VALIC Company I - Mid Cap Index Fund
   AG Legacy Plus                                             4,237     9.86        41,782    0.78%     0.75%      -1.68%
   Corporate America                                         45,379    10.58       480,286    0.61%     0.35%       4.52%
   Platinum Investor I & II                                 457,875    14.62     6,695,315    0.74%     0.75%      -1.68%
   Platinum Investor III                                    115,708     9.59     1,109,764    0.72%     0.70%       4.22%
   Platinum Investor Survivor                                41,967    10.59       444,325    0.75%     0.40%      -1.34%
VALIC Company I - Money Market I Fund
   AG Legacy Plus                                            57,185    10.48       599,077    1.89%     0.75%       2.91%
   Corporate America                                          2,212    10.76        23,807    0.42%     0.35%       3.32%
   Legacy Plus                                                5,564    11.03        61,395    0.66%     0.75%       2.91%
   Platinum Investor I & II                               2,030,596    11.55    23,446,471    2.93%     0.75%       2.91%
   Platinum Investor III                                  1,416,986    10.38    14,711,205    1.97%     0.70%       2.96%
   Platinum Investor Survivor                               461,849    10.77     4,973,259    2.62%     0.40%       3.27%
   Platinum Investor Survivor II                            925,288    10.01     9,264,381    0.00%     0.75%       0.00%
   The One VUL Solution                                          --    10.77            --    0.07%     0.75%       2.91%
VALIC Company I - Nasdaq-100 Index Fund
   Platinum Investor I & II                                  44,914     4.89       219,563    0.10%     0.75%     -32.99%
   Platinum Investor III                                    207,478     4.80       995,213    0.02%     0.70%     -31.28%
   Platinum Investor Survivor                                84,435     4.91       414,455    0.00%     0.40%     -40.69%
VALIC Company I - Science & Technology Fund
   Platinum Investor I & II                                  29,457     4.42       130,333    0.00%     0.75%     -41.62%
   Platinum Investor III                                     58,814     4.38       257,697    0.00%     0.70%     -45.69%
   Platinum Investor Survivor                                 3,006     4.44        13,356    0.00%     0.40%     -49.92%
VALIC Company I - Small Cap Index Fund
   Corporate America                                          1,347     9.95        13,400    0.71%     0.35%       0.01%
   Platinum Investor I & II                                  46,053     9.90       456,049    0.96%     0.75%       1.23%
   Platinum Investor III                                     44,444     9.74       432,683    0.85%     0.70%      -1.61%
   Platinum Investor Survivor                                13,430     9.94       133,536    1.80%     0.40%       1.59%
VALIC Company I - Stock Index Fund
   AG Legacy Plus                                             9,606     7.77        74,618    0.99%     0.75%     -13.25%
   Corporate America                                         59,072     7.69       454,174    0.76%     0.35%     -11.20%
   Platinum Investor I & II                               1,590,799    10.64    16,931,644    0.96%     0.75%     -12.86%
   Platinum Investor III                                    266,322     8.04     2,141,961    0.73%     0.70%     -13.22%
   Platinum Investor Survivor                               426,976     7.69     3,283,914    1.04%     0.40%     -12.55%
Van Kampen LIT Emerging Growth Portfolio - Class I
   AG Legacy Plus                                            14,444     5.28        76,262    0.16%     0.75%     -32.01%
   The One VUL Solution                                       1,936     5.20        10,077    0.11%     0.75%     -32.01%
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                             3,341    11.36        37,946    0.00%     0.75%      -0.61%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor I & II                                  21,837    10.72       234,031    1.36%     0.70%       1.08%
   Platinum Investor III                                     15,021    11.38       170,935    2.00%     0.40%       0.68%
   Platinum Investor Survivor                               116,654    11.35     1,324,028    1.90%     0.75%       0.32%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor I & II                                  25,137    10.13       254,726    0.05%     0.75%       2.55%

                                   VL-R - 92

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                Investment
                                                                                  Income    Expense    Total
Divisions                                          Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------- ------ ---------- ---------- ---------- --------- ----------
2001 - Continued
Vanguard VIF High Yield Bond Portfolio - Continued
   Platinum Investor III                           66,089  $  10.20  $  673,900    0.10%     0.70%     -2.38%
   Platinum Investor Survivor                       6,513     10.17      66,273    0.40%     0.40%     -2.99%
Vanguard VIF REIT Index Portfolio
   Corporate America                                2,407     12.20      29,373    0.00%     0.35%      9.62%
   Platinum Investor I & II                        15,235     12.14     185,034    0.81%     0.75%     11.29%
   Platinum Investor III                           28,648     12.13     347,535    0.08%     0.70%     14.22%
   Platinum Investor Survivor                       9,356     12.19     114,091    2.22%     0.40%     11.49%

(a) These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest.

(b) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include policy charges deducted directly from account values. For the years ended December 31, 2002 and 2001, no total return was calculated if the Division became an available investment option during the year. For the years ended December 31, 2005, 2004, and 2003, a total return was calculated using the initial unit value for the Division if the Division became an available investment option during the year and the underlying Fund was not available at the beginning of the year.

(1)  Formerly Franklin Templeton - Franklin Small Cap Fund - Class 2

(2)  Formerly Oppenheimer Multiple Strategies Fund/VA.

                                   VL-R - 93

[LOGO OF PRICEWATERHOUSECOOPERS]

                                                  PricewaterhouseCoopers LLP

                                                  Suite 2900

                                                  1201 Louisiana St.

                                                  Houston TX 77002-5678

                                                  Telephone (713) 356 4000

            Report of Independent Registered Public Accounting Firm

To the Shareholder and Board of Directors
American General Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, shareholder's equity, comprehensive income, and of cash flows present fairly, in all material respects, the financial position of American General Life Insurance Company and subsidiaries (an indirect wholly-owned subsidiary of American International Group, Inc.) at December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting and reporting for certain non-traditional long-duration contracts in 2004.

As discussed in Note 17 to the financial statements, the Company has restated its financial statements as of December 31, 2004 and 2003 and for the years then ended.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
March 29, 2006

                    American General Life Insurance Company

                          Consolidated Balance Sheets

                                                                    December 31
                                                             -------------------------
                                                                 2005         2004
                                                             ------------ ------------
                                                                            (Restated)
                                                                  (In Thousands)
Assets
Investments:
   Fixed maturity securities, available for sale, at fair
     value (amortized cost - $48,882,647 - 2005;
     $46,684,901--2004)..................................... $ 50,523,762 $ 49,439,233
   Fixed maturity securities, trading, at fair value
     (amortized cost - $148,276 - 2005; $8,946 - 2004)......      148,025       11,512
   Equity securities, available for sale, at fair value
     (cost - $33,457 - 2005; $48,038 - 2004)................       66,361       70,294
   Equity securities, trading, at fair value (cost - $1,000
     - 2005; $1,638 - 2004).................................        1,000        6,374
   Mortgage loans on real estate, net of allowance ($4,679
     - 2005; $4,964 - 2004).................................    3,694,210    3,324,940
   Policy loans.............................................    1,774,872    1,730,819
   Investment real estate...................................       35,595       37,730
   Partnerships.............................................    2,589,696    2,087,804
   Separate account seed money (cost - $64,000 - 2005;
     $39,758 - 2004)........................................       67,000       41,488
   Securities lending collateral............................   15,901,157   13,014,004
   Short-term investments...................................       84,220       62,913
   Derivative assets........................................       13,190       11,077
                                                             ------------ ------------
Total investments...........................................   74,899,088   69,838,188

Cash and cash equivalents...................................      222,192      257,224
Restricted Cash.............................................       17,705       18,647
Investment in ultimate Parent Company (cost - $8,597 in
  2005 and 2004)............................................       55,277       53,203
Notes receivable from affiliates............................      753,666      598,045
Indebtedness from affiliates................................           --       37,019
Accrued investment income...................................      722,214      705,590
Accounts receivable.........................................    1,123,440    1,098,251
Deferred policy acquisition costs/cost of insurance
  purchased.................................................    4,355,356    3,613,153
Other assets................................................      260,813      272,270
Assets held in separate accounts............................   27,162,510   25,537,215
                                                             ------------ ------------
Total assets................................................ $109,572,261 $102,028,805
                                                             ============ ============

See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                          Consolidated Balance Sheets

                                                                    December 31
                                                             -------------------------
                                                                 2005         2004
                                                             ------------ ------------
                                                                            (Restated)
                                                                  (In Thousands)
Liabilities, Minority Interest and Shareholder's Equity
Liabilities:
   Future policy benefits................................... $ 10,343,640 $  9,152,754
   Policyholder contract deposits...........................   39,716,124   38,449,523
   Other policy claims and benefits payable.................      238,727      198,769
   Other policyholders' funds...............................    2,762,101    2,513,561
   Federal income taxes.....................................    1,404,000    1,447,288
   Indebtedness to affiliates...............................      234,563      258,953
   Securities lending payable...............................   15,901,157   13,014,004
   Other liabilities........................................    1,328,146    1,245,235
   Derivative liabilities...................................       66,081       57,647
   Liabilities related to separate accounts.................   27,162,510   25,537,215
                                                             ------------ ------------
Total liabilities...........................................   99,157,049   91,874,949

Minority interest...........................................      105,740      102,150

Shareholder's equity:
   Preferred stock, $100 par value, 8,500 shares
     authorized, issued and outstanding.....................          850          850
   Common stock, $10 par value, 600,000 shares authorized,
     issued and outstanding.................................        6,000        6,000
   Additional paid-in capital...............................    3,627,638    3,619,068
   Accumulated other comprehensive income...................      909,440    1,443,524
   Retained earnings........................................    5,765,544    4,982,264
                                                             ------------ ------------
Total shareholder's equity..................................   10,309,472   10,051,706
                                                             ------------ ------------
Total liabilities, minority interest and shareholder's
  equity.................................................... $109,572,261 $102,028,805
                                                             ============ ============

See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                       Consolidated Statements of Income

                                                                2005        2004        2003
                                                             ----------  ----------  ----------
                                                                         (Restated)  (Restated)
                                                                       (In Thousands)
Revenues:
   Premiums and other considerations........................ $2,782,785  $2,540,322  $2,362,951
   Net investment income....................................  3,633,886   3,485,349   3,140,035
   Net realized investment gain (losses)....................    (52,851)    (63,437)    (27,902)
   Other....................................................    315,008     288,640     172,763
                                                             ----------  ----------  ----------
Total revenues..............................................  6,678,828   6,250,874   5,647,847
                                                             ----------  ----------  ----------
Benefits and expenses:
   Policyholders' benefits..................................  1,782,042   1,650,664   1,539,035
   Interest credited........................................  2,163,035   2,063,646   2,039,015
   Operating costs and expenses.............................  1,129,210   1,069,054     897,304
                                                             ----------  ----------  ----------
Total benefits and expenses.................................  5,074,287   4,783,364   4,475,354
                                                             ----------  ----------  ----------
Income before income tax expense............................  1,604,541   1,467,510   1,172,493
                                                             ----------  ----------  ----------
Income tax expense:
   Current..................................................    243,542     124,643     252,425
   Deferred.................................................    137,039     267,475      30,199
                                                             ----------  ----------  ----------
Total income tax expense....................................    380,581     392,118     282,624
                                                             ----------  ----------  ----------
Net income before cumulative effect of accounting change....  1,223,960   1,075,392     889,869

Cumulative effect of accounting change, net of tax..........         --     (16,859)         --
                                                             ----------  ----------  ----------
Net income.................................................. $1,223,960  $1,058,533  $  889,869
                                                             ==========  ==========  ==========

See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                Consolidated Statements of Shareholder's Equity

                                                                    Year ended December 31
                                                             ------------------------------------
                                                                 2005         2004        2003
                                                             -----------  -----------  ----------
                                                                           (Restated)  (Restated)
                                                                        (In Thousands)
Preferred stock:
   Balance at beginning and end of year..................... $       850  $       850  $      850
                                                             -----------  -----------  ----------
Common stock:
   Balance at beginning and end of year.....................       6,000        6,000       6,000
                                                             -----------  -----------  ----------
Additional paid-in capital:
   Balance at beginning of year, as previously reported.....   3,619,068    3,503,978   3,167,462
   Adjustments (See Note 17)................................          --           --      (4,779)
                                                             -----------  -----------  ----------
   Balance, as restated.....................................   3,619,068    3,503,978   3,162,683
   Capital contribution from Parent Company.................       8,570      115,090     341,295
                                                             -----------  -----------  ----------
Balance at end of year......................................   3,627,638    3,619,068   3,503,978

Accumulated other comprehensive income:
   Balance at beginning of year, as previously reported.....   1,443,524    1,116,855     736,299
   Adjustments (See Note 17)................................          --           --     (59,514)
                                                             -----------  -----------  ----------
   Balance, as restated.....................................   1,443,524    1,116,855     676,785
   Other comprehensive income (loss)........................    (534,084)     326,669     440,070
                                                             -----------  -----------  ----------
Balance at end of year......................................     909,440    1,443,524   1,116,855

Retained earnings:
   Balance at beginning of year, as previously reported.....   4,982,264    4,224,411   3,289,151
   Adjustments (See Note 17)................................          --           --      46,071
                                                             -----------  -----------  ----------
   Balance, as restated.....................................   4,982,264    4,224,411   3,335,222
   Net income...............................................   1,223,960    1,058,533     889,869
   Dividends paid...........................................    (440,680)    (300,680)       (680)
                                                             -----------  -----------  ----------
Balance at end of year......................................   5,765,544    4,982,264   4,224,411
                                                             -----------  -----------  ----------
Total shareholder's equity.................................. $10,309,472  $10,051,706  $8,852,095
                                                             ===========  ===========  ==========

See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                Consolidated Statements of Comprehensive Income

                                                                2005        2004       2003
                                                             ----------  ---------- ----------
                                                                         (Restated) (Restated)
                                                                      (In Thousands)
Net income.................................................. $1,223,960  $1,058,533 $  889,869
Other comprehensive income (loss):
   Gross change in unrealized gains (losses) on securities,
     after tax (pretax: 2005 - $(599,075); 2004 - $461,126;
     2003 - $602,337).......................................   (582,077)    299,732    391,519
   Reclassification adjustment for (gains) losses included
     in net income..........................................     47,993      26,937     48,551
                                                             ----------  ---------- ----------
   Other comprehensive income (loss)........................   (534,084)    326,669    440,070
                                                             ----------  ---------- ----------
Comprehensive income........................................ $  689,876  $1,385,202 $1,329,939
                                                             ==========  ========== ==========

See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                     Consolidated Statements of Cash Flows

                                                                      2005          2004          2003
                                                                  ------------  ------------  ------------
                                                                                 (Restated)    (Restated)
                                                                               (In Thousands)
Operating activities
Net income....................................................... $  1,223,960  $  1,058,533  $    889,869
Adjustments to reconcile net income to net cash provided by
  operating activities:
   Cumulative effect of accounting change, net of tax............           --        16,859            --
   Interest credited on policyholder contracts...................    2,163,035     2,063,646     2,039,015
   Change in accounts receivable.................................      (35,189)      (74,800)     (155,662)
   Change in future policy benefits and other policy claims......     (335,380)   (1,003,487)      210,769
   Amortization of policy acquisition costs and cost of
     insurance purchased.........................................      388,103       320,443       287,848
   Policy acquisition costs deferred.............................     (854,609)     (732,410)     (603,239)
   Change in other policyholders' funds..........................      248,538       308,794       339,326
   Provision for deferred income tax expense.....................      160,107       250,746       222,196
   Depreciation and amortization, including premiums and
     discounts...................................................      188,160       193,670       170,474
   Change in indebtedness to (from) affiliates...................     (142,992)     (181,863)      320,652
   Change in trading securities..................................     (131,000)       51,067       (68,953)
   Change in restricted cash.....................................          942        70,134       (88,781)
   Realized investments (gains) losses...........................       52,851        63,437       286,267
   Other, net....................................................       59,664        64,984       714,462
                                                                  ------------  ------------  ------------
Net cash provided by operating activities........................    2,986,190     2,469,753     4,564,243

Investing activities
Purchases of:
   Fixed maturity and equity securities..........................  (31,593,646)  (27,390,556)  (35,155,231)
   Mortgage loans on real estate.................................     (778,836)     (691,747)     (443,541)
   Other investments.............................................  (21,836,745)  (18,188,518)  (14,902,823)
Sales of:
   Fixed maturity and equity securities..........................   26,780,200    26,942,747    29,702,380
   Other investments.............................................   20,861,183    12,915,557    13,862,846
Redemptions and maturities of:
   Fixed maturity and equity securities..........................    2,892,484     1,735,026     1,792,981
   Mortgage loans on real estate.................................      412,603       307,711       291,851
Sales and purchases of property, equipment, and software, net....       12,425         9,648    (1,056,323)
Change in securities lending collateral..........................   (2,887,153)   (5,765,710)   (1,738,088)
                                                                  ------------  ------------  ------------
Net cash used in investing activities............................   (6,137,485)  (10,125,842)   (7,645,948)

See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                                                                 2005         2004         2003
                                                             -----------  -----------  -----------
                                                                           (Restated)   (Restated)
                                                                         (In Thousands)
Financing activities
Net policyholder account deposits...........................   4,948,706    7,332,833    6,780,518
Net policyholder account withdrawals........................  (4,278,916)  (5,296,849)  (5,574,250)
Dividends paid..............................................    (440,680)    (300,680)        (680)
Capital contribution from parent............................          --      115,090      341,295
Change in securities lending payable........................   2,887,153    5,765,710    1,738,088
                                                             -----------  -----------  -----------
Net cash provided by financing activities...................   3,116,263    7,616,104    3,284,971
                                                             -----------  -----------  -----------
Increase (decrease) in cash.................................     (35,032)     (39,985)     203,266
Cash and cash equivalents at beginning of year..............     257,224      297,209       93,943
                                                             -----------  -----------  -----------
Cash and cash equivalents at end of year.................... $   222,192  $   257,224  $   297,209
                                                             ===========  ===========  ===========

Interest paid amounted to approximately $44,952,000, $47,709,000 and $11,298,000 in 2005, 2004 and 2003, respectively. Income taxes paid amounted to approximately $121,904,000, $208,397,000 and $240,802,000 in 2005, 2004 and
2003, respectively.

See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                  Notes to Consolidated Financial Statements

                               December 31, 2005

1. Nature of Operations

American General Life Insurance Company ("AGL" or the "Company") is a wholly owned subsidiary of AGC Life Insurance Company ("Parent Company"), and its ultimate parent is American International Group, Inc. ("AIG").

Effective December 31, 2002, AGL merged with certain affiliated entities, including The Franklin Life Insurance Company ("The Franklin") and its subsidiary, The American Franklin Life Insurance Company ("AMFLIC"), and All American Life Insurance Company ("All American") and became the surviving entity. Effective March 31, 2003, AGL merged with it's affiliate Old Line Life Insurance Company ("Old Line") and became the surviving entity. Effective December 31, 2002, AGL's wholly owned life insurance subsidiary, American General Life Insurance Company of New York ("AGNY") was merged with The United States Life Insurance Company in the City of New York, an affiliated entity. These mergers have been accounted for at historical cost in a manner similar to a pooling of interests business combination. Accordingly, the accompanying consolidated financial statements include the financial position, operating results, and cash flows of The Franklin, AMFLIC, All American, Old Line and exclude AGNY.

Effective December 20, 2004, AGL merged with its wholly owned subsidiary, American General International Investments, Inc. ("AGII"), and became the surviving entity. The financial position, operating results and cash flows of AGII have historically been included in the consolidated financial statements of AGL.

The Company operates through two divisions: Life Insurance and Retirement Services. The Life Insurance Division offers a complete portfolio of the standard forms of universal life, variable universal life, whole life, term life, accident and health, structured settlements, and fixed and variable annuities throughout the United States of America. This Division serves the estate planning needs of middle- and upper-income households and the life insurance needs of small- to medium-sized businesses. The Life Insurance Division, through its subsidiaries American General Life Companies ("AGLC") and American General Enterprise Services ("AGES"), and AGES's wholly owned broker-dealer subsidiary American General Securities Incorporated ("AGSI"), also provides support services to certain affiliated insurance companies. The Retirement Services Division includes the results of the Variable Annuity Life Insurance Company ("VALIC"), a wholly owned subsidiary. VALIC provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of health care, educational, public sector, and other not-for-profit organizations throughout the United States of America.

                    American General Life Insurance Company

2. Accounting Policies

2.1 Preparation of Financial Statements

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company and its wholly owned subsidiaries. Transactions with the Parent Company and other subsidiaries of the Parent Company are not eliminated from the financial statements of the Company. All other material intercompany transactions have been eliminated in consolidation.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. These estimates and assumptions are particularly significant with respect to investments, deferred acquisition costs, and policyholder benefits. Ultimate results could differ from those estimates.

We have reclassified certain amounts in our 2004 and 2003 consolidated financial statements to conform to the 2005 presentation. The reclassifications included the presentation of changes in "Securities Lending Collateral" and "Securities Lending Payable" separately as Investing Activities and Financing Activities, respectively, in the Statements of Cash Flows. None of these reclassifications had an effect on consolidated earnings, shareholder's equity or cash flows.

2.2 Statutory Accounting

The Company and its wholly owned life insurance subsidiaries are required to file financial statements with state regulatory authorities. State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. The use of such permitted practices by the Company and its wholly owned life insurance subsidiaries did not have a material effect on statutory capital and surplus at December 31, 2005.

                    American General Life Insurance Company

2.2 Statutory Accounting (continued)

Statutory net income, capital and surplus of the Company at December 31 is as follows:

                                                  2005       2004       2003
                                               ---------- ---------- ----------
                                                        (In Thousands)
Statutory net income.......................... $  637,973 $  567,253 $  134,370
Statutory capital and surplus................. $5,010,153 $4,705,497 $4,066,448

The more significant differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized (generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins), rather than being charged to operations as incurred; (b) future policy benefits are based on estimates of mortality, interest, and withdrawals generally representing the Company's experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals; (c) certain assets (principally agents' debit balances, computer software, and certain other receivables) are reported as assets rather than being charged to retained earnings; (d) acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity investments; and (e) fixed maturity investments are carried at fair value rather than amortized cost. In addition, statutory accounting principles require life insurance companies to establish an asset valuation reserve ("AVR") and an interest maintenance reserve ("IMR"). The AVR is designed to address the credit-related risk for bonds, preferred stocks, derivative instruments, and mortgages and market risk for common stocks, real estate, and other invested assets. The IMR is composed of investment- and liability-related realized gains and losses that result from interest rate fluctuations. These realized gains and losses, net of tax, are amortized into income over the expected remaining life of the asset sold or the liability released.

                    American General Life Insurance Company

2.3 Insurance Contracts

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include traditional whole life, limited payment, endowment, guaranteed renewable term life, universal life, and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

2.4 Investments

Fixed Maturity and Equity Securities

Cash and short-term investments primarily include interest bearing cash accounts, commercial paper and money market investments. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of greater than three months and less than one year at the date of acquisition. Such highly liquid investments with original maturities of three months or less are classified as cash equivalents. Investments with original maturities of greater than three months are classified as short-term.

Fixed maturity and equity securities classified as available-for-sale are recorded at fair value at December 31, 2005 and 2004. Unrealized gains and losses, net of deferred taxes and amortization of deferred acquisition costs, are recorded as a separate component of other comprehensive income or loss within shareholder's equity. Realized gains and losses on the sale of investments are recognized in operating earnings at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives or expected payment period of the investments. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

                    American General Life Insurance Company

2.4 Investments (continued)

Fixed maturity and equity securities classified as trading securities are carried at market value, as it is the Company's intention to sell these securities in the near future. Realized and unrealized gains and losses are reflected in income currently.

The Company evaluates its investments for impairment. As a matter of policy, the determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgement of the Company's management and a continual review of its investment.

In general, a security is considered a candidate for impairment if it meets any of the following criteria: Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine months or longer); The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or
(ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; In the opinion of the Company's management, the Company does not have the ability or intent to hold the investment until recovery, irrespective of the occurrence of one of the foregoing events.

Once a security has been identified as impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price, and recorded as a realized capital loss.

Mortgage Loans

Mortgage loans are reported at the unpaid principal balance, net of any allowance for losses. The allowance for losses covers estimated losses based on our assessment of risk factors such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review.

Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell.

                    American General Life Insurance Company

2.4 Investments (continued)

Interest on performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or accrual of discount. Interest on non-performing mortgage loans is recorded as income when received.

Policy Loans

Policy loans are reported at the aggregate unpaid principal balance. There is no allowance for policy loans as these loans serve to reduce the death benefits paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Real Estate

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Real estate available for sale is carried at the lower of cost (less accumulated depreciation, if applicable) or fair value less cost to sell.

Partnerships

Partnerships consist primarily of limited partnerships investments and other investments not classified elsewhere herein. Included in partnerships are preferred equity investments in partially owned companies. The cost method partnerships are investments in which the Company holds less than a five percent interest. They are carried at fair value and the change in fair value is recognized as a component of other comprehensive income. Equity method partnerships are investments in which the Company holds a five percent or more interest and are carried at net asset value. The changes in such net asset values are recorded in earnings through net investment income.

As part of the consolidation of Castle Trust (see Note 9), included in partnerships is an investment in commercial aircraft totaling $935.1 million, net of accumulated depreciation of $117.9 million. These aircraft are recorded at cost and depreciated on a straight-line basis over their estimated lives of 25 years from the date of manufacture, to a residual value that is 15 percent of the Castle Trust cost. Total depreciation expense for the years ended December 31, 2005 and 2004 were $52.7 million and $51.3 million, respectively.

                    American General Life Insurance Company

2.4 Investments (continued)

Securities Lending Collateral and Securities Lending Payable

The Company loans securities through a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102 percent of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statements of income.

Dollar Roll Agreements

Throughout the year, the Company enters into dollar roll agreements. These are agreements to sell mortgage-backed securities ("MBS") and to repurchase substantially similar securities at a specific price and date in the future. Dollar roll agreements are accounted for as sales of financial assets and forward repurchase commitments. Assets are removed from the consolidated balance sheet at the time of sale. The difference between sales proceeds and carrying values are recorded as realized gains or losses. The forward repurchase commitments are accounted for at fair value, and the changes in fair value are recorded as realized gains or losses. Assets are recorded at the time of purchase at fair value. Unsettled amounts on the purchase contracts are reflected in the consolidated balance sheets in other liabilities.

At December 31, 2005 and 2004, the Company had no dollar roll agreements outstanding.

2.5 Separate Accounts

Separate Account assets and liabilities represent funds that are separately administered for Variable Annuities and Variable Universal Life contracts, for which the investment risk lies solely with the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Therefore, the Company's liability for these

                    American General Life Insurance Company

2.5 Separate Accounts (continued)

accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income, comprehensive income, and cash flows. Assets held in Separate Accounts are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share.

The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in premiums and other considerations in the consolidated statements of income.

2.6 Deferred Policy Acquisition Costs ("DPAC") and Cost of Insurance Purchased ("CIP")

Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC. The cost assigned to certain insurance contracts in force at January 31, 1995, the date of American General Corporation's ("AGC") acquisition of The Franklin, is reported as CIP.

DPAC and CIP associated with interest-sensitive life contracts, insurance investment contracts, and participating life insurance contracts are charged to expense in relation to the estimated gross profits of those contracts. If estimated gross profits change significantly, DPAC and CIP balances are recalculated using the new assumptions. Any resulting adjustment is included in current earnings as an adjustment to DPAC or CIP amortization. DPAC and CIP associated with all other insurance contracts are charged to expense over the premium-paying period or as the premiums are earned over the life of the contract. Interest is accreted on the unamortized balance of DPAC at rates used to compute policyholder reserves and on the unamortized balance of CIP at rates of 3.00 percent to 8.25 percent.

With respect to the Company's variable annuity contracts, the assumption for the long-term annual growth of the separate and variable account assets used by the Company in the determination of DPAC amortization is approximately 10 percent (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology which allows the Company to maintain this 10 percent long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15 percent during the first year following the introduction of a product, the

                    American General Life Insurance Company

2.6 Deferred Policy Acquisition Costs ("DPAC") and Cost of Insurance Purchased ("CIP") (continued)

DPAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9 percent, resulting in an average annual growth rate of 10 percent during the life of the product. Similarly, following periods of below 10 percent performance, the model will assume a short-term growth rate higher than 10 percent. An adjustment to DPAC will occur if management considers the short-term growth rate (i.e., the growth rate required to revert to the mean 10 percent growth rate over a five-year period) to be unachievable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary among companies. With respect to the Company's variable life products, the assumption for the long-term growth of the separate and variable account assets used by the Company in the determination of DPAC amortization is approximately 9 percent, but no reversion to the mean adjustment is applied.

DPAC and CIP related to interest-sensitive products are adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment, net of deferred taxes, is included in unrealized investment gains (losses) in accumulated other comprehensive income within shareholder's equity.

The Company reviews the carrying amounts of DPAC and CIP on at least an annual basis. Management considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

                    American General Life Insurance Company

2.7 Policy and Contract Claims Reserves

Substantially all of the Company's insurance and annuity liabilities relate to long duration contracts. The contracts normally cannot be changed or canceled by the Company during the contract period.

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                                           2005        2004
                                                        ----------- -----------
                                                                    (Restated)
                                                            (In Thousands)
Future policy benefits:
   Ordinary life....................................... $ 4,852,453 $ 4,553,987
   Group life..........................................      25,760      26,346
   Life contingent group annuities.....................      85,565      89,228
   Life contingent annuities...........................   4,737,550   3,744,591
   Terminal funding....................................     397,630     401,444
   Accident and health.................................     244,682     337,158
                                                        ----------- -----------
Total.................................................. $10,343,640 $ 9,152,754
                                                        =========== ===========
Policyholder contract deposits:
   Annuities........................................... $33,228,804 $32,463,764
   Corporate-owned life insurance......................     373,848     376,478
   Universal life......................................   6,113,472   5,609,281
                                                        ----------- -----------
Total.................................................. $39,716,124 $38,449,523
                                                        =========== ===========

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 1 percent to 11 percent.

The liability for policyholder contract deposits has been established based on various assumptions. Interest rates credited for deferred annuities vary by year of issuance and range from 3.0 percent to 9.45 percent. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from 0.0 percent to 14.0 percent, grading to zero over a

                    American General Life Insurance Company

2.7 Policy and Contract Claims Reserves (continued)

period of 0 to 20 years. Interest rates on corporate-owned life insurance are guaranteed at 3.0 or 4.0 percent, depending on policy form, and the weighted average rate credited in 2005 was 5.39 percent.

2.8 Guaranteed Minimum Death Benefits

A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product ("the GMDB"). Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the principal invested, adjusted for withdrawals, accumulated with interest at rates up to 3 percent per annum (subject to certain caps). The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Prior to January 1, 2004, the Company expensed GMDB-related benefits in the period incurred, and therefore did not provide reserves for future benefits. Effective January 1, 2004, the Company provides reserves for future GMDB-related benefits pursuant to the adoption of Statement of Position 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Non-traditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-01"). The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for minimum guarantees are included in policyholders' benefits in the consolidated statements of income.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to policyholders' benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

2.9 Premium Recognition

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DPAC.

                    American General Life Insurance Company

2.9 Premium Recognition (continued)

Premiums for traditional life insurance products are recognized when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized in a constant relationship to insurance in force for life insurance contracts and to the amount of expected future benefit payments for annuity contracts.

Variable annuity fees, asset management fees and surrender charges are recorded as income when earned. Net retained broker dealer commissions are recognized as income on a trade date basis.

2.10 Reinsurance

The Company generally limits its exposure to loss on any single insured to $5.0 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $10.0 million. These limits were increased from lower amounts on June 1, 2005. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

A receivable is recorded for the portion of benefits paid and insurance liabilities that have been reinsured. Total reinsurance recoverables on ceded reinsurance contracts are included in accounts receivable. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

2.11 Participating Policy Contracts

Participating life insurance accounted for approximately 2 percent of life insurance in force at December 31, 2005.

The portion of earnings allocated to participating policyholders is excluded from net income and shareholder's equity. Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $56.4 million, $60.8 million and $67.9 million in 2005, 2004 and 2003, respectively, and were included in policyholders' benefits.

                    American General Life Insurance Company

2.12 Income Taxes

For the tax years ending December 31, 2005, 2004 and 2003, the Company will join in the filing of a consolidated federal income tax return with AGC Life Insurance Company and its life insurance company subsidiaries. The Company has a written agreement with AGC Life Insurance Company setting forth the manner in which the total consolidated federal income tax is allocated to each entity that joins in the consolidation. Under this agreement, AGC Life Insurance Company agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company had it filed a separate federal income tax return. In addition, AGC Life Insurance Company agrees to reimburse the Company for the tax benefits from net losses and tax credits, if any, within a reasonable period of time after the filing of the consolidated federal income tax return for the year in which the losses are used.

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

2.13 Derivatives

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows investment income, policyholder liabilities and equity. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer or trader in derivative instruments.

Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, S&P 500 index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds).

The Company believes that such hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting (see
Note 11). The Company carries all

                    American General Life Insurance Company

2.13 Derivatives (continued)

derivatives in the consolidated balance sheet at fair value. Changes in the fair value of derivatives are reported in realized investment gains and losses.

2.14 Recently Issued Accounting Standards

In January 2003, FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN46"). FIN46 changes the method of determining whether certain entities should be consolidated in the Company's consolidated financial statements. An entity is subject to FIN46 and is called a Variable Interest Entity ("VIE") if it has (i) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (ii) equity investors that cannot make significant decisions about the entity's operations, or do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under existing guidance. A VIE is consolidated by its primary beneficiary, which is the party that has a majority of the expected losses or a majority of the expected residual returns of the VIE, or both. In December 2003, the FASB issued FIN46R.

The provisions of FIN46R are to be applied immediately to VIEs created after January 31, 2003, and to VIEs in which the Company obtains an interest after that date. For VIEs in which the Company holds a variable interest that is acquired before February 1, 2003, FIN46R was applied as of December 31, 2003. For any VIEs that must be consolidated under FIN46R that were created before February 1, 2003, the assets, liabilities and noncontrolling interest of the VIE would be initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change.

The following VIE activities are not consolidated by the Company under FIN46R:

     i. The Company manages collateralized bond and loan obligation trusts (collectively, collateralized debt obligation trust or CDO trust). As asset manager, the Company receives fees for management of the assets held in the CDO trust, which support the issuance of securities sold by the CDO trust. The Company may take minority equity and/or fixed-income security interest in the CDO trust. The Company has entered into such arrangements to expand its asset management activities. Third-party investors have recourse only to the CDO trust, and have no recourse to the Company. The Company does not consolidate these CDO trusts, pursuant to FIN46R.

                    American General Life Insurance Company

2.14 Recently Issued Accounting Standards (continued)

     ii. The Company also invests in assets of VIEs. These VIEs are established by unrelated third parties. Investments include collateralized mortgage backed securities and similar securities backed by pools of mortgages, consumer receivables or other assets. The investment in these VIEs allows the Company to purchase assets permitted by insurance regulations while maximizing their return on these assets. These VIEs are not consolidated by the Company, pursuant to FIN46R.

In March 2005, FASB issued FSP FIN46R-5 "Implicit Variable Interests under FASB Interpretation No. 46 (revised December 2003), Consolidation of Variable Interest Entities" ("FSP FIN46R-5") to address whether a reporting enterprise has an implicit variable interest in a variable interest entity ("VIE") or potential VIE when specific conditions exist. Although implicit variable interests are mentioned in FIN46R, the term is not defined and only one example is provided. FSP FIN46R-5 offers additional guidance, stating that implicit variable interests are implied financial interests in an entity that change with changes in the fair value of the entity's net assets exclusive of variable interests. An implicit variable interest acts the same as an explicit variable interest except it involves the absorbing and/or receiving of variability indirectly from the entity (rather than directly). The identification of an implicit variable interest is a matter of judgment that depends on the relevant facts and circumstances. The Company adopted FSP FIN46R-5 in the second quarter of 2005. The adoption of FSP FIN46R-5 did not have a material effect on the Company's financial condition or results of operations.

In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued SOP 03-01. This statement was effective as of January 1, 2004 and requires the Company to recognize a liability for GMDB, as discussed above, related to its variable annuity and variable life contracts and modifies certain disclosures and financial statement presentations for these products. The Company reported a one-time cumulative accounting charge upon adoption of $16.9 million to reflect the guaranteed minimum death benefit liability as of January 1, 2004. In addition, under SOP 03-01, variable annuity assets held in separate accounts will continue to be measured at fair value and reported in summary total on the Company's financial statements, with an equivalent summary total reported for related liabilities, if the separate account arrangement meets certain specified conditions. Assets underlying the Company's interest in a separate account ("separate account seed money") do not qualify for separate account accounting and reporting.

                    American General Life Insurance Company

2.14 Recently Issued Accounting Standards (continued)

The Company was required to "look through" the separate account for the purposes of accounting for its interest therein, and account for and classify separate account seed money based on its nature as if the assets of the separate account underlying the Company's interest were held directly by the general account rather than through the separate account structure. The adoption of SOP 03-01 did not have a material impact on the Company's separate accounts or separate account seed money.

In December 2004, the FASB issued Statement No. 123 (revised 2004) ("FAS 123R"), "Share-Based Payment." FAS 123R replaces FASB Statement No. 123 ("FAS 123"), "Accounting for Stock-based Compensation," and superseded APB Opinion No. 25, "Accounting for Stock Issued to Employees." FAS 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. On January 1, 2003, AIG adopted the recognition provisions of FAS 123. The effect of the compensation costs, as determined consistent with FAS 123, was not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of AIG and, therefore, are not presented herein. In April 2005, the SEC delayed the effective date for FAS 123R until the first fiscal year beginning after June 15, 2005. As a result, AIG expects to adopt the provisions of the revised FAS 123R and its related interpretive guidance in the first quarter of 2006. AIG and the Company are currently assessing the impact of FAS 123R and believe the impact will not be material to AIG's or the Company's financial condition or results of operations.

In June 2004, the FASB issued FSP No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability." FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-01. The Company's adoption of FSP 97-1 on July 1, 2004 did not change the accounting for unearned revenue liabilities and, therefore, had no impact on the Company's consolidated financial position or results of operations.

                    American General Life Insurance Company

2.14 Recently Issued Accounting Standards (continued)

At the March meeting, the Emerging Issue Task Force "EITF" reached a consensus with respect to Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." On September 30, 2004, the FASB issued FASB Staff Position ("FSP") EITF No. 03-1-1, Effective Date of Paragraphs 10-20 of EITF Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" delaying the effective date of this guidance until the FASB has resolved certain implementation issues with respect to this guidance, but the disclosures remain effective. This FSP, retitled FSP FAS 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments," replaces the measurement and recognition guidance set forth in Issue No. 03-1 and codifies certain existing guidance on impairment. Adoption of FSP FAS 115-1 is not expected to have a material effect on the Company's financial condition or results of operations.

On December 16, 2004, the FASB issued Statement No. 153, "Exchanges of Nonmonetary Assets--An Amendment of APB Opinion No. 29" ("FAS 153"). FAS 153 amends APB Opinion No. 29, "Accounting for Nonmonetary Transactions". The amendments made by FAS 153 are based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. Further, the amendments eliminate the narrow exception for nonmonetary exchanges of similar productive assets and replace it with a broader exception for exchanges of nonmonetary assets that do not have "commercial substance." Previously, APB Opinion No. 29 required that the accounting for an exchange of a productive asset for a similar productive asset or an equivalent interest in the same or similar productive asset should be based on the recorded amount of the asset relinquished. The provisions in FAS 153 are effective for nonmonetary asset exchanges beginning July 1, 2005. The adoption of FAS 153 did not have a material effect on the Company's financial condition or results of operations.

On June 1, 2005, the FASB issued Statement No. 154, "Accounting Changes and Error Corrections" ("FAS 154"). FAS 154 replaces APB Opinion No. 20, "Accounting Changes" and FASB Statement No. 3, "Reporting Accounting Changes in Interim Financial Statements." FAS 154 requires that a voluntary change in accounting principle be applied retrospectively with all prior period financial statements presented on the new accounting principle, unless its impracticable to do so. FAS 154 also provides that a correction of errors in previously issued financial statements should be termed a "restatement." The new standard is effective for accounting changes and correction of errors beginning
January 1, 2006.

At the June 2005 meeting, the EITF reached a consensus with respect to Issue
No. 04-5, "Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights" (formerly, "Investor's Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Rights"). The Issue addresses what

                    American General Life Insurance Company
rights held by the limited partner(s) preclude consolidation in circumstances in which the sole general partner would consolidate the limited partnership in accordance with generally accepted accounting principles absent the existence of the rights held by the limited partner(s). Based on that consensus, the EITF also agreed to amend the consensus in Issue No. 96-16, "Investor's Accounting for an Investee When the Investor Has a Majority of the Voting Interest but the Minority Shareholders Have Certain Approval or Veto Rights." The guidance in this Issue is effective after June 29, 2005 for general partners of all new limited partnerships formed and for existing limited partnerships for which the partnership agreements are modified. For general partners in all other limited partnerships, the guidance in this Issue is effective beginning January 1, 2006. The Company is currently assessing the effect of adopting this EITF Issue.

On June 29, 2005, FASB issued Statement 133 Implementation Issue No. B38, "Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option." This implementation guidance relates to the potential settlement of the debtor's obligation to the creditor that would occur upon exercise of the put option or call option, which meets the net settlement criterion in FAS 133 paragraph 9(a). The effective date of the implementation guidance is January 1, 2006. The Company is currently assessing the effect of implementing this guidance.

On June 29, 2005, FASB issued Statement 133 Implementation Issue No. B39, "Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor." The conditions in FAS 133 paragraph 13(b) do not apply to an embedded call option in a hybrid instrument containing a debt host contract if the right to accelerate the settlement of the debt can be exercised only by the debtor (issuer/borrower). This guidance does not apply to other embedded derivative features that may be present in the same hybrid instrument. The effective date of the implementation guidance is January 1, 2006. The Company is currently assessing the effect of implementing this guidance.

On September 19, 2005, FASB issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts." SOP 05-1 provides guidance on accounting for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in FASB Statement No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. The effective date of the implementation guidance is January 1, 2007. The Company is currently assessing the effect of implementing this guidance.

                    American General Life Insurance Company

On February 16, 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments" ("SFAS 155"), an amendment of SFAS 140 and SFAS
133. SFAS 155 permits the Company to elect to measure any hybrid financial instrument at fair value (with changes in fair value recognized in earnings) if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under SFAS 133. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis and is irrevocable. SFAS 155 will be effective for all instruments acquired, issued, or subject to a remeasurement event occurring after the beginning of a company's fiscal year that begins after September 15, 2006, with earlier adoption permitted as of the beginning of 2006, provided that financial statements for any interim period of that fiscal year have not been issued. The Company has elected to early adopt SFAS 155 effective January 1, 2006. Adoption of SFAS 155 is not expected to have a material effect on the Company's consolidated financial condition or results of operation.

3. Investments

3.1 Investment Income

Investment income by type of investment was as follows for the years ended December 31:

                                                 2005       2004       2003
                                              ---------- ---------- ----------
                                                         (Restated) (Restated)
                                                       (In Thousands)
Investment income:
   Fixed maturities.......................... $3,265,962 $3,101,785 $2,859,528
   Equity securities.........................      3,435      8,070     13,148
   Mortgage loans on real estate.............    273,270    229,921    237,745
   Investment real estate....................      9,903     10,265      8,229
   Policy loans..............................    100,787     99,421    105,214
   Other long-term investments...............     32,396     82,767    (57,083)
   Short-term investments....................     28,263     16,697     18,431
                                              ---------- ---------- ----------
Gross investment income......................  3,714,016  3,548,926  3,185,212
Investment expenses..........................     80,130     63,577     45,177
                                              ---------- ---------- ----------
Net investment income........................ $3,633,886 $3,485,349 $3,140,035
                                              ========== ========== ==========

The carrying value of investments that produced no investment income during 2005 was less than 0.3 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

                    American General Life Insurance Company

During 2005, 2004 and 2003, investment income from other long-term investments is primarily related to gains or losses associated with various partnership interests.

3.2 Net Realized Investment Gains (Losses)

Realized gains (losses) by type of investment were as follows for the years ended December 31:

                                                  2005       2004       2003
                                               ---------  ---------- ----------
                                                          (Restated) (Restated)
                                                        (In Thousands)
Fixed maturities:
   Gross gains................................ $ 204,217  $ 270,273  $ 495,550
   Gross losses...............................  (329,543)  (256,398)  (510,749)
                                               ---------  ---------  ---------
Total fixed maturities........................  (125,326)    13,875    (15,199)
Equity securities.............................    36,727      7,041      2,914
Partnerships..................................    (4,464)   (20,818)    26,358
Derivatives...................................     5,162    (31,852)   (46,583)
Other.........................................    35,050    (31,683)     4,608
                                               ---------  ---------  ---------
Net realized investment gains (losses) before
  tax.........................................   (52,851)   (63,437)   (27,902)
Income tax benefit............................   (18,498)   (22,203)    (9,766)
                                               ---------  ---------  ---------
Net realized investment gains (losses) after
  tax......................................... $ (34,353) $ (41,234) $ (18,136)
                                               =========  =========  =========

During 2005, 2004 and 2003, the Company's realized losses included write-downs of $121.6 million, $63.1 million (restated) and $291.7 million (restated), respectively, for certain available for sale fixed maturity investments that experienced declines deemed other than temporary. The determination that a security has incurred an other than temporary decline in value and the amount of loss recognition requires the judgement of the Company's management and a continual review of its investments.

                    American General Life Insurance Company

3.3 Fixed Maturity and Equity Securities

The following table summarizes the Company's gross unrealized losses and estimated fair values on fixed maturity securities available for sale and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2005:

                         Less than 12 Months     12 Months or More           Total
                        ---------------------- --------------------- ----------------------
                                                  (In Thousands)
                           Fair     Unrealized   Fair     Unrealized    Fair     Unrealized
                           Value      Losses     Value      Losses      Value      Losses
                        ----------- ---------- ---------- ---------- ----------- ----------
Fixed maturity
  securities........... $15,162,414  $335,958  $1,061,524  $61,193   $16,223,938  $397,151
Equity securities......       2,794       172       1,742    1,476         4,536     1,648
                        -----------  --------  ----------  -------   -----------  --------
   Total............... $15,165,208  $336,130  $1,063,266  $62,669   $16,228,474  $398,799
                        ===========  ========  ==========  =======   ===========  ========

                    American General Life Insurance Company

3.3 Fixed Maturity and Equity Securities (continued)

The Company regularly reviews its investments for possible impairments based on the criteria discussed in Note 2. The determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments. As of December 31, 2005, all of the unrealized losses in the table shown above were considered to be temporary based on the results of this review.

Fixed maturity and equity securities classified as available-for-sale are reported at fair value. Amortized cost and fair value at December 31, 2005 and 2004 were as follows:

                                                            Gross      Gross
                                               Amortized  Unrealized Unrealized    Fair
                                                 Cost        Gain       Loss       Value
                                              ----------- ---------- ---------- -----------
                                                             (In Thousands)
December 31, 2005
-----------------
Fixed maturity securities:
   Corporate securities:.....................
       Investment-grade...................... $28,425,624 $1,510,483 $(156,438) $29,779,669
       Below investment-grade................   3,504,754    145,856   (79,454)   3,571,156
   Mortgage-backed securities................  12,632,632    113,801  (127,981)  12,618,452
   U.S. government obligations...............     175,470     34,052      (677)     208,845
   Foreign governments.......................     750,686     93,689    (6,565)     837,810
   State and political subdivisions..........   3,256,136    125,314   (24,311)   3,357,139
   Collateralized bonds......................      83,537      1,875    (1,725)      83,687
   Redeemable preferred stocks...............      53,808     13,196        --       67,004
                                              ----------- ---------- ---------  -----------
Total fixed maturity securities.............. $48,882,647 $2,038,266 $(397,151) $50,523,762
                                              =========== ========== =========  ===========
Equity securities............................ $    33,457 $   34,552 $  (1,648) $    66,361
                                              =========== ========== =========  ===========
Separate account seed money.................. $    64,000 $    3,000 $      --  $    67,000
                                              =========== ========== =========  ===========
Investment in ultimate Parent Company........ $     8,597 $   46,680 $      --  $    55,277
                                              =========== ========== =========  ===========

                    American General Life Insurance Company

3.3 Fixed Maturity and Equity Securities (continued)

                                                                           Gross      Gross
                                                              Amortized  Unrealized Unrealized    Fair
                                                                Cost        Gain       Loss       Value
                                                             ----------- ---------- ---------- -----------
                                                                               Restated
                                                                            (In Thousands)
December 31, 2004
-----------------
Fixed maturity securities:
   Corporate securities:....................................
       Investment-grade..................................... $27,204,193 $2,139,206 $ (63,416) $29,279,983
       Below investment-grade...............................   2,979,378    209,999   (31,897)   3,157,480
   Mortgage-backed securities...............................  12,575,337    296,349   (38,749)  12,832,937
   U.S. government obligations..............................     214,984     31,887      (834)     246,037
   Foreign governments......................................     411,263     46,495      (207)     457,551
   State and political subdivisions.........................   3,188,957    184,295   (24,610)   3,348,642
   Collateralized bonds.....................................      59,077        160    (2,798)      56,439
   Redeemable preferred stocks..............................      51,712      9,055      (603)      60,164
                                                             ----------- ---------- ---------  -----------
Total fixed maturity securities............................. $46,684,901 $2,917,446 $(163,114) $49,439,233
                                                             =========== ========== =========  ===========
Equity securities........................................... $    48,038 $   24,776 $  (2,520) $    70,294
                                                             =========== ========== =========  ===========
Separate account seed money................................. $    39,758 $    1,735 $      (5) $    41,488
                                                             =========== ========== =========  ===========
Investment in ultimate Parent Company....................... $     8,597 $   44,606 $      --  $    53,203
                                                             =========== ========== =========  ===========

                    American General Life Insurance Company

3.3 Fixed Maturity and Equity Securities (continued)

Net unrealized gains (losses) on securities included in accumulated other comprehensive income in shareholder's equity at December 31, 2005 were as follows:

                                                                2005        2004        2003
                                                             ----------  ----------  ----------
                                                                         (Restated)  (Restated)
                                                                       (In Thousands)
Gross unrealized gains...................................... $2,122,498  $2,988,563  $2,635,838
Gross unrealized losses.....................................   (398,799)   (165,639)   (371,145)
DPAC and other fair value adjustments.......................   (316,972)   (587,095)   (537,304)
Deferred federal income taxes...............................   (497,287)   (792,305)   (610,534)
                                                             ----------  ----------  ----------
Net unrealized gains on securities.......................... $  909,440  $1,443,524  $1,116,855
                                                             ==========  ==========  ==========

The contractual maturities of fixed maturity securities at December 31, 2005 were as follows:

                                                                                  2005
                                                                         -----------------------
                                                                          Amortized    Market
                                                                            Cost       Value
                                                                         ----------- -----------
                                                                             (In Thousands)
Fixed maturity securities, excluding mortgage-backed securities:
   Due in one year or less.............................................. $   846,359 $   858,504
   Due after one year through five years................................   4,130,131   4,329,861
   Due after five years through ten years...............................  11,538,141  11,863,561
   Due after ten years..................................................  19,735,384  20,853,384
Mortgage-backed securities..............................................  12,632,632  12,618,452
                                                                         ----------- -----------
Total fixed maturity securities......................................... $48,882,647 $50,523,762
                                                                         =========== ===========

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $29.5 billion, $28.7 billion and $31.5 billion, during 2005, 2004 and 2003, respectively.

At December 31, 2005, $46.3 million of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

                    American General Life Insurance Company

3.4 Mortgage Loans on Real Estate

Diversification of the geographic location and type of property collateralizing mortgage loans reduces the concentration of credit risk. For new loans, the Company requires loan-to-value ratios of 75 percent or less, based on management's credit assessment of the borrower. The mortgage loan portfolio was distributed as follows at December 31, 2005 and 2004:

                                       Outstanding   Percent of     Percent
                                         Amount        Total     Nonperforming
                                      -------------  ----------  -------------
                                      (In Millions)
December 31, 2005
Geographic distribution:
   South Atlantic....................        $  862        23.3%           0.0%
   Pacific...........................           722        19.5            0.0
   Mid-Atlantic......................           854        23.1            0.0
   East North Central................           395        10.7            8.9
   Mountain..........................           130         3.5            0.0
   West South Central................           235         6.4            0.0
   East South Central................           202         5.5            0.0
   West North Central................           105         2.8           21.6
   New England.......................           172         4.7            0.0
   Canada............................            22          .6            0.0
Allowance for losses.................            (5)       (0.1)           0.0
                                             ------       -----
Total................................        $3,694       100.0%           2.1%
                                             ======       =====
Property type:
   Office............................        $1,437        38.9%           5.6%
   Retail............................         1,044        28.3            0.2
   Industrial........................           426        11.4            0.0
   Apartments........................           520        14.1            0.0
   Hotel/motel.......................            66         1.8            0.0
   Other.............................           206         5.6            0.0
Allowance for losses.................            (5)       (0.1)           0.0
                                             ------       -----
Total................................        $3,694       100.0%           2.1%
                                             ======       =====

                    American General Life Insurance Company

3.4 Mortgage Loans on Real Estate (continued)

                                       Outstanding   Percent of     Percent
                                         Amount        Total     Nonperforming
                                      -------------  ----------  -------------
(Restated)
                                      (In Millions)
December 31, 2004
Geographic distribution:
   South Atlantic....................        $  741        22.3%           0.0%
   Pacific...........................           572        17.2            0.0
   Mid-Atlantic......................           681        20.5            2.1
   East North Central................           391        11.8            7.5
   Mountain..........................           174         5.2            0.0
   West South Central................           227         6.8            0.0
   East South Central................           246         7.4            0.0
   West North Central................           105         3.2           10.4
   New England.......................           170         5.1            0.0
   Canada............................            23         0.7            0.0
Allowance for losses.................            (5)       (0.2)           0.0
                                             ------       -----
Total................................        $3,325       100.0%           1.6%
                                             ======       =====
Property type:
   Office............................        $1,295        38.9            3.5%
   Retail............................           952        28.6            0.0
   Industrial........................           419        12.6            0.0
   Apartments........................           425        12.8            0.0
   Hotel/motel.......................            54         1.6           15.4
   Other.............................           185         5.6            0.0
Allowance for losses.................            (5)       (0.1)           0.0
                                             ------       -----
Total................................        $3,325         100%           1.6%
                                             ======       =====

Impaired mortgage loans on real estate and related interest income is not material.

                    American General Life Insurance Company

4. Deferred Policy Acquisitions Costs and Cost of Insurance Purchased

The following reflects deferred policy acquisition costs which will be amortized against future income and the related current amortization charges to income, excluding certain amounts deferred and amortized in the same period:

                                                                2005        2004        2003
                                                             ----------  ----------  ----------
                                                                         (Restated)  (Restated)
                                                                       (In Thousands)
Balance at January 1........................................ $3,288,233  $2,933,067  $2,779,562
   Capitalization...........................................    854,609     728,087     598,665
   Accretion of interest/amortization.......................   (377,957)   (280,198)   (327,341)
   Effect of unrealized (gains) losses on securities........    259,223     (80,598)   (131,753)
   Effect of realized (gains) losses on securities..........     (4,650)    (12,125)     13,934
                                                             ----------  ----------  ----------
Balance at December 31...................................... $4,019,457  $3,288,233  $2,933,067
                                                             ==========  ==========  ==========

The Company adjusts DAC amortization ("a DAC unlocking") when estimates of current or future gross profits to be realized are revised. In 2005, DAC amortization was increased by $16 million due to the unlocking of future assumptions on variable universal life products to reflect a refinement of assumptions made necessary due to shifting product mix.

A roll forward of the cost of insurance purchased ("CIP") for the years ended December 31, were as follows:

                                                               2005      2004      2003
                                                             --------  --------  --------
                                                                    (In Thousands)
Balance at January 1........................................ $324,920  $338,520  $351,600
   Deferral of renewal commissions..........................        0     3,623     5,274
   Accretion of interest/amortization.......................   (9,561)  (30,316)   15,612
   Effect of unrealized (gains) losses on securities........   23,672    12,725   (33,966)
   Effect of realized (gains) losses on securities..........   (3,132)      368        --
                                                             --------  --------  --------
Balance at December 31...................................... $335,899  $324,920  $338,520
                                                             ========  ========  ========

During 2003, the Company reduced their CIP amortization by $34 million primarily due to improved mortality. CIP amortization expected to be recorded in each of the next five years is $15.3 million, $12.8 million, $12.2 million, $11.2 million, and $8.8 million, respectively.

                    American General Life Insurance Company

5. Reserves for Guaranteed Benefits

Details concerning the Company's guaranteed minimum death benefit exposure as of December 31, 2005 were as follows:

                                                          2005         2004
                                                      -----------  -----------
Return of Net Deposits Plus a Minimum Return                (In Millions)
Account value........................................ $   45, 297  $    43,750
Net amount at risk /(a)/.............................       1,801        2,199
Average attained age of contract holders.............          54           54
Range of guaranteed minimum return rates.............  0.00%-3.00%  0.00%-3.00%

   /(a)/ Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.

The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in reserves for fixed annuity contracts on the consolidated balance sheet:

                                                                  2005   2004
                                                                  ----   ----
                                                                  (In Millions)
Balance at January 1 /(b)/....................................... $ 10   $ 13
Guaranteed benefits incurred.....................................    5      8
Guaranteed benefits paid.........................................   (8)   (11)
                                                                   ----   ----
Balance at December 31........................................... $  7   $ 10
                                                                   ====   ====

   /(b)/ Included in the one-time cumulative effect of accounting change resulting from the adoption of SOP 03-1.

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2005 and December 31, 2004:

  . Data used was 1,000 stochastically generated investment performance scenarios.

  .   Mean investment performance assumption was 10%.

  .   Volatility assumption was 16%.

  .   Mortality was assumed to be 70% to 87.5% of the 1983a table.

  .   Lapse rates vary by contract type and duration and range from 5% to 25%.

  .   The discount rate was 3% to 8%.

                    American General Life Insurance Company

6. Other Assets

Other assets consisted of the following:

                                                              December 31
                                                             2005     2004
                                                           -------- --------
                                                            (In Thousands)
Goodwill.................................................. $ 39,765 $ 39,780
Computer software, net....................................   96,184  104,114
Accounts receivable from brokers, net.....................   14,582   29,437
Prepaid expenses..........................................   39,304   36,605
Property and equipment, net...............................   45,366   49,594
Other.....................................................   25,612   12,740
                                                           -------- --------
Total other assets........................................ $260,813 $272,270
                                                           ======== ========

7. Restructuring Charges

In connection with the Parent's merger with AGC during 2001, the Company incurred $180.4 million in restructuring costs. Of the total restructuring charges, approximately $177.2 million has been paid as of December 31, 2005. The remaining balance has been released during 2005.

8. Federal Income Taxes

8.1 Tax Liabilities

Income tax liabilities were as follows:

                                                           December 31
                                                         2005       2004
                                                      ---------- ----------
                                                                 (Restated)
                                                          (In Thousands)
Current tax receivables.............................. $   14,032 $  (98,435)
Net deferred tax liabilities.........................  1,389,968  1,545,723
                                                      ---------- ----------
   Income tax payable................................ $1,404,000 $1,447,288
                                                      ========== ==========

                    American General Life Insurance Company

8.1 Tax Liabilities (continued)

The components of deferred tax liabilities and assets at December 31 were as follows:

                                                         2005        2004
                                                      ----------  ----------
                                                                  (Restated)
                                                          (In Thousands)
Deferred tax liabilities applicable to:
   Deferred policy acquisition costs................. $1,236,446  $  997,168
   Basis differential of investments.................    215,648     280,839
   Net unrealized gains on debt and equity
     securities available for sale...................    497,287     792,305
   Capitalized EDP...................................     24,144      26,599
   Prepaid expenses..................................     12,814      12,803
   Other.............................................    143,258      54,548
                                                      ----------  ----------
Total deferred tax liabilities.......................  2,129,597   2,164,262

Deferred tax assets applicable to:
   Policy reserves...................................   (713,177)   (581,827)
   Other.............................................    (26,452)    (36,712)
                                                      ----------  ----------
Total deferred tax assets............................   (739,629)   (618,539)
                                                      ----------  ----------
Net deferred tax liabilities......................... $1,389,968  $1,545,723
                                                      ==========  ==========

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus." At December 31, 2004, the Company had approximately $382 million of policyholders' surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless it is distributed as a dividend, or recognized under other specified conditions. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. During 2005, the Company distributed cash dividends in excess of $382 million, thereby eliminating its policyholders' surplus account and its exposure to federal income taxation.

                    American General Life Insurance Company

8.2 Tax Expense

Components of income tax expense (benefit) for the years ended December 31 were as follows:

                                                                2005       2004        2003
                                                             ---------  ----------  ----------
                                                                        (Restated)  (Restated)
                                                                       (In Thousands)
Income tax at statutory percentage of GAAP pretax income.... $ 561,589    $513,629    $410,373
Non-conventional fuel source credits........................  (142,767)    (96,202)    (93,655)
Dividends received deduction................................   (28,583)    (19,828)    (18,632)
Prior year corrections......................................   (10,989)     (8,241)     (3,225)
Other credits, taxes and settlements........................     1,331       2,760     (12,237)
                                                             ---------    --------    --------
Income tax expense.......................................... $ 380,581    $392,118    $282,624
                                                             =========    ========    ========

For the tax years ending December 31, 2005, 2004 and 2003, the Company was included in the filing of a consolidated federal income tax return with AGC Life Insurance Company and its life insurance company subsidiaries. The Company has a written agreement with AGC Life Insurance Company setting forth the manner in which the total consolidated federal income tax is allocated to each entity that joins in the consolidation. Under this agreement, AGC Life Insurance Company agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company had it filed a separate federal income tax return. In addition, AGC Life Insurance Company agrees to reimburse the Company for the tax benefits from net losses and credits, if any, within a reasonable period of time after the filing of the consolidated federal income tax return for the year in which the losses are used.

                    American General Life Insurance Company

9. Transactions With Affiliates

Notes receivable from affiliates were as follows:

                                                              December 31, 2005    December 31, 2004
                                                             -------------------- --------------------
                                                             Par Value Book Value Par Value Book Value
                                                             --------- ---------- --------- ----------
                                                                          (In Thousands)
American General Corporation, 9.375%, due 2008.............. $  4,725   $  4,091  $  4,725   $  3,932
Transatlantic Holdings Inc., Promissory notes, 5.75%, due
  2015......................................................  164,000    163,202        --         --
AGC Life, Promissory notes, 5.02%, due 2010.................  116,000    116,000   116,000    116,000
American General Corporation, Promissory notes, 4.79%, due
  2006......................................................  415,000    415,000   415,000    415,000
Castle Trust 2, Asset backed notes, 5.26%, due 2026.........   41,453     41,449    45,990     46,971
Castle Trust 2, Asset backed notes, 8.26%, due 2026.........   13,929     13,924    14,497     16,142
                                                             --------   --------  --------   --------
Total notes receivable from affiliates...................... $755,107   $753,666  $596,212   $598,045
                                                             ========   ========  ========   ========

Various AIG companies provide services to the Company, principally mortgage servicing and investment management services, provided by American International Group Global Investment Corporation ("AIGGIC") on a fee basis. The Company paid approximately $66.9 million, $67.5 million and $54.4 million for such services in 2005, 2004 and 2003, respectively. Accounts payable for such services at December 31, 2005 and 2004 were not material. The Company rents facilities and provides services on an allocated cost basis to various AIG companies. Beginning in 1998, amounts received by the Company from affiliates include amounts received by its wholly owned, non-life insurance subsidiary, AGLC. AGLC provides shared services, including technology, to a number of AIG's life insurance subsidiaries.

The Company received approximately $329.2 million, $337.0 million and $311.4 million for such services and rent in 2005, 2004 and 2003, respectively. Accounts receivable for rent and services at December 31, 2005 and 2004 were not material.

                    American General Life Insurance Company

As a matter of Company policy, derivative contracts are generally executed with AIG Financial Products Corp. ("AIGFP"), an affiliated financial products company. From time to time, derivatives will be entered into with unaffiliated parties in conjunction with private placement investments.

During 2004, the Company purchased 38.7% of the non-voting preferred equity issued by Castle Trust 2003-II LP ("Castle Trust 2") for $116,558,398. The remaining non-voting equity interest and 100% of the voting equity of Castle Trust are held by various affiliates of the Company. The business of Castle Trust 2, and its wholly owned subsidiaries, is limited to buying, owning, leasing and selling a portfolio of aircraft. The purchase was funded by a capital contribution received from AGC Life Insurance Company. The Company's investment in Castle Trust 2 is reported in partnerships on the consolidated balance sheet.

On January 14, 2004, the Company purchased $65 million of fixed-rate asset-backed notes issued by Castle Trust 2. The notes mature on November 15, 2026 and are included in notes receivable from affiliates on the consolidated balance sheet.

On December 29, 2004, the Company purchased from Ambler Holding Corp, a wholly-owned subsidiary of the Company's affiliate AIG Financial Products, all of its Class D membership interests in Spicer Energy II LLC ("Spicer") for a purchase price of $86,100,234. As a result, the Company's Class D interest represents 25.3% of the equity in Spicer's three synfuel facilities. The Company's investment in Spicer is reported in partnerships on the consolidated balance sheet.

Effective August 1, 2003, the Company and AIG Life Insurance Company of Bermuda ("AIGB") entered into a Cut-through Agreement pursuant to which insureds, their beneficiaries and owners were granted a direct right of action against the Company in the event AIGB becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by AIGB. The Cut-through Agreement was approved by the Texas Department of Insurance. The amount of the retained liability on AIGB's books related to this agreement totaled $345,000 at December 31, 2005 and $295,000 at December 31, 2004. The Company believes the probability of loss under this agreement is remote.

Effective June 23, 2003, the Company entered into a Cut-through Agreement with AIG Life of Canada ("AIGC") pursuant to which claimants were granted a direct right of action against the Company in the event AIGC becomes insolvent or otherwise cannot or refuses to perform its obligations under certain structured settlement contracts issued by AIGC. On November 6, 2003, the Company filed the Cut-through Agreement with the Texas Department of Insurance (the

                    American General Life Insurance Company

Department). In early 2005, the Company discussed this Cut-through Agreement with the Department and it was agreed that the reserve established under these contracts would not exceed $300 million without the consent of the Department. As of December 31, 2005, the reserves recorded by AIGC, related to these contracts, totaled $231 million. The Company believes the probability of loss under this agreement is remote.

On December 7, 2005, the Company acquired 5.75% Senior Notes due December 14, 2015, issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $163.2 million. Other affiliates of the Company are holders of the same class of securities.

The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG. This guarantee is unconditional and irrevocable as to outstanding obligations, and the Company's contract holders have the right to enforce the guarantee directly against American Home. While American Home does not publish financial statements, it does file statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public.

On September 23, 2003, the Company purchased 68 percent of the non-voting preferred equity issued by Castle 2003-1 Trust ("Castle Trust") for $182.3 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle Trust are held by affiliates of the Company. Castle Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle Trust and its wholly owned subsidiaries is limited to buying, owning, leasing and selling a portfolio of commercial jets. In December 2003, the FASB issued a "Revision to Interpretation No. 46, Consolidation of Variable Interest Entities" ("FIN46R") (See Note 2.14). In accordance with FIN46R, Castle Trust has been consolidated in the Company's consolidated financial statements for the years ending December 31, 2005, 2004 and 2003.

10. Benefit Plans

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

                    American General Life Insurance Company

11. Derivative Financial Instruments

11.1 Use of Derivative Financial Instruments

The Company's use of derivative financial instruments is generally limited to swaps, currency swaps, S&P 500 index options and treasury note and U.S. long bond futures as economic hedges of certain financial assets and liabilities as follows:

Derivative Instrument                  Economically Hedged Item
---------------------                  -------------------------------------
Interest rate and currency swaps       Private placement bonds
S&P index options                      Equity-indexed policy liabilities on
                                         certain universal life and annuity
                                         policies
Treasury note and long bond futures    Bonds purchased for short-term
                                         (trading) purposes

The Company believes that such hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting.

With the exception of premiums required for the purchase of publicly-traded or over-the-counter (OTC)- traded S&P 500 index options and futures, derivatives contracts purchased by the Company require no up-front cash payment and provide for net settlement.

11.2 Risks Inherent In the Use of Derivatives

Risks inherent in the use of derivatives include market risk, credit risk in the event of non-performance by counterparties, and mismatch risk. Exposure to market risk is mitigated by the fact that all derivatives contracts are executed as effective economic hedges the financial effects of which are offset by another financial instrument (investment securities or index-based policy liabilities). Counterparty credit exposure is limited by entering into agreements with affiliated counterparties or unaffiliated counterparties having high credit ratings. Affiliated counterparties are guaranteed by AIG and unaffiliated counterparty credit ratings are monitored on a regular basis. Mismatch risk is the risk that hedges are executed improperly or become ineffective over the term of the contracts. Procedures have been implemented at AIG Global Investment Group, the company's affiliated investment advisor, and within the Life Division to prevent and detect such mismatches.

                    American General Life Insurance Company

11.3 Interest Rate and Currency Swap Agreements

Interest rate swap agreements are used to convert specific investment securities from a floating to a fixed rate basis and to convert certain fixed rates to different fixed rates. Currency swap agreements are used to convert cash flows from specific investment securities denominated in foreign currencies into U.S. dollars at specific exchange rates.

Swap agreements have terms of two to twenty-two years.

Interest rate and currency swap agreements related to investment securities at December 31 were as follows:

                                                       2005      2004
                                                      ------  ----------
                                                              (Restated)
                                                         (In Millions)
Interest rate swap agreements:
   Notional amount................................... $1,320      $1,419
   Fair value........................................     (6)          4
Currency swap agreements:
   Notional amount...................................    602         360
   Fair Value........................................    (57)        (58)

                    American General Life Insurance Company

11.4 Index Options

S&P 500 index options (puts and calls) are purchased as economic hedges of index-based exposures inherent in the Company's equity-indexed universal life and annuity products. Such options generally have terms of one or two years. The Company has procedures in place to economically match option purchases to policy liabilities. Contracts outstanding at December 31 were as follows:

                                                       2005           2004
                                                  -------------- --------------
                                                           Fair           Fair
                                                  Notional Value Notional Value
                                                  -------- ----- -------- -----
                                                          (In Millions)
Calls:
   One-year (or less) contracts..................     $310   $10     $100    $6
   Two-year contracts............................       32     3       13     1

11.5 Futures

The Company purchases and sells short futures (treasury note and U.S. long bond) to offset interest rate exposures on certain bonds purchased for the trading portfolio. All such positions are closed out each quarter-end with mark to market adjustments recognized currently in earnings.

12. Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" ("FASB 107") requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. In the measurement of the fair value of certain of the financial instruments, where quoted market prices were not available, other valuation techniques were utilized. These fair value estimates are derived using internally developed valuation methodologies based on available and observable market information.

                    American General Life Insurance Company

Carrying amounts and fair values for certain of the Company's financial instruments at December 31 are presented below.

                                               2005               2004
                                         ---------------- ---------------------
                                          Fair   Carrying    Fair     Carrying
                                          Value   Amount    Value      Amount
                                         ------- -------- ---------- ----------
                                                          (Restated) (Restated)
                                                     (In Millions)
Assets
Fixed maturity and equity securities.... $50,739 $50,739   $49,527    $49,527
Mortgage loans on real estate...........   4,841   3,694     3,532      3,325
Policy loans............................   1,823   1,775     1,777      1,731
Short-term investments..................      84      84        63         63
Derivative assets.......................      13      13        11         11
Partnerships............................   2,590   2,590     2,088      2,088
Separate account seed money.............      67      67        41         41
Investment in ultimate Parent Company...      55      55        53         53
Notes receivable from affiliates........     754     754       598        598
Securities lending collateral...........   9,743   9,743     9,286      9,286
Assets held in separate accounts........  27,163  27,163    25,537     25,537

Liabilities
Investment contracts....................  32,512  34,556    30,792     33,591
Dividend accumulations..................     898     898       904        904
Derivative liabilities..................      66      66        58         58
Securities lending payable..............   9,743   9,743     9,286      9,286
Liabilities related to separate accounts  27,163  27,163    25,537     25,537

The following methods and assumptions were used to estimate the fair value of financial instruments:

Fixed Maturity and Equity Securities

Fair value for fixed maturity securities was based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the Company estimated fair value using internally prepared valuations (including those based on estimates of future profitability). Otherwise, the Company used its most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities.

                    American General Life Insurance Company

Fair values for equity securities was based upon quoted market prices.

Mortgage Loans on Real Estate

Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

Policy Loans

Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions incorporating market rates.

Investment in Ultimate Parent Company

The fair value of the investment in the ultimate Parent Company is based on quoted market prices of AIG common stock.

Assets and Liabilities Related to Separate Accounts

The fair value of Separate Account assets and liabilities was based on quoted net asset value per share of the underlying mutual funds held in separate accounts.

Derivative Financial Instruments

Fair values for derivative assets and liabilities were based upon quoted market prices received from AIG Financial Products Corp, an affiliated financial products company, and independent sources.

Investment Contracts

Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

Notes Receivable from Affiliates

Fair values of promissory notes and asset backed notes from affiliates were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of investments.

                    American General Life Insurance Company

Partnerships

Fair value of partnerships is based upon the fair value of the net assets of these investments as determined by the general partners.

Separate Account Seed Money

Fair value is considered to be the market value of the underlying securities.

13. Commitments and Contingencies

The Company has various leases, substantially all of which are for office space and facilities. Rentals under financing leases, contingent rentals, and future minimum rental commitments and rental expense under operating leases are not material.

The Company is party to various other lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

The Company had $650.1 million of unfunded commitments for its investments in limited partnerships at December 31, 2005.

All fifty states have laws requiring solvent life insurance companies to pay assessments to protect the interests of policyholders of insolvent life insurance and annuity companies. The Company recognizes a liability for insurance-related assessments when all of the following three conditions have been met: (i) an assessment has been imposed or information available prior to the issuance of financial statements indicates it is probable that an assessment will be imposed, (ii) the event obligating the Company to pay an imposed or probable assessment occurred on or before the date of the financial statements and (iii) the amount of the assessment can be reasonably estimated. The December 31, 2005 liability was estimated by the Company using the latest information available from the National Organization of Life and Health Insurance

                    American General Life Insurance Company

Guaranty Associations. The liability is not material to the Company's consolidated statement of position. While it is not possible to exactly estimate the portion of the industry assessments for which the Company will be responsible, it is expected that any difference between the estimated assessments and the actual assessments will not be material to the Company's consolidated results of operations and financial position. Although the amount accrued represents the Company's best estimate of its liability, this estimate may change in the future.

On November 1, 2002, the Company and various affiliates entered into a one-year inter-affiliate credit facility (the "facility"), under which the Company commits to make loans to AIG in amounts aggregating to not more than $90.0 million. Such loans may take the form of variable rate loans that pay the higher of the federal funds rate plus 0.5 percent or the prime rate, or fixed rate loans that pay LIBOR plus a specific margin. AIG has the option, at the commitment termination date to convert any outstanding loan balances to one-year term. After an initial one-year extension, effective October 29, 2004, the facility was amended to extend the commitment termination date to October 28, 2005. The Company has received annual facility fees of 0.045%. However, effective as of October 29, 2004, the facility fee was changed to 0.040%. Effective October 28, 2005, the commitment was amended to extend the termination date to October 27, 2006. No loans were funded during 2005 or 2004.

AGL owns interests in certain limited liability companies (LLCs) which invested in six coal synthetic fuel production facilities. The sale of coal synthetic fuel produced by these six facilities generated income tax credits. Since acquiring the facilities, AGL has recognized approximately $447 million of synfuel tax credits through December 31, 2005. One of the conditions a taxpayer must meet to qualify for coal synfuel tax credits is that the synfuel production facility must have been "placed in service" before July 1, 1998. On July 1, 2005, Internal Revenue Service (IRS) field agents issued notices of proposed adjustment to the LLCs proposing to disallow all of the credits taken by the LLCs during the years 2001 through 2003. The IRS field agents subsequently conceded that one of the facilities was timely placed in service, but contended that none of the other underlying production facilities were placed in service by the statutory deadline. On October 3, 2005, IRS field agents issued 60-day letters to the LLCs proposing to disallow the tax credits taken with respect to synfuel sales by the remaining five production facilities. By letters dated February 17, 2006, the IRS field agents have advised the LLCs that all six production facilities were placed in service before July 1, 1998 and that they will withdraw the 60-day letters issued to the LLCs.

                    American General Life Insurance Company

Tax credits generated from the production and sale of synthetic fuel under section 29 of the Internal Revenue Code are subject to an annual phase-out provision that is based on the average wellhead price of domestic crude oil. The price range within which the tax credits are phased-out was originally established in 1980 and is adjusted annually for inflation. Depending on the price of domestic crude oil for a particular year, all or a portion of the tax credits generated in that year might be eliminated. Although AGL cannot predict the future price of domestic crude oil for the years 2006 and 2007 (the final years the tax credits are available), AGL does not expect the phase-out provision to affect tax credits generated in 2005. AIG has also entered into hedges designed to mitigate a portion of its future exposure to a sustained high price of oil. However, no assurance can be given as to the effectiveness of the hedging in actually reducing such exposure or whether such hedging will continue.

During 1997 and 1998, the Company participated in a workers' compensation underwriting pool with a third party insurance company. Both companies share equally in the pool. Collectively, the workers' compensation business is assumed from over 50 ceding companies and retro-ceded to 15 programs. The business covers risks primarily from the 1997 and 1998 underwriting years but also includes risk from the 1996 underwriting year.

Net premiums and losses retained by the Company, after retro-cessions to various quota share reinsurers, are 100% retro-ceded to another AIG subsidiary, American General Assurance Company ("AGAC"). Under the agreement with AGAC, the company remains liable for any credit losses arising from uncollectible amounts from the third party reinsurers, including the Company's 50% pool participant. During 2005 and 2004, the Company recorded charges of $0.0 million and $20.7 million, respectively, related to such uncollectible amounts. Reinsurance recoverables included in these financial statements related to the workers' compensation business were $58.8 million and $62.0 million at December 31, 2005 and 2004, respectively. While not included in these financial statements, the Company is contingently liable for losses incurred by its 50% pool participant should that third party become insolvent or otherwise unable to meet its obligations under the pool agreement.

On February 9, 2006, AIG announced that it has reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolve outstanding litigation filed by the SEC, NYAG and DOI against AIG and conclude negotiations with these authorities and the DOJ in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company

                    American General Life Insurance Company
will need to obtain permission from the SEC to continue to provide its variable annuities and variable universal life products. While the SEC has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted. Accordingly, no assurance can be given that any further changes in circumstances for AIG will not impact the Company.

Various federal, state and other regulatory agencies are reviewing certain transactions and practices of the Company and its affiliates in connection with industry-wide and other inquiries. In the opinion of the Company's management, based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

                    American General Life Insurance Company

14. Reinsurance

Reinsurance transactions for the years ended December 31, 2005, 2004 and 2003 were as follows:

                                                                                            Percentage
                                                     Ceded to    Assumed From               of Amount
                                                       Other        Other                    Assumed
                                      Gross Amount   Companies    Companies     Net Amount    to Net
                                      ------------ ------------  ------------  ------------ ----------
                                                         (In Thousands)
December 31, 2005
Life insurance in force.............. $502,899,091 $408,690,675    $3,081,688  $ 97,290,104       3.17%
                                      ============ ============    ==========  ============
Premiums:
   Life insurance and annuities......    3,200,493      456,696        14,397     2,758,194       0.52%
   Accident and health insurance.....       25,590        2,926         1,927        24,591       7.84%
                                      ------------ ------------    ----------  ------------
Total premiums....................... $  3,226,083 $    459,622    $   16,324  $  2,782,785       0.59%
                                      ============ ============    ==========  ============
December 31, 2004
Life insurance in force.............. $410,133,222 $314,611,320    $2,814,650  $ 98,336,552       2.86%
                                      ============ ============    ==========  ============
Premiums:
   Life insurance and annuities......    2,903,136      395,625         9,307     2,516,818       0.37%
   Accident and health insurance.....       25,374        2,999         1,129        23,504       4.80%
                                      ------------ ------------    ----------  ------------
Total premiums....................... $  2,928,510 $    398,624    $   10,436  $  2,540,322       0.41%
                                      ============ ============    ==========  ============
December 31, 2003
Life insurance in force.............. $314,862,729 $211,992,953    $2,628,269  $105,498,045       2.49%
                                      ============ ============    ==========  ============
Premiums:
   Life insurance and annuities......    2,638,355      305,828         6,641     2,339,168       0.28%
   Accident and health insurance.....       24,827       (6,252)       (7,296)       23,783     -30.68%
                                      ------------ ------------    ----------  ------------
Total premiums....................... $  2,663,182 $    299,576    $     (655) $  2,362,951      -0.04%
                                      ============ ============    ==========  ============

Reinsurance recoverable on paid losses was approximately $44.7 million, and $47.5 million, at December 31, 2005 and 2004, respectively. Reinsurance recoverable on unpaid losses was approximately $114.5 million, and $77.7 million at December 31, 2005 and 2004, respectively.

                    American General Life Insurance Company

In December 2002, the Company entered into a coinsured/modified coinsurance agreement with AIG Life Insurance Company of Bermuda ("AIGB"). The agreement has an effective date of March 1, 2002. Under the agreement, AIGB reinsures 100% quota share of the Company's liability on virtually all level term and universal life products issued by the Company with issue dates on or after March 1, 2002. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge.

15. Shareholder's Equity

The Company has 8,500 shares of $100 par value cumulative preferred stock authorized and outstanding with an $80 dividend rate, redeemable at $1,000 per share after December 31, 2000. The Company's stock is held by its immediate parent, AGC Life.

The Company paid $440 million, $300 million and $0 million in dividends on common stock to the Parent Company in 2005, 2004 and 2003, respectively. The Company also paid $680,000 in dividends on preferred stock to the Parent Company in 2005, 2004 and 2003.

The Company and its insurance subsidiaries are restricted by state insurance laws as to the amounts they may pay as dividends without prior approval from their respective state insurance departments. At December 31, 2005, approximately $9.6 billion of consolidated shareholder's equity represents net assets of the Company, which cannot be transferred, in the form of dividends, loans, or advances to the Parent Company. Approximately $4.3 billion of consolidated shareholder's equity is similarly restricted as to transfer from its subsidiaries to the Company.

Generally, the net assets of the Company's subsidiaries available for transfer to the Parent are limited to the amounts that the subsidiaries' net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payments of such amounts as dividends may be subject to approval by regulatory authorities and are generally limited to the greater of 10 percent of policyholders' surplus or the previous year's statutory net gain from operations.

                    American General Life Insurance Company

16. Division Operations

16.1 Nature of Operations

The Company manages its business operation through two divisions, which are based on products and services offered.

Retirement Services

The Retirement Services Division, which primarily relates to the operation of VALIC, a wholly owned subsidiary of the Company, provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of educational, health care, public sector, and other not-for-profit organizations marketed nationwide through exclusive sales representatives.

Life Insurance

The Life Insurance division provides traditional, interest-sensitive, and variable life insurance and annuities to a broad spectrum of customers through multiple distribution channels focused on specific market segments.

16.2 Division Results

Results of each division exclude net realized investment gains.

Division earnings information was as follows:

                                     Revenues                   Income Before Taxes                  Earnings
                          ------------------------------  ------------------------------  ------------------------------
                           2005      2004        2003      2005      2004        2003      2005      2004        2003
                          ------  ----------  ----------  ------  ----------  ----------  ------  ----------  ----------
                                  (Restated)  (Restated)          (Restated)  (Restated)          (Restated)  (Restated)
                                                                   (In Millions)
Retirement Services...... $2,571      $2,464      $2,188  $1,110      $1,043      $  781  $  758      $  698        $523
Life Insurance...........  4,161       3,850       3,488     547         488         419     500         401         385
                          ------      ------      ------  ------      ------      ------  ------      ------        ----
Total divisions..........  6,732       6,314       5,676   1,657       1,531       1,200   1,258       1,099         908
Realized investment
gains (losses)...........    (53)        (63)        (28)    (53)        (63)        (28)    (34)        (41)        (18)
                          ------      ------      ------  ------      ------      ------  ------      ------        ----
Total consolidated....... $6,679      $6,251      $5,648  $1,604      $1,468      $1,172  $1,224      $1,058        $890
                          ======      ======      ======  ======      ======      ======  ======      ======        ====

                    American General Life Insurance Company

16.2 Division Results (continued)

Division balance sheet information was as follows:

                                            Assets           Liabilities
                                      ------------------- ------------------
                                                   December 31
                                      --------------------------------------
                                        2005      2004     2005      2004
                                      -------- ---------- ------- ----------
                                               (Restated)         (Restated)
                                                  (In Millions)
Retirement Services.................. $ 70,603  $68,087   $65,608  $63,087
Life Insurance.......................   32,811   30,214    27,391   25,060
                                      --------  -------   -------  -------
Total consolidated................... $103,414  $98,301   $92,999  $88,147
                                      ========  =======   =======  =======

17. Restatement of Previously Issued Financial Statements

In February 2005, AIG's management initiated an internal review of AIG's books and records. As a result of the internal review, AIG concluded that the accounting for certain transactions needed to be restated in its 2004 Annual Report on Form 10-K. In November 2005, AIG announced that it had identified additional items that would require restatement. The Company had activity in certain of the transaction types identified for accounting restatement. Due to the significance of such items to the Company's net income in the years ended December 31, 2004 and 2003, the Company has restated the consolidated financial statements as of December 31, 2004 and for the years ended December 31, 2004 and 2003. Relevant disclosures have been restated in footnotes 2, 3, 4, 8, 11, 12 and 16 due to the effects of the restatements discussed below. The following provides detail of the significant accounting adjustments included in the restatement of the Company's consolidated financial statements.

Dollar Roll Transactions. The Company enters into dollar roll transactions with third parties designed to enhance the return on the Company's mortgage-backed securities ("MBS") portfolio. In a dollar roll transaction, the Company agrees to sell a pool of MBSs and simultaneously agrees to repurchase substantially the same securities at a later date, typically in one month. The

                    American General Life Insurance Company

Company had previously accounted for these transactions as collateralized financings under SFAS 140. Even though the Company had received collateral sufficient to fund substantially all of the cost of purchasing identical replacement securities at the time of transfer, the Company was not fully protected during the term of the contract to replace the asset in the event that the transferee defaulted. Accordingly, the Company should not have accounted for these transactions as financings, but rather as derivatives with mark-to-market changes reflected in earnings.

Accounting for Derivatives. The Company enters into derivative contracts principally to hedge interest rate risk and foreign currency risk associated with certain investment securities and to hedge the index-based exposures inherent in the Company's equity-indexed annuity and universal life products. Such derivative transactions include interest rate swaps, cross currency swaps and S&P Index options which are generally executed through an affiliated counterparty. Statement of Financial Accounting Standards No. 133 "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133") requires that derivatives used for hedging must be executed with an outside third party and documented contemporaneously to qualify for hedge accounting treatment. The Company has determined that in many cases its derivatives did not meet these hedging requirements. As a result, the accompanying consolidated financial statements have been restated to reclassify changes in fair value of derivatives from other comprehensive income to net realized investment gains (losses). The Company continues to believe that such hedging activities have been and remain economically effective.

Accounting for Limited Partnerships. In its previously issued consolidated financial statements for the year ended December 31, 2004, the Company recorded a correction to properly reflect its ownership in certain limited partnerships, which included an entry to the statement of income to record the cumulative amount of equity in earnings that had not been recorded in prior years. The accompanying consolidated financial statements have been restated to include the equity in earnings from these partnerships for the years ended December 31, 2004 and 2003 in the respective year's statement of income, and to record other miscellaneous corrections to accounting for various partnerships, including a mark-to-market adjustment on limited partnerships accounted for under the cost method.

Term Insurance Reserves and Deferred Acquisition Costs ("DAC"). In 2004, the Company converted its term policies, written primarily in 2003 and 2004, to a new administrative system. During the conversion, the Company determined that certain errors existed in the mortality factors used in its reserve calculations and that certain deferrable agent commissions had been erroneously omitted from its DAC calculations during 2003. In its previously issued consolidated financial statements for the year ended December 31, 2004, the Company recorded a correction to

                    American General Life Insurance Company
its recorded reserves and DAC for these matters. The accompanying consolidated financial statements have been restated to include these corrections in the period ended December 31, 2003.

Other Adjustments. Other restatement adjustments include impairments to reflect other-than-temporary declines in the value of certain available-for-sale securities as of the respective balance sheet dates, the release of credit reserves for mortgage loans and accrued interest on debt securities which were determined to be incorrect under GAAP, corrections of errors in reserves and deferred acquisition costs, and other miscellaneous corrections and reclassifications. In addition, corrections to additional paid-in capital related to the incorrect recording of two unrelated capital transactions, primarily occurring prior to 2003, were made as part of the restatement.

The effect of all accounting restatement adjustments on the Company's consolidated statements of income was as follows:

                                                        Increase (Decrease) for
                                                           Years Ended and at
                                                               December 31,
                                                        ---------------------
                                                            2004         2003
                                                        ------------   -------
                                                              (in millions)
Pretax income before cumulative effect of
  accounting change:
   Dollar roll transactions............................         $ 15     $ (87)
   Derivatives.........................................          (35)      (50)
   Limited partnerships................................           33       (10)
   Term reserves and DAC...............................          (32)       32
   Other...............................................          (18)       (1)
                                                        ------------   -------
       Total effect on pretax income before
         cumulative effect of accounting change........         $(37)    $(116)
                                                        ============   =======
Net income:
   Dollar roll transactions............................         $ 10     $ (56)
   Derivatives.........................................          (23)      (33)
   Limited partnerships................................           21        (7)
   Term reserves and DAC...............................          (21)       21
   Other...............................................          (17)        3
                                                        ------------   -------
       Total effect on net income......................         $(30)    $ (72)
                                                        ============   =======

                    American General Life Insurance Company

A summary of the restatement adjustments and their effect on line items in the consolidated financial statements is as follows:

As of and for the year ended December 31, 2004:

                                                             As previously
                                                               reported      Adjustments   As restated
                                                             -------------  -------------  -----------
                                                                            (In millions)
Consolidated Balance Sheet
--------------------------
   Fixed maturity securities, available for sale............       $49,436           $  3      $49,439
   Mortgage loans on real estate............................         3,325             --        3,325
   Partnerships.............................................         2,092             (4)       2,088
   Accounts receivable......................................         1,108            (10)       1,098
   Deferred policy acquisition costs/cost of insurance
     purchased..............................................         3,617             (4)       3,613
   Total assets.............................................        98,316            (15)      98,301
   Future policy benefits...................................         9,156             (3)       9,153
   Policyholder contract deposits...........................        38,439             11       38,450
   Federal income taxes.....................................         1,443              4        1,447
   Other liabilities........................................         1,256            (11)       1,245
   Total liabilities........................................        88,146              1       88,147
   Additional paid-in capital...............................         3,624             (5)       3,619
   Accumulated other comprehensive income...................         1,399             45        1,444
   Retained earnings........................................         5,038            (56)       4,982
   Total shareholder's equity...............................        10,068            (16)      10,052
   Total liabilities and shareholder's equity...............        98,316            (15)      98,301

Consolidated Statement of Income
--------------------------------
   Net investment income....................................         3,557            (72)       3,485
   Net realized investment gains (losses)...................          (158)            95          (63)
   Other revenues...........................................           289             --          289
   Policyholder benefits....................................         1,626             25        1,651
   Operating costs and expenses.............................         1,035             34        1,069
   Pretax income before cumulative effect of accounting
     change.................................................         1,504            (36)       1,468
   Income tax expense.......................................           399             (7)         392
   Net income (loss)........................................         1,089            (30)       1,059

                    American General Life Insurance Company

As of and for the year ended December 31, 2004:

                                                             As previously
                                                               reported      Adjustments   As restated
                                                             -------------  -------------  -----------
                                                                            (In millions)
Consolidated Statement of Shareholder's Equity
----------------------------------------------
   Additional paid-in capital...............................
       Beginning balance....................................      $  3,507           $ (3)    $  3,504
       Capital contribution from Parent.....................           117             (2)         115
       Ending balance.......................................         3,624             (5)       3,619
   Accumulated comprehensive income.........................
       Beginning balance....................................         1,098             19        1,117
       Other comprehensive income...........................           301             26          327
       Ending balance.......................................         1,399             45        1,444
   Retained earnings........................................
       Beginning balance....................................         4,250            (26)       4,224
       Net income...........................................         1,089            (30)       1,059
       Ending balance.......................................         5,038            (56)       4,982
   Total shareholder's equity...............................        10,068            (16)      10,052

Consolidated Statement of Cash Flows
------------------------------------
   Net income...............................................         1,089            (30)       1,059
   Interest credited to policyholders.......................         2,064              3        2,067
   Change in accounts receivable............................           (85)            10          (75)
   Change in future policy benefits and other policy claims.        (1,018)            11       (1,007)
   Amortization of policy acquisition costs and cost of
     insurance purchased....................................           311              9          320
   Policy acquisition costs deferred........................          (758)            26         (732)
   Provision for deferred income tax expense................           256             (5)         251
   Accounts payable to brokers..............................           (73)            73           --
   Realized investment losses (gains).......................           158            (95)          63
   Other, net...............................................           (10)            75           65
   Net cash provided by operating activities................         2,393             77        2,470
   Purchases of fixed maturities and equity securities......       (27,374)           (17)     (27,391)
   Sales of fixed maturities and equity securities..........        27,002            (59)      26,943
   Change in securities lending collateral..................            --              5            5
   Net cash used in investing activities....................        (4,285)           (70)      (4,355)
   Capital contribution from Parent.........................           117             (2)         115
   Change in securities lending payable.....................            --             (5)          (5)
   Net cash provided by financing activities................         1,852             (7)       1,845

                    American General Life Insurance Company

As of and for the year ended December 31, 2003:

                                                             As previously
                                                               reported      Adjustments   As restated
                                                             -------------  -------------  -----------
                                                                            (In millions)
Consolidated Statement of Income
--------------------------------
   Premiums and other considerations........................        $2,404          $ (41)      $2,363
   Net investment income....................................         3,289           (149)       3,140
   Realized investment gains (losses).......................           (57)            29          (28)
   Other revenues...........................................           176             (3)         173
   Policyholder benefits....................................         1,545             (6)       1,539
   Operating costs and expenses.............................           940            (43)         897
   Pretax income before cumulative effect of accounting
     change.................................................         1,288           (116)       1,172
   Income tax expense.......................................           327            (44)         283
   Net income (loss)........................................           962            (72)         890

Consolidated Statement of Shareholder's Equity
----------------------------------------------
   Additional paid-in capital...............................
       Beginning balance....................................         3,167             (4)       3,163
       Capital contribution from parent.....................           340              1          341
       Ending balance.......................................         3,507             (3)       3,504
   Accumulated comprehensive income.........................
       Beginning balance....................................           736            (59)         677
       Other comprehensive income...........................           361             79          440
       Ending balance.......................................         1,098             19        1,117
   Retained earnings........................................
       Beginning balance....................................         3,289             46        3,335
       Net income...........................................           962            (72)         890
       Ending balance.......................................         4,250            (26)       4,224
   Total shareholder's equity...............................         8,862            (10)       8,852

                    American General Life Insurance Company

As of and for the year ended December 31, 2003:

                                                                As previously
                                                                  reported      Adjustments   As restated
                                                                -------------  -------------  -----------
                                                                               (In millions)
Consolidated Statement of Cash Flows
------------------------------------
   Net income..................................................      $    962          $ (72)    $    890
   Interest credited to policyholders..........................         2,039              4        2,043
   Change in future policy benefits and other policy claims....           216             (9)         207
   Amortization of policy acquisition costs and cost of
     insurance purchased.......................................           311            (23)         288
   Policy acquisition costs deferred...........................          (584)           (19)        (603)
   Provision for deferred income tax expense...................           268            (46)         222
   Accounts payable to brokers.................................          (614)           614           --
   Realized investment (gains) losses..........................           315            (29)         286
   Other, net..................................................           522            192          714
   Net cash provided by operating activities...................         3,952            612        4,564
   Purchase of fixed maturities and equity securities..........       (34,541)          (614)     (35,155)
   Change in securities lending collateral.....................            --              1            1
   Net cash used in investing activities.......................        (5,294)          (613)      (5,907)
   Capital contribution from parent............................           340              1          341
   Change in securities lending payable........................            --             (1)          (1)
   Net cash provided by financing activities...................         1,545              1        1,546

                         AMERICAN HOME ASSURANCE COMPANY

                                NAIC CODE: 19380

                      STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                         AMERICAN HOME ASSURANCE COMPANY

                      STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                TABLE OF CONTENTS

Report of Independent Auditors ..............................   2
Statements of Admitted Assets................................   3
Statements of Liabilities, Capital and Surplus...............   4
Statements of Income and Changes in Capital and Surplus......   5
Statements of Cash Flow......................................   6
Notes to Statutory Basis Financial Statements................   7

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of American Home Assurance Company;

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company (the "Company") as of December 31, 2005 and 2004, and the related statutory statements of income and changes in capital and surplus, and of cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2005 and 2004, or the results of its operations or its cash flow for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Notes 1 and 2 to the financial statements.

PricewaterhouseCoopers LLP

New York, NY
April 27, 2006

                         AMERICAN HOME ASSURANCE COMPANY

                          STATEMENTS OF ADMITTED ASSETS

                                 STATUTORY BASIS

                        AS OF DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

AS OF DECEMBER 31,                                                                            2005         2004
------------------                                                                        -----------   -----------
Cash and Invested Assets:
   Bonds, principally at amortized cost (NAIC Market value: 2005 - $9,798,011;
      2004 - $8,209,551)                                                                  $ 9,663,980   $ 7,994,584
   Stocks:
   Common stocks, at NAIC market value (Cost: 2005 - $1,575,107;
      2004 - $1,374,734)                                                                    3,190,583     2,923,431
   Non-redeemable preferred stocks, at NAIC market value (Cost: 2005 - $539,993;
      2004 - $436,573)                                                                        542,438       457,594
   Other invested assets, primarily at equity (Cost: 2005 - $2,109,071; 2004 -
      $1,755,421)                                                                           2,261,269     1,822,492
   Securities lending collateral                                                              295,591       125,900
   Short-term investments, at amortized cost (approximates NAIC market value)                  95,534        18,537
   Cash                                                                                        22,494        70,458
   Receivable for securities                                                                  164,069        99,399
                                                                                          -----------   -----------
      TOTAL CASH AND INVESTED ASSETS                                                       16,235,958    13,512,395
                                                                                          -----------   -----------

Investment income due and accrued                                                             234,067       153,754
Agents' balances or uncollected premiums:
   Premiums in course of collection                                                           823,180       614,120
   Premiums and installments booked but deferred and not yet due                            1,383,624     1,152,479
   Accrued retrospective premiums                                                              27,758         7,717
Amounts billed and receivable from high deductible policies                                   315,772       367,174
Reinsurance recoverable on loss payments                                                      399,204       245,992
Funds held by or deposited with reinsurers                                                     23,948       161,437
Deposit accounting assets                                                                   1,336,343     1,638,716
Deposit accounting assets - funds held                                                        432,987       424,685
Federal and foreign income taxes recoverable from parent                                      794,462       575,690
Net deferred tax assets                                                                       308,507       322,785
Equities in underwriting pools and associations                                               577,679       498,433
Electronic data processing equipment, less accumulated depreciation                            93,882        90,770
Receivable from parent, subsidiaries and affiliates                                         1,640,093       430,318
Other admitted assets                                                                         178,400       371,907
                                                                                          -----------   -----------
      TOTAL ADMITTED ASSETS                                                               $24,805,864   $20,568,372
                                                                                          ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS

                                 STATUTORY BASIS

                        AS OF DECEMBER 31, 2005 AND 2004

                    (000'S OMITTED EXCEPT SHARE INFORMATION)

AS OF DECEMBER 31,                                                   2005          2004
------------------                                               -----------   -----------
                         Liabilities

Reserves for losses and loss adjustment expenses                 $11,620,078   $ 9,357,799
Unearned premiums                                                  4,334,485     4,136,808
Commissions, premium taxes, and other expenses payable               118,273       140,332
Reinsurance payable on paid loss and loss adjustment expenses        145,544       259,375
Funds held by company under reinsurance treaties                     255,848       261,469
Provision for reinsurance                                            210,152       376,738
Ceded reinsurance premiums payable, net of ceding commissions        431,565        74,708
Amounts withheld or retained by company for account of others         31,331        41,058
Payable to parent, subsidiaries and affiliates                        33,968       346,919
Policyholder funds on deposit                                         12,578        20,862
Loss clearing                                                         13,610         8,665
Liability for pension and severance pay                                4,945         4,882
Retroactive reinsurance reserves - assumed                            32,893        10,677
Retroactive reinsurance reserves - ceded                             (65,044)      (81,536)
Deposit accounting liabilities                                       486,910       465,475
Deposit accounting liabilities - funds held                        1,006,426     1,089,396
Securities lending payable                                           295,591       125,900
Collateral deposit liability                                         505,755       458,938
Other liabilities                                                    281,304       130,566
                                                                 -----------   -----------
   TOTAL LIABILITIES                                              19,756,213    17,229,032
                                                                 -----------   -----------

                     Capital and Surplus

Common capital stock, $15.00 par value, 1,758,158 shares
   authorized, 1,695,054 shares issued and outstanding                25,426        25,426
Capital in excess of par value                                     2,779,526       702,746
Unassigned surplus                                                 2,176,592     2,529,590
Special surplus funds from retroactive reinsurance                    68,107        81,578
                                                                 -----------   -----------
   TOTAL CAPITAL AND SURPLUS                                       5,049,651     3,339,340
                                                                 -----------   -----------
   TOTAL LIABILITIES, CAPITAL, AND SURPLUS                       $24,805,864   $20,568,372
                                                                 ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

             STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS

                                 STATUTORY BASIS

                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                    2005         2004
--------------------------------                                -----------   ----------
                     Statements of Income

Underwriting Income:
  Premiums earned                                               $ 7,045,820   $6,522,744
                                                                -----------   ----------
Underwriting Deductions:
  Losses incurred                                                 5,406,410    4,766,133
  Loss adjustment expenses incurred                               1,098,644      730,780
  Other underwriting expenses incurred                            1,584,477    1,424,929
                                                                -----------   ----------
Total Underwriting Deductions                                     8,089,531    6,921,842
                                                                -----------   ----------
NET UNDERWRITING LOSS                                            (1,043,711)    (399,097)
                                                                -----------   ----------
Investment Income:
  Net investment income earned                                      630,678      419,418
  Net realized capital gains (net of capital gains taxes:
    2005 - $20,492; 2004- $13,604)                                   38,055       25,265
                                                                -----------   ----------
NET INVESTMENT GAIN                                                 668,733      444,683
                                                                -----------   ----------
Net loss from agents' or premium balances charged-off              (145,742)     (42,783)
Other gain                                                           91,947       37,322
                                                                -----------   ----------
NET INCOME (LOSS) AFTER CAPITAL GAINS TAXES AND BEFORE
   FEDERAL INCOME TAXES                                            (428,773)      40,125
Federal income tax (benefit) expense                               (243,047)      86,311
                                                                -----------   ----------
    NET LOSS                                                    $  (185,726)  $  (46,187)
                                                                ===========   ==========

                Changes in Capital and Surplus

Capital and Surplus, as of December 31, Previous Year           $ 3,339,340   $3,621,899
  Adjustment to beginning surplus                                  (211,984)    (588,401)
                                                                -----------   ----------
CAPITAL AND SURPLUS, AS OF JANUARY 1,                             3,127,356    3,033,498
                                                                -----------   ----------
Changes in Capital and Surplus:
  Net loss                                                         (185,726)     (46,187)
  Change in net unrealized capital gains [net of capital
     gains taxes: 2005 - $13,354; 2004 - ($92,280)]                 164,444      268,660
  Change in net deferred income tax                                 112,728      455,352
  Change in non-admitted assets                                    (322,775)    (345,908)
  Change in provision for reinsurance                               166,585       (7,795)
  Paid in capital and surplus                                     2,076,780      157,948
  Cash dividends to stockholder                                     (31,732)     (63,464)
  Other surplus adjustments                                               -     (149,132)
  Foreign exchange translation                                      (58,009)      36,367
                                                                -----------   ----------
    TOTAL CHANGES IN CAPITAL AND SURPLUS                          1,922,296      305,842
                                                                -----------   ----------
CAPITAL AND SURPLUS, DECEMBER 31,                               $ 5,049,651   $3,339,340
                                                                ===========   ==========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                             STATEMENTS OF CASH FLOW

                                 STATUTORY BASIS

                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                  2005          2004
--------------------------------                              -----------   -----------
                    Cash From Operations

Premiums collected, net of reinsurance                        $ 7,143,463   $ 7,080,889
Net investment income                                             604,156       436,057
Miscellaneous income                                              (53,776)       (4,928)
                                                              -----------   -----------
   SUB-TOTAL                                                    7,693,843     7,512,017
                                                              -----------   -----------
Benefit and loss related payments                               3,809,181        13,777
Commission and other expense paid                               2,171,077     1,930,945
Dividends paid to policyholders                                       878           601
Change in federal and foreign income taxes                         (3,783)      618,202
                                                              -----------   -----------
   NET CASH FROM OPERATIONS                                     1,716,490     4,948,492
                                                              -----------   -----------
                   Cash From Investments

Proceeds from investments sold, matured, or repaid
   Bonds                                                        4,129,223     3,286,111
   Stocks                                                       2,795,546     2,427,404
   Other                                                        3,042,793     4,128,503
                                                              -----------   -----------
   TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID     9,967,562     9,842,018
                                                              -----------   -----------
Cost of Investments Acquired
   Bonds                                                        5,803,573     5,267,295
   Stocks                                                       3,071,743     2,513,100
   Other                                                        3,630,931     4,462,157
                                                              -----------   -----------
   TOTAL COST OF INVESTMENT ACQUIRED                           12,506,247    12,242,551
                                                              -----------   -----------
   NET CASH (USED IN) INVESTING ACTIVITIES                     (2,538,684)   (2,400,533)
                                                              -----------   -----------
       Cash From Financing and Miscellaneous Sources

Capital and Surplus paid-in, less treasury stock                  750,000       157,948
Dividends to stockholder                                          (47,598)      (63,464)
Net deposit on deposit-type contracts and other insurance        (285,727)     (641,968)
Other                                                             434,553    (2,022,900)
                                                              -----------   -----------
   NET CASH PROVIDED FROM (USED IN) FINANCING ACTIVITIES          851,228    (2,570,384)
                                                              -----------   -----------
   NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                   29,034       (22,425)

Cash and short-term Investments:
   Beginning of year                                               88,995       111,419
                                                              -----------   -----------
   END OF YEAR                                                $   118,028   $    88,995
                                                              ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A.   ORGANIZATION

     The American Home Assurance Company ("AHAC" or the "Company") is a direct wholly-owned subsidiary of the American International Group, Inc. (the "Parent" or "AIG").

     The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability (D&O), difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers, while through AIG's risk finance operation the Company is a leading provider in customized structured products.

     The accompanying financial statements include the Company's U.S. operation and its Japan branch.

     The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker usually has no authority to commit the Company to accept the risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

     The Company has significant transactions with the Parent and affiliates. In addition, the Company participates in an intercompany pooling agreement with certain affiliated companies (see Note 5).

B.   SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

     PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York.

     The Insurance Department of the State of New York recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed practices by the State of New York. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)


     The Insurance Department of the State of New York has adopted the following accounting practices that differ from those found in NAIC SAP; specifically the prescribed practices of (1) discounting workers' compensation reserves on a non-tabular basis; in NAIC SAP, discounting of reserves is not permitted on a non-tabular basis; (2) under NAIC SAP, Electronic Data Processing (EDP) assets are admitted; only applicable software is non-admitted; and, (3) New York regulation 20 reinsurance credits for calculating the provision for unauthorized reinsurance; in NAIC SAP, New York Regulation 20 credits are not permitted.

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of New York is shown below:

     DECEMBER 31,                                 2005         2004
     ------------                              ----------   ----------
     NET LOSS, NEW YORK INSURANCE DEPARTMENT   $ (185,726)  $  (46,187)
     State Practices - (Deduction) Income:
        Non-Tabular Discounting                   (31,431)     (44,160)
                                              ----------   ----------
     NET LOSS, NAIC SAP                        $ (217,157)  $  (90,347)
                                               ==========   ==========
     STATUTORY SURPLUS, NEW YORK INSURANCE
        DEPARTMENT                             $5,049,651   $3,339,340
     State Practices - (Charge) Credit:
        Non-Tabular Discounting                  (212,605)    (181,174)
        EDP equipment and software                (93,881)     (90,731)
        Reinsurance Credits                      (208,499)    (192,015)
                                               ----------   ----------
     STATUTORY SURPLUS, NAIC SAP               $4,534,666   $2,875,420
                                               ==========   ==========

     In addition to the aforementioned matters, the Commissioner has permitted the Company to utilize the independent audit of the Company's Parent (the consolidated upstream holding company) to support the requirement for audited U.S. GAAP equity of the investments in non insurance and foreign insurance entities. The Commissioner has also permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in joint ventures, limited partnerships and hedge funds.

     As agreed with the Company's domiciliary state, investments in publicly traded affiliated common stocks are accounted for at the quoted market value less a discount as prescribed by NAIC SAP.

     STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING
     PRINCIPLES:

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("GAAP"). NAIC SAP varies in certain respects from GAAP. A description of these accounting differences is set forth below:

     Under GAAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are restored to surplus;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

     d.   Estimated undeclared dividends to policyholders are accrued;

     e. The reserves for losses and loss adjustment expense (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

     f. Debt and equity securities deemed to be available for sale and trading securities are reported at fair value. The difference between cost and fair value of securities available for sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

     g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

     h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the income statement.

     Under NAIC SAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

     c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

     d.   Declared dividends to policyholders are accrued;

     e. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

     f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 4-6) are reported at lower of cost or market;

     g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

     h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the income statement and surplus is segregated by the ceding entity to the extent of gains realized; and

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

     A summary of the Company's significant statutory accounting practices are as follows:

     USE OF ESTIMATES: The preparation of financial statements in conformity with accounting practices prescribed or permitted by the State of New York requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

     INVESTED ASSETS: The Company's invested assets are accounted for as follows:

     - Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value (as designated by the NAIC Securities Valuation Office).

     - Bonds: Bonds with an NAIC designation of 1 to 3 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 4 to 6 are carried at the lower of amortized cost or the NAIC-designated market value. Bonds that are determined to have an other-than-temporary decline in value are written down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

          Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2005 and 2004, the NAIC market value of the Company's mortgage-backed securities approximated $165,005 and $178,991, respectively. Mortgage-backed securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flows and are valued using the retrospective method. Prepayment assumptions were obtained from broker surveys.

     - Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund are carried at amortized cost. All below investment grade preferred stocks are carried at the lower of amortized cost or NAIC designated market values.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

          Investments in affiliates for which the Company's ownership interest (including ownership interest of the Parent and its subsidiaries) is less than 85.0%, and whose securities are traded on one of the three major U.S. exchanges, are included in common stock at the quoted market value less a discount as prescribed by NAIC SAP. The discount rate is approximately 23.0%. Other investments in affiliates are included in common stocks based on the net worth of the entity.

     - Other Invested Assets: Other invested assets consist primarily of investments in joint venture and partnerships. Joint venture and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are being recorded as unrealized gains or losses. Investments in joint venture and partnerships that are determined to have an other-than-temporary decline in value are written down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss. The intermediate bond mutual fund, owned by AIG, is carried principally at the NAIC designated market value and the unrealized gain or loss reported as unassigned surplus.

     - Derivatives: Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency for the specific amount of another currency at a date in the future. Foreign exchange contracts are entered into in order to manage exposure to changes in the foreign exchange rates related to long-term foreign denominated bonds held by the Company. The contracts are usually one to three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in investment income.

          Options purchased are included in Other Invested Assets on the Company's Statements of Admitted Assets. Options are carried at market value. Options written are reported in Other Liabilities on the Statements of Liabilities, Capital and Surplus. Realized gains or losses on the disposition of options are determined on the basis of specific identification and are included in income.

          Futures are exchange contracts whereby the Company agrees to buy a specific amount of an underlying security (usually an equity index) at a specific price in the future. Throughout the term of the contract, the change in the underlying security's price in the future is calculated each business day, and the gain or loss is transferred in cash to or from the counterparty. When the future position is closed out or expires, a final payment is made. The daily mark-to-market payments are accounted for as realized gains or losses.

          The Company does not use hedge accounting for its derivatives.

          Any change in unrealized gains or losses on options purchased or written are credited or charged to unassigned surplus.

     - Net Investment Gains (Losses): Net investment gains (losses) consists of net investment income earned and realized gains or losses from the disposition of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

     - Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at NAIC designated values, joint venture, partnerships, derivatives, and foreign currency translation are credited or charged to unassigned surplus.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     REVENUE RECOGNITION: Direct written premiums contracts are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

     Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with NAIC Statement on Statutory Accounting Practices (SSAP) No. 66 entitled Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments by using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. In connection therewith, as of December 31, 2005 and 2004, accrued premiums related to the Company's retrospectively rated contracts amounted to $27,758 and $7,717, respectively, net of non-admitted premium balances of $3,084 and $857 respectively.

     Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53 entitled Property and Casualty Contracts - Premiums, the Company records these estimates [commonly known as Earned But Unbilled (EBUB) Premiums] as an adjustment to written premium, and earns these premiums immediately. For premium adjustments that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the EBUB premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

     In accordance with SSAP No. 53, the Company reviews its ultimate losses in respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

     For certain lines of business for which the insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement (commonly referred to as Tail Coverage), which permits the extended reporting of insured events after the termination of the claims made contract. Extended reporting endorsements modify the exposure period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned and loss and LAE liabilities associated with the unreported claims are recognized immediately.

     REINSURANCE: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums have been reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     RETROACTIVE REINSURANCE: Retroactive reinsurance reserves are shown separately in the balance sheet. Gains or losses are recognized in the income statement. Surplus gains are reported as segregated unassigned funds (surplus) until the actual retroactive reinsurance recovered exceeds the consideration paid.

     As agreed with the Company's domiciliary state, the Company analyzed the status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including IBNR) exceeded $100 for compliance with the nine month rule as prescribed in SSAP No. 62, entitled Property and Casualty Reinsurance. Any such treaties for which the documentation required by SSAP No. 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the Domiciliary Insurance Department.

     DEPOSIT ACCOUNTING: All assumed and ceded reinsurance contracts which the Company determines do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions in accordance with SSAP No. 62 and SSAP No. 75 entitled Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance.

     As agreed with the Company's domiciliary state, direct insurance transactions whereby the Company determines there was insufficient risk transfer, other than those where a policy was issued (a) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (b) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (c) in compliance with filed forms, rates and/or rating plans, are recorded as deposit accounting arrangements.

     FOREIGN PROPERTY CASUALTY BUSINESS: As agreed with the Company's domiciliary state, the Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of the American International Underwriters Overseas Association (AIUOA). See Note 5 for a description of AIUOA pooling arrangement and related financial statement presentation.

     COMMISSIONS AND OTHER UNDERWRITING EXPENSES: Commissions, premium taxes, and certain other underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP No. 62, the Company records a liability for reinsurance ceding commissions recorded in excess of acquisition costs. The liability is earned over the terms of the underlying policies.

     RESERVES FOR LOSSES AND LAE: The reserves for losses and LAE, including incurred but not reported (IBNR) losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

     The Company discounts its loss reserves on workers' compensation claims.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves (net of reinsurance) subject to the tabular discounting were $1,671,598 and $1,348,754, as of December 31, 2005 and 2004, respectively. As of December 31, 2005 and 2004, the Company's tabular discount amounted to $184,289 and $143,688, respectively, all of which were applied against the Company's case reserves.

     The calculation of the Company's non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by the Insurance Department of the State of New York. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $1,487,309 and $1,205,066, as of December 31, 2005 and 2004, respectively. As of December 31, 2005 and 2004, the Company's non-tabular discount amounted to $212,605 and $181,174, respectively, all of which were applied against the Company's case reserves.

     FOREIGN EXCHANGE: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Gains and losses resulting from foreign currency transactions are included in income.

     STATUTORY BASIS RESERVES: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

     POLICYHOLDERS' DIVIDENDS: Dividends to policyholders are charged to income as declared.

     CAPITAL AND SURPLUS: Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share.

     NON-ADMITTED ASSETS: Certain assets, principally leasehold improvements, certain overdue agents' balances, prepaid expenses and certain deferred taxes that exceed statutory guidance are designated as Non-admitted Assets and are directly charged to Unassigned Surplus. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2005 and 2004, depreciation and amortization expense amounted to $24,616 and $17,060, respectively.

     RECLASSIFICATIONS: Certain balances contained in the 2004 financial statements have been reclassified to conform with the current year's presentation.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A.   ACCOUNTING ADJUSTMENTS TO 2005 STATUTORY BASIS FINANCIAL STATEMENTS

     During 2005, the Company dedicated significant effort to the resolution of previously identified weaknesses in internal controls over balance sheet reconciliations. As a result of these remediation efforts, management concluded that certain adjustments should be made to the assets, liabilities, net income and unassigned surplus as reported in the Company's 2004 amended Annual Statement. The adjustments resulted in an after tax statutory charge of $211,984. In accordance with SSAP No. 3 entitled Accounting Changes and Correction of Errors, the Company reported the impact to its 2004 and prior unassigned surplus as an adjustment to unassigned surplus as of January 1, 2005.

     CAPITAL AND SURPLUS, AS OF DECEMBER 31, 2004        $3,339,340

     Adjustments to Beginning Capital and Surplus:

       Asset realization                                   (229,448)
       Revenue recognition                                  (65,075)
                                                         ----------
          TOTAL ADJUSTMENTS TO BEGINNING CAPITAL
             AND SURPLUS, BEFORE FEDERAL INCOME TAXES      (294,523)

       Current federal income taxes                          22,311
       Deferred income taxes                                 60,228
                                                         ----------
          TOTAL ADJUSTMENTS TO BEGINNING CAPITAL
             AND SURPLUS, AFTER FEDERAL INCOME TAXES     $ (211,984)
                                                         ----------
     CAPITAL AND SURPLUS, AS OF JANUARY 1, 2005          $3,127,356
                                                         ==========

     An explanation for each of the adjustments for prior period corrections is described below:

     1. ASSET REALIZATION: As a result of the remediation of the internal control weaknesses related to the balance sheet reconciliations, a further review was performed of the Company's allowance for doubtful accounts and other accruals. Based on this review, the Company determined that the allowances related to certain premium receivable, reinsurance recoverable and other asset accounts were not sufficient. The adjustment has established additional allowances for these items.

     2. REVENUE RECOGNITION: As a result of the remediation of the internal control weaknesses related to the Company's revenue recognition policies, a further review was performed by the Company that resulted in revisions to revenues that were recognized in prior periods related to certain long duration environmental insurance contracts.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

B.   ACCOUNTING ADJUSTMENTS TO 2004 STATUTORY BASIS FINANCIAL STATEMENTS

     As a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and certain transactions from January 2000 to May 2005. As part of the internal review, the Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment.

     An agreement was reached with the Company's domiciliary state to re-file its 2004 annual statement using the methodology prescribed under Statements of Statutory Accounting Principles SSAP No. 3. In applying this methodology, the Company has reflected the impact (in the amount of $588,401) to its 2003 and prior unassigned surplus as a prior period correction adjustment to unassigned surplus as of January 1, 2004.

     A reconciliation of the Company's unassigned surplus balance from December 31, 2003 to January 1, 2004, taking into consideration these prior period adjustments, is outlined in the table below:

     TOTAL CAPITAL AND SURPLUS, DECEMBER 31, 2003              $3,621,899

     Adjustments to beginning capital and surplus:

     1. Risk Transfer (Union Excess, Richmond and other)         (431,414)
     2. Coventry                                                  (15,932)
     3. Loss Reserves                                             (74,880)
     4. DBG Analysis                                              (53,316)
     5. Other Adjustments                                         (12,859)
                                                               ----------
     TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS          (588,401)
                                                               ----------
     TOTAL CAPITAL AND SURPLUS, AS OF JANUARY 1, 2004          $3,033,498
                                                               ==========

     The above reconciliation of the Company's unassigned surplus at January 1, 2004 is presented net of income taxes. The Company has evaluated any deferred income taxes arising from these adjustments for admissibility in accordance with NAIC SAP.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     An explanation of each of the accounting adjustments included in the reconciliation above are discussed below:

     1. RISK TRANSFER (UNION EXCESS, RICHMOND AND OTHER): Reinsurance ceded to Union Excess Reinsurance Company, Ltd. (Union Excess), a Barbados-domiciled reinsurer, Richmond Insurance Company, Ltd. (Richmond), a Bermuda-based reinsurance holding company, and some other insurance and reinsurance transactions were adjusted to deposit accounting due to insufficient risk transfer in accordance with SSAP No. 62 and SSAP No. 75.

     2. COVENTRY: Life settlements are designed to assist life insurance policyholders to monetize the existing value of life insurance policies. The Company has determined, in light of new information not available to management of the Company at the time the initial accounting determination was made, that the accounting for these transactions as insurance and reinsurance was a misapplication of statutory accounting and such transactions have been reversed in the Company's financial statements. This adjustment results in AIG's entire investment in life settlements being accounted for as a collateral loan in accordance with SSAP No. 21 entitled Other Admitted Assets.

     3. LOSS RESERVES: The Company determined that the unsupported changes in reserves independently from the actuarial process constituted errors which have been adjusted accordingly.

     4. DOMESTIC BROKERAGE GROUP DBG ANALYSIS: The Company has determined that allowances related to certain premium receivable, reinsurance recoverable and other assets were not sufficient. The adjustment has established additional allowances for these items.

     5. OTHER ADJUSTMENTS: The Company has summarized other miscellaneous adjustments that individually did not have a significant impact on the adjustment of its statutory financial statements.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 3 - INVESTMENTS

The amortized cost and NAIC market values* of the Company's bond investments at December 31, 2005 and 2004 are outlined in the table below:

                                                                                   GROSS        GROSS       NAIC *
                                                                    AMORTIZED   UNREALIZED   UNREALIZED     MARKET
                                                                      COST         GAINS       LOSSES        VALUE
                                                                   ----------   ----------   ----------   ----------
AS OF DECEMBER 31, 2005
   U.S. governments                                                $  339,230    $  1,331      $ 4,491    $  336,070
   All other governments                                            1,030,463       5,491        4,015     1,031,939
   States, territories and possessions                              1,437,180      25,194        4,641     1,457,733
   Political subdivisions of states, territories and possessions    1,971,726      34,761        2,780     2,003,707
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and
   their political subdivisions                                     4,242,687      78,602        6,193     4,315,096
   Public utilities                                                    46,234         634          226        46,642
   Industrial and miscellaneous                                       596,460      13,179        2,815       606,824
                                                                   ----------    --------      -------    ----------
      TOTAL BONDS, AS OF DECEMBER 31, 2005                         $9,663,980    $159,192      $25,161    $9,798,011
                                                                   ==========    ========      =======    ==========
AS OF DECEMBER 31, 2004
   U.S. governments                                                $  409,872    $  2,471      $ 3,542    $  408,801
   All other governments                                              696,857       4,848          377       701,328
   States, territories and possessions                              1,495,488      31,687        2,075     1,525,100
   Political subdivisions of states, territories and possessions    1,218,335      33,096        1,324     1,250,107
   Special revenue and special assessment obligation and all
   non-guaranteed obligations of agencies and authorities and
   their political subdivisions                                     3,642,185     137,274        3,314     3,776,145
   Public utilities                                                    33,300         776           46        34,030
   Industrial and miscellaneous                                       498,547      15,663          170       514,040
                                                                   ----------    --------      -------    ----------
      TOTAL BONDS, AS OF DECEMBER 31, 2004                         $7,994,584    $225,815      $10,848    $8,209,551
                                                                   ==========    ========      =======    ==========

As of December 31, 2005 and 2004, the actual fair market value principally priced by Interactive Data Corporation, a third party rating source, for the above listed securities amounted to $9,818,483 and $8,233,574, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The amortized cost and NAIC market values* of bonds at December 31, 2005 and 2004, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                    2005                        2004
                                         -------------------------   -------------------------
                                          AMORTIZED      NAIC *       AMORTIZED      NAIC *
AS OF DECEMBER 31,                          COST      MARKET VALUE      COST      MARKET VALUE
------------------                       ----------   ------------   ----------   ------------
Due in one year or less                  $  957,757    $  954,751    $  645,776    $  699,528
Due after one year through five years       855,048       857,130       548,675       554,970
Due after five years through ten years    6,253,720     6,338,300     1,695,997     1,715,243
Due after ten years                       1,435,025     1,482,825     4,931,680     5,060,819
Mortgaged-backed securities                 162,430       165,005       172,456       178,991
                                         ----------    ----------    ----------    ----------
   TOTAL BONDS                           $9,663,980    $9,798,011    $7,994,584    $8,209,551
                                         ==========    ==========    ==========    ==========

During 2005 and 2004, proceeds from the sale of the Company's bonds amounted to $3,278,300 and $2,197,876, respectively. During 2005 and 2004, the Company realized gross gains of $31,404 and $15,434, respectively, and gross losses of $17,304 and $20,960, respectively, related to these sales.

During 2005 and 2004, proceeds from the sale of the Company's equity investments amounted to $2,703,032 and $2,307,028, respectively. Gross gains of $132,690 and $121,648 and gross losses of $91,050 and $84,827 were realized on those sales in 2005 and 2004, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The amortized cost and NAIC market values* of the Company's common and preferred stocks at December 31, 2005 and 2004 are set forth in the table below:

                                    DECEMBER 31, 2005                                  DECEMBER 31, 2004
                    ------------------------------------------------   -------------------------------------------------
                                    GROSS       GROSS       NAIC *                     GROSS        GROSS       NAIC *
                     AMORTIZED   UNREALIZED  UNREALIZED     MARKET      AMORTIZED   UNREALIZED   UNREALIZED     MARKET
                       COST         GAINS      LOSSES        VALUE        COST         GAINS       LOSSES        VALUE
                    ----------   ----------  ----------   ----------   ----------   ----------   ----------   ----------
Common Stocks:
   Affiliated       $  602,396   $1,521,619   $ 68,346    $2,055,669   $  638,099   $1,343,104    $ 94,566    $1,886,637
   Non-affiliated      972,712      198,989     36,787     1,134,914      736,635      318,732      18,573     1,036,794
                    ----------   ----------   --------    ----------   ----------   ----------    --------    ----------
      TOTAL         $1,575,108   $1,720,608   $105,133    $3,190,583   $1,374,734   $1,661,836    $113,139    $2,923,431
                    ==========   ==========   ========    ==========   ==========   ==========    ========    ==========
Preferred Stocks:
   Affiliated       $        -   $        -   $      -    $        -   $        -  $         -    $      -    $        -
   Non-affiliated      539,993       10,710      8,758       541,945      436,573       30,312       3,696       463,189
                    ----------   ----------   --------    ----------   ----------   ----------    --------    ----------
      TOTAL         $  539,993   $   10,710   $  8,758    $  541,945   $  436,573   $   30,312    $  3,696    $  463,189
                    ==========   ==========   ========    ==========   ==========   ==========    ========    ==========

The NAIC market value column for preferred stocks in the above table does not agree to the carrying amount in the Company's Statements of Admitted Assets due to the Company's redeemable preferred stocks being carried at amortized, while the Company's perpetual preferred stocks being carried at market value.

As of December 31, 2005 and 2004, the Company held derivative investments of $(572) and $0, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                (000'S OMITTED)


The fair market value together with the aging of the pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2005 and 2004 is set forth in the table below:

                                                                          GREATER
                                            12 MONTHS OR LESS          THAN 12 MONTHS               TOTAL
                                         -----------------------   ---------------------   -----------------------
                                            FAIR      UNREALIZED     FAIR     UNREALIZED      FAIR      UNREALIZED
DESCRIPTION OF SECURITIES                   VALUE       LOSSES       VALUE      LOSSES        VALUE       LOSSES
-------------------------                ----------   ----------   --------   ----------   ----------   ----------
As of December 31, 2005:
   U. S. Governments                     $  263,575     $ 3,780    $ 14,643    $    711    $  278,218    $  4,491
   All Other Governments                    831,441       3,520      19,830         495       851,271       4,015
   States, territories and possessions      368,996       3,419      51,889       1,222       420,885       4,641
   Political subdivisions of states,
   territories and possessions              380,044       2,347      23,929         433       403,973       2,780
   Special revenue                          549,541       4,212      72,215       1,981       621,756       6,193
   Public utilities                          16,300         188       1,661          38        17,961         226
   Industrial and miscellaneous             115,026       2,247      14,784         568       129,810       2,815
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS                            2,524,923      19,713     198,951       5,448     2,723,874      25,161
   Common Stock                             421,479      31,543     215,755      73,590       637,234     105,133
   Preferred Stock                          276,755       6,666      40,807       2,092       317,562       8,758
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL STOCKS                             698,234      38,209     256,562      75,862       954,796     113,891
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS AND STOCKS                $3,223,157     $57,922    $455,513    $ 81,130    $3,678,670    $139,052
                                         ==========     =======    ========    ========    ==========    ========
As of December 31, 2004:
   U. S. Governments                     $  126,772     $ 2,478    $ 31,405    $  1,064    $  158,177    $  3,542
   All Other Governments                    399,899         350      42,529          27       442,428         377
   States, territories and possessions      177,476         951     111,285       1,124       288,761       2,075
   Political subdivisions of states,
   territories and possessions              182,790         980      51,319         344       234,109       1,324
   Special revenue                          264,313       1,667     154,878       1,647       419,191       3,314
   Public utilities                           7,840          36       3,562          10        11,402          46
   Industrial and miscellaneous              55,323          47      31,706         123        87,029         170
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS                            1,214,413       6,509     426,684       4,339     1,641,097      10,848
   Common Stock                             139,774      12,538     180,178     100,601       319,952     113,139
   Preferred Stock                           69,075       1,596      22,900       2,100        91,975       3,696
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL STOCKS                             208,849      14,134     203,078     102,701       411,927     116,835
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS AND STOCKS                $1,423,262     $20,643    $629,762    $107,040    $2,053,024    $127,683
                                         ==========     =======    ========    ========    ==========    ========

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                (000'S OMITTED)

In general, a security is considered a candidate for other-than-temporary impairments if it meets any of the following criteria:

a. Trading at a significant (25 percent or more) discount to par or amortized cost (if lower) for an extended period of time (nine months or longer);

b. The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

c. In the opinion of Company's management, it is probable that AIG may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

As of December 31, 2005, the Company has both the ability and intent to hold these investments to recovery.

During 2005 and 2004, the Company reported write-downs on its common and preferred stock investments due to an other-than-temporary decline in fair value of $972 and $2,708, respectively, and reported write-downs on its bond investments due to an other-than-temporary decline in fair value of $2,542 and $53,390, respectively.

During 2005 and 2004, the Company reported the following write-downs on its joint venture and partnership investments due to an other-than-temporary decline in fair value:

FOR THE YEARS ENDED DECEMBER 31,    2005     2004
--------------------------------   ------   ------
Advanced Technology Ventures VI    $    -   $3,444
Advanced Technology Ventures VII        -    2,452
Sprout Capital IX                       -    3,403
Morgan Stanley III                  1,684        -
Items less than $1.0 million           11      634
                                   ------   ------
TOTAL                              $1,695   $9,933
                                   ======   ======

As of December 31, 2005 and 2004, securities with a market value of $289,449 and $122,878, respectively, were on loan. The Company receives as collateral 102.0% of the market value of domestic transactions and 105.0% for cross-border transactions. Securities lent, under the Securities Lending Agreement, are under exclusive control of the Company. Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains responsibility for the investment and control of such collateral.

Securities carried at amortized cost of $2,270,251 and $1,882,606 were deposited with regulatory authorities as required by law at December 31, 2005 and 2004, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

Other invested assets include $966,546 of collateralized loans as of December 31, 2005. As agreed with the Company's domiciliary state, these loans represent AIG's entire investment in life settlements and are being accounted for as a collateral loan in accordance with SSAP No. 21. The admitted value of the loans is not in excess of the cost (including capitalized interest) of acquiring the life settlements and maintaining them in force for so long as the fair value of the underlying life settlements collateralizing such loans is at least equal to the outstanding amount of such loans.

During 2005 and 2004, included in Net Investment Income Earned were investment expenses of $7,139 and $5,330, respectively, and interest expense of $77,243 and $53,902, respectively.

NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2005 and 2004 is set forth in the table below:

                                                           2005          2004
                                                       -----------   -----------
RESERVES FOR LOSSES AND LAE, BEGINNING OF THE PERIOD   $ 9,357,799   $ 6,388,455

Adjustments for prior period corrections                  (165,738)      860,497

Incurred losses and LAE related to:

   Current accident year                                 5,111,414     4,654,796
   Prior accident years                                  1,393,640       842,117
                                                       -----------   -----------
      TOTAL INCURRED LOSSES AND LAE                      6,505,054     5,496,913
                                                       -----------   -----------
Paid losses and LAE related to:

   Current accident year                                (1,284,778)     (933,937)
   Prior accident years                                 (2,792,259)   (2,454,129)
                                                       -----------   -----------
      TOTAL PAID LOSSES AND LAE                         (4,077,037)   (3,388,066)
                                                       -----------   -----------
RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,        $11,620,078   $ 9,357,799
                                                       ===========   ===========

During 2005 and 2004 calendar years, estimated ultimate incurred losses and LAE attributable to insured events of prior years increased by $1,393,640 and $842,117, respectively. The Company experienced adverse loss and LAE reserve development primarily related to claims from accident years 2002 and prior. The classes of business accounting for the majority of this adverse development were directors & officers' liability and related management liability classes of business, excess casualty, and excess workers' compensation. In addition, the Company significantly increased its reserves for asbestos based on a ground up review of its asbestos claims exposures conducted for year-end 2005.

As of December 31, 2005 and 2004, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $188,050 and $161,123, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

As of December 31, 2005 and 2004, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $7,425,539 and $6,086,862, respectively (exclusive of intercompany pooling).

NOTE 5 - RELATED PARTY TRANSACTIONS

A.   NATIONAL UNION INTERCOMPANY POOLING AGREEMENT

     The Company, as well as certain other insurance company subsidiaries of the Parent, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to National Union Fire Insurance Company of Pittsburgh, PA (National Union), the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

     In connection therewith, the Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

     A list of all pooling participants and their respective participation percentages is set forth in the table below:

                                                     NAIC CO.   PARTICIPATION
     MEMBER COMPANY                                   CODE        PERCENT
     --------------                                  --------   -------------
     National Union Fire Insurance
     Company of Pittsburgh, PA.                         19445        38.0%
     American Home Assurance Company                    19380        36.0%
     Commerce and Industry Insurance Company            19410        10.0%
     New Hampshire Insurance Company                    23481         5.0%
     The Insurance Company of the State
       of Pennsylvania                                  19429         5.0%
     Birmingham Fire Insurance Company of
       Pennsylvania                                     19402         5.0%
     AIU Insurance Company                              19399         1.0%
     American International Pacific
       Insurance Company                                23795         0.0%
     American International South
       Insurance Company                                40258         0.0%
     Granite State Insurance Company                    23809         0.0%
     Illinois National Insurance Company                23817         0.0%

B.   AMERICAN INTERNATIONAL UNDERWRITERS OVERSEAS ASSOCIATION POOLING
     ARRANGEMENT

     AIG formed American International Underwriters Overseas Association ("AIUOA"), a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     A list of all members in AIUOA and their respective participation percentages is set forth in the table below:

                                                                                   NAIC CO.   PARTICIPATION
     MEMBER COMPANY                                                                  CODE        PERCENT
     --------------                                                                --------   -------------
     American International Underwriters Overseas, Limited                            --        67.0%
     New Hampshire Insurance Company (NHIC)                                        23481        12.0%
     National Union Fire Insurance Company of Pittsburgh, Pa. (National Union)     19445        11.0%
     American Home Assurance Company (AHAC)                                        19380        10.0%

     In exchange for membership in AIUOA at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, National Union, and the Company.

     At the time of forming the AIUOA, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the AIUOA. As discussed in Note 1, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (a) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (b) its corresponding balance sheet position, excluding loss reserves and unearned premium reserves, as a net equity interest in Equities in Underwriting Pools and Associations; and (c) loss reserves and unearned premium reserves are recorded on a gross basis. As of December 31, 2005 and 2004, the Company's interest in AIUOA amounted to $581,410 and $502,165, respectively, gross of $906,874 and $854,307, respectively, in loss reserves and unearned premium reserves, after consideration of the National Union intercompany pooling agreement.

     Additionally, the Company holds 4.5% of the issued share capital of AIG Europe S.A. for the beneficial interest of the AIUOA. As of December 31, 2005, the Company's interest in AIG Europe S.A. amounted to $64,437.

C.   GUARANTEE ARRANGEMENTS

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies in exchange for an annual guarantee fee.

     The guarantees are not expected to have a material effect upon the Company's surplus as guaranteed companies have admitted assets in excess of policyholder liabilities.

     The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

     A list of the guarantees that were in effect at December 31, 2005 is outlined in the table below:

                                             GUARANTEE   POLICYHOLDER     INVESTED     ESTIMATED   POLICYHOLDER
     GUARANTEED COMPANY                       ISSUED      OBLIGATIONS      ASSETS         LOSS        SURPLUS
     ------------------                     ----------   ------------   ------------   ---------   ------------
     AIG Hawaii Insurance Company, Inc.      11/5/1997   $     98,026   $    152,274      $-      $     59,829
     AIG Czech Republic posjistovna, a.s.     8/1/2003         15,478         18,745       -            18,973*
     AIG Europe S. A.                        9/15/1998      1,060,634      1,049,873       -           703,296*
     AIG Europe (Netherlands)                9/20/2004        365,491        113,405       -           133,054*
     AIG Mexico Seguros interamericana,
        S. A. de C.V.                       12/15/1997         60,655         71,646       -            84,469*
     Landmark Insurance Company,
        Limited                               3/2/1998        361,934        250,272       -            85,855*
     American General Life and Accident
        Insurance Company                     3/3/2003      7,542,595      8,697,899       -           638,133**
     American General Life Insurance
        Company                               3/3/2003     21,161,070     23,505,506       -         1,853,471**
     The United States Life Insurance
        Company of the City of New York       3/3/2003      3,323,214      3,805,773       -           378,664**
     The Variable Annuity Life Insurance
        Company                               3/3/2003     29,496,780     33,692,171       -         3,345,667**
     AIG Edison Life Insurance Company       8/29/2003     18,673,168     19,987,483       -         1,017,274*
     American International Insurance
        Company                              11/5/1997        338,699        574,093       -           303,593
     American International Insurance
        Company of California               12/15/1997        135,236         51,025       -            19,030
     American International Insurance
        Company of New Jersey               12/15/1997        126,230         43,142       -            26,412
     Minnesota Insurance Company            12/15/1997         42,125         50,517       -            17,943
     AIG SunAmerica Life Insurance
        Company +                             1/4/1999      4,934,344      6,678,361       -           947,125
     Lloyds Syndicate                       12/22/2003        904,931        445,345       -           233,920
     First SunAmerica Life Insurance
        Company +                             1/4/1999      3,785,855      4,067,962       -           265,572**
     SunAmerica Insurance Company +           1/4/1999     41,282,892     61,515,532       -         4,404,348**
                                                         ------------   ------------      ---      -----------
        TOTAL GUARANTEES                                 $133,709,357   $164,771,024      $-       $14,536,628
                                                         ============   ============      ===      ===========

     + The guaranteed company is also backed by a support agreement issued by AIG.

     *    Policyholders' surplus is based on local GAAP financial statements.

     ** Policyholders' surplus for life companies is increased by the asset valuation reserve (AVR).

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

D.   INVESTMENTS IN AFFILIATES

     As of December 31, 2005, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

                                                                              EQUITY AT
                                                     OWNERSHIP     COST     DECEMBER 31,    CHANGE IN
     AFFILIATED COMMON STOCK INVESTMENTS              PERCENT      2005         2005       EQUITY 2005
     -----------------------------------             ---------   --------   ------------   -----------
     AIG Hawaii Insurance Company, Inc.               100.00%    $ 10,000    $   59,829     $ (2,590)
     AIG Non Life Holding Company (Japan), Inc.       100.00%     124,477       331,915       63,241
     American International Reality Corporation        31.47%      29,581        25,348       (1,932)
     Eastgreen, Inc.                                   13.42%      12,804        13,935          355
     Pine Street Real Estate Holdings Corporation      31.47%       5,445        21,347            4
     AIG Mexico Industrial, I.L.L.C.                   49.00%       1,017         1,017            -
     American International Life Assurance Company     22.48%      70,387       156,529       20,123
     American International Insurance Company          25.00%      25,000        75,898        4,380
     AIG Claim Service, Inc.                           50.00%      48,963        58,879        2,350
     Transatlantic Holdings, Inc.                      62.00%      34,055     1,134,417       90,652
     21st Century Insurance Group                      16.69%     240,667       176,555       28,153
                                                                 --------    ----------     --------
        TOTAL COMMON STOCKS - AFFILIATES                         $602,396    $2,055,669     $204,736
                                                                 ========    ==========     ========

     The Company has ownership interests in certain affiliated real estate holding companies.

     The remaining equity interest in these investments, except for 21st Century Insurance Group and Transatlantic Holdings, Inc., is owned by other affiliated companies, which are wholly owned by the Parent.

     From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2005, the Company's total investments in partnerships with affiliated entities where AIG interest was greater than 10.0% amounted to $912,569.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

E.   OTHER RELATED PARTY TRANSACTIONS

     The following table summarizes all transactions (excluding reinsurance and cost allocation transactions) that occurred during 2005 and 2004 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2005 and 2004:

                                               ASSETS RECEIVED BY      ASSETS TRANSFERRED BY
                                                  THE COMPANY               THE COMPANY
                    EXPLANTION               -----------------------   -----------------------
       DATE OF          OF        NAME OF    STATEMENT                 STATEMENT
     TRANSACTION   TRANSACTION   AFFILIATE     VALUE     DESCRIPTION     VALUE     DESCRIPTION
     -----------   -----------   ---------   ---------   -----------   ---------   -----------
     Year Ended December 31, 2005

     3/3/2005        Dividend       AIG         $-           n/a        $15,866        Cash
     6/3/2005        Dividend       AIG         $-           n/a        $15,866        Cash
     9/3/2005        Dividend       AIG         $-           n/a        $15,866        Cash

     Year Ended December 31, 2004

     3/3/2004        Dividend       AIG         $-           n/a        $15,866        Cash
     6/3/2004        Dividend       AIG         $-           n/a        $15,866        Cash
     9/3/2004        Dividend       AIG         $-           n/a        $15,866        Cash
     12/3/2004       Dividend       AIG         $-           n/a        $15,866        Cash

     The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the State of New York, transactions with Union Excess and Richmond are treated as affiliated.

     The Company did not change its methods of establishing terms regarding any affiliate transaction during the years ended December 31, 2005 and 2004.

     In the ordinary course of business, the Company utilizes certain affiliated companies for data center systems, investment services, salvage and subrogation, and claims management. These companies are AIG Technology, Inc., AIG Global Investment Corp., AI Recovery, Inc., and AIG Domestic Claims, Inc., respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     In connection with these services, the fees paid by the Company to these affiliates during 2005 and 2004 are outlined in the table below:

     FOR THE YEARS ENDED DECEMBER 31,      2005       2004
     --------------------------------    --------   --------
     AIG Technology, Inc.*               $ 26,700   $ 24,421
     AIG Global Investment Corporation      4,565      3,668
     AI Recovery, Inc.                      3,574      3,102
     AIG Domestic Claims, Inc.            107,015    114,335
                                         --------   --------
        TOTAL                            $141,854   $145,526
                                         ========   ========

     *    Formerly AIG Data Center, Inc.

     As of December 31, 2005 and 2004, short-term investments included amounts invested in the AIG Managed Money Market Fund of $73,379 and $41,452, respectively.

     Federal and foreign income taxes recoverable from the Parent as of December 31, 2005 and 2004 amounted to $794,462 and $575,690, respectively.

     During 2005 and 2004, the Company sold $191,606 and $215,564, respectively, of premium receivables without recourse to AI Credit Corporation, and recorded losses of $3,436 and $2,834, respectively, related to these transactions.

     As of December 31, 2005 and 2004, the Company had the following balances payable/receivable to/from its affiliates (excluding reinsurance transactions):

     AS OF DECEMBER 31,                                   2005        2004
     ------------------                                ----------   --------
     Balances with pool member companies               $        -   $116,172
     Balances with less than 0.5% of admitted assets       33,968    230,747
                                                       ----------   --------
     PAYABLE TO PARENT, SUBSIDIARIES AND
        AFFILIATES                                     $   33,968   $346,919
                                                       ==========   ========

     AIG                                               $1,326,780   $      -
     Balances with pool member companies                  218,275    102,731
     Balances with less than 0.5% of admitted assets       95,038    327,586
                                                       ----------   --------
     RECEIVABLE FROM PARENT, SUBSIDIARIES AND
        AFFILIATES                                     $1,640,093   $430,317
                                                       ==========   ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 6 -REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

During 2005 and 2004, the Company's net premiums written and net premiums earned were comprised of the following:

                                                          2005                        2004
                                               -------------------------   -------------------------
FOR THE YEARS ENDED DECEMBER 31,                 WRITTEN        EARNED       WRITTEN        EARNED
--------------------------------               -----------   -----------   -----------   -----------
Direct premiums                                $ 6,522,919   $ 6,219,261   $ 6,125,467   $ 5,785,036
Reinsurance premiums assumed:
   Affiliates                                   11,104,687    11,235,985    11,048,099    10,535,993
   Non-affiliates                                   23,903      (176,461)       20,449        21,525
                                               -----------   -----------   -----------   -----------
      GROSS PREMIUMS                            17,651,509    17,278,785    17,194,015    16,342,554
                                               -----------   -----------   -----------   -----------
Reinsurance premiums ceded:
   Affiliates                                    9,252,497     9,022,390     8,878,722     8,379,091
   Non-affiliates                                1,247,759     1,210,575     1,325,462     1,440,719
                                               -----------   -----------   -----------   -----------
      NET PREMIUMS                             $ 7,151,253   $ 7,045,820   $ 6,989,831   $ 6,522,744
                                               ===========   ===========   ===========   ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2005 and 2004 with the return of the unearned premium reserve is as follows:

                      ASSUMED REINSURANCE        CEDED REINSURANCE                NET
                    -----------------------   -----------------------   -----------------------
                     UNEARNED                  UNEARNED
                      PREMIUM    COMMISSION     PREMIUM    COMMISSION     PREMIUM    COMMISSION
                     RESERVES      EQUITY      RESERVES      EQUITY      RESERVES      EQUITY
                    ----------   ----------   ----------   ----------   ----------   ----------
DECEMBER 31, 2005
   Affiliated       $5,444,204    $663,323    $3,544,901    $413,904    $1,899,303    $249,419
   Non Affiliated        6,481         790       504,864      58,948      (498,383)    (58,158)
                    ----------    --------    ----------    --------    ----------    --------
   TOTALS           $5,450,685    $664,113    $4,049,765    $472,852    $1,400,920    $191,261
                    ==========    ========    ==========    ========    ==========    ========
DECEMBER 31, 2004
   Affiliated       $5,283,256    $672,080    $3,314,793    $398,922    $1,968,463    $273,158
   Non Affiliated        6,117         778       467,677      56,283      (461,560)    (55,505)
                    ----------    --------    ----------    --------    ----------    --------
   TOTALS           $5,289,373    $672,858    $3,782,470    $455,205    $1,506,903    $217,653
                    ==========    ========    ==========    ========    ==========    ========

As of December 31, 2005 and 2004 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                     UNEARNED    PAID LOSSES   RESERVES FOR
                      PREMIUM        AND        LOSSES AND
                     RESERVES        LAE            LAE
                    ----------   -----------   ------------
DECEMBER 31, 2005
   Affiliates       $3,544,901    $ 91,985      $14,577,562
   Non-Affiliates      504,864     307,331        3,542,634
                    ----------    --------      -----------
   Total            $4,049,765    $399,316      $18,120,196
                    ==========    ========      ===========

DECEMBER 31, 2004
   Affiliates       $3,314,793    $ (4,950)     $12,392,072
   Non-Affiliates      467,677     250,942        2,844,971
                    ----------    --------      -----------
   TOTAL            $3,782,470    $245,992      $15,237,043
                    ==========    ========      ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The Company's unsecured reinsurance recoverables as of December 31, 2005 in excess of 3.0% of its Capital and surplus is set forth in the table below:


                                                        NAIC CO.
REINSURER                                                 CODE        AMOUNT
---------                                               --------   -----------
Affilliates:
   National Union Fire Company of Pittsburgh. Pa.         19445    $13,832,981
   American International Insurance Company               32220        485,807
   American Home Assurance Company                        19380        426,426
   Transatlantic Reinsurance Company                      19453        299,719
   American International Underwriters Overseas, Ltd.         -        261,189
   New Hampshire Indemnity Company                        23833        145,633
   AIU Insurance Company                                  19399        143,588
   AIG Global Trade and Political Risk Insurance Co.      10651        126,120
   American Internatlional Reinsurance Co. Ltd                -         63,082
   New Hampshire Insurance Company                        23841         59,913
   Insurance Company of the State of Pennsylvania         19429         58,964
   United Guaranty Insurance Company                      11715         46,718
   Commerce and Industry Insurance Company                19410         28,644
   Birmingham Fire Insurance Company of Pa.               19402         13,225
   Landmark Insurance Company                             35637          9,178
   Audubon Insurance Company                              19933          5,789
   Starr Excess Liability Insurance Company, Ltd.         10932          4,527
   Hartford Steam Boiler Inspection and Insurance Co.     11452          4,064
   Euroguard Insurance Company Limited                        -          3,607
   Illinois National Insurance Company                    23817          3,474
   National Union Fire Ins Company of Vermont                 -          3,047
   AIU Insurance Company (Japan)                              -          2,823
   American International Life Assurance Co. NY (US)      60607          2,567
   Granite State Insurance Company                        23809          2,413
   Ascot Syndicate Lloyds 1414                                -          2,112
   American General Life Insurance Company                60488          1,981
   Arabian American Insurance Company, Ltd.                   -          1,003
   Other affiliates below $1.0 million                        -         34,646
                                                                   -----------
      TOTAL AFFILIATES                                              16,073,240
                                                                   -----------
   Munich Re Group                                            -        169,035
   Lloyd's                                                    -        366,924
   Swiss Re Group                                             -        226,368
   Berkshire Hathaway Group                                   -        175,328
                                                                   -----------
      TOTAL NON AFFILIATES                                             937,655
                                                                   -----------
TOTAL AFFILIATES AND NON AFFILIATES                                $17,010,895
                                                                   ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

During 2005 and 2004, the Company reported in its Statements of Income $43,140 and $61,923, respectively, of statutory underwriting losses, which were comprised of premiums earned of $(1,710) and $(8,315), respectively, less losses incurred of $41,430 and $53,608 respectively, as a result of commutations with the following reinsurers:

COMPANY                          2005      2004
-------                        -------   -------
SCOR Reinsurance Company       $42,442   $21,276
Suncorp Metway                     522         -
Copenhagen Reinsurance             165         -
Gulfstream Insurance Company        12         -
Aviabel S.A.                         -       274
AXA Albingia                         -     5,837
AXA Corporate Solutions              -     3,475
Converium Reins.                     -     7,528
Cottrell Syndicate                   -       (67)
CX Reinsurance                       -     4,274
Farm Bureau Mutual                   -       634
General Re Corporation               -    16,090
National Indemnity Company           -     2,671
Providence Washington                -       (17)
Royal and Sun Alliance, PLC          -       234
TIG Insurance Company                -      (870)
Trenwick America                     -       584
                               -------   -------
TOTAL                          $43,141   $61,923
                               =======   =======

As of December 31, 2005 and 2004, the Company had reinsurance recoverables on paid losses in dispute of $141,589 and $76,202, respectively.

During 2005 the Company had written off related reinsurance recoverable balances of $65,282.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)


NOTE 7 - RETROACTIVE REINSURANCE

As of December 31, 2005, the Company's reported the following activity and balances with respect to its retroactive reinsurance arrangements:

                                                 ASSUMED      CEDED
                                                ---------   --------
Reserves Transferred:
   Initial Reserves                            $  216,347   $453,727
   Adjustments - prior year(s)                   (178,026)   (21,800)
   Adjustments - current year                       6,783    (11,763)
                                                ---------   --------
   BALANCE AS OF DECEMBER 31, 2005                 45,104    420,164
                                                ---------   --------
Paid Losses Recovered:
   Prior year(s)                                    3,212    325,959
   Current year                                     8,999     29,161
                                                ---------   --------
   TOTAL RECOVERED AS OF DECEMBER 31, 2005         12,211    355,120
                                                ---------   --------
   CARRIED RESERVES AS OF DECEMBER 31, 2005     $  32,893   $ 65,044
                                                =========   ========
Consideration Paid or Received:
   Initial Reserves                             $ 201,597   $276,437
   Adjustments - prior year(s)                   (180,000)   (18,038)
   Adjustments - current year                           -       (830)
                                                ---------   --------
   TOTAL PAID AS OF DECEMBER 31, 2005           $  21,597   $257,569
                                                =========   ========
Special Surplus from Retroactive Reinsurance:
   Initial surplus gain or loss realized        $       -   $ 47,559
   Adjustments - prior year(s)                          -     34,019
   Adjustments - current year                           -    (13,471)
                                                ---------   --------
   BALANCE AS OF DECEMBER 31, 2005              $       -   $ 68,107
                                                =========   ========
CUMULATIVE FUNDS TRANSFERRED TO UNASSIGNED
   SURPLUS AS OF DECEMBER 31, 2005              $       -   $  6,279
                                                =========   ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The Company's retroactive reinsurance balances (by reinsurer) as of December 31,2005, is set forth in the table below:

AS OF DECEMBER 31, 2005

REINSURER                                                 ASSUMED    CEDED
---------                                                 -------   -------
Commerce and Industry Insurance Company of Canada         $ 6,897   $     -
American International Reins. Co.                               -    57,331
Guideone Mutual Ins Co.                                     9,141         -
American Internaional Specialty Lines Insurance Company    15,877         -
PEG Reinsurance Co.                                             -     1,395
Swiss Re America Corp                                           -     1,078
Upinsco Inc                                                     -     1,083
All other reinsurers below $1.0 million                       978     4,157
                                                          -------   -------
TOTAL                                                     $32,893   $65,044
                                                          =======   =======

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is actually transferred. In addition, the Company has entered into several reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2005 and 2004, the Company's deposit assets and liabilities were comprised of the following:

                    2005                       2004
          ------------------------   ------------------------
            DEPOSIT      DEPOSIT       DEPOSIT      DEPOSIT
            ASSETS     LIABILITIES     ASSETS     LIABILITIES
          ----------   -----------   ----------   -----------
Direct    $        -     $ 56,768    $        -     $ 32,990
Assumed            -      430,142             -      432,485
Ceded      1,336,343            -     1,638,716            -
          ----------     --------    ----------     --------
TOTAL     $1,336,343     $486,910    $1,638,716     $465,475
          ==========     ========    ==========     ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2005 and 2004(1) is set forth in the table below:

                                                           2005                       2004
                                                 ------------------------   ------------------------
                                                   DEPOSIT      DEPOSIT       DEPOSIT      DEPOSIT
                                                   ASSETS     LIABILITIES     ASSETS     LIABILITIES
                                                 ----------   -----------   ----------   -----------
BALANCE AT BEGINNING OF PERIOD                   $1,638,716    $465,475     $2,100,303    $558,125
   Deposit activity, including loss recoveries     (446,464)    (11,942)      (435,087)    (84,181)
   Interest income or expense, net of
      amortization of margin                         90,901      33,377        106,939      (8,469)
   Non-admitted asset portion                        53,190           -       (133,439)          -
                                                 ----------    --------     ----------    --------
BALANCE AT END OF PERIOD                         $1,336,343    $486,910     $1,638,716    $465,475
                                                 ==========    ========     ==========    ========

During 2005 the Company received consideration of $275,106 resulting from the commutations of its reinsurance deposit accounting arrangement with the Richmond Insurance Company, Ltd.

As of December 31, 2005, the deposit assets with related parties, mostly reinsurance transactions with Union Excess, amounted to $ 1,192,231. During 2005, the Company commuted $258,052 of the deposit assets with Union Excess and Richmond resulting a $3,737 loss.

NOTE 9 - FEDERAL INCOME TAXES

The Company files a consolidated U.S. federal income tax return with the Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Parent for tax benefits relating to any net losses or any tax credit of the Company utilized in filing the consolidated return. The federal income tax recoverables in the accompanying Statements of Admitted Assets were due from the Parent. As of December 31, 2005 and 2004, the U.S. federal income tax rate applicable to ordinary income was 35.0%.

----------
(1) The beginning of period for the 2004 year represents the deposit asset and liability balances at the inception date of the underlying agreements.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The components of the Company's net deferred tax assets/liabilities at December 31, 2005 and 2004 are as follows:

AS OF DECEMBER 31,                               2005         2004
------------------                            ----------   ---------
Gross deferred tax assets                     $1,147,722   $ 946,890
Gross deferred tax liabilities                  (149,521)   (128,671)
Non-admitted deferred tax assets in
   accordance with SSAP No.10, income taxes     (689,694)   (495,434)
                                              ----------   ---------
NET DEFERRED TAX ASSETS ADMITTED              $  308,507   $ 322,785
                                              ==========   =========
CHANGE IN DEFERRED TAX ASSETS NON-ADMITTED    $ (194,260)  $ 225,562
                                              ==========   =========

During 2005 and 2004, the Company's current federal income tax expense (benefit) was comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,                2005       2004
--------------------------------             ---------   -------
Income tax (benefit) expense on net
   underwriting and net investment income    $(252,358)  $61,549
Federal income tax adjustment - prior year       9,311    24,762
                                             ---------   -------
CURRENT INCOME TAX (BENEFIT) EXPENSE         $(243,047)  $86,311
                                             =========   =======

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000's OMITTED)

The composition of the Company's net deferred tax assets at December 31, 2005 and 2004, and changes in deferred income taxes for 2005 is set forth in the table below:

AS OF DECEMBER 31,                              2005         2004       CHANGE
------------------                           ----------   ---------   ---------
Deferred Tax Assets
   Loss reserve discount                     $  499,838   $ 402,853   $  96,985
   Non-admitted assets                          206,602     186,532      20,070
   Unearned premium reserve                     303,414     289,576      13,838
   Partnership adjustments                            -       6,494      (6,494)
   Pension adjustments                            7,328       7,327           1
   Other temporary difference                   130,540      54,108      76,432
                                             ----------   ---------   ---------
      GROSS DEFERRED TAX ASSETS               1,147,722     946,890     200,832
   Non-admitted deferred tax assets            (689,694)   (495,434)   (194,260)
                                             ----------   ---------   ---------
      ADMITTED DEFERRED TAX ASSETS              458,028     451,456       6,572
                                             ----------   ---------   ---------
Deferred Tax Liabilities
   Unrealized capital gains                    (115,317)   (128,671)     13,354
   Partnership adjustments                       (4,047)          -      (4,047)
   Other temporary differences                  (30,157)          -     (30,157)
                                             ----------   ---------   ---------
   GROSS DEFERRED TAX LIABILITIES              (149,521)   (128,671)    (20,850)
                                             ----------   ---------   ---------
      NET ADMITTED DEFERRED TAX ASSETS       $  308,507   $ 322,785   $ (14,278)
                                             ==========   =========   =========
   Gross deferred tax assets                 $1,147,722   $ 946,890   $ 200,832
   Gross deferred tax liabilities              (149,521)   (128,671)    (20,850)
                                             ----------   ---------   ---------
   NET DEFERRED TAX ASSETS                   $  998,201   $ 818,219   $ 179,982
                                             ==========   =========   =========
   Income tax effect of unrealized capital
      (gains) / losses                                                  (13,354)
                                                                      ---------
   CHANGE IN DEFERRED INCOME TAXES                                    $ 166,628
                                                                      =========

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000's OMITTED)

The actual tax expense (benefit) on income from operations differs from the tax expense (benefit) calculated at the statutory tax rate. A reconciliation of the Company's income tax expense (benefit) together with the significant book to tax adjustments for 2005 is set forth below:

                                                          TAX
                                             AMOUNT      EFFECT
                                           ---------   ---------
Net loss before federal income
   taxes                                   $(408,280)  $(142,898)
----------------------------------------------------------------
Book to tax adjustments:
----------------------------------------------------------------
   Tax exempt income and dividends
      received deduction, net of
      proration                             (296,930)   (103,926)
   Intercompany dividends                    (11,240)     (3,934)
   Meals and entertainment                     1,802         631
   Change in non-admitted assets             (54,557)    (19,095)
   Federal income tax adjustment - prior
      year                                         -      (9,311)
   Remediation adjustments                         -     (36,343)
   Contingent tax reserves                         -     (21,763)
   Foreign tax credits                             -     (52,544)
                                           ---------   ---------
   TOTAL BOOK TO TAX ADJUSTMENTS            (360,925)   (246,285)
                                           ---------   ---------
FEDERAL TAXABLE LOSS AND TAX BENEFIT       $(769,205)  $(389,183)
                                           =========   =========
----------------------------------------------------------------
Current Federal income tax (benefit)
   expense                                             $(243,047)
Income tax on net realized capital gains                  20,492
Change in deferred income taxes                         (166,628)
                                                       ---------
Total Federal income tax benefit                       $(389,183)
                                                       =========

The amount of federal income taxes incurred and available for recoupment in the event of future net operating losses for tax purposes is set forth in the table below:

Current year           $     -
First preceding year   $75,153
                       -------

The Company did not have any unused loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2005.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A.   GENERAL

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The Company's share of net expense for the qualified pension plan was $6,500 and $9,800 for the years ended December 31, 2005 and 2004, respectively.

B.   DEFERRED COMPENSATION PLAN

     Some of the Company's officers and key employees are participants in AIG's stock option plans of 1991 and 1999. Details of these plans are published in AIG's 2005 Annual Report on form 10-K. During 2005 the Parent allocated $2,177 of the cost of these stock options and certain other deferred compensation programs to the Company.

     POST-RETIREMENT BENEFIT PLANS

     AIG's US postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     The postretirement benefit obligations and amounts recognized in AIG's consolidated balance sheet as of December 31, 2005 and 2004 were $140,100 and $243,000, respectively. These obligations are not funded currently. The Company's share of the expense of other postretirement benefit plans was $200 and $0 for 2005 and 2004, respectively.

     AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

     The Company's weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2005 and 2004 are set forth in the table below:

     AS OF DECEMBER 31,                              2005         2004
     ------------------                           ----------   ----------
        Discount rate                                5.50%        5.75%
        Rate of compensation increase (average)      4.25%        4.25%
        Measurement date                          12/31/2005   12/31/2004
        Medical cost trend rate                       N/A          N/A

C.   POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES

     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include medical and life insurance continuation and COBRA medical subsidies.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A.   CAPITAL AND SURPLUS

     The issued capital and surplus position of the Company at December 31, 2005 and 2004 was as follows:

                                              2005         2004
                                           ----------   ----------
     Common stock, par value               $   25,426   $   25,426
     Common stock in excess of par value    2,779,526      702,746
                                           ----------   ----------
           TOTAL CAPITAL                    2,804,952      728,172
                                           ----------   ----------
     Unassigned surplus                     2,176,592    2,529,590
     Special surplus from retroactive
     reinsurance arrangements                  68,107       81,578
                                           ----------   ----------
           TOTAL SURPLUS                    2,244,699    2,611,168
                                           ----------   ----------
        TOTAL CAPITAL AND SURPLUS          $5,049,651   $3,339,340
                                           ==========   ==========

     The portion of unassigned funds (surplus) at December 31, 2005 and 2004 represented or reduced by each item below is as follows:

                                     2005          2004
                                 -----------   -----------
     Unrealized gains            $ 1,725,717   $ 1,570,673
     Non-admitted asset values   $(1,378,107)  $(1,055,332)
     Provision for reinsurance   $  (210,152)  $  (376,738)

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

B.   RISK-BASED CAPITAL REQUIREMENTS

     The NAIC has adopted a Risk-based Capital ("RBC") formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

     In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2005 reporting period.

C.   DIVIDEND RESTRICTIONS

     Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2005, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2005) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the State of New York. At December 31, 2005, the maximum dividend payments, which may be made without prior approval during 2006, is approximately $504,965.

     Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 12 - CONTINGENCIES

A.   LEGAL PROCEEDINGS

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. On January 28, 2005, the Alabama trial court determined that one of the current actions may proceed as a class action on behalf of the 1999 classes that were allegedly defrauded by the settlement. The AIG Defendants and Caremark are seeking appellate relief from the Alabama Supreme Court. The AIG Defendants cannot now estimate either the likelihood of its prevailing in these actions or the potential damages in the event liability is determined.

     On September 2, 2005, AIG sued Robert Plan Corporation, the agency which services personal auto assigned risk business alleging the misappropriation of funds and other violations of contractual arrangements. On September 27, 2005, Robert Plan Corporation countersued AIG for $370,000 in disgorged profits and $500,000 of punitive damages. Subsequently, American Home Assurance Company (American Home) was named as a counterclaim defendant in this case. American Home believes that the countersuit is without merit and intends to defend it vigorously.

     Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries,

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG will make payments totaling approximately $1,640,000, including (i) $375,000 to be paid into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. and (ii) $343,000 to be paid into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments.

     Various federal and state regulatory agencies are reviewing certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions. It is possible that additional civil or regulatory proceedings will be filed. Additionally, various actions have been brought against AIG arising out of the liability of certain AIG subsidiaries, including the Company, for taxes, assessments, and surcharges for policies of workers compensation insurance. As of December 31, 2005, the Company recorded a provision of $54,468 to cover any contingent obligations arising from the potential underpayment of these taxes and assessments.

     Since October 19, 2004, AIG and certain subsidiaries have been named as defendants in numerous complaints that were filed in federal court and in state court (Massachusetts and Florida) and removed to federal court. These cases generally allege that AIG and its subsidiaries violated federal and various state antitrust and anti-racketeering laws, various state deceptive and unfair practice laws and certain state laws governing fiduciary duties. The alleged basis of these claims is that there was a conspiracy between insurance companies and insurance brokers with regard to the bidding practices for insurance coverage in certain sectors of the insurance industry. The Judicial Panel on Multidistrict Litigation entered an order consolidating most of these cases and transferring them to the United States District Court for the District of New Jersey. The remainder of these cases have been transferred to the District of New Jersey.

     On August 15, 2005, the plaintiffs in the multidistrict litigation filed a Corrected First Consolidated Amended Commercial Class Action Complaint which names AIG and the following additional AIG subsidiaries as defendants: AIU Insurance Company, American Home, National Union, AISLIC, American International Insurance Company, Birmingham Fire Insurance Company of Pennsylvania, Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, The Hartford Steam Boiler Inspection and Insurance Company, and The Insurance Company of the State of Pennsylvania. Also on August 15, 2005, AIG, American Home, and AIG Life Insurance Company were named as defendants in a Corrected First Consolidated Amended Employee Benefits Complaint filed in the District of New Jersey that adds claims under ERISA. The AIG defendants, along with other insurer defendants and the broker defendants filed motions to dismiss both the Commercial and Employee Benefits Complaints. Plaintiffs' have filed a Motion for Class Certification in the consolidated action, which defendants will oppose. Both the motion to dismiss and the class certification motions are pending.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     On January 18, 2006, American International Aviation Agency, Inc. (AIAA) and Redholm Underwriting Agents Limited (Redholm) commenced two separate arbitration proceedings against New Hampshire Insurance Company (NHIC) in the United States and United Kingdom, respectively, seeking to prevent NHIC from terminating and/or breaching certain agreements with AIAA, Redholm and their affiliates. On the same date, AIAA filed an action in Georgia state court against NHIC, and sought an injunction barring NHIC from terminating and/or breaching these agreements pending the outcome of the arbitration. AIAA and Redholm were, at the time, managing general agents for certain insurance company subsidiaries of AIG, and are wholly owned by C.V. Starr & Co., Inc. (C.V. Starr), a company that is controlled by certain former senior executives of AIG. AIG and its affiliates thereafter terminated their managing general agency relationship with AIAA. They had previously terminated their agency relationship with Redholm.

     Subsequent to the commencement of these arbitration proceedings, two other managing general agencies owned by C.V. Starr - American International Marine Agency, Inc. (AIMA), and C.V. Starr & Co. (Starr California) - commenced two additional arbitration proceedings against AIG and certain of its affiliates, and Starr Technical Risks Agency, Inc. (Starr Tech), a third C.V. Starr agency (together with AIAA, AIMA and Starr California, the C.V. Starr Agencies), asserted claims in an arbitration that had been commenced by certain AIG subsidiaries. The AIG insurance companies named in claims asserted by the C.V. Starr Agencies are: The Insurance Company of the State of Pennsylvania, Illinois National Insurance Co., American International South Insurance Company, Granite State Insurance Company, AISLIC, National Union, Birmingham Fire Insurance Company of Pennsylvania, American Home, Commerce and Industry Insurance Company, and AIU Insurance Company (the AIG Insurance Company Defendants). The claims asserted by the C.V. Starr Agencies allege that AIG and the AIG Insurance Company Defendants are irreparably harming the C.V. Starr Agencies by, among other things, misappropriating their business relationships and proprietary information, predatorily hiring their employees, and restricting their access to offices, computer systems, documents and other information. They seek damages and injunctive relief: (i) permitting the C.V. Starr Agencies to operate independently from AIG, and to produce business for other companies, and (ii) restraining AIG and its affiliates from competing with the C.V. Starr Agencies for certain business and from using the C.V. Starr Agencies' proprietary information.

     AIG and certain of the AIG Insurance Company Defendants have also instituted arbitration and litigation in New York and litigation in Georgia seeking damages, equitable and injunctive relief: (i) preventing the C.V. Starr Agencies from denying AIG access to its documents and information;
     (ii) enjoining the C.V. Starr Agencies from engaging in certain insurance and reinsurance transactions with non-AIG companies; (iii) requiring the C.V. Starr Agencies to relinquish control of certain premium trust funds; and (iv) seeking damages resulting from any improper or illegal conduct of the C.V. Starr Agencies. AIG and its affiliates have also terminated or provided notice of termination of their managing general agency relationships with Starr Tech and Starr California.

     On March 20, 2006, C.V. Starr filed a lawsuit in the United States District Court for the Southern District of New York against AIG, alleging that the use by certain AIG affiliates of the name "Starr" in commerce infringes trademarks held by C.V. Starr. The Complaint alleges claims for federal trademark infringement, common law unfair competition, service mark infringement and dilution pursuant to New York law. C.V. Starr also alleges that AIG's continued ownership of certain Internet domain names that include the "Starr" name, violates federal law and constitutes conversion of C.V. Starr property. C.V. Starr seeks to enjoin AIG from using the name Starr, to turn over its rights in certain trademark and domain name rights, and also seeks damages as a result of these violations.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     AIG and its affiliates involved in the arbitration and litigation proceedings with the C.V. Starr Agencies cannot now estimate either the likelihood of their prevailing in these actions or any potential damages in the event liability is determined.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

     Except for the provisions the Company recorded related to the contingent liabilities arising out of the potential underpayment of premium taxes and assessments described in the preceding paragraphs, the Company cannot predict the outcome of the matters described above, estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an inter-company pooling arrangement and, accordingly, no reserve is being established in the Company's financial statements at December 31, 2005. In the opinion of management, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B.   ASBESTOS AND ENVIRONMENTAL RESERVES

     The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

     The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

     The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) as of December 31, 2005 and 2004, gross net of reinsurance credits, are as follows:

                                                     ASBESTOS LOSSES      ENVIRONMENTAL LOSSES
                                                  ---------------------   --------------------
                                                     2005        2004        2005       2004
                                                  ----------   --------    --------   --------
     Direct:
     Loss and LAE reserves, beginning of period   $  693,044   $257,696    $256,889   $185,969
        Incurred losses and LAE                      489,955    507,688      63,051    111,636
        Calendar year paid losses and LAE            (95,374)   (72,340)    (31,264)   (40,715)
                                                  ----------   --------    --------   --------
     Loss and LAE reserves, end of period         $1,087,625   $693,044    $288,676   $256,890
                                                  ==========   ========    ========   ========
     Assumed:
     Loss and LAE reserves, beginning of period   $   90,162   $ 32,780    $  6,626   $  8,074
        Incurred losses and LAE                       14,722     62,592         830       (556)
        Calendar year paid losses and LAE             (7,485)    (5,209)       (895)      (892)
                                                  ----------   --------    --------   --------
     Loss and LAE reserves, end of period         $   97,399   $ 90,163    $  6,561   $  6,626
                                                  ==========   ========    ========   ========
     Net of Reinsurance:
     Loss and LAE reserves, beginning of period   $  348,261   $103,262    $142,025   $ 80,833
        Incurred losses and LAE                      209,273    275,687      16,410     82,751
        Calendar year paid losses and LAE            (39,288)   (30,688)    (23,458)   (21,559)
                                                  ----------   --------    --------   --------
     LOSS AND LAE RESERVES, END OF PERIOD         $  518,246   $348,261    $134,977   $142,025
                                                  ==========   ========    ========   ========

     Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2005 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

C.   OTHER CONTINGENCIES

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     As of December 31, 2005, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements, the likelihood of a loss is remote.

     In connection therewith, as of December 31, 2005, the Company's loss reserves eliminated by annuities and unrecorded loss contingencies amounted to $724,600 and $705,900, respectively.

     As part of its private equity portfolio investment, as of December 31, 2005, the Company may be called upon for an additional capital investment of up to $293,300. The Company expects only a small portion of this portfolio will be called during 2006.

     As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

NOTE 13 - OTHER SIGNIFICANT MATTERS

A.   SEPTEMBER 11, 2001 EVENTS

     As of December 31, 2005 and 2004, the Company's ultimate losses and LAE as a result of the September 11th events gross, ceded and net of reinsurance, is set forth in the table below:

     AS OF DECEMBER 31,         2005        2004
     ------------------      ---------   ---------
     Gross of reinsurance    $ 448,183   $ 448,183
     Ceded reinsurance        (386,704)   (386,704)
                             ---------   ---------
        NET OF REINSURANCE   $  61,479   $  61,479
                             =========   =========

     All contingencies and unpaid claims or losses resulting from the September 11th events have been recognized in the financial statements. The Company does not expect any unrecognized contingencies or unpaid claims or losses to impact the financial statements in the near term.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

B.   PROPERTY CATASTROPHE LOSSES

     During 2005, the Company incurred significant losses related to certain hurricane events. In connection therewith, the Company's estimate of its potential pre-tax loss exposure, including the cost of reinstatement premiums, related to these events is set forth in the table below:

                 LOSS OCCURRENCE                                                 PRE-TAX LOSS
     HURRICANE        PERIOD       CATEGORY             AREA / REGION              EXPOSURE
     ---------   ---------------   --------   --------------------------------   ------------
     Katrina       August 2005         4      Louisiana / Central Gulf Coast       $183,337
     Rita         September 2005       3      Southwestern Louisiana and Texas       47,890
     Wilma         October 2005        3      Southern Florida                       62,495
                                                                                   --------
        TOTAL                                                                      $293,722
                                                                                   ========

C.   OTHER

     The Company underwrites a significant concentration of its direct business with brokers.

     As of December 31, 2005 and 2004, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,700,000 and $3,200,000, respectively. As of December 31, 2005 and 2004, the amount billed and recoverable on paid claims amounted to $332,400 and $367,200, respectively, of which $16,600 and $21,000, respectively, were non-admitted.

     The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2005 and 2004, policyholder dividends amounted to $19 and $532, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     As of December 31, 2005 and 2004, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

     AS OF DECEMBER 31,                               2005        2004
     ------------------                            ---------   ---------
     Guaranty funds receivable or on deposit       $  20,098   $  18,706
     Loss funds on deposit                            71,016      84,258
     Outstanding loss drafts - Suspense Accounts     509,571     277,641
     Accrued recoverables                              6,780       5,963
     Servicing carrier receivable                          -       6,453
     Other                                            17,681      82,735
     Allowance for doubtful accounts                (446,746)   (103,851)
                                                   ---------   ---------
        TOTAL OTHER ADMITTED ASSETS                $ 178,400   $ 371,905
                                                   =========   =========

     Guaranty fund receivables represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

     The Company routinely assesses the collectibility of its receivable balances for potential uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2005 and 2004, the Company established an allowance for doubtful accounts of $446,746 and $103,851, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

     During 2005, the Company recorded $145,742 of the increase in the allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying 2005 Statement of Income, and recorded the remaining increase of $197,153 as an adjustment for prior period corrections to the Company's Capital and Surplus balance at January 1, 2005.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 14 - SUBSEQUENT EVENTS

A.   CAPITAL MAINTENANCE AGREEMENT

     In February 2006, the Company entered into a Capital Maintenance Agreement ("CMA") with its Parent. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200.0% of the Company's Authorized Control Level RBC, as reported in the Company's 2005 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, the Parent will provide a capital contribution to the Company in an amount equal to the difference between the Company's Total Adjusted Capital and 200.0% of the Company's Authorized Control Level RBC. In lieu of making any capital contribution, with the approval of the domiciliary department, AIG may provide a letter of credit naming the Company as beneficiary.

     Effective upon the date of filing of the Company's 2005 Annual Statement with its domiciliary regulator, this CMA superseded and replaced a similar agreement that was effective October 15, 2005 related to the Company's December 31, 2004 surplus position.

     During 2005, the board of directors of the Parent, authorized a resolution where it committed to replenish any surplus lost as a result of the effects of the restatements of the Company's December 31, 2004 financial statements as well as any additional loss and loss adjustment expense strengthening as a result of the reserve review conducted by an independent actuarial consultant. In accordance with that resolution, on February 15, 2006, the Parent contributed $1,326,780 in cash to the Company. In connection therewith, at December 31, 2005, the Company reported a receivable of $1,326,780 with its Parent and increased its Capital in Excess of Par Value, accordingly. The recognition of this surplus contribution has been approved by the New York Insurance Department.

     With the approval of the Company's domiciliary regulator, AIG provided the Company with a letter of credit for unauthorized reinsurance recoverables at December 31, 2005, authorizing withdrawls of up to $360,000. Additionally, the calculation of the provision for reinsurance at December 31, 2005 reflects the effects of cash collections from affiliates subsequent to December 31, 2005.

B.   LIFE SETTLEMENTS

     Subsequent to December 31, 2005, the Company agreed in principle, subject to the execution of acceptable agreements and the approval of the New York State Insurance Department, to a series of simultaneous transactions culminating in the sale to affiliates of the collateral interests underlying all life settlement loans on its books for net cash in an amount equal to the cost, including all capitalized and accrued interest, of the loans prior to such transactions. As a result, the loans will be extinguished with no gain or loss to be realized on these transactions. Effective with the closing of these transactions, the Company will cease granting new life settlements loans.

                           PART C: OTHER INFORMATION

Item 26. Exhibits

(a)     Board of Directors Resolution.

        (1) Resolutions of Board of Directors of American General Life Insurance Company authorizing the establishment of Separate Account VL-R. (1)

(b)     Custodian Agreements. Inapplicable.

(c)     Underwriting Contracts.

        (1) Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, effective October 1, 2002. (24)

        (2)     Form of Selling Group Agreement. (25)

        (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d)     Contracts.

        (1) Specimen form of the "Platinum Investor(R) III" Flexible Premium Variable Life Insurance Policy (Policy Form No. 00600).
                (26)

(e)     Applications.

        (1) Specimen form of Life Insurance Application - Part A, Form No. AGLC 100565-2003. (38)

        (2) Specimen form of Life Insurance Application - Part B, Form No. AGLC 100566-2003. (22)

        (3) Specimen form of Variable Universal Life Insurance Supplemental Application, Form No. AGLC 0198-00 Rev0406. (Filed herewith)

        (4) Form of Service Request Form, Form No. AGLC0223 Rev0506. (Filed herewith)

        (5) Form of Cash Disbursement Request Form, Form No. AGLC0109 Rev0904. (39)

        (6)     Form of Assignment Form, Form No. AGLC0205 Rev0904. (39)

        (7) Form of Electronic Funds Authorization Form, Form No. AGLC0220 Rev0904. (39)

        (8)     Form of Name and Address Change Form, Form No. AGLC0222
                Rev0904. (39)

        (9)     Form of Change of Ownership Form, Form No. AGLC0113 Rev0705.
                (39)

        (10)    Form of Cash Surrender Request Form. Form No. AGLC0112 Rev0403.
                (39)

        (11)    Form of Change of Beneficiary Form, Form No. AGLC0108 Rev0904.
                (39)

        (12) Specimen form of Limited Temporary Life Insurance Application, Form No. AGLC 101431-2005. (38)

        (13) Form of Reinstatement or Reduction of Premium Rate Application for Life Insurance Form, Form No. AGLC 100440-2002. (39)

        (14) Form of In-Force Change Application Form, Form No. AGLC 100386-2002. (39)

        (15)    Form of Service Request Form, Form No. AGLC0107 0904. (39)

(f)     Depositor's Certificate of Incorporation and By-Laws.

        (1) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (2)

        (2) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995. (5)

        (3) By-Laws of American General Life Insurance Company, restated as of June 8, 2005. (3)

(g)     Reinsurance Contracts. Inapplicable.

(h)     Participation Agreements.

        (1)(a) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (6)

        (1)(b) Form of Amendment Four to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (17)

        (1)(c) Form of Amendment Six to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (27)

        (2)(a) Form of Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (10)

        (2)(b) Amendment One to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company dated as of July 21, 1998. (8)

        (2)(c) Form of Amendment Two to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (18)

        (2)(d) Form of Amendment Three to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (17)

        (3)(a) Form of Participation Agreement Between American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (6)

        (3)(b) Amendment One to Participation Agreement by and among American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. dated December 1, 1998. (8)

        (4)(a) Form of Participation Agreement Among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (6)

        (4)(b) Form of Amendment Five to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (18)

        (5)(a) Participation Agreement by and among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP., Van Kampen American Capital Distributors, Inc., American General Life Insurance Company and American General Securities Incorporated. (9)

        (5)(b) Amendment Number 1 to Participation Agreement by and among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, Van Kampen American Capital Distributors, Inc., American General Life Insurance Company and American General Securities Incorporated.
                (11)

        (5)(c) Form of Amendment Seven to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Securities Incorporated. (17)

        (5)(d) Form of Amendment Ten to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Distributors, Inc. (28)

        (6)(a) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and American General Life Insurance Company. (6)

        (7)(a) Form of Participation Agreement Among American General Life Insurance Company, American General Securities Incorporated, SAFECO Resources Series Trust, and SAFECO Securities, Inc. (6)

        (7)(b) Form of Amendment Four to Participation Agreement Among American General Life Insurance Company, American General Securities Incorporated, SAFECO Resources Series Trust, and SAFECO Securities, Inc. (17)

        (7)(c) Form of Amendment Seven to Participation Agreement Among American General Life Insurance Company, American General Securities Incorporated, SAFECO Resources Series Trust, and SAFECO Securities, Inc. (28)

        (8)(a) Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (9)

        (8)(b) Amendment One to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment

                Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (8)

        (8)(c) Form of Amendment Six to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Securities Incorporated. (17)

        (8)(d) Form of Amendment Nine to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Distributors, Inc.
                (28)

        (9)(a) Form of Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. (15)

        (9)(b) Form of Amendment No. 2 to Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. and American Century Investment Services, Inc. (32)

        (10)(a) Sales Agreement by and between American General Life Insurance Company, Neuberger & Berman Advisors Management Trust and Neuberger & Berman Management Incorporated. (15)

        (11)(a) Form of Assignment and Modification Agreement by and between Neuberger & Berman Management Incorporated and American General Life Insurance Company. (15)

        (12)(a) Form of Participation Agreement by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and American General Life Insurance Company. (31)

        (13)(a) Form of Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (18)

        (14)(a) Form of Participation Agreement by and between American General Life Insurance Company and J.P. Morgan Series Trust II. (18)

        (14)(b) Form of Amendment No. 1 to Participation Agreement by and between American General Life Insurance Company and J.P. Morgan Series Trust II. (30)

        (15)(a) Form of Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributor LLC. (18)

        (16)(a) Form of Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (18)

        (16)(b) Form of Amendment to Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (32)

        (17)(a) Form of Participation Agreement by and between American General Life Insurance Company, Warburg Pincus Trust, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc. (18)

        (18)(a) Form of Amended and Restated Participation Agreement by and between Variable Insurance Products Fund II, Fidelity Distributors Corporation and American General Life Insurance Company. (18)

        (18)(b) Form of Amendment No. 3 to the Amended and Restated Participation Agreement by and between Variable Insurance Products Fund II, Fidelity Distributors Corporation and American General Life Insurance Company. (30)

        (19)(a) Form of Amended and Restated Participation Agreement by and between Variable Insurance Products Fund, Fidelity Distributors Corporation and American General Life Insurance Company. (18)

        (19)(b) Form of Amendment No. 3 to the Amended and Restated Participation Agreement by and between Variable Insurance Products Fund, Fidelity Distributors Corporation and American General Life Insurance Company. (30)

        (20)(a) Form of Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of October 1, 2002. (13)

        (21)(a) Form of Participation Agreement by and between SunAmerica Series Trust and American General Life Insurance Company. (19)

        (21)(b) Form of Addendum to Fund Participation Agreement For Class A Shares by and between SunAmerica Series Trust and American General Life Insurance Company. (33)

        (21)(c) Form of Amendment to Participation Agreement by and between SunAmerica Series Trust and American General Life Insurance Company, dated July 2, 2003. (34)

        (22)(a) Form of Administrative Services Agreement between American General Life Insurance Company and fund distributor. (5)

        (23)(a) Form of Administrative Services Agreement between American General Life Insurance Company, Miller Anderson & Sherrard LLP and Morgan Stanley Dean Witter Investment Management Inc. (14)

        (24)(a) Form of Administrative Services Agreement between American General Life Insurance Company and SAFECO Asset Management Company, effective May 14, 2002. (23)

        (25)(a) Form of Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company dated January 1, 2000 (20)

        (25)(b) Form of Amendment No. 1 to Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company, dated November 1, 2001. (29)

        (26)(a) Form of Amended and Restated Administrative Services Agreement between American General Life Insurance Company and A I M Advisors, Inc. (32)

        (27)(a) Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation. (4)

        (27)(b) Amendment to Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation effective as of December 1, 1998. (4)

        (28)(a) Form of Administrative Services Agreement by and between Goldman, Sachs & Co. and American General Life Insurance Company. (31)

        (29)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and JPMorgan Chase Bank, effective May 1, 2003. (30)

        (30)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and Neuberger & Berman Management Incorporated. (15)

        (31)(a) Form of Services Agreement by and between American General Life Insurance Company and Pacific Investment Management, LLC. (18)

        (32)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and Credit Suisse Asset Management, LLC. (18)

        (33)(a) Form of Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, Inc., dated as of July 1, 1999. (12)

        (33)(b) Form of Amendment to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, effective November 1, 2001. (21)

        (33)(c) Form of Amendment No. 3 to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, dated as of July 30, 2004. (13)

        (34)(a) Form of Service Contract by and between Fidelity Distributors Corporation and American General Equity Services Corporation, effective October 1, 2002. (30)

        (35)(a) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (18)

        (36)(a) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and American General Life Insurance Company. (18)

        (37)(a) Form of PIMCO Variable Insurance Trust Services Agreement by and between American General Life Insurance Company and PIMCO Variable Insurance Trust. (18)

        (38)(a) Form of Administrative Services Agreement by and between SunAmerica Asset Management Corp. and American General Life Insurance Company. (19)

        (39)(a) Form of Participation Agreement by and among The Alger American Fund, American General Life Insurance Company and Fred Alger & Company, Incorporated. (30)

        (40)(a) Form of Service Agreement Class O between Fred Alger Management, Inc. and American General Life Insurance Company.
                (30)

        (41)(a) Form of Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. (20)

        (41)(b) Form of Amendment No. 1 to Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. (37)

        (42)(a) Form of Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (20)

        (42)(b) Form of Amendment No. 1 to Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (37)

        (43)(a) Form of Participation Agreement by and between Variable Insurance Products Fund III, Fidelity Distributors Corporation and American General Life Insurance Company. (30)

        (44)(a) Form of Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (13)

        (45)(a) Form of Indemnification Letter Agreement by and between J.P. Morgan Investment Management Inc. and American General Life Insurance Company. (32)

        (46)(a) Form of Marketing and Administrative Services Support Agreement by and between Putnam Retail Management Limited Partnership and American General Life Insurance Company. (37)

(i)     Administrative Contracts.

        (1)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company. (16)

        (1)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated May 21, 1975. (16)

        (1)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated September 23, 1975. (16)

        (1)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated December 30, 1998. (16)

        (1)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, effective January 1, 2002. (16)

        (1)(f) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (16)

        (1)(g) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (33)

(j)     Other Material Contracts.

        (1) General Guarantee Agreement from American Home Assurance Company on behalf of American General Life Insurance Company.
                (3)

(k)     Legal Opinions.

        (1) Opinion and Consent of Pauletta P. Cohn, General Counsel, Life Insurance Operations of American General Life Companies. (26)

        (2) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (35)

(l)     Actuarial Opinion.

        (1) Opinion and Consent of American General Life Insurance Company's actuary. (26)

(m)     Calculation. None

(n)     Other Opinions.

        (1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

(o)     Omitted Financial Statements. None

(p)     Initial Capital Agreements. None

(q)     Redeemability Exemption.

        (1) Description of American General Life Insurance Company's Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940.
                (32)

(r)     Powers of Attorney.

        (1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company. (36)
--------
(1) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on December 18, 1997.

(2) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

(3) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on August 12, 2005.

(4) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on January 15, 1999.

(5) Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.

(6) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on March 23, 1998.

(7) Incorporated by reference to Pre-Effective Amendment No. 23 to Form N-4 Registration Statement (File No. 033-44745) of American General Life Insurance Company Separate Account A filed on April 24, 1998.

(8) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on March 18, 1999.

(9) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 30, 1997.

(10) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on February 12, 1998.

(11) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on August 25, 1999.

(12) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2000.

(13) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on December 2, 2004.

(14) Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 12, 2000.

(15) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on January 21, 2000.

(16) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.

(17) Incorporated by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on October 11, 2000.

(18) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.

(19) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on April 24, 2002.

(20) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on January 20, 2000.

(21) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2001.

(22) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-109613) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2003.

(23) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-82982) of American General Life Insurance Company Separate Account VL-R filed on May 13, 2002.

(24) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on November 8, 2002.

(25) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.

(26) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on October 26, 2000.

(27) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-103361) of American General Life Insurance Company Separate Account VL-R filed on February 21, 2003.

(28) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on January 23, 2003.

(29) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on February 10, 2003.

(30) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2003.

(31) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-90787) of American General Life Insurance Company Separate Account VL-R filed on December 19, 2003.

(32) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2005.

(33) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2004.

(34) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-109206) of American General Life Insurance Company Separate Account D filed on December 17, 2003.

(35) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on October 24, 2005.

(36) Incorporated by reference to Post-Effective Amendment No. 13 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on March 31, 2006.

(37) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2006.

(38) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on November 8, 2005.

(39) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on March 30, 2006.

Item 27. Directors and Officers of the Depositor

Name and Principal                  Positions and Offices with Depositor
Business Address                    American General Life Insurance Company
------------------                  ---------------------------------------------------------

Rodney O. Martin, Jr.               Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

M. Bernard Aidinoff                 Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

David J. Dietz                      Director and Chairman-Global High Net Worth,
830 Third Avenue                    Corporate Markets & Domestic Institutional Profit Center
New York, NY 10022                  and Chief Executive Officer-Global High Net Worth,
                                    Corporate Markets & Domestic Institutional Profit Center

Mary Jane Fortin                    Director, Chief Financial Officer and
2929 Allen Parkway                  Executive Vice President
Houston, TX 77019

David L. Herzog                     Director
70 Pine Street
New York, NY 10270

Richard A. Hollar                   Director, Chairman-Independent Distribution Profit
750 West Virginia Street            Center, President-AIG Life Brokerage Profit Center and
Milwaukee, WI 53204                 Chief Executive Officer-Independent Distribution Profit
                                    Center

Royce G. Imhoff, II                 Director, President-Independent Distribution and Affluent
2929 Allen Parkway                  Profit Center
Houston, TX 77019

Name and Principal                  Positions and Offices with Depositor
Business Address                    American General Life Insurance Company
------------------                  ---------------------------------------------------------------

Gary D. Reddick                     Director, Executive Vice President and
2929 Allen Parkway                  Chief Administrative Officer
Houston, TX 77019

Christopher J. Swift                Director
2929 Allen Parkway
Houston, TX 77019

James W. Weakley                    Director, President-Group Benefits & Financial Institutions and
2929 Allen Parkway                  Chief Executive Officer-Group Benefits & Financial Institutions
Houston, TX 77019

Matthew Winter                      Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Thomas L. Booker                    President-Annuity Profit Center
2727 Allen Parkway
Houston, TX 77019

Richard C. Schuettner               President-AIG Life Brokerage Profit Center
750 West Virginia Street
Milwaukee, WI 53204

James P. Steele                     President-Structured Settlements and Senior Vice President
205 E. 10th Street
Amarillo, TX 79101

David R. Armstrong                  Executive Vice President-Group Benefit & Financial Institutions
3600 Route 66
Neptune, NJ 07754

Rebecca G. Campbell                 Executive Vice President-Human Resources
2929 Allen Parkway
Houston, TX 77019

Dan E. Trudan                       Executive Vice President-Operations, Independent Distribution
750 West Virginia St.               Profit Center
Milwaukee, WI 53204

Name and Principal                  Positions and Offices with Depositor
Business Address                    American General Life Insurance Company
------------------                  ------------------------------------------------------------

Steven D. Anderson                  Chief Financial Officer-Independent Distribution
2727 Allen Parkway                  Profit Center and Senior Vice President-Independent
Houston, TX 77019                   Distribution Profit Center

Stephen A. Appleyard                Senior Vice President-Accident & Health
2727 Allen Parkway
Houston, TX 77019

Erik A. Baden                       Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Wayne A. Barnard                    Senior Vice President, Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein                 Senior Vice President and Chief Actuary
2727-A Allen Parkway
Houston, TX 77019

Jeffrey H. Carlson                  Senior Vice President and Chief Information Officer
2727 Allen Parkway
Houston, TX 77019

James A. Galli                      Senior Vice President and Chief Business Development Officer
830 Third Avenue
New York, NY 10022

Robert M. Goldbloom                 Senior Vice President-Terminal Funding Annuities
80 Pine Street
New York, NY 10005

William F. Guterding                Senior Vice President
830 Third Avenue
New York, NY 10022

Robert F. Herbert, Jr.              Senior Vice President, Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

 Name and Principal                  Positions and Offices with Depositor
 Business Address                    American General Life Insurance Company
 ------------------                  -----------------------------------------

 S. Douglas Israel                   Senior Vice President
 2929 Allen Parkway
 Houston, TX 77019

 Kyle L. Jennings                    Senior Vice President and General Counsel
 2929 Allen Parkway
 Houston, TX 77019

 Althea R. Johnson                   Senior Vice President
 2929 Allen Parkway
 Houston, TX 77019

 Glen D. Keller                      Senior Vice President
 2727 Allen Parkway
 Houston, TX 77019

 Simon J. Leech                      Senior Vice President
 2727-A Allen Parkway
 Houston, TX 77019

 Kent D. Major                       Senior Vice President
 2727-A Allen Parkway
 Houston, TX 77019

 Richard D. McFarland                Senior Vice President
 2727 Allen Parkway
 Houston, TX 77019

 Mark R. McGuire                     Senior Vice President
 2727-A Allen Parkway
 Houston, TX 77019

 Laura W. Milazzo                    Senior Vice President
 2727 Allen Parkway
 Houston, TX 77019

 Harry R. Miller                     Senior Vice President
 2727 Allen Parkway
 Houston, TX 77019

Name and Principal                  Positions and Offices with Depositor
Business Address                    American General Life Insurance Company
------------------                  --------------------------------------------------

John W. Penko                       Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Dennis H. Roberts                   Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Robert E. Steele                    Senior Vice President
205 E. 10th Street
Amarillo, TX 79101

Frederic R. Yopps                   Senior Vice President
750 West Virginia St.
Milwaukee, WI 53204

Steven E. Zimmerman                 Senior Vice President and Medical Director-Houston
2727 Allen Parkway
Houston, TX 77019

Edward F. Bacon                     Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel                      Vice President
2727 Allen Parkway
Houston, TX 77019

Paul Bell, III                      Vice President and Medical Director
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

Michael B. Boesen                   Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura J. Borowski                   Vice President
750 West Virginia St.
Milwaukee, WI 53204

Name and Principal                  Positions and Offices with Depositor
Business Address                    American General Life Insurance Company
------------------                  ---------------------------------------------

James B. Brown                      Vice President
2727 Allen Parkway
Houston, TX 77019

David W. Butterfield                Vice President
3600 Route 66
Neptune, NJ 07754

Michael Candy                       Vice President
2929 Allen Parkway
Houston, TX 77019

Robert W. Chesner                   Vice President
2929 Allen Parkway
Houston, TX 77019

Valerie A. Childrey                 Vice President and Medical Director-Milwaukee
750 West Virginia Street
Milwaukee, WI 53204

Mark E. Childs                      Vice President
2727 Allen Parkway
Houston, TX 77019

Robert M. Cicchi                    Vice President
2727 Allen Parkway
Houston, TX 77019

Steven A. Dmytrack                  Vice President
2929 Allen Parkway
Houston, TX 77019

Elizabeth Dobbs                     Vice President
2727 Allen Parkway
Houston, TX 77019

Douglas M. Donnenfield              Vice President
750 West Virginia Street
Milwaukee, WI 53204

Name and Principal        Positions and Offices with Depositor
Business Address          American General Life Insurance Company
------------------        ---------------------------------------

Timothy M. Donovan        Vice President
2727 Allen Parkway
Houston, TX 77019

Farideh N. Farrokhi       Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

John T. Fieler            Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Patrick S. Froze          Vice President
750 West Virginia Street
Milwaukee, WI 53204

Brad J. Gabel             Vice President
750 West Virginia Street
Milwaukee, WI 53204

Frederick J. Garland, Jr. Vice President
2727 Allen Parkway
Houston, TX 77019

Lisa Gerhart              Vice President
2727 Allen Parkway
Houston, TX 77019

Richard L. Gravette       Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer      Vice President
6363 Forest Park Road
Dallas, TX 75235

Daniel J. Gutenberger     Vice President and Medical Director
70 Pine Street
New York, NY 10270

Name and Principal                  Positions and Offices with Depositor
Business Address                    American General Life Insurance Company
------------------                  ---------------------------------------
Joel H. Hammer                      Vice President
1 Chase Manhattan Plaza
New York, NY 10005

John Harmeling                      Vice President
2929 Allen Parkway
Houston, Texas 77019

Craig H. Harrel                     Vice President
2929 Allen Parkway
Houston, TX 77019

D. Leigh Harrington                 Vice President
2727 Allen Parkway
Houston, TX 77019

Bradley Harris                      Vice President
2727 Allen Parkway
Houston, TX 77019

Michael Harrison                    Vice President
2727 Allen Parkway
Houston, TX 77019

Neal C. Hasty                       Vice President
6363 Forest Park Road
Dallas, TX 75235

Keith C. Honig                      Vice President
1 SunAmerica Center
Los Angeles, CA 90067

Stephen D. Howard                   Vice President
2929 Allen Parkway
Houston, TX 77019

Janna M. Hubble                     Vice President
2929 Allen Parkway
Houston, TX 77019

Name and Principal                  Positions and Offices with Depositor
Business Address                    American General Life Insurance Company
------------------                  -------------------------------------------------

Walter P. Irby                      Vice President
2727 Allen Parkway
Houston, TX 77019

Sharla A. Jackson                   Vice President
205 E. 10th Street
Amarillo, TX 79101

David S. Jorgensen                  Vice President
2727-A Allen Parkway
Houston, TX 77019

Stephen C. Kennedy                  Vice President
750 West Virginia Street
Milwaukee, WI 53204

Michael J. Krugel                   Vice President
750 West Virginia Street
Milwaukee, WI 53204

Gary J. Kleinman                    Vice President and Real Estate Investment Officer
1 Chase Manhattan Plaza
New York, NY 10005

Charles L. Levy                     Vice President and Medical Director
2727 Allen Parkway
Houston, TX 77019

Linda Lewis                         Vice President
6363 Forest Park Road
Dallas, TX 75235

Robert J. Ley                       Vice President
70 Pine Street
New York, NY 10270

Jerry L. Livers                     Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal                  Positions and Offices with Depositor
Business Address                    American General Life Insurance Company
------------------                  --------------------------------------------------

Gwendolyn J. Mallett                Vice President
2727 Allen Parkway
Houston, TX 77019

W. Larry Mask                       Vice President, Real Estate Investment Officer and
2727 Allen Parkway                  Assistant Secretary
Houston, TX 77019

Gordon S. Massie                    Vice President
2929 Allen Parkway
Houston, TX 77019

Melvin C. McFall                    Vice President
2727 Allen Parkway
Houston, TX 77019

Beverly A. Meyer                    Vice President
750 West Virginia Street
Milwaukee, WI 53204

Candace A. Michael                  Vice President
2727 Allen Parkway
Houston, TX 77019

Anne K. Milio                       Vice President
2727 Allen Parkway
Houston, TX 77019

Sylvia A. Miller                    Vice President
#1 Franklin Square
Springfield, IL 62713

Alex N. Moral                       Vice President-Product Design and Development
2727 Allen Parkway
Houston, TX 77019

Michael R. Murphy                   Vice President
750 West Virginia Street
Milwaukee, WI 53204

Name and Principal                  Positions and Offices with Depositor
Business Address                    American General Life Insurance Company
------------------                  --------------------------------------------------

David W. Napoli                     Vice President
2727 Allen Parkway
Houston, TX 77019

Carl T. Nichols                     Vice President and Medical Director-Amarillo
205 E. 10th Street
Amarillo, TX 79101

Deanna D. Osmonson                  Vice President and Chief Compliance Officer
2727 Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.                Vice President, Real Estate Investment Officer and
2929 Allen Parkway                  Assistant Secretary
Houston, TX 77019

Lori J. Payne                       Vice President
2727 Allen Parkway
Houston, TX 77019

Kirsten M. Pedersen                 Vice President
2929 Allen Parkway
Houston, TX 77019

Cathy A. Percival                   Vice President and Medical Director-Houston
2727 Allen Parkway
Houston, TX 77019

Rodney E. Rishel                    Vice President
American General Center
2000 American General Way
Brentwood, TN 37027

Terri Robbins                       Vice President
175 Water Street
New York, NY 10038

Walter J. Rucecki, Jr.              Vice President
2929 Allen Parkway
Houston, TX 77019

Name and Principal                  Positions and Offices with Depositor
Business Address                    American General Life Insurance Company
------------------                  -------------------------------------------

John Rugel                          Vice President
750 West Virginia Street
Milwaukee, WI 53204

Dale W. Sachtleben                  Vice President
#1 Franklin Square
Springfield, IL 62713

Kristin Sather                      Vice President
1 Chase Manhattan Plaza
New York, NY 10005

Richard W. Scott                    Vice President and Chief Investment Officer
70 Pine Street
New York, NY 10270

Tom L. Scott                        Vice President and General Auditor
2929 Allen Parkway
Houston, TX 77019

T. Clay Spires                      Vice President and Tax Officer
2929 Allen Parkway
Houston, TX 77019

Gregory R. Thornton                 Vice President
#1 Franklin Square
Springfield, IL 62713

Veronica Torralba                   Vice President
2929 Allen Parkway
Houston, TX 77019

J. Alan Vale                        Vice President
2929 Allen Parkway
Houston, TX 77019

Christian D. Weiss                  Vice President
#1 Franklin Square
Springfield, IL 62713

Name and Principal                  Positions and Offices with Depositor
Business Address                    American General Life Insurance Company
------------------                  ---------------------------------------

Cynthia P. Wieties                  Vice President
2727 Allen Parkway
Houston, TX 77019

Elizabeth M. Tuck                   Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones                     Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). See footnotes to table below at end of Item 28. Table of subsidiaries of AIG can be found as Exhibit 21 in Form 10-K, SEC file number 001-08787, accession number 0000950123-06-003276, filed March 16, 2006.

                              SUBSIDIARIES OF AIG

                                                                                            Percentage
                                                                                            of Voting
                                                                                            Securities
                                                                           Jurisdiction of Owned by its
                                                                            Incorporation   Immediate
                                                                           or Organization Parent/(2)/
                                                                           --------------- ------------
American International Group, Inc./(1)/...................................     Delaware            /(3)/
   AIG Aviation, Inc......................................................      Georgia         100
   AIG Bulgaria Insurance and Reinsurance Company EAD.....................     Bulgaria         100
   AIG Capital Corporation................................................     Delaware         100
       AIG Consumer Finance Group, Inc....................................     Delaware         100
          AIG Bank Polska S.A.............................................       Poland       99.92
          AIG Credit S.A..................................................       Poland         100
          Compania Financiera Argentina S.A...............................    Argentina         100
       AIG Equipment Finance Holdings, Inc................................     Delaware         100
          AIG Commercial Equipment Finance, Inc...........................     Delaware         100
              AIG Commercial Equipment Finance Company, Canada............       Canada         100
       AIG Finance Holdings, Inc..........................................     New York         100
          AIG Finance (Hong Kong) Limited.................................    Hong Kong         100
       AIG Global Asset Management Holdings Corp..........................     Delaware         100
          AIG Asset Management Services, Inc..............................     Delaware         100
              Brazos Capital Management, L.P..............................     Delaware          92
          AIG Capital Partners, Inc.......................................     Delaware         100

                              SUBSIDIARIES OF AIG

                                                                                          Percentage
                                                                                          of Voting
                                                                                          Securities
                                                                         Jurisdiction of Owned by its
                                                                          Incorporation   Immediate
                                                                         or Organization Parent/(2)/
                                                                         --------------- ------------
       AIG Equity Sales Corp............................................       New York       100
       AIG Global Investment Corp.......................................     New Jersey       100
       AIG Global Securities Lending Corp...............................       Delaware       100
     International Lease Finance Corporation............................     California     67.23/(4)/
     AIG Global Real Estate Investment Corp.............................       Delaware       100
   AIG Credit Corp......................................................       Delaware       100
     A.I. Credit Consumer discount Corp.................................   Pennsylvania       100
     A.I. Credit Corp...................................................  New Hampshire       100
     AICCO, Inc.........................................................       Delaware       100
     AICCO, Inc.........................................................     California       100
     AIG Credit Corp. of Canada.........................................         Canada       100
     Imperial Premium Funding Inc.......................................       Delaware       100
   AIG Egypt Insurance Company, S.A.E...................................          Egypt     89.98
   AIG Federal Savings Bank.............................................         U.S.A.       100
   AIG Financial Advisor Services, Inc..................................       Delaware       100
     AIG Financial Advisor Services (Europe), S.A.......................     Luxembourg       100
   AIG Financial Products Corp..........................................       Delaware       100
     AIG Matched Funding Corp...........................................       Delaware       100
     Banque AIG.........................................................         France        90/(5)/
   AIG Funding, Inc.....................................................       Delaware       100
   AIG Global Trade & Political Risk Insurance Company..................     New Jersey       100
   A.I.G. Golden Insurance Ltd..........................................         Israel     50.01
   AIG Life Holdings (International) LLC................................       Delaware       100
     American International Reinsurance Company, Ltd....................        Bermuda       100
       AIG Edison Life Insurance Company................................          Japan        90/(6)/
       American International Assurance Company, Limited................      Hong Kong       100
       American International Assurance Company (Australia) Limited.....      Australia       100
       American International Assurance Company (Bermuda) Limited.......        Bermuda       100
         American International Assurance Co. (Vietnam) Limited.........        Vietnam       100
         Tata AIG Life Insurance Company Limited........................          India        26
       Nan Shan Life Insurance Company, Ltd.............................         Taiwan        95
   AIG Life Insurance Company...........................................       Delaware        79/(7)/
   AIG Life Insurance Company of Puerto Rico............................    Puerto Rico       100
   AIG Liquidity Corp...................................................       Delaware       100
   AIG Marketing, Inc...................................................       Delaware       100
   AIG Private Bank Ltd.................................................    Switzerland       100
   AIG Retirement Services, Inc.........................................       Delaware       100/(8)/
     SunAmerica Life Insurance Company..................................        Arizona       100
       SunAmerica Investments, Inc......................................        Georgia        70/(9)/
         AIG Advisor Group, Inc.........................................       Maryland       100
          Advantage Capital Corporation.................................       New York       100
          FSC Securities Corporation....................................       Delaware       100
          Royal Alliance Associates, Inc................................       Delaware       100
          Sentra Securities Corporation.................................     California       100
          Spelman & Co., Inc............................................     California       100
          SunAmerica Securities, Inc....................................       Delaware       100

                              SUBSIDIARIES OF AIG

                                                                                              Percentage
                                                                                              of Voting
                                                                                              Securities
                                                                             Jurisdiction of Owned by its
                                                                              Incorporation   Immediate
                                                                             or Organization Parent/(2)/
                                                                             --------------- ------------
         AIG SunAmerica Life Assurance Company..............................        Arizona       100/(10)/
          AIG SunAmerica Asset Management Corp..............................       Delaware       100
            AIG SunAmerica Capital Services. Inc............................       Delaware       100
          First SunAmerica Life Insurance Company...........................       New York       100
     AIG Risk Management, Inc...............................................       New York       100
     AIG Technologies, Inc..................................................  New Hampshire       100
     AIGTI, Inc.............................................................       Delaware       100
   AIG Trading Group Inc....................................................       Delaware       100
     AIG International, Inc.................................................       Delaware       100
   AIU Holdings, LLC........................................................       Delaware       100
     AIG Central Europe & CIS Insurance Holdings Corporation................       Delaware       100
       AIG Bulgaria Insurance and Reinsurance Company EAD...................       Bulgaria       100
       AIG Czech Republic pojistovna, as.................................... Czech Republic       100
       AIG Kazakhstan Insurance Company, S.A................................      Kzakhstan     88.87
     AIU Africa Holdings, Inc...............................................       Delaware       100
       AIG Kenya Insurance Company, Limited.................................          Kenya       100
     AIG Memsa, Inc.........................................................       Delaware       100
       AIG Iraq.............................................................       Delaware       100
       AIG Lebanon, S.A.L...................................................        Lebanon       100
       AIG Libya, Inc.......................................................       Delaware       100
       AIG Hayleys Investment Holdings (Private) Ltd........................      Sri Lanka        80
         Hayleys AIG Insurance Company, Ltd.................................      Sri Lanka       100
       AIG Sigorta A.S......................................................         Turkey       100
       Tata AIG General Insurance Company Limited...........................          India        26
   AIU Insurance Company....................................................       New York        52/(11)/
   AIU North America, Inc...................................................       New York       100
   American General Corporation.............................................          Texas       100
     American General Bancassurance Services, Inc...........................       Illinois       100
     AGC Life Insurance Company.............................................       Missouri       100
       AIG Life Holdings (Canada), ULC......................................         Canada       100
         AIG Assurance Canada...............................................         Canada       100
         AIG Life Insurance Company of Canada...............................         Canada       100
       AIG Life of Bermuda, Ltd.............................................        Bermuda       100
       American General Life and Accident Insurance Company.................      Tennessee       100
       American General Life Insurance Company..............................          Texas       100
         American General Annuity Service Corporation.......................          Texas       100
         AIG Enterprise Services, LLC.......................................       Delaware       100
         American General Equity Services Corporation.......................       Delaware       100
         American General Life Companies, LLC...............................       Delaware       100
         The Variable Annuity Life Insurance Company........................          Texas       100
          VALIC Retirement Services Company.................................          Texas       100
          VALIC Trust Company...............................................          Texas       100
       American General Property Insurance Company..........................      Tennessee     51.85/(12)/
         American General Property Insurance Company of Florida.............        Florida       100
       AIG Annuity Insurance Company........................................          Texas       100
       The United States Life Insurance Company in the City of New York.....       New York       100

                              SUBSIDIARIES OF AIG

                                                                                          Percentage
                                                                                          of Voting
                                                                                          Securities
                                                                         Jurisdiction of Owned by its
                                                                          Incorporation   Immediate
                                                                         or Organization Parent/(2)/
                                                                         --------------- ------------
     American General Finance, Inc......................................        Indiana       100
       American General Auto Finance, Inc...............................       Delaware       100
       American General Finance Corporation.............................        Indiana       100
         MorEquity, Inc.................................................         Nevada       100
          Wilmington Finance, Inc.......................................       Delaware       100
         Merit Life Insurance Co........................................        Indiana       100
         Yosemite Insurance Company.....................................        Indiana       100
          CommoLoCo, Inc................................................    Puerto Rico       100
       American General Financial Services of Alabama, Inc..............       Delaware       100
     American General Investment Management Corporation.................       Delaware       100
     American General Realty Investment Corporation.....................          Texas       100
     American General Assurance Company.................................       Illinois       100
       American General Indemnity Company...............................       Illinois       100
     Knickerbocker Corporation..........................................          Texas       100
   American Home Assurance Company......................................       New York       100
     AIG Domestic Claims, Inc...........................................       Delaware        50/(13)/
     AIG Hawaii Insurance Company, Inc..................................         Hawaii       100
       American Pacific Insurance Company, Inc..........................         Hawaii       100
     American International Insurance Company...........................       New York       100
       American International Insurance Company of California, Inc......     California       100
       American International Insurance Company of New Jersey...........     New Jersey       100
       Minnesota Insurance Company......................................      Minnesota       100
     American International Realty Corp.................................       Delaware      31.5/(14)/
     Pine Street Real Estate Holdings Corp..............................  New Hampshire     31.47/(14)/
     Transatlantic Holdings, Inc........................................       Delaware     33.41/(15)/
       Transatlantic Reinsurance Company................................       New York       100
         Putnam Reinsurance Company.....................................       New York       100
         Trans Re Zurich................................................    Switzerland       100
   American International Insurance Company of Delaware.................       Delaware       100
   American International Life Assurance Company of New York............       New York     77.52/(16)/
   American International Reinsurance Company, Ltd......................        Bermuda       100
   American International Underwriters Corporation......................       New York       100
   American International Underwriters Overseas, Ltd....................        Bermuda       100
     AIG Europe (Ireland) Limited.......................................        Ireland       100
     AIG Europe (U.K.) Limited..........................................        England       100
     AIG Brasil Companhia de Seguros....................................         Brazil        50
     AIG General Insurance (Vietnam) Company Limited....................        Vietnam       100
     Universal Insurance Co., Ltd.......................................       Thailand       100
     La Seguridad de Centroamerica, Compania de Seguros S.A.............      Guatemala       100
     La Meridional Compania Argentina de Seguros........................      Argentina       100
     American International Insurance Company of Puerto Rico............    Puerto Rico       100
     A.I.G. Colombia Seguros Generales S.A..............................       Colombia       100
     American International Underwriters GmBH...........................        Germany       100
     Richmond Insurance Company Limited.................................        Bermuda       100
     Underwriters Adjustment Company, Inc...............................         Panama       100
   American Life Insurance Company......................................       Delaware       100

                              SUBSIDIARIES OF AIG

                                                                                                        Percentage
                                                                                                        of Voting
                                                                                                        Securities
                                                                                      Jurisdiction of  Owned by its
                                                                                      Incorporation or  Immediate
                                                                                        Organization   Parent/(2)/
                                                                                      ---------------- ------------
     AIG Life (Bulgaria) Z.D. A.D....................................................       Bulgaria        100
     ALICO, S.A......................................................................         France        100
     First American Polish Life Insurance and Reinsurance Company, S.A...............         Poland        100
     Inversiones Interamericana S.A. (Chile).........................................          Chile        100
     Pharaonic American Life Insurance Company.......................................          Egypt      71.63
     Unibanco AIG Seguros S.A........................................................         Brazil      47.81/(17)/
   AIG Life Insurance Company (Switzerland) Ltd......................................    Switzerland        100
   American Security Life Insurance Company, Ltd.....................................   Lichtenstein        100
   Birmingham Fire Insurance Company of Pennsylvania.................................   Pennsylvania        100
   China America Insurance Company, Ltd..............................................       Delaware         50
   Commerce and Industry Insurance Company...........................................       New York        100
   Commerce and Industry Insurance Company of Canada.................................        Ontario        100
   Delaware American Life Insurance Company..........................................       Delaware        100
   Hawaii Insurance Consultants, Ltd.................................................         Hawaii        100
   HSB Group, Inc....................................................................       Delaware        100
     The Hartford Steam Boiler Inspection and Insurance Company......................    Connecticut        100
       The Hartford Steam Boiler Inspection and Insurance Company of Connecticut.....    Connecticut        100
       HSB Engineering Insurance Limited.............................................        England        100
         The Boiler Inspection and Insurance Company of Canada.......................         Canada        100
   The Insurance Company of the State of Pennsylvania................................   Pennsylvania        100
   Landmark Insurance Company........................................................     California        100
   Mt. Mansfield Company, Inc........................................................        Vermont        100
   National Union Fire Insurance Company of Pittsburgh, Pa...........................   Pennsylvania        100
     American International Specialty Lines Insurance Company........................         Alaska         70/(18)/
     Lexington Insurance Company.....................................................       Delaware         70/(18)/
       AIG Centennial Insurance Company..............................................   Pennsylvania        100
         AIG Premier Insurance Company...............................................   Pennsylvania        100
          AIG Indemnity Insurance Company............................................   Pennsylvania        100
         AIG Preferred Insurance Company.............................................   Pennsylvania        100
         AIG Auto Insurance Company of New Jersey....................................     New Jersey        100
       JI Accident & Fire Insurance Co. Ltd..........................................          Japan         50
     National Union Fire Insurance Company of Louisiana..............................      Louisiana        100
     National Union Fire Insurance Company of Vermont................................        Vermont        100
     21st Century Insurance Group....................................................     California      33.03/(19)/
       21st Century Insurance Company................................................     California        100
       21st Century Casualty Company.................................................     California        100
       21st Century Insurance Company of the Southwest...............................          Texas        100
     Starr Excess Liability Insurance Company, Ltd...................................       Delaware        100
       Starr Excess Liability Insurance International Ltd............................        Ireland        100
   NHIG Holding Corp.................................................................       Delaware        100
     Audubon Insurance Company.......................................................      Louisiana        100
       Audubon Indemnity Company.....................................................    Mississippi        100
       Agency Management Corporation.................................................      Louisiana        100
         The Gulf Agency, Inc........................................................        Alabama        100
     New Hampshire Insurance Company.................................................   Pennsylvania        100
       AIG Europe, S.A...............................................................         France      70.48/(20)/

                                                                                            Percentage
                                                                                            of Voting
                                                                                            Securities
                                                                           Jurisdiction of Owned by its
                                                                            Incorporation   Immediate
                                                                           or Organization Parent/(2)/
                                                                           --------------- ------------
       AI Network Corporation.............................................       Delaware       100
       American International Pacific Insurance Company...................       Colorado       100
       American International South Insurance Company.....................   Pennsylvania       100
       Granite State Insurance Company....................................   Pennsylvania       100
       New Hampshire Indemnity Company, Inc...............................   Pennsylvania       100
         AIG National Insurance Company, Inc..............................       New York       100
       Illinois National Insurance Co.....................................       Illinois       100
       New Hampshire Insurance Services, Inc..............................  New Hampshire       100
     AIG Star Life Insurance Co., Ltd.....................................          Japan       100
   The Philippine American Life and General Insurance Company.............    Philippines     99.78
     Pacific Union Assurance Company......................................     California       100
     Philam Equitable Life Assurance Company, Inc.........................    Philippines     95.31
     Philam Insurance Company, Inc........................................    Philippines       100
   Risk Specialist Companies, Inc.........................................       Delaware       100
   United Guaranty Corporation............................................ North Carolina     36.3l/(21)/
     A.I.G. Mortgage Holdings Israel, Ltd.................................         Israel     82.12
       E.M.I.-Ezer Mortgage Insurance Company, Limited....................         Israel       100
     AIG United Guaranty Agenzia DI Assicurazione S.R.L...................          Italy       100
     AIG United Guraranty Insurance (Asia) Limited........................      Hong Kong       100
     AIG United Guaranty Re, Ltd..........................................        Ireland       100
     United Guaranty Insurance Company.................................... North Carolina       100
     United Guaranty Mortgage Insurance Company........................... North Carolina       100
     United Guaranty Mortgage Insurance Company of North Carolina......... North Carolina       100
     United Guaranty Partners Insurance Company...........................        Vermont        80
     United Guaranty Residential Insurance Company of North Carolina...... North Carolina       100
     United Guaranty Residential Insurance Company........................ North Carolina     75.03/(22)/
       United Guaranty Commercial Insurance Company of North Carolina..... North Carolina       100
       United Guaranty Mortgage Indemnity Company......................... North Carolina       100
       United Guaranty Credit Insurance Company........................... North Carolina       100
     United Guaranty Services, Inc........................................ North Carolina       100

--------
(1) All subsidiaries listed are consolidated in the financial statements of AIG as filed in its Form 10-K on March 16, 2006. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.
(2)     Percentages include directors' qualifying shares.
(3) The common stock is owned approximately 12.0 percent by Starr International Company, Inc., 1.8 percent by C.V. Starr & Co., Inc. and
        2.0 percent by The Starr Foundation.
(4) Also owned 35.15 percent by National Union Fire Insurance Company of Pittsburgh, Pa.
(5)     Also owned 10 percent by AIG Matched Funding Corp.
(6)     Also owned 21 percent by Commerce and Industry Insurance Company.
(7)     Indirect wholly-owned subsidiary.
(8)     Formerly known as AIG SunAmerica Inc.
(9)     Also owned 30 percent by AIG Retirement Services, Inc.
(10)    Formerly known as Anchor National Life Insurance Company.

(11) Also owned eight percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union Fire Insurance Company of Pittsburgh, Pa. and eight percent by Birmingham Fire Insurance Company of Pennsylvania.
(12) Also owned 48.15 percent by American General Life and Accident Insurance Company.
(13)    Also owned 50 percent by The Insurance Company of the State of
        Pennsylvania.
(14)    Also owned by 11 other AIG subsidiaries.
(15)    Also owned 25.95 percent by AIG.
(16)    Also owned 22.48 percent by American Home Assurance Company.
(17)    Also owned ten percent by a subsidiary of American Life Insurance
        Company.
(18) Also owned 1.7 percent by American International Underwriters Overseas, Ltd. and .48 percent by American Home Assurance Company.
(19) Also owned 20 percent by The Insurance Company of the State of Pennsylvania and ten percent by Birmingham Fire Insurance Company of Pennsylvania.
(20)    Also owned 16.85 percent by American Home Assurance Company,
        6.34 percent by Commerce and Industry Insurance Company and
        6.34 percent by New Hampshire Insurance Company.
(21)    100 percent to be held with other AIG companies.
(22) Also owned 45.88 percent by National Union Fire Insurance Company of Pittsburgh, Pa., 16.95 percent by New Hampshire Insurance Company and
        0.86 percent by The Insurance Company of the State of Pennsylvania.
(23) Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

Item 29. Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

American General Life Insurance Company

Except as otherwise required by applicable law:

(a) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or on behalf of the company) by reason of the fact that he is or was director, officer, or employee or agent of the company, or is or was serving at the request of the company as director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding; provided that he (1) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company; and, (2) with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, by itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was lawful.

(b) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or on behalf of the company to procure a judgement in the company's favor, by reason of the fact that he is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding; provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company unless and only to the extent that the court in which such action, suit or proceeding was brought or any other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

(c) To the extent that a director, officer, or employee or agent of the company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

(d) Any indemnification under paragraphs (a) and (b) above (unless ordered by a court or made pursuant to a determination by a court as hereinafter provided) shall be made by the company upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances and he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (1) by the Board by a majority of a quorum consisting of directors who were not parties to such action, suit or proceeding (disinterested), or (2) by a committee of disinterested directors designated by majority vote of disinterested directors, even though less than a quorum, or
(3) by independent legal counsel in a written opinion, and such legal counsel was selected by a majority vote of a quorum of the disinterested directors, or
(4) by the stockholders. In the absence of a determination that indemnification is proper, the director, officer or employee may apply to the court conducting the proceeding or another court of competent jurisdiction which shall determine whether the director, officer, employee or agent has met the applicable standard of conduct set forth in paragraphs (a) and (b). If the court shall so determine, indemnification shall be made under paragraph (a) or (b) as the case may be.

(e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the company in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the manner provided in paragraph (d) upon receipt of a written instrument acceptable to the Board by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the company as authorized in this section.

(f) The indemnification provided by these By-Laws shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit or the heirs, executors and administrators of such a person.

(g) The company shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, or enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the company would have the power to indemnify him against such liability under the provisions of these By-Laws.

Item 30. Principal Underwriters

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for American General Life Insurance Company Separate Account A, American General Life Insurance Company Separate Account D, American General Life Insurance Company Separate Account VA-1 and American General Life Insurance Company Separate Account VA-2, which all offer interests in variable annuities. American General Equity Services Corporation also acts as principal underwriter for American General Life Insurance Company Separate Account VUL and American General Life Insurance Company Separate Account VUL-2, which both offer interests in flexible premium variable life insurance policies. American General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of American General Life Insurance Company affiliates.

(b) Management.

Name and Principal                  Positions and Offices with Underwriter
Business Address                    American General Equity Services Corporation
------------------                  -----------------------------------------------
Rodney O. Martin, Jr.               Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Name and Principal                  Positions and Offices with Underwriter
Business Address                    American General Equity Services Corporation
------------------                  --------------------------------------------
Mark R. McGuire                     Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Gary D. Reddick                     Director
2929 Allen Parkway
Houston, TX 77019

Royce G. Imhoff, II                 President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.              Vice President
2727-A Allen Parkway
Houston, TX 77019

Rhonda Washington                   Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

Deanna D. Osmonson                  Vice President, Chief Compliance Officer and
2727 Allen Parkway                  Anti-Money Laundering Compliance Officer
Houston, TX 77019

T. Clay Spires                      Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Elizabeth M. Tuck                   Secretary
70 Pine Street
New York, NY 10270

Sarah Hosker                        Assistant Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones                     Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Name and Principal                  Positions and Offices with Underwriter
Business Address                    American General Equity Services Corporation
------------------                  --------------------------------------------
David M. Robinson                   Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming                     Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore                    Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

(c) Compensation From the Registrant.

Item 31. Location of Accounts and Records

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Administrative Office located at #1 Franklin Square, Springfield, Illinois 62713.

Item 32. Management Services   Not applicable.

Item 33. Fee Representation

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

                              POWERS OF ATTORNEY

   Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary D. Reddick and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account VL-R, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 28th day of April, 2006.

                                        AMERICAN GENERAL LIFE INSURANCE COMPANY
                                        SEPARATE ACCOUNT VL-R
                                        (Registrant)

                                    BY: AMERICAN GENERAL LIFE INSURANCE COMPANY
                                        (On behalf of the Registrant and itself)

                                    BY: ROBERT F. HERBERT, JR.
                                        ----------------------------------------
                                        ROBERT F. HERBERT, JR.
                                        SENIOR VICE PRESIDENT, TREASURER
                                        AND CONTROLLER

                                    AGL - 1

   Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.

Signature                      Title                          Date
-----------------------------  -----------------------------  --------------
RODNEY O. MARTIN, JR.          Director, Chairman,            April 28, 2006
-----------------------------  President and Chief
RODNEY O. MARTIN, JR.          Executive Officer

MARY JANE FORTIN               Director, Chief Financial      April 28, 2006
-----------------------------  Officer and Executive Vice
MARY JANE FORTIN               President

M. BERNARD AIDINOFF            Director                       April 28, 2006
-----------------------------
M. BERNARD AIDINOFF

DAVID J. DIETZ                 Director                       April 28, 2006
-----------------------------
DAVID J. DIETZ

DAVID L. HERZOG                Director                       April 28, 2006
-----------------------------
DAVID L. HERZOG

RICHARD A. HOLLAR              Director                       April 28, 2006
-----------------------------
RICHARD A. HOLLAR

ROYCE G. IMHOFF II             Director                       April 28, 2006
-----------------------------
ROYCE G. IMHOFF II

                                    AGL - 2

Signature                      Title                          Date
-----------------------------  -----------------------------  --------------
GARY D. REDDICK                Director                       April 28, 2006
-----------------------------
GARY D. REDDICK

CHRISTOPHER J. SWIFT           Director                       April 28, 2006
-----------------------------
CHRISTOPHER J. SWIFT

JAMES W. WEAKLEY               Director                       April 28, 2006
-----------------------------
JAMES W. WEAKLEY

                                    AGL - 3

                                                                      333-43264
                                                                      811-08561

                                  SIGNATURES

   American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 28th day of April, 2006.

                                              AMERICAN HOME ASSURANCE COMPANY

                                              BY: ROBERT S. SCHIMEK
                                                  -----------------------------
                                                  ROBERT S. SCHIMEK
                                                  SENIOR VICE PRESIDENT
                                                  AND TREASURER

This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                      Title                          Date
-----------------------------  -----------------------------  --------------
*M. BERNARD AIDINOFF           Director                       April 28, 2006
-----------------------------
M. BERNARD AIDINOFF

*STEVEN J. BENSINGER           Director                       April 28, 2006
-----------------------------
STEVEN J. BENSINGER

*JOHN Q. DOYLE                 Director and President         April 28, 2006
-----------------------------
JOHN Q. DOYLE

*JEFFREY L. HAYMAN             Director                       April 28, 2006
-----------------------------
JEFFREY L. HAYMAN

*DAVID L. HERZOG               Director                       April 28, 2006
-----------------------------
DAVID L. HERZOG

*ROBERT E. LEWIS               Director                       April 28, 2006
-----------------------------
ROBERT E. LEWIS

*KRISTIAN P. MOOR              Director and Chairman          April 28, 2006
-----------------------------
KRISTIAN P. MOOR

*WIN J. NEUGER                 Director                       April 28, 2006
-----------------------------
WIN J. NEUGER

*ROBERT M. SANDLER             Director                       April 28, 2006
-----------------------------
ROBERT M. SANDLER

Signature                      Title                          Date
-----------------------------  -----------------------------  --------------
*ROBERT S. SCHIMEK             Director, Senior Vice          April 28, 2006
-----------------------------  President and Treasurer
ROBERT S. SCHIMEK

*NICHOLAS S. TYLER             Director                       April 28, 2006
-----------------------------
NICHOLAS S. TYLER

*NICHOLAS C. WALSH             Director                       April 28, 2006
-----------------------------
NICHOLAS C. WALSH

* BY: ROBERT S. SCHIMEK
      -----------------------------------
      ROBERT S. SCHIMEK
      ATTORNEY-IN-FACT
      (Exhibit (r)(1) to the Registration
      Statement)

                                 EXHIBIT INDEX

Item 26. Exhibits

  (e)(3) Specimen form of Variable Universal Life Insurance Supplemental Application, Form No. AGLC 0198-00 Rev0406.

  (e)(4)    Form of Service Request Form, Form No. AGLC0223 Rev0506.

  (n)(1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

                                      E-1